Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	REYNOLDS AMERICAN INC
Entity Central Index Key	0001275283
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false

Consolidated Statements of Income (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended												12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Consolidated Statements of Income [Abstract]
Net sales													$ 8,062	[1]	$ 8,170	[1]	$ 8,015	[1]
Net sales, related party													479		381		404
Net sales	2,083	2,200	2,267	1,991	2,081	2,239	2,245	1,986					8,541		8,551		8,419
Costs and expenses:
Cost of products sold													4,464	[1]	4,544	[1]	4,488	[1]
Selling, general and administrative expenses													1,606		1,480		1,517
Amortization expense													24		25		28
Asset impairment and exit charges															38		56
Trademark impairment charges	48				6								48		6		567
Goodwill impairment charge					26										26
Restructuring charge																	56
Operating income													2,399		2,432		1,763
Interest and debt expense													221		232		251
Interest income													(11)		(12)		(19)
Other expense, net													3		7		9
Income from continuing operations before income taxes													2,186		2,205		1,522
Provision for income taxes													780		868		567
Income from continuing operations													1,406		1,337		955
Losses from discontinued operations, net of tax								(216)							(216)
Net income	$ 304	$ 394	$ 327	$ 381	$ 262	$ 400	$ 359	$ 100					$ 1,406		$ 1,121		$ 955
Basic income per share:
Income from continuing operations					$ 0.45	$ 0.69	$ 0.62	$ 0.54					$ 2.41		$ 2.29		$ 1.64
Loss from discontinued operations, net of tax								$ (0.37)							$ (0.37)
Net income	$ 0.52	$ 0.68	$ 0.56	$ 0.65	$ 0.45	$ 0.69	$ 0.62	$ 0.17					$ 2.41		$ 1.92		$ 1.64
Diluted income per share:
Income from continuing operations					$ 0.45	$ 0.68	$ 0.61	$ 0.54					$ 2.4		$ 2.29		$ 1.64
Loss from discontinued operations, net of tax								$ (0.37)							$ (0.37)
Net income	$ 0.52	$ 0.67	$ 0.56	$ 0.65	$ 0.45	$ 0.68	$ 0.61	$ 0.17					$ 2.4		$ 1.92		$ 1.64
Dividends declared per share	$ 0.56	$ 0.53	$ 0.53	$ 0.53	$ 0.49	$ 0.45	$ 0.45	$ 0.45	$ 0.45	$ 0.425	$ 0.425	$ 0.425	$ 2.15		$ 1.84		$ 1.73

[1]	Excludes excise taxes of $4,107 million, $4,340 million and $3,927 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Consolidated Statements of Income (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Income [Abstract]
Excise taxes	$ 4,107	$ 4,340	$ 3,927

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from (used in) operating activities:
Net income	$ 1,406	$ 1,121	$ 955
Losses from discontinued operations, net of tax		216
Adjustments to reconcile to net cash flows from (used in) continuing operating activities:
Depreciation and amortization	138	151	144
Asset impairment and exit charges, net of cash payments		37
Restructuring charge, net of cash payments	(35)	(51)	7
Trademark impairment charges	48	6	567
Goodwill impairment charge		26
Deferred income tax expense (benefit)	100	187	(159)
Other changes that provided (used) cash:
Accounts and other receivables	12	(3)
Inventories	88	164	(49)
Related party, net	(32)	45	2
Accounts payable	(66)	(17)	(10)
Accrued liabilities, including income taxes and other working capital	10	(64)	(191)
Litigation bonds	(35)	(21)	(23)
Tobacco settlement	(58)	(22)	291
Pension and postretirement	(165)	(715)	(169)
Other, net	9	205	89
Net cash flows from operating activities	1,420	1,265	1,454
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments		4	19
Proceeds from settlement of long-term investments	2	13	6
Capital expenditures	(190)	(174)	(141)
Acquisition, net of cash acquired			(43)
Net proceeds from sale of business	202
Proceeds from termination of joint venture	32	28	24
Other, net	14	3	12
Net cash flows from (used in) investing activities	60	(126)	(123)
Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(1,049)	(991)
Repurchase of common stock	(282)	(5)	(5)
Repayments of long-term debt	(400)	(300)	(200)
Proceeds from termination of interest rate swaps	186
Other, net	(6)	5	4
Net cash flows used in financing activities	(1,714)	(1,349)	(1,192)
Effect of exchange rate changes on cash and cash equivalents	(5)	(11)	6
Net cash flow related to discontinued operations, net of tax benefit		(307)
Net change in cash and cash equivalents	(239)	(528)	145
Cash and cash equivalents at beginning of year	2,195	2,723	2,578
Cash and cash equivalents at end of year	1,956	2,195	2,723
Income taxes paid, net of refunds	694	573	709
Interest paid, net of capitalized interest (2011 - $3; 2010 - $3; 2009 - $1)	$ 232	$ 231	$ 245

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Cash Flows [Abstract]
Capitalized interest	$ 3	$ 3	$ 1

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 1,956	$ 2,195
Accounts receivable	101	118
Accounts receivable, related party	67	48
Other receivables	46	44
Inventories	967	1,055
Deferred income taxes, net	945	946
Prepaid expenses and other	225	195
Assets held for sale	0	201
Total current assets	4,307	4,802
Property, plant and equipment, at cost:
Land and land improvements	91	89
Buildings and leasehold improvements	748	656
Machinery and equipment	1,756	1,700
Construction-in-process	90	157
Total property, plant and equipment	2,685	2,602
Less accumulated depreciation	1,615	1,600
Property, plant and equipment, net	1,070	1,002
Trademarks and other intangible assets, net of accumulated amortization (2011 - $696; 2010 - $672)	2,602	2,675
Goodwill	8,010	8,010
Other assets and deferred charges	265	589
Total assets	16,254	17,078
Current liabilities:
Accounts payable	113	179
Tobacco settlement accruals	2,530	2,589
Due to related party	2	4
Deferred revenue, related party	42	53
Current maturities of long-term debt	457	400
Other current liabilities	1,132	1,147
Total current liabilities	4,276	4,372
Long-term debt (less current maturities)	3,206	3,701
Deferred income taxes, net	511	518
Long-term retirement benefits (less current portion)	1,759	1,668
Other noncurrent liabilities	251	309
Commitments and contingencies:
Shareholders' equity:
Common stock (shares issued: 2011 - 576,135,199; 2010 - 583,043,872)
Paid-in capital	8,293	8,535
Accumulated deficit	(1,660)	(1,807)
Accumulated other comprehensive loss - (Defined benefit pension and post-retirement plans: 2011 - $(330) and 2010 - $(186), net of tax)	(382)	(218)
Total shareholders' equity	6,251	6,510
Total liabilities and shareholders' equity	$ 16,254	$ 17,078

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Accumulated amortization	$ 696	$ 672
Common stock, shares issued	576,135,199	583,043,872
Defined benefit pension and post-retirement plans	$ (330)	$ (186)

Consolidated Statements of Shareholders' Equity (USD $) In Millions	Total	Common Stock	Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss
Beginning Balance at Dec. 31, 2008	$ 6,237	$ 0	$ 8,463	$ (1,792)	$ (434)
Net income	955			955
Retirement benefits, net of $182 tax expense; $102 tax benefit; $95 tax benefit	274				274
Unrealized loss on long-term investments, net of $2 tax expense; $13 tax expense; $6 tax benefit	4				4
Cumulative translation adjustment and other, net of tax (benefit) expense of $7 tax expense ; $10 tax benefit; $4 tax benefit	3				3
Dividends - $1.73 / $1.84 / $2.15 per share	(1,010)			(1,010)
Equity incentive award plan and stock-based compensation	38		38
Common stock repurchased	(5)		(5)
Excess tax benefit on stock-based compensation plans	2		2
Ending Balance at Dec. 31, 2009	6,498	0	8,498	(1,847)	(153)
Net income	1,121			1,121
Retirement benefits, net of $182 tax expense; $102 tax benefit; $95 tax benefit	(78)				(78)
Unrealized loss on long-term investments, net of $2 tax expense; $13 tax expense; $6 tax benefit	21				21
Cumulative translation adjustment and other, net of tax (benefit) expense of $7 tax expense ; $10 tax benefit; $4 tax benefit	(8)				(8)
Dividends - $1.73 / $1.84 / $2.15 per share	(1,081)			(1,081)
Equity incentive award plan and stock-based compensation	40		40
Common stock repurchased	(5)		(5)
Excess tax benefit on stock-based compensation plans	2		2
Ending Balance at Dec. 31, 2010	6,510	0	8,535	(1,807)	(218)
Net income	1,406			1,406
Retirement benefits, net of $182 tax expense; $102 tax benefit; $95 tax benefit	(144)				(144)
Unrealized loss on long-term investments, net of $2 tax expense; $13 tax expense; $6 tax benefit	(12)				(12)
Cumulative translation adjustment and other, net of tax (benefit) expense of $7 tax expense ; $10 tax benefit; $4 tax benefit	(8)				(8)
Dividends - $1.73 / $1.84 / $2.15 per share	(1,259)			(1,259)
Equity incentive award plan and stock-based compensation	39		39
Common stock repurchased	(282)		(282)
Excess tax benefit on stock-based compensation plans	1		1
Ending Balance at Dec. 31, 2011	$ 6,251	$ 0	$ 8,293	$ (1,660)	$ (382)

Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Shareholders' Equity and Comprehensive Income [Abstract]
Tax expense/benefit, retirement benefits	$ (95)	$ (102)	$ 182
Unrealized gain/loss on long-term investments	(6)	13	2
Tax expense/benefit, cumulative translation adjustment	$ (4)	$ (10)	$ 7
Annualized dividend per share	$ 2.15	$ 1.84	$ 1.73

Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statement of Income and Comprehensive Income [Abstract]
Net income	$ 304	$ 394	$ 327	$ 381	$ 262	$ 400	$ 359	$ 100	$ 1,406	$ 1,121	$ 955
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(144)	(78)	274
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									(12)	21	4
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(8)	(8)	3
Comprehensive income									$ 1,242	$ 1,056	$ 1,236

Statements of Comprehensive Income (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statement of Income and Comprehensive Income [Abstract]
Tax expense/benefit, retirement benefits	$ (95)	$ (102)	$ 182
Tax expense/benefit, unrealized gain on investments	(6)	13	2
Tax expense/benefit, cumulative translation adjustment	$ (4)	$ (10)	$ 7

Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Business and Summary of Significant Accounting Policies [Abstract]
Business and Summary of Significant Accounting Policies

Note 1 — Business and Summary of Significant Accounting Policies

Overview

The consolidated financial statements include the accounts of Reynolds American Inc., referred to as RAI, and its wholly owned subsidiaries. RAI’s wholly owned operating subsidiaries include R. J. Reynolds Tobacco Company; American Snuff Company, LLC, referred to as American Snuff Co.; Santa Fe Natural Tobacco Company, Inc., referred to as SFNTC; and Niconovum AB.

RAI was incorporated as a holding company in the state of North Carolina on January 5, 2004, and its common stock is listed on the NYSE under the symbol “RAI.” On July 30, 2004, the U.S. assets, liabilities and operations of Brown & Williamson Tobacco Corporation, now known as Brown & Williamson Holdings, Inc., referred to as B&W, an indirect, wholly owned subsidiary of British American Tobacco p.l.c., referred to as BAT, were combined with R. J. Reynolds Tobacco Company, a wholly owned operating subsidiary of R.J. Reynolds Tobacco Holdings, Inc., referred to as RJR. These July 30, 2004, transactions generally are referred to as the B&W business combination.

References to RJR Tobacco prior to July 30, 2004, relate to R. J. Reynolds Tobacco Company, a New Jersey corporation and a wholly owned subsidiary of RJR. References to RJR Tobacco on and subsequent to July 30, 2004, relate to the combined U.S. assets, liabilities and operations of B&W and R. J. Reynolds Tobacco Company, a North Carolina corporation.

RAI’s reportable operating segments are RJR Tobacco, American Snuff and Santa Fe. The RJR Tobacco segment consists of the primary operations of R. J. Reynolds Tobacco Company. The American Snuff segment consists of the primary operations of American Snuff Co. and, prior to its sale, Lane, Limited, referred to as Lane. During the fourth quarter of 2011, RAI elected to begin reporting the Santa Fe segment, which includes the primary operations of SFNTC. RAI has retrospectively revised segment disclosures for all periods presented. Although the operations and results of Santa Fe currently do not meet the quantitative criteria to be required to be reported, RAI management believes that reporting this segment is important to the financial statement user for additional understanding and transparency with respect to the aggregate operations and results of RAI’s subsidiaries that produce and market cigarettes in the U.S. Niconovum AB, among other RAI subsidiaries, is included in All Other. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of RAI.

As a result of the B&W business combination, Lane became a wholly owned subsidiary of RAI. On February 28, 2011, RAI completed the sale of all of the capital stock of Lane and certain other assets related to the Lane operations, to an affiliate of Scandinavian Tobacco Group A/S, referred to as STG, for net proceeds of $202 million in cash. The assets and liabilities of the disposal group were classified as held for sale as of December 31, 2010, and its results of operations were included through February 28, 2011, in income from continuing operations in the American Snuff segment.

RAI’s operating subsidiaries primarily conduct their business in the United States.

Basis of Presentation

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, referred to as GAAP, requires estimates and assumptions to be made that affect the reported amounts in the consolidated financial statements and accompanying notes. Volatile credit and equity markets, changes to regulatory and legal environments, and consumer spending may affect the uncertainty inherent in such estimates and assumptions. Actual results could differ from those estimates. Certain reclassifications were made to conform prior years’ financial statements to the current presentation.

All dollar amounts, other than per share amounts, are presented in millions, except for amounts set forth in note 13 and as otherwise noted.

Cash and Cash Equivalents

Cash balances are recorded net of book overdrafts when a bank right-of-offset exists. All other book overdrafts are recorded in accounts payable. Cash equivalents may include money market funds, commercial paper and time deposits in major institutions to minimize investment risk. As short-term, highly liquid investments readily convertible to known amounts of cash, with remaining maturities of three months or less at the time of purchase, cash equivalents have carrying values that approximate fair values.

Fair Value Measurement

RAI determines fair value of assets and liabilities using a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity, and the reporting entity’s own assumptions about market participant assumptions based on the best information available in the circumstances.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, essentially an exit price.

The levels of the fair value hierarchy are:

Level 1: inputs are quoted prices, unadjusted, in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2: inputs are other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. A Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3: inputs are unobservable and reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Investments

Marketable securities are classified as available-for-sale and are carried at fair value. RAI reviews these investments on a quarterly basis to determine if it is probable that RAI will realize some portion of the unrealized loss and to determine the classification of the impairment as temporary or other-than-temporary. For those securities that RAI does not intend to sell and it is more likely than not that RAI will not be required to sell the securities prior to recovery, RAI recognizes the credit loss component of an other-than-temporary impairment in earnings, and recognizes the noncredit component in other comprehensive loss. All losses deemed to be other than temporarily impaired are recorded in earnings.

Inventories

Inventories are stated at the lower of cost or market. The cost of tobacco inventories is determined principally under the last-in, first-out, or LIFO, method and is calculated at the end of each year. The cost of work in process and finished goods includes materials, direct labor, variable costs and overhead and full absorption of fixed manufacturing overhead. Stocks of tobacco, which have an operating cycle that exceeds 12 months due to aging requirements, are classified as current assets, consistent with recognized industry practice.

Long-lived Assets

Long-lived assets, such as property, plant and equipment, trademarks and other intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the book value of the asset may not be recoverable. Impairment of the carrying value of long-lived assets would be indicated if the best estimate of future undiscounted cash flows expected to be generated by the asset grouping is less than its carrying value. If an impairment is indicated, any loss is measured as the difference between estimated fair value and carrying value and is recognized in operating income.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets. Useful lives range from 20 to 50 years for buildings and improvements, and from 3 to 30 years for machinery and equipment. The cost and related accumulated depreciation of assets sold or retired are removed from the accounts and the gain or loss on disposition is recognized in operating income.

Intangible Assets

Intangible assets include goodwill, trademarks and other intangible assets and are capitalized when acquired. The determination of fair value involves considerable estimates and judgment. In particular, the fair value of a reporting unit involves, among other things, developing forecasts of future cash flows, determining an appropriate discount rate, and when goodwill impairment is implied, determining the fair value of individual assets and liabilities, including unrecorded intangibles. Although RAI believes it has based its impairment testing and impairment charges on reasonable estimates and assumptions, the use of different estimates and assumptions could result in materially different results. Generally, if the current competitive or regulatory environment worsens or RAI’s operating companies’ strategic initiatives adversely affect their financial performance, the fair value of goodwill, trademarks and other intangible assets could be impaired in future periods. Trademarks and other intangible assets with indefinite lives are not amortized, but are tested for impairment annually, in the fourth quarter, and more frequently if events and circumstances indicate that the asset might be impaired.

Accounting for Derivative Instruments and Hedging Activities

RAI measures any derivative instruments, including certain derivative instruments embedded in other contracts, at fair value and records them in the balance sheet as either an asset or liability. Changes in fair value of derivatives are recorded in earnings unless hedge accounting criteria are met. For derivatives designated as fair value hedges, the changes in fair value of both the derivative instrument and the hedged item are recorded in earnings. For derivatives designated as cash flow hedges, the effective portions of changes in the fair value of the derivative are reported in accumulated other comprehensive loss. The ineffective portions of hedges are recognized in earnings in the current period.

RAI formally assesses at inception of the hedge and on an ongoing basis, whether each derivative is highly effective in offsetting changes in fair values or cash flows of the hedged item, and formally designates as a hedge those derivatives that qualify for hedge accounting. If it is determined that a derivative is not highly effective as a hedge or if a derivative ceases to be a highly effective hedge, RAI will discontinue hedge accounting prospectively. Any unrecognized gain or loss will be deferred and recognized into income as the formerly hedged item is recognized in earnings. At December 31, 2010, RAI had no derivative instruments classified as hedges, and at December 31, 2011, had no derivative instruments.

Software Costs

Computer software and software development costs incurred in connection with developing or obtaining computer software for internal use that has an extended useful life are capitalized. These costs are amortized over their estimated useful life, which is typically five years or less. During 2011 and 2010, costs of $24 million and $22 million, respectively, were capitalized or included in construction-in-process. At each of December 31, 2011 and 2010, the unamortized balance was $64 million. Software amortization expense was $24 million, $30 million and $26 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Revenue Recognition

Revenue from product sales is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the seller’s price to the buyer is fixed or determinable, and collectibility is reasonably assured. These criteria are generally met when title and risk of loss pass to the customer. Payments received in advance of shipments are deferred and recorded in other accrued liabilities until shipment occurs. Certain sales of leaf to a related party, considered as bill-and-hold for accounting purposes, are recorded as deferred revenue when all of the above revenue recognition criteria are met except delivery, postponed at the customer’s request. Revenue is subsequently recognized upon delivery. The revenues recorded are presented net of excise tax collected on behalf of government authorities.

Shipping and handling costs are classified as cost of products sold. Net sales include certain sales incentives, including retail discounting, promotional allowances and coupons.

Cost of Products Sold

Cost of products sold includes the expenses for the Master Settlement Agreement, referred to as the MSA, and other settlement agreements with the states of Mississippi, Florida, Texas and Minnesota, which together with the MSA are collectively referred to as the State Settlement Agreements; the federal tobacco quota buyout; and the user fees charged by the U.S. Food and Drug Administration, referred to as the FDA, were as follows for the years ended December 31:

	2011	2010	2009
State Settlement Agreements	$2,435	$2,496	$2,540
Federal tobacco quota buyout	229	243	240
FDA user fees	120	75	22

Advertising

Advertising costs, which are expensed as incurred, were $65 million, $72 million and $69 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Research and Development

Research and development costs, which are expensed as incurred, were $69 million, $71 million and $68 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Interest and penalties related to uncertain tax positions are accounted for as tax expense. Federal income taxes for RAI and its subsidiaries are calculated on a consolidated basis. State income taxes for RAI and its subsidiaries are primarily calculated on a separate return basis.

RAI accounts for uncertain tax positions which require that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not (a likelihood of more than 50 percent) that the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.

Stock-Based Compensation

Stock-based compensation expense is recognized for all forms of share-based payment awards, including shares issued to employees under stock options and restricted stock units.

Litigation Contingencies

RAI discloses information concerning litigation for which an unfavorable outcome is more than remote. RAI and its subsidiaries record their legal expenses and other litigation costs and related administrative costs as selling, general and administrative expenses as those costs are incurred. RAI and its subsidiaries will record any loss related to litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated. When the reasonable estimate is a range, the recorded loss will be the best estimate within the range. If no amount in the range is a better estimate than any other amount, the minimum amount of the range will be recorded.

Pension and Postretirement

Pension and postretirement benefits require balance sheet recognition of the net asset or liability for the overfunded or underfunded status of defined benefit pension and other postretirement benefit plans, on a plan-by-plan basis, and recognition of changes in the funded status in the year in which the changes occur.

Changes in benefit obligations due to plan amendments, referred to as prior service costs, are amortized on a straight-line basis over the average remaining service period for active employees. These changes are reported in accumulated other comprehensive loss, as a separate component of shareholders’ equity and in the consolidated statements of comprehensive income. Changes in the amount of either the benefit obligation or the value of plan assets resulting from experience different from that assumed or from changes in assumptions are referred to as actuarial gains and losses.

In November 2011, RAI elected to change its method of accounting for pension and postretirement benefits. Historically, RAI has recognized actuarial gains and losses in accumulated other comprehensive loss in its consolidated balance sheets on an annual basis, amortizing them into operating results over the average future service period of active employees in these plans, to the extent such gains and losses were in excess of 10 percent of the greater of the market-related value of plan assets or the plan’s projected benefit obligation, referred to as the corridor. RAI has elected to immediately recognize actuarial gains and losses in its operating results in the year in which they occur, to the extent they exceed the corridor. Actuarial gains and losses outside the corridor are generally recognized annually as of December 31, and are recorded as a mark-to-market, referred to as MTM, adjustment. Additionally, for purposes of calculating the expected return on plan assets, RAI will no longer use an averaging technique permitted under GAAP for the market-related value of plan assets, but instead will use the actual fair value of plan assets. These changes are intended to improve the transparency of RAI’s operating results by more quickly recognizing the effects of current economic and interest rate trends on plan investments and assumptions.

These changes have been reported through retrospective application of the new policy to all periods presented. The impacts of all revisions made to the financial statements are summarized below:

Consolidated statements of income:

	For the Year Ended December 31, 2010			For the Year Ended December 31, 2009
	Previously Reported	Revised	Effect Of Change	Previously Reported	Revised	Effect Of Change
Cost of products sold	$4,544	$4,544	$—	$4,485	$4,488	$3
Selling, general and administrative expenses	1,493	1,480	(13)	1,508	1,517	9
Operating income	2,419	2,432	13	1,775	1,763	(12)
Income from continuing operations before income taxes	2,192	2,205	13	1,534	1,522	(12)
Provision for income taxes	863	868	5	572	567	(5)
Income from continuing operations	1,329	1,337	8	962	955	(7)
Net income	1,113	1,121	8	962	955	(7)
Earnings per share — basic	1.91	1.92	0.01	1.65	1.64	(0.01)
Earnings per share — diluted	1.90	1.92	0.02	1.65	1.64	(0.01)

Consolidated balance sheet:

	December 31, 2010
	Previously Reported	Revised	Effect Of Change
Accumulated deficit	$(547)	$(1,807)	$(1,260)
Accumulated other comprehensive loss	(1,478)	(218)	1,260

Consolidated statements of cash flows:

	For the Year Ended December 31, 2010			For the Year Ended December 31, 2009
	Previously Reported	Revised	Effect Of Change	Previously Reported	Revised	Effect Of Change
Cash flows from operating activities:
Net income	$1,113	$1,121	$8	$962	$955	$(7)
Deferred income tax expense (benefit)	182	187	5	(154)	(159)	(5)
Pension and postretirement	(702)	(715)	(13)	(181)	(169)	12

	For the Year Ended December 31, 2010			For the Year Ended December 31, 2009
	Previously Reported	Revised	Effect Of Change	Previously Reported	Revised	Effect Of Change
Consolidated statements of shareholders’ equity:
Accumulated deficit:
Beginning balance	$(579)	$(1,847)	$(1,268)	$(531)	$(1,792)	$(1,261)
Net income	1,113	1,121	8	962	955	(7)
Ending balance	(547)	(1,807)	(1,260)	(579)	(1,847)	(1,268)
Accumulated other comprehensive income (loss):
Beginning balance	$(1,421)	$(153)	$1,268	$(1,695)	$(434)	$1,261
Pension and other postretirement benefit adjustments	(70)	(78)	(8)	267	274	7
Ending balance	(1,478)	(218)	1,260	(1,421)	(153)	1,268

Consolidated statements of comprehensive income:
Comprehensive income:
Net income	$1,113	$1,121	$8	$962	$955	$(7)
Pension and other postretirement benefit adjustments	(70)	(78)	(8)	267	274	7

Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board, referred to as FASB, amended certain accounting and disclosure requirements related to fair value measurements. For fair value measurements categorized as Level 1 and Level 2, requirements have been expanded to include disclosures of transfers between these levels. For fair value measurements categorized as Level 3, a reporting entity should disclose quantitative information of the unobservable inputs and assumptions, a description of the valuation processes and a qualitative discussion about the sensitivity of the fair value measurement to changes in unobservable inputs. The guidance is effective for RAI for interim and annual reporting periods beginning January 1, 2012, and is not expected to have a material impact on RAI’s results of operations, cash flows or financial position.

In June 2011, the FASB issued amended guidance which requires comprehensive income to be reported in either a single statement or in two consecutive statements reporting net income and other comprehensive income. The amendment eliminates the option to report other comprehensive income and its components in the statement of changes in shareholders’ equity. The guidance is effective for fiscal years, and interim periods within those years, beginning January 1, 2012. In December 2011, the FASB deferred the changes related to the presentation of reclassification adjustments. The adoption of the amendment will have no impact on RAI’s results of operations, cash flows or financial position.

In September 2011, the FASB issued amended guidance that permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount before applying the current two-step goodwill impairment test. If an entity concludes that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it would not be required to perform the two-step impairment test for that reporting unit. The guidance is effective for RAI for interim and annual reporting periods beginning January 1, 2012, and will not have a material impact on RAI’s results of operations, cash flows or financial position.

Fair Value Measurement	12 Months Ended
Dec. 31, 2011
Fair Value Measurement [Abstract]
Fair Value Measurement

Note 2 — Fair Value Measurement

Fair Value of Financial Assets and Liabilities

Financial assets carried at fair value as of December 31, 2011, were as follows:

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Cash equivalents	$1,473	$—	$—	$1,473
Other assets and deferred charges:
Auction rate securities	—	—	63	63
Mortgage-backed security	—	—	12	12
Marketable equity security	5	—	—	5
Assets held in grantor trusts	1	—	—	1

Financial assets (liabilities) carried at fair value as of December 31, 2010, were as follows:

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Cash equivalents	$2,136	$—	$—	$2,136
Other assets and deferred charges:
Auction rate securities	—	—	61	61
Mortgage-backed security	—	—	14	14
Marketable equity security	24	—	—	24
Assets held in grantor trusts	12	—	—	12
Interest rate swaps — fixed to floating rate	—	227	—	227
Other noncurrent liabilities:
Interest rate swaps — floating to fixed rate	—	(22)	—	(22)

There were no changes among the levels during the years ended December 31, 2011 and 2010.

RAI has investments in auction rate securities linked to corporate credit risk, investments in auction rate securities related to financial insurance companies, an investment in a mortgage-backed security and an investment in a marketable equity security. The unrealized gains and losses, net of tax, were included in other comprehensive loss in RAI’s consolidated balance sheets as of December 31, 2011 and 2010. The realized losses were recorded in other expense, net in RAI’s consolidated statement of income for the years ended December 31, 2011, 2010 and 2009. The funds associated with the auction rate securities will not be accessible until a successful auction occurs or a buyer is found.

RAI reviews these investments on a quarterly basis to determine if it is probable that RAI will realize some portion of the unrealized loss and to determine the classification of the impairment as temporary or other-than-temporary. RAI recognizes the credit loss component of an other-than-temporary impairment of its debt securities in earnings and the noncredit component in other comprehensive loss for those securities in which RAI does not intend to sell and it is more likely than not that RAI will not be required to sell the securities prior to recovery.

In determining if the difference between amortized cost and estimated fair value of the auction rate securities or the mortgage-backed security was deemed either temporary or other-than-temporary impairment, RAI evaluated each type of long-term investment using a set of criteria, including decline in value, duration of the decline, period until anticipated recovery, nature of investment, probability of recovery, financial condition and near-term prospects of the issuer, RAI’s intent and ability to retain the investment, attributes of the decline in value, status with rating agencies, status of principal and interest payments and any other issues related to the underlying securities. To assess credit losses, RAI uses historical default rates, debt ratings, credit default swap spreads and recovery rates. RAI has the intent and ability to hold these investments for a period of time sufficient to allow for the recovery in market value.

The fair value of the auction rate securities, composed of securities of certain financial insurance companies or linked to the longer-term credit risk of a diverse range of corporations, including, but not limited to, manufacturing, financial and insurance sectors, classified as Level 3, utilized an income approach model and was based upon the weighted average present value of future cash payments, given the probability of certain events occurring within the market. RAI considers the market for its auction rate securities to be inactive. The income approach model utilized observable inputs, including LIBOR-based interest rate curves, corporate credit spreads and corporate ratings/market valuations. Additionally, unobservable factors incorporated into the model included default probability assumptions, recovery potential and how these factors changed as ratings on the underlying collateral migrated from one level to another. Maturity dates for the auction rate securities begin in 2017.

The fair value for the mortgage-backed security, classified as Level 3, utilized a market approach and was based upon the calculation of an overall weighted average valuation, derived from the actual, or modeled, market pricing of the specific collateral. The market approach utilized actual pricing inputs when observable and modeled pricing when unobservable. RAI has deemed the market for its mortgage-backed security to be inactive. The maturity of the mortgage-backed security has been extended to March 2012, with the annual option to extend an additional year. Given the underlying collateral and RAI’s intent to continue to extend this security, it is classified as a noncurrent asset.

RAI determined the change in the fair value of the investment in a marketable equity security using quoted market prices as of December 31.

Financial assets classified as Level 3 investments were as follows:

	December 31, 2011			December 31, 2010
	Cost	Gross Unrealized Loss(1)	Estimated Fair Value	Cost	Gross Unrealized Loss(1)	Estimated Fair Value
Auction rate securities	$99	$(36)	$63	$99	$(38)	$61
Mortgage-backed security	25	(13)	12	27	(13)	14

	$124	$(49)	$75	$126	$(51)	$75

(1)	Unrealized losses, net of tax, are reported in accumulated other comprehensive loss in RAI’s consolidated balance sheets as of December 31, 2011 and 2010.

The changes in the Level 3 investments as of December 31, 2011, were as follows:

	Auction Rate Securities
	Cost	Gross (Loss) Gain	Estimated Fair Value

Balance as of January 1, 2011	$99	$(38)	$61
Unrealized gains	—	2	2

Balance as of December 31, 2011	$99	$(36)	$63

	Mortgage-Backed Security
	Cost	Gross Loss	Estimated Fair Value

Balance as of January 1, 2011	$27	$(13)	$14
Redemptions	(2)	—	(2)

Balance as of December 31, 2011	$25	$(13)	$12

During 2010, the fair value of the interest rate swaps, classified as Level 2, utilized a market approach model using the notional amount of the interest rate swap multiplied by the observable inputs of time to maturity, interest rates and credit spreads.

Fair Value of Nonfinancial Assets

The fair value of the trademarks measured on a nonrecurring basis, classified as Level 3, represent certain trademarks, for which impairment during the fourth quarter of 2011 reduced their book value to fair value. The fair value determinations utilized an income approach model and were based on a discounted cash flow valuation model under a relief from royalty methodology. This approach utilized unobservable factors, such as royalty rate, projected revenues and a discount rate, applied to the estimated cash flows. The determination of the discount rate was based on a cost of equity model, using a risk-free rate, adjusted by a stock beta-adjusted risk premium and a size premium.

Nonfinancial assets measured at fair value on a nonrecurring basis were as follows:

	Level 1	Level 2	Level 3	Total	Total Loss
Trademarks, November 30, 2011	$—	$—	$81	$81	$(48)

Fair Value of Debt

The estimated fair value of RAI’s and RJR’s outstanding long-term notes in the aggregate, was $4.0 billion and $4.3 billion with an effective average annual interest rate of approximately 5.9% and 5.4%, as of December 31, 2011 and 2010, respectively. The fair values are based on available market quotes, credit spreads and discounted cash flows.

Interest Rate Management

From time to time, RAI and RJR use interest rate swaps to manage interest rate risk on a portion of their respective debt obligations. Historically, the interest rate swap agreements were derivative instruments that qualified for hedge accounting. RAI and RJR assess at the inception of the hedge whether the hedging derivatives are highly effective in offsetting changes in fair value of the hedged item. Ineffectiveness results when changes in the market value of the hedged debt are not completely offset by changes in the market value of the interest rate swap. As detailed below, at December 31, 2010, RAI and RJR had no derivative instruments designated as hedges, and at December 31, 2011, had no derivative instruments.

On January 6, 2009, the fair value of RAI’s and RJR’s fixed to floating interest rate swaps, designated as hedges, was $258 million. RAI and RJR locked in the value of these swaps by entering into offsetting floating to fixed interest rate swap agreements in the notional amount of $1.5 billion with maturity dates ranging from June 1, 2012 to June 15, 2017. The floating to fixed interest rate swaps were entered into with the same financial institution that holds a notional amount of $1.5 billion of fixed to floating interest rate swaps and have a legal right of offset. The future cash flows, established as a result of entering into the January 6, 2009, floating to fixed interest rate swaps, total $321 million, and are being amortized and effectively reduce net interest costs over the remaining life of the notes. Concurrent with entering the floating to fixed interest rate swap agreements on January 6, 2009, which were not designated as hedging instruments, RAI and RJR removed the designation of fair value hedge from the fixed to floating interest rate swaps.

On January 7, 2009, RAI and RJR terminated an interest rate swap agreement in the notional amount of $100 million with a maturity date of June 1, 2012. The resulting gain of approximately $12 million is being amortized to effectively reduce interest expense over the remaining life of the notes. The unamortized portion of this gain as well as the locked in value of the interest rate swaps on January 6, 2009, totaling $159 million and $198 million as of December 31, 2011 and 2010, respectively, were included in long-term debt (less current maturities) in the consolidated balance sheets.

As a result of these actions, RAI and RJR have economically decreased the fixed rate on $1.6 billion of debt to a fixed rate of interest of approximately 4.0%.

During September 2011, RAI and RJR terminated the original and offsetting interest rate swap agreements, each with a notional amount of $1.5 billion and maturity dates ranging from June 1, 2012 to June 15, 2017. RAI and RJR received a total of $186 million cash in exchange for foregoing the future cash inflows associated with these swaps. These actions did not change the effective fixed rate of interest associated with the underlying debt. As of December 31, 2011, RAI and RJR had no outstanding interest rate swaps.

Interest rate swaps impacted the consolidated statements of income for the years ended December 31 as follows:

	2011	2010	2009
Interest and debt expense (income)	$(47)	$(48)	$(47)
Other expense (income), net	4	(3)	(9)

Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
Intangible Assets

Note 3 — Intangible Assets

The changes in the carrying amounts of goodwill by segment were as follows:

	RJR Tobacco	American Snuff	Santa Fe	All Other	Consolidated
Balance as of December 31, 2008
Goodwill	$9,065	$2,650	$197	$27	$11,939
Less: Accumulated impairment charges	(3,763)	(2)	—	—	(3,765)

Net goodwill balance as of December 31, 2008	5,302	2,648	197	27	8,174

2009 Activity
Acquisition of Niconovum AB	—	—	—	11	11

Balance as of December 31, 2009
Goodwill	9,065	2,650	197	38	11,950
Less: Accumulated impairment charges	(3,763)	(2)	—	—	(3,765)

Net goodwill balance as of December 31, 2009	5,302	2,648	197	38	8,185

2010 Activity
Reclassified as held for sale	$—	$(149)	$—	$—	$(149)
Impairment charge	—	(26)	—	—	(26)

	—	(175)	—	—	(175)

Balance as of December 31, 2010 and 2011
Goodwill	9,065	2,501	197	38	11,801
Less: Accumulated impairment charges	(3,763)	(28)	—	—	(3,791)

Net goodwill balance as of December 31, 2010 and 2011	$5,302	$2,473	$197	$38	$8,010

The changes in the carrying amounts of indefinite-lived intangible assets by segment not subject to amortization were as follows:

	RJR Tobacco		American Snuff	Santa Fe	All Other	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other	Trademarks	Other
Balance as of December 31, 2008	$1,653	$55	$1,222	$155	$48	$3,030	$103
Impairment charge	(490)	—	(70)	—	—	(560)	—
Intersegment transfer	—	44	—	—	(44)	—	—
Acquisition of Niconovum AB	—	—	—	—	43	—	43

Balance as of December 31, 2009	$1,163	$99	$1,152	$155	$47	$2,470	$146
Impairment charge	—	—	(6)	—	—	(6)	—
Foreign currency translation	—	—	—	—	3	—	3
Reclassified as held for sale	(11)	—	(3)	—	—	(14)	—
Reclassified to finite-lived	—	—	(7)	—	—	(7)	—

Balance as of December 31, 2010	$1,152	$99	$1,136	$155	$50	$2,443	$149
Impairment charge	(43)	—	—	—	—	(43)	—
Foreign currency translation	—	—	—	—	(1)	—	(1)

Balance as of December 31, 2011	$1,109	$99	$1,136	$155	$49	$2,400	$148

The changes in the carrying amounts of finite-lived intangible assets by segment subject to amortization were as follows:

	RJR Tobacco		American Snuff	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other
Balance as of December 31, 2008	$33	$84	$20	$53	$84
Amortization	(12)	(15)	(1)	(13)	(15)
Impairment charge	(1)	—	(6)	(7)	—

Balance as of December 31, 2009	20	69	13	33	69
Amortization	(9)	(15)	(1)	(10)	(15)
Reclassified as held for sale	—	—	(1)	(1)	—
Reclassified from indefinite-lived	—	—	7	7	—

Balance as of December 31, 2010	11	54	18	29	54
Amortization	(7)	(15)	(2)	(9)	(15)
Impairment charge	—	—	(5)	(5)	—

Balance as of December 31, 2011	$4	$39	$11	$15	$39

Details of intangible assets as of December 31, 2011, were as follows:

	Gross	Accumulated Amortization	Net
Finite-lived:
Contract manufacturing agreements	$151	$112	$39
Trademarks	96	81	15
Indefinite-lived	3,051	503	2,548

	$3,298	$696	$2,602

The estimated remaining amortization associated with finite-lived intangible assets is expected to be expensed as follows:

Year	Amount
2012	$21
2013	16
2014	10
2015	1
2016	1
Thereafter	5

$54

The impairment testing of trademarks in the fourth quarters of 2011 and 2010 assumed an increased rate of decline in projected net sales of certain brands, compared with that assumed in the prior year strategic plan. As a result, during 2011, impairment was indicated primarily on RJR Tobacco’s DORAL brand and several loose leaf brands at American Snuff. During 2010, American Snuff recorded a trademark impairment charge on one loose leaf brand, and reclassified the trademark as finite-lived.

The annual impairment testing of trademarks in 2009 included modification to the previously anticipated level of support among certain brands, and an increased rate of decline in projected net sales of certain brands, compared with that assumed in the prior year strategic plan. Also, in 2009, an increase of $0.62 in the federal excise tax per pack of cigarettes, as well as significant tax increases on other tobacco products, were expected to adversely impact the net sales of RAI’s operating subsidiaries. The federal excise tax increase was considered a triggering event requiring the testing for impairment of the carrying value of trademarks and goodwill during the first quarter of 2009.

The analysis of the fair value of trademarks was based on estimates of fair value on an income approach using a discounted cash flow valuation model under a relief from royalty methodology. The relief from royalty model includes the estimates of the royalty rate that a market participant might assume, projected revenues and judgment regarding the 10.50% discount rate applied to those estimated cash flows. The determination of the discount rate was based on a cost of equity model, using a risk-free rate, adjusted by a stock beta-adjusted risk premium and a size premium.

As a result of these analyses, RJR Tobacco and American Snuff recorded trademark impairment charges based on the excess of certain brands’ carrying values over their estimated fair values. These trademark impairment charges are reflected as decreases in the carrying value of the trademarks in the consolidated balance sheets as of December 31, 2011 and 2010, as trademark impairment charges in the consolidated statements of income for the years ended December 31, 2011, 2010 and 2009, and had no impact on cash flows. In addition, certain brands indicated that a finite life was probable. As a result, these brands are being amortized over their remaining lives, which range from 1 to 17 years, consistent with the pattern of economic benefits estimated to be received.

For the annual impairment testing of the goodwill of RAI’s reporting units, each reporting unit’s estimated fair value was compared with its carrying value. A reporting unit is an operating segment or one level below an operating segment. The determination of estimated fair value of each reporting unit was calculated primarily utilizing an income approach model, based on the present value of the estimated future cash flows of the reporting unit assuming a discount rate of 10.25% for each of RJR Tobacco and American Snuff and 11% for Santa Fe. The determination of the discount rate was based on a weighted average cost of capital. Additionally, the aggregate estimated fair value of the reporting units, determined with the use of the income approach model, was compared with RAI’s market capitalization. The estimated fair value of each reporting unit was substantially greater than its respective carrying value.

In connection with management’s decision, in the fourth quarter of 2011, to report the domestic operations and results of Santa Fe, the goodwill of Santa Fe was allocated based on a relative fair value between domestic and international operations, and reported under Santa Fe and All Other, respectively.

During 2010, RAI determined that it was probable that it would dispose of the operations of Lane, which were included in the American Snuff segment. In accordance with accounting guidance, the assets of the disposal group were reclassified as assets held for sale, and liabilities held for sale were included in other current liabilities, in the consolidated balance sheet at December 31, 2010.

In connection with this determination, the goodwill of American Snuff was allocated between the disposal group and the retained operations based on relative fair values, and the resulting goodwill was tested for impairment in the same manner as annual testing described above. Because the fair value of the disposal group was less than its carrying value, an associated goodwill impairment charge was recorded by American Snuff in 2010. This charge was reflected as a decrease in the carrying value of goodwill in the consolidated balance sheet as of December 31, 2010, as goodwill impairment charge in the consolidated statement of income for the year ended December 31, 2010 and had no impact on cash flows.

Asset Impairment and Exit Charges	12 Months Ended
Dec. 31, 2011
Asset Impairment and Exit Charges [Abstract]
Asset Impairment and Exit Charges

Note 4 — Asset Impairment and Exit Charges

On May 28, 2010, RAI announced that its operating companies were taking steps to optimize cigarette-manufacturing efficiencies, while complying with new regulatory requirements. During 2010, RJR Tobacco announced plans to close the Whitaker Park cigarette manufacturing facility by mid-2011 which, due to additional demand, has been extended to early 2012, and a factory in Yabucoa, Puerto Rico has closed. Production from those facilities will be transferred to RJR Tobacco’s facility in Tobaccoville, North Carolina. As a result of these actions, approximately 60 manufacturing positions in Puerto Rico were eliminated, and affected employees received severance benefits. In connection with these actions, during 2010, RJR Tobacco recorded an asset impairment of $24 million, and $14 million was recorded in the All Other segment, primarily for asset impairment, and to a lesser extent, severance that was substantially paid during 2010.

Restructuring Charges	12 Months Ended
Dec. 31, 2011
Restructuring Charges [Abstract]
Restructuring Charges

Note 5 — Restructuring Charges

2009 Restructuring Charge

In 2009, RJR Tobacco announced the elimination of approximately 400 full-time production positions substantially completed by December 31, 2010. The cash benefits were substantially paid by December 31, 2011.

2008 Restructuring Charge

In 2008, RAI and RJR Tobacco announced changes in their organizational structures to streamline non-core business processes and programs in order to allocate additional resources to strategic growth initiatives. The reorganizations resulted in the elimination of approximately 600 full-time jobs. The cash benefits were substantially paid by December 31, 2011.

The activity in the restructuring accruals, comprised of employee severance and related benefits, was as follows:

	2009 Restructuring Charge	2008 Restructuring Charge
Original accrual	$—	$91
Utilized in 2008	—	(12)
Adjusted in 2008	—	(1)

Balance as of December 31, 2008	—	78
Original accrual	56	—
Utilized in 2009	(8)	(38)

Balance as of December 31, 2009	48	40
Utilized in 2010	(22)	(27)

Balance as of December 31, 2010	26	13
Utilized in 2011	(24)	(10)

Balance as of December 31, 2011	$2	$3

The restructuring accruals were included in the consolidated balance sheet as of December 31, 2011 in other current liabilities.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

Note 6 — Discontinued Operations

In 1999, RJR and RJR Tobacco sold the international tobacco business to an affiliate of Japan Tobacco Inc., referred to as JTI. Northern Brands International, Inc., referred to as Northern Brands, was part of the international business of R.J. Reynolds International B.V., a former Netherlands subsidiary of RJR Tobacco, which was managed by RJR-Macdonald, Inc., referred to as RJR-MI. Northern Brands ceased being an operating company in 1997 and has been an inactive subsidiary of RJR since that time.

Effective April 13, 2010, RJR Tobacco entered into a comprehensive agreement with the Canadian federal, provincial and territorial governments, referred to as the Comprehensive Agreement, resolving a variety of civil claims related to cigarette smuggling in Canada during the period from 1985 through 1999. The Comprehensive Agreement covers all civil claims related to the movement of contraband tobacco products in Canada during the period 1985 through 1999 that the governments have asserted or could assert against RJR Tobacco and its affiliates. On April 13, 2010, RJR Tobacco paid the governments a total of CAD $325 million to bring this complex, lengthy and costly litigation to an end.

Separately, on April 13, 2010, Northern Brands entered into a plea agreement with the Ministry of the Attorney General of Ontario. Under the terms of this agreement, Northern Brands pled guilty to a one count violation of the Canadian Criminal Code for conspiring to aid other persons to sell and be in possession of tobacco products that were not packaged and stamped in conformity with the Canadian Excise Act during the period February 18, 1993 through December 31, 1996. The Judge of the Ontario Court of Justice accepted the plea by Northern Brands and required it to pay a fine of CAD $75 million, which was paid on April 13, 2010. By this plea, the criminal charges that were originally commenced against Northern Brands and certain of its affiliates in 2003 and any other charges that could be commenced against Northern Brands and its affiliates by the Canadian governments relating to contraband tobacco activities have now come to an end.

In addition to the $91 million liability previously accrued by RJR, an adjustment to reflect the impact of the separate RJR Tobacco settlement to resolve civil claims and the separate Northern Brands plea agreement, in the aggregate of $307 million, or $216 million after tax, was recorded during the first quarter of 2010.

This accrual adjustment was included in losses from discontinued operations in the consolidated statement of income for the year ended December 31, 2010. Of the aggregate accrual adjustments of $307 million, $303 million, or $213 million after tax, is classified as a loss on discontinued operations, and $4 million, or $3 million after tax, is classified as a loss on the sale of discontinued operations. The payments by RJR Tobacco of $324 million, offset by a realized tax benefit of $91 million, and by Northern Brands of $74 million have been included as net cash flows related to discontinued operations, net of tax benefit, in the consolidated statement of cash flows for the year ended December 31, 2010.

Income Per Share	12 Months Ended
Dec. 31, 2011
Income Per Share [Abstract]
Income Per Share

Note 7 — Income Per Share

The components of the calculation of income per share were as follows:

	For the Years Ended December 31,
	2011	2010	2009
Income from continuing operations	$1,406	$1,337	$955
Losses from discontinued operations	—	(216)	—

Net income	$1,406	$1,121	$955

Basic weighted average shares, in thousands	582,320	582,996	582,761
Effect of dilutive potential shares:
Stock units	3,063	1,858	891

Diluted weighted average shares, in thousands	585,383	584,854	583,652

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

Note 8 — Inventories

The major components of inventories at December 31 were as follows:

	2011	2010
Leaf tobacco	$885	$997
Other raw materials	44	44
Work in process	60	64
Finished products	139	122
Other	24	25

Total	1,152	1,252
Less LIFO allowance	185	197

	$967	$1,055

Inventories valued under the LIFO method were $466 million and $600 million at December 31, 2011 and 2010, respectively, net of the LIFO allowance. The LIFO allowance reflects the excess of the current cost of LIFO inventories at December 31, 2011 and 2010, over the amount at which these inventories were carried on the consolidated balance sheets. RAI recorded income of $12 million from LIFO inventory changes during 2011 and recorded expense of $7 million and $78 million from LIFO inventory changes during 2010 and 2009, respectively.

Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Other Current Liabilities [Abstract]
Other Current Liabilities

Note 9 — Other Current Liabilities

Other current liabilities at December 31 included the following:

	2011	2010
Payroll and employee benefits	$134	$188
Pension and other postretirement benefits	83	96
Marketing and advertising	100	133
Declared dividends	323	285
Excise, franchise and property tax	158	160
Restructuring	5	36
Tobacco quota buyout	86	57
Individual Engle Progeny cases accrual	64	—
Other	179	192

	$1,132	$1,147

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 10 — Income Taxes

The components of the provision for income taxes from continuing operations for the years ended December 31 were as follows:

	2011	2010	2009
Current:
Federal	$572	$545	$592
State and other	108	136	134

	680	681	726

Deferred:
Federal	80	160	(154)
State and other	20	27	(5)

	100	187	(159)

	$780	$868	$567

Significant components of deferred tax assets and liabilities for the years ended December 31 included the following:

	2011	2010
Deferred tax assets:
Pension and other postretirement liabilities	$707	$714
Tobacco settlement accruals	1,006	1,031
Other accrued liabilities	81	70
Other noncurrent liabilities	154	141

Subtotal	1,948	1,956
Less: valuation allowance	(33)	—

	1,915	1,956

Deferred tax liabilities:
LIFO inventories	(162)	(200)
Property and equipment	(239)	(218)
Trademarks and other intangibles	(950)	(978)
Other	(130)	(132)

	(1,481)	(1,528)

Net deferred tax asset	$434	$428

The current and noncurrent components of deferred tax assets and liabilities for the years ended December 31 were as follows:

	2011	2010
Current deferred tax assets	$945	$946
Noncurrent deferred tax liabilities	(511)	(518)

	$434	$428

At December 31, 2011, RAI had a $95 million federal capital loss carryforward resulting from the February 28, 2011, sale of Lane. The federal capital loss carryforward expires in 2016 and can be utilized only to the extent net capital gains are generated during the carryforward period.

In 2011, a $33 million valuation allowance was established to fully offset a deferred tax asset related to the federal capital loss carryforward. RAI believes it is unlikely that this deferred tax asset will be realized through the expected generation of future net capital gains. No valuation allowance was established on other deferred tax assets as of the year ended December 31, 2011 or 2010, as RAI believes it is more likely than not that all of such deferred tax assets will be realized through the expected generation of future taxable income.

Pre-tax income for domestic and foreign operations for the years ended December 31 consisted of the following:

	2011	2010	2009
Domestic (includes U.S. exports)	$2,157	$2,204	$1,495
Foreign	29	1	27

	$2,186	$2,205	$1,522

The differences between the provision for income taxes from continuing operations and income taxes computed at statutory U.S. federal income tax rates for the years ended December 31 were as follows:

	2011	2010	2009
Income taxes computed at statutory U.S. federal income tax rates	$765	$771	$533
State and local income taxes, net of federal tax benefits	96	101	80
Domestic manufacturing deduction	(60)	(54)	(41)
Other items, net	(21)	50	(5)

Provision for income taxes from continuing operations	$780	$868	$567

Effective tax rate	35.7%	39.4%	37.3%

The effective tax rate for 2011 was favorably impacted by a $22 million decrease in tax attributable to the reversal of tax reserves and interest on a state statute expiration. The effective tax rate for 2010 was unfavorably impacted by a $27 million increase in tax attributable to the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010. The effective tax rate for 2009 was unfavorably impacted by increases in unrecognized income tax benefits and increases in tax attributable to accumulated and undistributed foreign earnings.

At December 31, 2011, there were $445 million of accumulated and undistributed foreign earnings. Of this amount, RAI has invested $68 million and has plans to invest $15 million overseas. RAI has recorded deferred income taxes of $129 million on the $362 million of accumulated earnings in excess of its historical and planned overseas investments.

The deferred tax benefits included in accumulated other comprehensive loss were $268 million for retirement benefits and $19 million for unrealized losses on long-term investments as of December 31, 2011, and were $173 million for retirement benefits and $13 million for unrealized losses on long-term investments as of December 31, 2010.

The gross accruals for unrecognized income tax benefits, including interest and penalties, reflected in other noncurrent liabilities were $165 million and $193 million at December 31, 2011 and 2010, respectively. RAI accrues interest and penalties related to accruals for income taxes and reflects these amounts in income tax expense. The gross amount of interest accrued at December 31, 2011 and 2010, was $28 million and $57 million, respectively. The gross amount of penalties accrued at December 31, 2011 and 2010 was $10 million and $9 million, respectively.

A reconciliation of the unrecognized gross tax benefits is as follows:

	2011	2010	2009
Balance at beginning of year	$127	$94	$97
Gross increases related to current period tax positions	6	37	6
Gross increases related to tax positions in prior periods	1	4	3
Gross decreases related to tax positions in prior periods	(1)	(1)	(4)
Gross increases (decreases) related to audit settlements	1	(4)	(3)
Gross decreases related to lapse of applicable statute of limitations	(6)	(3)	(5)

Balance at end of year	$128	$127	$94

At December 31, 2011, $110 million of unrecognized tax benefits including interest and penalties, if recognized, would decrease RAI’s effective tax rate.

RAI and its subsidiaries are subject to income taxes in the United States, certain foreign jurisdictions and multiple state jurisdictions. A number of years may elapse before a particular matter, for which RAI has established an accrual, is audited and finally resolved. The number of years with open tax audits varies depending on the tax jurisdiction. RAI’s major taxing jurisdictions and related open tax audits are discussed below.

RAI filed a federal consolidated income tax return for the years through 2010. The statute of limitations remains open for the years 2007 through 2010. There are no IRS examinations scheduled at this time for these open years.

In 2007, the State of North Carolina completed its examination of RJR Tobacco for years 2000 through 2002 and issued a total assessment of $37 million. The state concluded that the returns filed by RJR Tobacco did not reflect the company’s true net earnings as defined by North Carolina statutes. RJR Tobacco filed a protest in January 2008. RJR Tobacco will continue to work with North Carolina to resolve issues identified and assessed for years 2000 through 2002. In the event a complete resolution of this audit is reached during the next 12 months, RJR Tobacco could recognize additional expense of up to $12 million, inclusive of tax, interest, net of federal benefit, and penalties.

Borrowing Arrangements	12 Months Ended
Dec. 31, 2011
Borrowing Arrangements/Long-Term Debt [Abstract]
Borrowing Arrangements

Note 11 — Borrowing Arrangements

On July 29, 2011, RAI entered into a credit agreement, referred to as the Credit Agreement, with a syndicate of lenders, providing for a four-year $750 million senior unsecured revolving credit facility, which may be increased to $1 billion at the discretion of the lenders upon the request of RAI. This agreement replaces RAI’s Fifth Amended and Restated Credit Agreement, dated as of June 28, 2007, as amended.

The Credit Agreement contains restrictive covenants that (a) limit the ability of RAI and its subsidiaries to (i) pay dividends and repurchase stock, (ii) engage in transactions with affiliates, (iii) create liens, and (iv) engage in sale-leaseback transactions involving a Principal Property, as defined in the Credit Agreement, and (b) limit the ability of RAI and its Material Subsidiaries, as such term is defined in the Credit Agreement, to sell or dispose of all or substantially all of their assets and engage in specified mergers or consolidations. The Credit Agreement also contains a restrictive covenant that limits the amount of debt that may be incurred by non-guarantor subsidiaries, together with certain financial covenants. The restrictive covenants in the Credit Agreement are subject to a number of qualifications and exceptions. The financial covenant levels in the Credit Agreement are 3.00 to 1.00 for the consolidated leverage ratio and 4.00 to 1.00 for the consolidated interest coverage ratio. In addition, the maturity date of the Credit Agreement is July 29, 2015, which date may be extended, with the agreement of the requisite lenders, in two separate one-year increments. The Credit Agreement contains customary events of default, including upon a change in control, as defined therein, that could result in the acceleration of all amounts and cancellation of all commitments outstanding under the Credit Agreement.

RAI is able to use the revolving credit facility under the Credit Agreement for borrowings and issuances of letters of credit at its option, subject to a $200 million sublimit on the aggregate amount of letters of credit. Issuances of letters of credit reduce availability under such revolving credit facility. As of December 31, 2011, there were no borrowings, and $7 million of letters of credit outstanding, under the Credit Agreement.

Under the terms of the Credit Agreement, RAI is required to pay a facility fee of between 0.20% and 0.40% per annum, based on the facility’s credit ratings, on the lender commitments in respect of the revolving credit facility thereunder.

Borrowings under the Credit Agreement bear interest, at the option of RAI, at a rate equal to an applicable margin, based upon the credit ratings assigned to the Credit Agreement, plus:

•

the alternate base rate, which is the higher of (1) the federal funds effective rate from time to time plus 0.5%, (2) the prime rate and (3) the reserve adjusted eurodollar rate for a one month interest period plus 1%; or

•	the eurodollar rate, which is the reserve adjusted rate at which eurodollar deposits for one, two, three or six months are offered in the interbank eurodollar market.

Overdue principal and, to the extent permitted by law, overdue interest, outstanding under the revolving credit facility under the Credit Agreement bear interest at a rate equal to the rate then in effect with respect to such borrowings, plus 2.0% per annum.

The obligations of RAI under the Credit Agreement are unsecured. Certain of RAI’s subsidiaries, including its Material Subsidiaries, have guaranteed, on an unsecured basis, RAI’s obligations under the Credit Agreement.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Borrowing Arrangements/Long-Term Debt [Abstract]
Long-Term Debt

Note 12 — Long-Term Debt

Long-term debt, net of discounts and including adjustments associated with interest rate swaps, as of December 31 consisted of the following:

	2011	2010
RJR debt:
9.25%, notes due 2013	$60	$60
7.25% guaranteed, notes due 2012	—	61

Total RJR debt	60	121

RAI debt:
6.75% guaranteed, notes due 2017	797	811
7.25% guaranteed, notes due 2012	—	412
7.25% guaranteed, notes due 2013	624	623
7.25% guaranteed, notes due 2037	448	448
7.3% guaranteed, notes due 2015	199	199
7.625% guaranteed, notes due 2016	829	838
7.75% guaranteed, notes due 2018	249	249

Total RAI debt	3,146	3,580

Total long-term debt (less current maturities)	3,206	3,701
Current maturities of long-term debt	457	400

	$3,663	$4,101

As of December 31, 2011, the maturities of RAI’s and RJR’s notes, net of discounts, were as follows:

Year	RAI	RJR	Total
2012	$393	$58	$451
2013	624	60	684
2015	199	—	199
2016	773	—	773
2017 and thereafter	1,397	—	1,397

	$3,386	$118	$3,504

In conjunction with their obligations under the Credit Agreement, RAI’s Material Subsidiaries, including RJR, RJR Tobacco, American Snuff Co. and SFNTC, among others, guarantee the RAI Notes.

At their option, RAI and RJR, as applicable, may redeem any or all of their outstanding fixed-rate notes, except RJR’s 9.25% notes due in 2013, $60 million in principal amount of which was outstanding as of December 31, 2011, in whole or in part at any time, subject to the payment of a make-whole premium. On June 15, 2011, RAI repaid $400 million of matured floating rate notes from existing cash.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 13 — Commitments and Contingencies

Tobacco Litigation — General

Introduction

Various legal proceedings or claims, including litigation claiming that cancer and other diseases, as well as addiction, have resulted from the use of, or exposure to, RAI’s operating subsidiaries’ products, are pending or may be instituted against RJR Tobacco, American Snuff Co. or their affiliates, including RAI and RJR, or indemnitees, including B&W. These pending legal proceedings include claims relating to cigarette products manufactured by RJR Tobacco or certain of its affiliates and indemnitees, as well as claims relating to smokeless tobacco products manufactured by American Snuff Co. A discussion of the legal proceedings relating to cigarette products is set forth below under the heading “— Litigation Affecting the Cigarette Industry.” All of the references under that heading to tobacco-related litigation, smoking and health litigation and other similar references are references to legal proceedings relating to cigarette products and are not references to legal proceedings involving smokeless tobacco products, and case numbers under that heading include only cases involving cigarette products. The legal proceedings relating to the smokeless tobacco products manufactured by American Snuff Co. are discussed separately under the heading “— Smokeless Tobacco Litigation” below.

In connection with the B&W business combination, RJR Tobacco has agreed to indemnify B&W and its affiliates, including its indirect parent, BAT, against certain liabilities, costs and expenses incurred by B&W or its affiliates arising out of the U.S. cigarette and tobacco business of B&W. As a result of this indemnity, RJR Tobacco has assumed the defense of pending B&W-specific tobacco-related litigation, has paid the judgments and costs related to certain pre-business combination tobacco-related litigation of B&W, and has posted bonds on behalf of B&W, where necessary, in connection with cases decided since the B&W business combination. In addition, pursuant to this indemnity, RJR Tobacco expensed less than $1 million during each of 2011, 2010 and 2009 for funds to be reimbursed to BAT for costs and expenses incurred arising out of certain tobacco-related litigation.

Certain Terms and Phrases

Certain terms and phrases used in this disclosure may require some explanation. The term “judgment” or “final judgment” refers to the final decision of the court resolving the dispute and determining the rights and obligations of the parties. At the trial court level, for example, a final judgment generally is entered by the court after a jury verdict and after post-verdict motions have been decided. In most cases, the losing party can appeal a verdict only after a final judgment has been entered by the trial court.

The term “damages” refers to the amount of money sought by a plaintiff in a complaint, or awarded to a party by a jury or, in some cases, by a judge. “Compensatory damages” are awarded to compensate the prevailing party for actual losses suffered, if liability is proved. In cases in which there is a finding that a defendant has acted willfully, maliciously or fraudulently, generally based on a higher burden of proof than is required for a finding of liability for compensatory damages, a plaintiff also may be awarded “punitive damages.” Although damages may be awarded at the trial court stage, a losing party generally may be protected from paying any damages until all appellate avenues have been exhausted by posting a supersedeas bond. The amount of such a bond is governed by the law of the relevant jurisdiction and generally is set at the amount of damages plus some measure of statutory interest, modified at the discretion of the appropriate court or subject to limits set by court or statute.

The term “settlement” refers to certain types of cases in which cigarette manufacturers, including RJR Tobacco and B&W, have agreed to resolve disputes with certain plaintiffs without resolving the case through trial. The principal terms of certain settlements entered into by RJR Tobacco and B&W are explained below under “— Accounting for Tobacco-Related Litigation Contingencies.”

Theories of Recovery

The plaintiffs seek recovery on a variety of legal theories, including negligence, strict liability in tort, design defect, special duty, voluntary undertaking, breach of warranty, failure to warn, fraud, misrepresentation, unfair trade practices, conspiracy, unjust enrichment, medical monitoring, public nuisance and violations of state and federal antitrust laws. In certain of these cases, the plaintiffs claim that cigarette smoking exacerbated injuries caused by exposure to asbestos.

The plaintiffs seek various forms of relief, including compensatory and punitive damages, treble or multiple damages and statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, and injunctive and other equitable relief. Although alleged damages often are not determinable from a complaint, and the law governing the pleading and calculation of damages varies from state to state and jurisdiction to jurisdiction, compensatory and punitive damages have been specifically pleaded in a number of cases, sometimes in amounts ranging into the hundreds of millions and even billions of dollars.

Defenses

The defenses raised by RJR Tobacco, American Snuff Co. and their affiliates and indemnitees include, where applicable and otherwise appropriate, preemption by the Federal Cigarette Labeling and Advertising Act of some or all claims arising after 1969, or by the Comprehensive Smokeless Tobacco Health Education Act for claims arising after 1986, the lack of any defect in the product, assumption of the risk, contributory or comparative fault, lack of proximate cause, remoteness, lack of standing and statutes of limitations or repose. RAI and RJR have asserted additional defenses, including jurisdictional defenses, in many of the cases in which they are named.

Accounting for Tobacco-Related Litigation Contingencies

In accordance with GAAP, RAI and its subsidiaries, including RJR Tobacco, American Snuff Co. and SFNTC, as applicable, record any loss concerning litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. For the reasons set forth below, RAI’s management continues to conclude that the loss of any particular pending smoking and health tobacco litigation claim against RJR Tobacco or its affiliates or indemnitees, or the loss of any particular claim concerning the use of smokeless tobacco against American Snuff Co., when viewed on an individual basis, is not probable, except for four Engle Progeny cases described below.

RJR Tobacco and its affiliates believe that they have valid defenses to the smoking and health tobacco litigation claims against them, as well as valid bases for appeal of adverse verdicts against them. RAI, RJR Tobacco and their affiliates and indemnitees have, through their counsel, filed pleadings and memoranda in pending smoking and health tobacco litigation that set forth and discuss a number of grounds and defenses that they and their counsel believe have a valid basis in law and fact. With the exception of Engle Progeny cases, described below, RJR Tobacco and its affiliates and indemnitees continue to win the majority of smoking and health tobacco litigation claims that reach trial, and a very high percentage of the tobacco-related litigation claims brought against them continue to be dismissed at or before trial. Based on their experience in the smoking and health tobacco litigation against them and the strength of the defenses available to them in such litigation, RJR Tobacco and its affiliates believe that their successful defense of smoking and health tobacco litigation in the past will continue in the future.

An accrual of $64 million has been recorded in RAI’s consolidated balance sheet as of December 31, 2011 for the four Engle Progeny cases, described below, that have proceeded through the appellate process in the state of Florida. RJR Tobacco is seeking further review of these four cases by the U.S. Supreme Court. This amount includes $53 million for compensatory and punitive damages and $11 million for attorneys’ fees and statutory interest through December 31, 2011. No other liabilities for pending smoking and health litigation have been recorded as of December 31, 2011.

Generally, RJR Tobacco and its affiliates and indemnitees have not settled, and currently RJR Tobacco and its affiliates do not intend to settle, any smoking and health tobacco litigation claims. It is the policy of RJR Tobacco and its affiliates to vigorously defend all tobacco-related litigation claims.

The only material settlements of smoking and health tobacco litigation claims reached by RJR Tobacco and B&W involved:

•	the State Settlement Agreements and the funding by various tobacco companies of a $5.2 billion trust fund contemplated by the MSA to benefit tobacco growers; and

•	the original Broin flight attendant case discussed below under “— Litigation Affecting the Cigarette Industry — Broin II Cases.”

The circumstances surrounding the State Settlement Agreements and the funding of a trust fund to benefit the tobacco growers are readily distinguishable from the current categories of smoking and health cases involving RJR Tobacco or its affiliates and indemnitees. The claims underlying the State Settlement Agreements were brought on behalf of the states to recover funds paid for health care and medical and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. The State Settlement Agreements settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and contain releases of various additional present and future claims. In accordance with the MSA, various tobacco companies agreed to fund a $5.2 billion trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers. A discussion of the State Settlement Agreements, and a table depicting the related payment schedule, is set forth below under “— Litigation Affecting the Cigarette Industry — Health-Care Cost Recovery Cases — State Settlement Agreements.”

The states were a unique set of plaintiffs and are not involved in any of the smoking and health cases remaining against RJR Tobacco or its affiliates and indemnitees. Although RJR Tobacco and certain of its affiliates and indemnitees continue to be defendants in health-care cost recovery cases similar in theory to the state cases but involving other plaintiffs, such as Native American tribes and foreign governments, the vast majority of such cases have been dismissed on legal grounds. RJR Tobacco and its affiliates, including RAI, believe that the same legal principles that have resulted in dismissal of health-care cost recovery cases either at the trial court level or on appeal should compel dismissal of the similar pending cases.

As with claims that were resolved by the State Settlement Agreements, the other cases settled by RJR Tobacco can be distinguished from existing cases pending against RJR Tobacco and its affiliates and indemnitees. The original Broin case, discussed below under “— Litigation Affecting the Cigarette Industry — Broin II Cases,” was settled in the middle of trial during negotiations concerning a possible nation-wide settlement of claims similar to those underlying the State Settlement Agreements.

RJR Tobacco’s Comprehensive Agreement with the Canadian federal, provincial and territorial governments resolved all civil claims related to the movement of contraband tobacco products in Canada during the period 1985 through 1999 that the Canadian governments could assert against RJR Tobacco and its affiliates. These claims were separate from any smoking and health tobacco litigation. A discussion of the Canadian matters and the related settlement are set forth in note 6.

Likewise, RJR Tobacco and B&W separately settled the antitrust case DeLoach v. Philip Morris Cos., Inc., which was brought by a unique class of plaintiffs: a class of all tobacco growers and tobacco allotment holders. The plaintiffs asserted that the defendants conspired to fix the price of tobacco leaf and to destroy the federal government’s tobacco quota and price support program. Despite legal defenses they believed to be valid, RJR Tobacco and B&W separately settled this case to avoid a long and contentious trial with the tobacco growers. The DeLoach case and the antitrust case currently pending against RJR Tobacco and B&W involve different types of plaintiffs and different theories of recovery under the antitrust laws than the smoking and health cases pending against RJR Tobacco and its affiliates and indemnitees.

Finally, as discussed under “— Litigation Affecting the Cigarette Industry — State Settlement Agreements — Enforcement and Validity; Adjustments,” RJR Tobacco and B&W each has settled certain cases brought by states concerning the enforcement of State Settlement Agreements. Despite legal defenses believed to be valid, these cases were settled to avoid further contentious litigation with the states involved. These enforcement actions involve alleged breaches of State Settlement Agreements based on specific actions taken by particular defendants. Accordingly, any future enforcement actions involving State Settlement Agreements will be reviewed by RJR Tobacco on the merits and should not be affected by the settlement of prior enforcement cases.

American Snuff Co. also believes that it has valid defenses to the smokeless tobacco litigation against it. American Snuff Co. asserted and will continue to assert some or all of these defenses in each case at the time and in the manner deemed appropriate by American Snuff Co. and its counsel. No verdict or judgment has been returned or entered against American Snuff Co. on any claim for personal injuries allegedly resulting from the use of smokeless tobacco. American Snuff Co. intends to defend vigorously all smokeless tobacco litigation claims asserted against it. No liability for pending smokeless tobacco litigation was recorded in RAI’s consolidated balance sheet as of December 31, 2011.

Cautionary Statement

Even though RAI’s management continues to conclude that the loss of any particular pending smoking and health tobacco litigation claim (except for the four Engle Progeny cases described below) against RJR Tobacco or its affiliates or indemnitees, or the loss of any particular case concerning the use of smokeless tobacco against American Snuff Co., when viewed on an individual case-by-case basis, is not probable, the possibility of material losses related to such litigation is more than remote. Litigation is subject to many uncertainties, and generally, it is not possible to predict the outcome of any particular litigation pending against RJR Tobacco, American Snuff Co. or their affiliates or indemnitees, or to reasonably estimate the amount or range of any possible loss.

Although RJR Tobacco believes that it has valid bases for appeals of adverse verdicts in its pending cases, and RJR Tobacco and RAI believe they have valid defenses to all actions, and intend to defend all actions vigorously, it is possible that there could be further adverse developments in pending cases, and that additional cases could be decided unfavorably against RAI, RJR Tobacco or their affiliates or indemnitees. Determinations of liability or adverse rulings in such cases or in similar cases involving other cigarette manufacturers as defendants, even if such judgments are not final, could have a material adverse effect on the litigation against RJR Tobacco or its affiliates or indemnitees and could encourage the commencement of additional tobacco-related litigation. In addition, a number of political, legislative, regulatory and other developments relating to the tobacco industry and cigarette smoking have received wide media attention. These developments may negatively affect the outcomes of tobacco-related legal actions and encourage the commencement of additional similar litigation.

Although it is impossible to predict the outcome of such events on pending litigation and the rate new lawsuits are filed against RJR Tobacco or its affiliates or indemnitees, a significant increase in litigation or in adverse outcomes for tobacco defendants, or difficulties in obtaining the bonding required to stay execution of judgments on appeal, could have a material adverse effect on any or all of these entities. Moreover, notwithstanding the quality of defenses available to RJR Tobacco and its affiliates and indemnitees in litigation matters, it is possible that RAI’s results of operations, cash flows or financial position could be materially adversely affected by the ultimate outcome of certain pending litigation matters against RJR Tobacco or its affiliates or indemnitees.

Similarly, smokeless tobacco litigation is subject to many uncertainties. Notwithstanding the quality of defenses available to American Snuff Co., it is possible that RAI’s results of operations, cash flows or financial position could be materially adversely affected by the ultimate outcome of certain pending litigation matters against American Snuff Co.

Litigation Affecting the Cigarette Industry

Overview

Introduction.    In connection with the B&W business combination, RJR Tobacco agreed to indemnify B&W and its affiliates against, among other things, certain litigation liabilities, costs and expenses incurred by B&W or its affiliates arising out of the U.S. cigarette and tobacco business of B&W. Accordingly, the cases discussed below include cases brought solely against RJR Tobacco and its affiliates, including RAI and RJR; cases brought against both RJR Tobacco, its affiliates and B&W; and cases brought solely against B&W and assumed by RJR Tobacco in the B&W business combination.

During the fourth quarter of 2011, 19 tobacco-related cases, including nine Engle Progeny cases, were served against RJR Tobacco or its affiliates or indemnitees. On December 31, 2011, there were 170 cases pending against RJR Tobacco or its affiliates or indemnitees: 159 in the United States; 10 in Canada and one in Israel, as compared with 198 total cases on December 31, 2010. The U.S. case number does not include the 577 individual smoker cases pending in West Virginia state court as a consolidated action, 6,561 Engle Progeny cases (as hereinafter defined), involving approximately 7,852 individual plaintiffs, and 2,586 Broin II cases (as hereinafter defined), pending in the United States against RJR Tobacco or its affiliates or indemnitees. Of the U.S. cases pending on December 31, 2011, 18 are pending in federal court, 140 in state court, primarily in the following states: Florida (29 cases); Missouri (19 cases); New York (17 cases); Maryland (13 cases); Louisiana (12 cases); and California (11 cases).

The following table lists the categories of the U.S. tobacco-related cases pending against RJR Tobacco or its affiliates or indemnitees as of December 31, 2011, compared with the number of cases pending against RJR Tobacco, its affiliates or indemnitees as of September 30, 2011, as reported in RAI’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011, filed with the SEC on October 28, 2011, and a cross-reference to the discussion of each case type.

Case Type	RJR Tobacco’s Case Numbers as of December 31, 2011	Change in Number of Cases Since September 30, 2011 Increase/(Decrease)	Page Reference
Individual Smoking and Health	97	4	48
West Virginia IPIC (Number of Plaintiffs)*	1(577)	(– 11)	50
Engle Progeny (Number of Plaintiffs)**	6,561 (7,852)	– 32 (– 47)	51
Broin II	2,586	No Change	61
Class-Action	13	– 2	61
Health-Care Cost Recovery	3	No Change	67
State Settlement Agreements-Enforcement and Validity; Adjustments	32	– 1	74
Antitrust	1	No Change	79
Other Litigation and Developments	12	– 3	80

*	Includes as one case the 577 cases pending as a consolidated action In Re: Tobacco Litigation Individual Personal Injury Cases, sometimes referred to as West Virginia IPIC cases, described below. The West Virginia IPIC cases have been separated from the Individual Smoking and Health cases for reporting purposes.

**	The Engle Progeny cases have been separated from the Individual Smoking and Health cases for reporting purposes. The number of cases may decrease as the result of many of the multiple plaintiff federal court cases either being dismissed or consolidated.

The following cases against RJR Tobacco and B&W have attracted significant attention: the Florida state court class-action case, Engle v. R. J. Reynolds Tobacco Co. and the related Engle Progeny cases, the Louisiana state court class-action case, Scott v. American Tobacco Co., and the case brought by the U.S. Department of Justice under the federal Racketeer Influenced and Corrupt Organizations Act, referred to as RICO.

In 2000, a jury in Engle rendered a punitive damages verdict in favor of the “Florida class” of approximately $145 billion against all defendants. In July 2006, the Florida Supreme Court, among other things, affirmed an appellate court’s reversal of the punitive damages award, decertified the class going forward, preserved several class-wide findings from the trial, including that nicotine is addictive and cigarettes are defectively designed, and authorized class members to avail themselves of these findings in individual lawsuits under certain conditions. After subsequent motions were resolved, the Florida Supreme Court issued its mandate on January 11, 2007, thus beginning a one-year period in which former class members were permitted to file individual lawsuits. In October 2007, the U.S. Supreme Court denied the defendants’ petition for writ of certiorari.

Individual Engle Progeny cases are pending in both federal and state court in Florida. As of December 31, 2011, 3,246 cases were pending in federal court, and 3,315 cases were pending in state court. These cases include approximately 7,852 plaintiffs. The number of cases will likely change due to individual plaintiffs being severed from multi-plaintiff cases and multi-plaintiff federal cases being dismissed or consolidated. In addition, as of December 31, 2011, RJR Tobacco was aware of 46 additional cases that had been filed but not served (with 319 plaintiffs). Fifty-seven trials have occurred in Florida state court since 2009, and numerous state court trials are scheduled for 2012.

As Engle Progeny litigation has progressed, the federal and state court systems have adopted different rules to govern those cases, and both have courts issuing conflicting opinions. For example, in Bernice Brown v. R. J. Reynolds Tobacco Co., the U.S. Court of Appeals for the Eleventh Circuit, referred to as the Eleventh Circuit, held that the preserved Engle findings establish only those issues “actually adjudicated” in the Engle class trial. In other words, based on the decision in Bernice Brown, the Engle findings would not prevent RJR Tobacco and other defendants from raising issues and defenses that were not, or may not have been, resolved against them in Engle. The court further held that an Engle Progeny plaintiff bears the burden of showing, to a “reasonable degree of certainty,” that any issue the plaintiff seeks to treat as established in his favor was, in fact, actually raised and resolved in Engle. The court held that these standards were required by Florida preclusion law, and it reserved judgment on the question of whether the same standards were also required by the Due Process Clause of the U.S. Constitution. Prior to the Eleventh Circuit decision in Bernice Brown, three federal district court judges (including the judge in Bernice Brown) concluded that any broader use of the preserved Engle findings would violate both Florida preclusion law and federal due process.

The state courts in Florida, however, have taken two entirely different approaches since Bernice Brown. In Martin v. R. J. Reynolds Tobacco Co., the First District Court of Appeal, referred to as the First DCA, held that the Engle findings establish not only facts that were “actually adjudicated” in favor of the class in Engle, but also all facts that could have been decided in favor of the class. The court in Martin thus held that, “no matter the wording of the findings” in Engle, individual Engle Progeny plaintiffs need not “demonstrate the relevance of the findings to their lawsuits” in order to prevent litigation on otherwise contested issues of misconduct. The court in Martin expressly disagreed with the Eleventh Circuit decision in Bernice Brown on this point.

In Jimmie Lee Brown v. R. J. Reynolds Tobacco Co., the Fourth District Court of Appeal, referred to as the Fourth DCA, expressly disagreed with both Bernice Brown and Martin on the proper use of the Engle findings. Like Martin, but unlike Bernice Brown, the court in Jimmie Lee Brown held that the Engle findings establish certain issues of misconduct in every Engle Progeny case. Unlike Martin, however, the court in Jimmie Lee Brown held that class membership was not sufficient to establish claims for strict liability and negligence. The court held that, in addition to proving that addiction caused an injury to the smoker, the plaintiff also was required to prove that a product defect or negligence caused that injury. RJR Tobacco has sought further review of Jimmie Lee Brown in the Florida Supreme Court.

Finally, and most recently, in Waggoner v. R. J. Reynolds Tobacco Co., a district judge of the U.S. District Court for the Middle District of Florida adopted the preclusion standards set forth in Jimmie Lee Brown for Engle Progeny cases pending in federal court. The judge in Waggoner concluded that Martin and Jimmie Lee Brown effectively overruled Bernice Brown on questions of Florida law. The judge further held that the rule adopted in Martin and Jimmie Lee Brown, giving preclusive effect to any facts that the Engle jury could have decided against the defendants, does not violate due process. The Waggoner decision thus conflicts with the decisions of the other federal district judges who previously addressed the due process question. RJR Tobacco has sought interlocutory review of Waggoner in the Eleventh Circuit.

The Florida Supreme Court, the First DCA, and the Fourth DCA thus far have failed to address the due process argument. The First DCA in Martin did not mention due process, despite it being one of RJR Tobacco’s central contentions on appeal. Moreover, in five subsequent individual Engle Progeny appeals, the First DCA refused to issue any opinion; instead, it affirmed the plaintiffs’ verdicts by per curiam orders citing Martin with no explanation. The First DCA and the Fourth DCA have both refused to certify the question of the proper use of the Engle findings as one of exceptional importance warranting review by the Florida Supreme Court, even though that question affects every Engle Progeny case and notwithstanding the explicit disagreement between the state and federal courts on this issue. Moreover, on July 19, 2011, the Florida Supreme Court refused to exercise its discretionary jurisdiction to review Martin and issued summary denial of petitions in Campbell, Gray and Hall, which are discussed specifically below in “— Engle and Engle Progeny Cases.”

The Fourth DCA in Jimmie Lee Brown recognized RJR Tobacco’s due process argument as an important issue, but held that until the Florida Supreme Court addresses the issue, it is bound to follow the Florida Supreme Court’s opinion in Engle. To date, no other Florida District Court of Appeal has addressed the issues on which the Bernice Brown, Martin and Jimmie Lee Brown courts were divided, but RJR Tobacco has pending appeals presenting these issues in the Second, Third and Fifth Florida District Courts of Appeal. RJR Tobacco is seeking review of its due process claims in the U.S. Supreme Court, sometimes referred to as the USSC, in Martin, as well as in Campbell, Gray and Hall.

In 2011, based on its evaluation of the Martin, Campbell, Gray and Hall cases, RJR Tobacco reflected an accrual for loss of $64 million on these cases ($53 million for compensatory and punitive damages and $11 million for attorneys’ fees and statutory interest through December 31, 2011). The following chart reflects the details related to these verdicts:

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Compensatory Damages (as adjusted)*	Punitive Damages	Appeal Status
Martin	66%	$3,300,000	$25,000,000	USSC petition filed
Campbell	39%	3,040,000	—	USSC petition filed
Gray	60%	4,200,000	2,000,000	USSC petition filed
Hall	65%	3,250,000	12,500,000	USSC petition filed

Totals		$13,790,000	$39,500,000

*	Compensatory damages are adjusted to reflect the reduction required by the allocation of fault. Punitive damages are not adjusted and reflect the amount of the final judgment(s) signed by the trial court judge(s). The amounts listed above do not include attorneys’ fees or statutory interest that may apply to the judgments should they ever have to be paid.

The following chart reflects the verdicts in the individual Engle Progeny cases that have been tried and remain pending as of December 31, 2011, in which a verdict has been returned in favor of the plaintiffs and against RJR Tobacco or B&W, or both, for which RJR Tobacco has reflected no liability as of December 31, 2011. It does not include the mistrials or verdicts returned in favor of RJR Tobacco or B&W, or both.

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Compensatory Damages (as adjusted)*	Punitive Damages	Appeal Status
Sherman	50%	$775,000	$—	Pending — Fourth DCA
Brown	50%	600,000	—	Notice to invoke discretionary jurisdiction of Florida Supreme Court pending
Douglas	5%	250,000	—	Pending — Second DCA
Cohen	33.3%	3,300,000	10,000,000	Pending — Fourth DCA
Clay	60%	2,100,000	17,000,000	Affirmed by First DCA per curiam; seeking further review
Townsend	51%	5,500,000	40,800,000	Pending — First DCA
Putney	30%	4,500,000	2,500,000	Pending — Fourth DCA
Grossman	25%	484,000	—	Pending — Fourth DCA
Buonomo	77.5%	4,060,000	15,700,000	Pending — Fourth DCA
Alexander	51%	1,275,000	2,500,000	Affirmed by First DCA per curiam; seeking further review
Piendle	27.5%	1,100,000	180,000	Pending — Fourth DCA
Koballa	30%	300,000	—	Pending — Fifth DCA***
Webb	90%	7,200,000	72,000,000	Pending — First DCA
Kirkland	10%	10,000	250,000	Pending — Second DCA
Huish	25%	188,000	1,500,000	Pending — First DCA
Mack	51%	510,000	—	Pending — First DCA
Andy Allen	45%	$2,700,000	$8,100,000	Pending — First DCA
Jewett	20%	219,000	—	Pending — First DCA
Reese	30%	1,100,000	—	Pending — Third DCA
Soffer	40%	2,000,000	—	Pending — First DCA
Ciccone	30%	1,000,000	50,000	Pending — Fourth DCA
Weingart	3%	4,500	—	Pending — Fourth DCA
Bowman	30%	450,000	—	Pending — First DCA
Sury	20%	200,000	—	Post-trial motions pending**
Hallgren	25%	500,000	750,000	Post-trial motions pending**
Ward	30%	300,000	1,700,000	Post-trial motion pending**

Totals		$40,625,500	$173,030,000

*	Compensatory damages are adjusted to reflect the reduction required by the allocation of fault. Punitive damages are not adjusted and reflect the amount of the final judgment(s) signed by the trial court judge(s). The amounts listed above do not include attorneys’ fees or statutory interest that may apply to the judgments should they ever have to be paid.

**	Should the pending post-trial motions be denied, RJR Tobacco will file a notice of appeal with the DCA in which the cases are pending.

***	The court in Koballa found RJR Tobacco not liable for the plaintiff’s injuries, but awarded damages. For a detailed description of the case, see “— Engle and Engle Progeny Cases” below.

As of December 31, 2011, jury verdicts in favor of the Engle Progeny plaintiffs had been entered against RJR Tobacco in the total amount of $54,415,500 in compensatory damages (as adjusted) and $212,530,000 in punitive damages, for a total of $266,945,500. All of these verdicts are at various stages in the appellate process, including Martin, Campbell, Gray and Hall, which RJR Tobacco is seeking review by the USSC. Except for those four cases, no liability for pending smoking and health litigation related to Engle Progeny cases was recorded in RAI’s consolidated balance sheet as of December 31, 2011. RJR Tobacco continues to believe that it has valid defenses in these cases, including the state preclusion law and federal due process issues that impact all Engle Progeny cases. RJR Tobacco has petitioned the USSC to review its due process claims in the Martin, Campbell, Gray and Hall cases and will do so in other cases as necessary and appropriate. Should RJR Tobacco not prevail in any particular individual Engle Progeny case or determine that in any individual Engle Progeny case an unfavorable outcome has become probable and the amount can be reasonably estimated, a loss would be recognized, which could have a material adverse effect on earnings and cash flows of RAI in a particular fiscal quarter or fiscal year.

This recognition of Engle Progeny cases as of December 31, 2011, is consistent with RAI’s and RJR Tobacco’s historic recognition related to such smoking and health litigation claims. It is the policy of RJR Tobacco and its affiliates to vigorously defend all such claims, including Engle Progeny cases. It is also the policy of RJR Tobacco to record any loss concerning litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated on an individual case-by-case basis. Accordingly, although RJR Tobacco has petitioned the USSC for review in the Martin, Campbell, Gray and Hall cases, RJR Tobacco recognized a liability for each of these cases as of December 31, 2011.

In 2004, a jury in Scott returned a verdict in favor of the “Louisiana class” for $591 million to establish a state-wide smoking cessation program. In 2007, the Louisiana Court of Appeal upheld class certification, significantly reduced the scope of recovery, and remanded the case for further proceedings. The Louisiana and U.S. Supreme Courts denied the defendants’ applications for writ of certiorari. In July 2008, the trial court entered an amended judgment in favor of the class for approximately $263 million plus interest from June 30, 2004. In April 2010, the Louisiana Fourth Circuit Court of Appeal amended the final judgment, and as amended, affirmed the judgment. Pursuant to the judgment, the defendants were required to deposit with the court $242 million with judicial interest from July 21, 2008, until paid. In September 2010, the defendants’ application for writ of certiorari with the Louisiana Supreme Court and emergency motion to stay execution of judgment in the Supreme Court of Louisiana were denied. The U.S. Supreme Court also granted the application to stay the judgment pending applicants’ timely filing, and the Court’s disposition, of a petition for writ of certiorari. The defendants’ petition for writ of certiorari in the U.S. Supreme Court was denied on June 27, 2011. RJR Tobacco accrued $139 million, the portion of the judgment allocated to RJR Tobacco and B&W, in the second quarter of 2011. RJR Tobacco paid the judgment in August 2011. In December 2011, the plaintiffs filed a motion for assessment of attorneys’ fees and costs for the prosecution of the case.

In the U.S. Department of Justice case, brought in 1999 in the U.S. District Court for the District of Columbia, the government sought, among other forms of relief, the disgorgement of profits pursuant to the civil provisions of RICO. The U.S. Court of Appeals for the District of Columbia ruled in 2005 that disgorgement is not an available remedy in the case. The bench trial ended in June 2005, and the court, in August 2006, issued its ruling, among other things, finding certain defendants, including RJR Tobacco and B&W, liable for the RICO claims, imposing no direct financial penalties on the defendants, but ordering the defendants to make certain “corrective communications” in a variety of media and enjoining the defendants from using certain brand descriptors. Both sides appealed to the U.S. Court of Appeals for the District of Columbia. In May 2009, the U.S. Court of Appeals largely affirmed the findings against the tobacco company defendants and remanded to the trial court for further proceedings. The U.S. Supreme Court denied the parties’ petitions for writ of certiorari in June 2010. Post-remand proceedings are underway.

For a detailed description of these cases, see “— Engle and Engle Progeny Cases,” “— Class-Action Suits — Medical Monitoring and Smoking Cessation Case” and “— Health-Care Cost Recovery Cases — Department of Justice Case” below.

In November 1998, the major U.S. cigarette manufacturers, including RJR Tobacco and B&W, entered into the MSA with 46 U.S. states, Washington, D.C. and certain U.S. territories and possessions. These cigarette manufacturers previously settled four other cases, brought on behalf of Mississippi, Florida, Texas and Minnesota, by separate agreements with each state. These State Settlement Agreements:

•	settled all health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions;

•	released the major U.S. cigarette manufacturers from various additional present and potential future claims;

•	imposed future payment obligations in perpetuity on RJR Tobacco, B&W and other major U.S. cigarette manufacturers; and

•	placed significant restrictions on their ability to market and sell cigarettes and smokeless tobacco products.

Payments under the State Settlement Agreements are subject to various adjustments for, among other things, the volume of cigarettes sold, relevant market share and inflation. See “— Health-Care Cost Recovery Cases — State Settlement Agreements” below for a detailed discussion of the State Settlement Agreements, including RAI’s operating subsidiaries’ monetary obligations under these agreements. RJR Tobacco records the allocation of settlement charges as products are shipped.

Scheduled Trials.    Trial schedules are subject to change, and many cases are dismissed before trial. It is likely, however, that RJR Tobacco and other cigarette manufacturers will continue to face an increased number of tobacco-related trials when compared to recent years. There are seven cases, exclusive of Engle Progeny cases, scheduled for trial as of December 31, 2011 through December 31, 2012, for RJR Tobacco or its affiliates and indemnitees: three other non-smoking and health cases, two individual smoking and health cases, one antitrust case and one class action. There are 62 Engle Progeny cases against RJR Tobacco and/or B&W set for trial through December 31, 2012, but it is not known how many of these cases will actually be tried.

Trial Results.    From January 1, 2009 through December 31, 2011, 64 smoking and health and health-care cost recovery cases in which RJR Tobacco or B&W were defendants were tried, including 9 trials for cases where mistrials were declared in the original proceedings. Verdicts in favor of RJR Tobacco, B&W and, in some cases, RJR Tobacco, B&W and other defendants, were returned in 35 cases, including 17 mistrials, tried in Florida (30), Missouri (2) and West Virginia (3). Verdicts in favor of the plaintiffs were returned in 27 cases tried in Florida and one in Connecticut. One case in Florida was dismissed during trial.

In the fourth quarter of 2011, four Engle Progeny cases in which RJR Tobacco was a defendant were tried:

•	In Junious v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the defendants on October 20, 2011.

•	In Szymanski v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the defendants on October 20, 2011.

•

In Sury v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent, William Sury, 60% at fault, RJR Tobacco 20% at fault, and the other defendant 20% at fault, and awarded $1 million in compensatory damages and no punitive damages.

•	In Cox v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco on December 16, 2011.

For a detailed description of the above-described cases, see “— Engle and Engle Progeny Cases” below.

In addition, since the end of the fourth quarter of 2011, jurors returned verdicts in the following Engle Progeny cases:

•

In Hallgren v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent, Claire Hallgren, 50% at fault, RJR Tobacco to be 25% at fault, and the other defendant 25% at fault, and awarded $2 million in compensatory damages and $750,000 in punitive damages against each defendant.

•

In Ward v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent, Mattie Ward, 50% at fault, RJR Tobacco to be 30% at fault, and the remaining defendants collectively to be 20% at fault, and awarded $1 million in compensatory damages and $1.7 million in punitive damages against RJR Tobacco only.

•	In Larkin v. R. J. Reynolds Tobacco Co., the court declared a mistrial after the jury informed the court that they were unable to reach a verdict.

For a detailed description of the above-described cases, see “— Engle and Engle Progeny Cases” below.

In the fourth quarter of 2011, no non-Engle Progeny individual smoking and health cases in which RJR Tobacco was a defendant were tried.

The following chart reflects the verdicts in the smoking and health cases or health-care cost recovery cases that have been tried and remain pending as of December 31, 2011, in which verdicts have been returned in favor of the plaintiffs and against RJR Tobacco or B&W, or both.

Date of Verdict	Case Name/Type	Jurisdiction	Verdict	Cross-Reference to Post-Trial Status
December 18, 2003	Frankson v. Brown & Williamson Tobacco Corp. [Individual]	Supreme Court, Kings County (Brooklyn, NY)	$350,000 in compensatory damages; 50% fault assigned to B&W; $20 million in punitive damages, of which $6 million was assigned to B&W, and $2 million to a predecessor company.	See “— Individual Smoking and Health Cases” below.

February 2, 2005	Smith v. Brown & Williamson Tobacco Corp. [Individual]	Circuit Court, Jackson County (Independence, MO)

$2 million in compensatory damages; 25% of fault assigned to B&W, which reduced the award to $500,000; $20 million in punitive damages. In August 2009, a new trial on punitive damages was conducted and the jury awarded $1.5 million.

See “— Individual Smoking and Health Cases” below.
August 17, 2006	United States v. Philip Morris USA, Inc. [Governmental Health-Care Cost Recovery]	U.S. District Court, District of Columbia (Washington, DC)	RJR Tobacco and B&W were found liable for civil RICO claims; were enjoined from using certain brand descriptors and from making certain misrepresentations; and were ordered to make corrective communications on five subjects, including smoking and health and addiction, to reimburse the U.S. Department of Justice appropriate costs associated with the lawsuit, and to maintain document web sites.	See “— Health-Care Cost Recovery Cases - Department of Justice Case” below.

May 5, 2009	Sherman v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$1.55 million in compensatory damages; 50% of fault assigned to RJR Tobacco, which reduced the award to $775,000. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

May 22, 2009	Brown v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$1.2 million in compensatory damages; 50% of fault assigned to RJR Tobacco, which reduced the award to $600,000. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

May 29, 2009	Martin v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Escambia County, (Pensacola, FL)	$5 million in compensatory damages; 66% of fault assigned to RJR Tobacco, which reduced the award to $3.3 million; $25 million in punitive damages.	See “— Engle and Engle Progeny Cases” below.
August 19, 2009	Campbell v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Escambia County, (Pensacola, FL)	$7.8 million in compensatory damages; 39% of fault assigned to RJR Tobacco, which reduced the award to $3.04 million. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

February 8, 2010	Gray v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Escambia County, (Pensacola, FL)	$7 million in compensatory damages; 60% of fault assigned to RJR Tobacco, which reduced the award to $4.2 million; $2 million in punitive damages.	See “— Engle and Engle Progeny Cases” below.

March 10, 2010	Douglas v. Philip Morris USA, Inc. [Engle Progeny]	Circuit Court, Hillsborough County, (Tampa, FL)	$5 million in compensatory damages; 5% of fault assigned to RJR Tobacco, which reduced the award to $250,000. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

March 11, 2010	Hall v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Alachua County, (Gainesville, FL)	$5 million in compensatory damages; 65% of fault assigned to RJR Tobacco, which reduced the award to $3.25 million; $12.5 million in punitive damages.	See “— Engle and Engle Progeny Cases” below.

March 10, 2010	Cohen v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$10 million in compensatory damages; 33.3% of fault assigned to RJR Tobacco, which reduced the award to $3.3 million; $20 million in punitive damages, of which $10 million was assigned to RJR Tobacco.	See “— Engle and Engle Progeny Cases” below.
April 13, 2010	Clay v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Escambia County, (Pensacola, FL)	$3.5 million in compensatory damages; 60% of fault assigned to RJR Tobacco, which reduced the award to $2.1 million; $18 million in punitive damages, of which $17 million was assigned to RJR Tobacco.	See “— Engle and Engle Progeny Cases” below.

April 21, 2010	Townsend v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Alachua County, (Gainesville, FL)	$10.8 million in compensatory damages and $80 million punitive damages; 51% of fault assigned to RJR Tobacco, which reduced the award to $5.5 million in compensatory damages; $40.8 million in punitive damages.	See “— Engle and Engle Progeny Cases” below.

April 26, 2010	Putney v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$15.1 million in compensatory damages; 30% of fault assigned to RJR Tobacco, which reduced the award to $4.5 million; $5 million in punitive damages, of which $2.5 million was assigned to RJR Tobacco.	See “— Engle and Engle Progeny Cases” below.

April 29, 2010	Grossman v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$1.9 million in compensatory damages; 25% of fault assigned to RJR Tobacco, which reduced the award to $484,000. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

May 20, 2010	Buonomo v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$5.2 million in compensatory damages; 77.5% of fault assigned to RJR Tobacco, which reduced the award to $4.06 million; $25 million in punitive damages.	See “— Engle and Engle Progeny Cases” below.
May 26, 2010	Izzarelli v. R. J. Reynolds Tobacco Co. [Individual S&H]	U.S. District Court, District of Connecticut, (Bridgeport, CT)	$13.9 million in compensatory damages; 58% of fault assigned to RJR Tobacco, which reduced the award to $8.08 million against RJR Tobacco; $3.97 million in punitive damages.	See “— Individual Smoking and Health Cases” below.

June 18, 2010	Alexander v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Alachua County, (Gainesville, FL)	$2.5 million in compensatory damages; 51% of fault assigned to RJR Tobacco, which reduced the award to $1.275 million; $2.5 million in punitive damages.	See “— Engle and Engle Progeny Cases” below.

August 5, 2010	Piendle v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Palm Beach County, (West Palm Beach, FL)	$4 million in compensatory damages; 27.5% of fault assigned to RJR Tobacco, which reduced the award to $1.1 million; $180,000 in punitive damages.	See “— Engle and Engle Progeny Cases” below.

November 15, 2010	Webb v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Levy County, (Bronson, FL)	$8 million in compensatory damages; 90% of fault assigned to RJR Tobacco, which reduced the award to $7.2 million; $72 million in punitive damages.	See “— Engle and Engle Progeny Cases” below.

February 10, 2011	Kirkland v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Hillsborough County, (Tampa, FL)	$100,000 in compensatory damages; 10% of fault assigned to RJR Tobacco, which reduced the award to $10,000; $250,000 in punitive damages.	See “— Engle and Engle Progeny Cases” below.

February 22, 2011	Huish v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Alachua County, (Gainesville, FL)	$750,000 in compensatory damages; 25% of fault assigned to RJR Tobacco, which reduced the award to $187,500; $1.5 million in punitive damages.	See “— Engle and Engle Progeny Cases” below.
March 18, 2011	Mack v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Alachua County, (Gainesville, FL)	$1 million in compensatory damages; 51% of fault assigned to RJR Tobacco, which reduced the award to $510,000. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

April 26, 2011	Andy Allen v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Duval County, (Jacksonville, FL)	$6 million in compensatory damages; 45% of fault assigned to RJR Tobacco, which reduced the award to $2.7 million; $17 million in punitive damages against each defendant awarded.	See “— Engle and Engle Progeny Cases” below.

May 20, 2011	Jewett v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Duval County, (Jacksonville, FL)	$1.1 million in compensatory damages; 20% of fault assigned to RJR Tobacco, which reduced the award to $218,600. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

May 20, 2011	Reese v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Miami-Dade County, (Miami, FL)	$3.6 million in compensatory damages; 30% of fault assigned to RJR Tobacco, which reduced the award to $1.1 million. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

June 16, 2011	Soffer v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Alachua County, (Gainesville, FL)	$5 million in compensatory damages; 40% of fault assigned to RJR Tobacco, which reduced the award to $2 million. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

July 15, 2011	Ciccone v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Broward County, (Ft. Lauderdale, FL)	$3.2 million in compensatory damages; 30% of fault assigned to RJR Tobacco, which reduced the award to $1 million; $50,000 in punitive damages.	See “— Engle and Engle Progeny Cases” below.
July 19, 2011	Weingart v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Palm Beach County, (West Palm Beach, FL)	Jury did not award damages; however, the plaintiff was awarded $150,000 on September 16, 2011.	See “— Engle and Engle Progeny Cases” below.

September 23, 2011	Bowman v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Duval County, (Jacksonville, FL)	$1.5 million in compensatory damages; 30% of fault assigned to RJR Tobacco, which reduced the award to $450,000. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

November 28, 2011	Sury v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Duval County, (Jacksonville, FL)	$1 million in compensatory damages; 20% of fault assigned to RJR Tobacco, which reduced the award to $200,000. No punitive damages awarded.	See “— Engle and Engle Progeny Cases” below.

January 24, 2012	Hallgren v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Highlands County, (Sebring, FL)	$2 million in compensatory damages; 25% of fault assigned to RJR Tobacco, which reduced the award to $500,000; $750,000 in punitive damages.	See “— Engle and Engle Progeny Cases” below.

January 25, 2012	Ward v. R. J. Reynolds Tobacco Co. [Engle Progeny]	Circuit Court, Escambia County, (Pensacola, FL)	$1 million in compensatory damages; 30% of fault assigned to RJR Tobacco, which reduced the award to $300,000; $1.7 million in punitive damages.	See “— Engle and Engle Progeny Cases” below.

Individual Smoking and Health Cases

As of December 31, 2011, 97 individual cases were pending in the United States against RJR Tobacco, B&W, as its indemnitee, or both. This category of cases includes smoking and health cases alleging personal injury brought by or on behalf of individual plaintiffs, but does not include the Broin II, Engle Progeny or West Virginia IPIC cases discussed below. A total of 94 of the individual cases are brought by or on behalf of individual smokers or their survivors, while the remaining three cases are brought by or on behalf of individuals or their survivors alleging personal injury as a result of exposure to environmental tobacco smoke, referred to as ETS.

Below is a description of the individual smoking and health cases against RJR Tobacco or B&W, or both, which went to trial or were decided during the period from January 1, 2011 to December 31, 2011, or remained on appeal as of December 31, 2011.

On August 15, 2003, the jury returned a verdict in favor of B&W in Eiser v. Brown & Williamson Tobacco Corp., a case filed in March 1999 in the Court of Common Pleas, Philadelphia County, Pennsylvania. The plaintiff, Lois Eiser, sought compensatory and punitive damages in an amount in excess of $50,000, together with interest, costs and attorneys’ fees in this wrongful death action against B&W. In January 2006, the Superior Court of Pennsylvania affirmed the verdict. The Pennsylvania Supreme Court granted the plaintiff’s petition to appeal, and on December 28, 2007, remanded the case to the Superior Court for further review of certain issues. In August 2010, the Superior Court of Pennsylvania entered a memorandum affirming the final judgment. In December 2011, the plaintiff’s petition for permission to appeal to the Pennsylvania Supreme Court was denied. The deadline for the plaintiff to file a petition for writ of certiorari with the U.S. Supreme Court is March 5, 2012.

On December 18, 2003, the jury returned a verdict in favor of the plaintiff in Frankson v. Brown & Williamson Tobacco Corp., a case filed in August 2000 in Supreme Court, Kings County, New York, awarded $350,000 in compensatory damages and eventually returned a verdict of $20 million in punitive damages against the defendants in an action brought against the major U.S. cigarette manufacturers, including RJR Tobacco, who was dismissed prior to trial, and B&W. Other manufacturers were dismissed before trial. The plaintiff, Gladys Frankson, alleged that Mr. Frankson became addicted to nicotine, was unable to cease smoking, developed lung cancer and died as a result. The defendants as a group and the deceased smoker were each found to be 50% at fault. On January 9, 2004, the jury awarded $20 million in punitive damages, assigning $6 million to B&W and $2 million to American Tobacco, a predecessor company to B&W. In June 2004, the parties’ post-trial motions were denied by the trial judge, except that the trial judge granted a new trial unless the parties consented to an increase in compensatory damages to $500,000 and a decrease in punitive damages to $5 million, of which $4 million would be assigned to B&W. The plaintiff stipulated to the reduction in punitive damages in January 2005. Defendants filed a notice of appeal of the orders on post-trial motions in January 2005. In July 2006, the Appellate Division, New York Supreme Court, Second Department, directed that the plaintiffs’ claims for design defect be dismissed, but otherwise affirmed the orders denying defendants’ post-trial motions. Following remand from this appellate decision, the plaintiff withdrew her request for additur of the compensatory damages, and in December 2006, the trial judge granted this request, and reinstated the original $350,000 compensatory damages jury verdict.

On June 26, 2007, final judgment was entered against the defendants in the amount of approximately $6.8 million, including interest through the date the judgment was entered and costs. The defendants filed a notice of appeal to the Appellate Division, New York Supreme Court, Second Department. Pursuant to its agreement to indemnify B&W, RJR Tobacco posted a supersedeas bond in the amount of $8.018 million. In September 2009, the New York Supreme Court, Appellate Division, affirmed the compensatory damages award, set aside the punitive damages award and remanded the case to the Kings County Supreme Court for a new trial on punitive damages. No date has been set for the punitive damages retrial.

On February 1, 2005, the jury returned a split verdict in Smith v. Brown & Williamson Tobacco Corp., a case filed in May 2003 in Circuit Court, Jackson County, Missouri, finding in favor of B&W on two counts, fraudulent concealment and conspiracy, and finding in favor of the plaintiffs on negligence, which incorporates failure to warn and product defect claims. The plaintiff, Lincoln Smith, claimed that the defendant’s tobacco products caused Mrs. Smith’s death from lung cancer. The plaintiffs were awarded $2 million in compensatory damages and $20 million in punitive damages; however, the jury found the plaintiff to be 75% at fault and B&W 25% at fault, and thus the compensatory award was reduced to $500,000. B&W appealed to the Missouri Court of Appeals, and in July 2007, the court affirmed the compensatory damages and ordered a new trial on punitive damages. In December 2008, the Missouri Court of Appeals issued an opinion that affirmed in part, reversed in part, and remanded the case for further proceedings on the issue of punitive damages. Trial on the issue of punitive damages began in July 2009. On July 29, 2009, RJR Tobacco, on behalf of B&W, paid the compensatory damages verdict, plus interest, in the amount of approximately $700,000. In August 2009, the jury returned a verdict for the plaintiffs, finding B&W liable for damages for aggravating circumstances, and on August 20, 2009, awarded the plaintiffs $1.5 million in punitive damages. The court denied the plaintiffs’ and the defendant’s post-trial motions. B&W and the plaintiffs filed notices of appeal in December 2009. Oral argument occurred on September 28, 2011. A decision is pending.

On May 26, 2010, a jury returned a verdict in favor of the plaintiff in Izzarelli v. R. J. Reynolds Tobacco Co., a case filed in December 1999 in the U.S. District Court for the District of Connecticut. The plaintiff sought to recover damages for personal injuries that the plaintiff alleges she sustained as a result of unsafe and unreasonably dangerous cigarette products and for economic losses she sustained as a result of unfair trade practices of the defendant. The jury found RJR Tobacco to be 58% at fault and the plaintiff to be 42% at fault, awarded $13.9 million in compensatory damages and found the plaintiff to be entitled to punitive damages. In December 2010, the court awarded the plaintiff $3.97 million in punitive damages. Final judgment was entered on December 30, 2010, in the amount of $11.95 million. The court granted the plaintiff’s motion for offer of judgment interest, and awarded the plaintiff $15.8 million for the period of December 6, 1999 up to and including December 5, 2010, and approximately $4,000 per day thereafter until an amended judgment was entered. The amended judgment was entered in the amount of approximately $28.1 million on March 4, 2011. The court denied RJR Tobacco’s motion for a new trial in August 2011, and RJR Tobacco filed a notice of appeal in September 2011. Briefing is underway.

On May 19, 2011, a jury returned a verdict in favor of RJR Tobacco in Hargroves v. R. J. Reynolds Tobacco Co., a case filed in December 2005 in the Circuit Court, Hillsborough County, Florida. The plaintiff alleged that as a result of using the defendant’s products, the decedent, Debra Hargroves, suffered from lung cancer, emphysema, heart disease and other smoking-related diseases and/or conditions. Final judgment was entered, and the plaintiff filed a motion for a new trial. At a hearing in June 2011, the court denied the plaintiff’s motion. The plaintiff filed a notice of appeal, and RJR Tobacco filed a notice of cross appeal in August 2011. Briefing is underway.

West Virginia IPIC

In West Virginia, as of December 31, 2011, 577 individual claims remain pending in a consolidated action, In re: Tobacco Litigation Individual Personal Injury Cases. The defendants are Philip Morris, Lorillard and RJR Tobacco (including claims concerning The American Tobacco Company and B&W). The Case Management Order currently calls for these cases to be resolved in a two phase procedure — a common issue trial in Phase I, and, if plaintiffs prevail on one or more issues, a Phase II, consisting of individual trials of liability, medical causation, compensatory damages and punitive damages for each of the individual plaintiffs. The Phase I trial will focus on whether defendants manufactured defective products, whether their conduct was tortious and whether their conduct meets the standard for a potential award of punitive damages under West Virginia law. There will be no lump sum award of punitive damages and the Phase I jury will not be asked to set a punitive multiplier. Instead, if the jury finds that a defendant’s conduct meets the punitive standard, then plaintiffs in their individual trials in Phase II will have the chance to ask Phase II juries to consider awarding punitive damages to each plaintiff on a case-by-case basis. Phase I trials were initiated twice in 2010 in Kanawha County (Charleston), resulting in mistrials in February and June 2010, due to an inability to find a sufficient number of impartial jurors from which to select a jury. The court moved the case to Ohio County (Wheeling), and the Phase I trial commenced again on October 19, 2011. The court declared a mistrial on November 8, 2011. A new trial date has not been scheduled.

Engle and Engle Progeny Cases

Trial began in July 1998 in Engle v. R. J. Reynolds Tobacco Co., a case filed in May 1994, in Circuit Court, Miami-Dade County, Florida, in which a class consisting of Florida residents, or their survivors, alleged diseases or medical conditions caused by their alleged “addiction” to cigarettes. The action was brought against the major U.S. cigarette manufacturers, including RJR Tobacco and B&W, seeking actual damages and punitive damages in excess of $100 billion each and the creation of a medical fund to compensate individuals for future health-care costs. In July 1999, the jury found against RJR Tobacco, B&W and the other cigarette-manufacturer defendants in the initial phase, which included common issues related to certain elements of liability, general causation and a potential award of, or entitlement to, punitive damages.

On July 14, 2000, in the second phase of the trial, the jury returned a punitive damages verdict in favor of the “Florida class” of approximately $145 billion against all the defendants, with approximately $36.3 billion and $17.6 billion being assigned to RJR Tobacco and B&W, respectively.

In November 2000, the trial judge denied all post-trial motions and entered judgment. The Florida Third District Court of Appeal, referred to as Third DCA, reversed the trial court’s final judgment and remanded the case to the Miami-Dade County Circuit Court with instructions to decertify the class. The class appealed, and the Florida Supreme Court accepted the case in May 2004.

In July 2006, the court affirmed the dismissal of the punitive damages award and decertified the class, on a going-forward basis. The court preserved a number of class-wide findings from Phase I of the trial, including that cigarettes can cause certain diseases, that nicotine is addictive and that defendants placed defective and unreasonably dangerous cigarettes on the market, and authorized former class members to avail themselves of those findings under certain conditions in individual lawsuits, provided they commence those lawsuits within one year of the date the court’s decision became final. The court specified that the eligible plaintiffs are confined to those Florida citizen residents who suffered or died from smoking-related illnesses that “manifested” themselves on or before November 21, 1996, and that were caused by an addiction to cigarettes that contain nicotine.

In August 2006, RJR Tobacco and the other defendants filed a rehearing motion arguing, among other things, that the findings from the Engle trial were not sufficiently specific to serve as the basis for further proceedings and that the Florida Supreme Court’s decision denied the defendants due process. The plaintiffs also filed a rehearing motion arguing that some smokers who became sick after November 21, 1996, and who were therefore not class members, should nevertheless have the statute of limitations tolled since they may have refrained from filing suit earlier in the mistaken belief that they were Engle class members. In December 2006, the Florida Supreme Court withdrew its July 2006, decision and issued a revised opinion, in which it set aside the jury’s findings of a conspiracy to misrepresent and clarified that the Engle jury’s finding on express warranty were preserved for use by eligible plaintiffs. The court also denied the plaintiffs’ motion and confirmed that the eligible plaintiffs were limited to those individuals who developed alleged smoking-related illnesses that manifested themselves on or before November 21, 1996.

In the fourth quarter of 2007, the defendants’ petition for writ of certiorari and petition for rehearing with the U.S. Supreme Court were both denied.

Pursuant to the Florida Supreme Court’s July 2006, ruling in Engle v. R. J. Reynolds Tobacco Co., which decertified the class, eligible plaintiffs had one year from January 11, 2007, in which to file individual lawsuits. In addition, some individuals who filed suit prior to January 11, 2007, and who claimed they meet the conditions in Engle, also attempted to avail themselves of the Engle ruling. Lawsuits by individuals requesting the benefit of the Engle ruling, whether filed before or after the January 11, 2007, mandate, are referred to as the Engle Progeny cases. As of December 31, 2011, RJR Tobacco had been served in 6,561 Engle Progeny cases in both state and federal courts in Florida. These cases include approximately 7,852 plaintiffs. The number of cases will likely change due to individual plaintiffs being severed from multi-plaintiff cases. Many of these cases are in active discovery or nearing trial.

Three federal district courts ruled that the findings in the first phase of the Engle proceedings cannot be used to satisfy elements of plaintiffs’ claims, and two of those rulings, in Bernice Brown v. R. J. Reynolds Tobacco Co. and Burr v. Philip Morris USA, Inc., were certified by the trial court for interlocutory review. In July 2010, the Eleventh Circuit held, as a matter of Florida law, that the findings from the first phase of the Engle proceedings cannot be given greater effect than what the Engle jury found. Because it rejected plaintiffs’ approach on state-law grounds, the court did not find it necessary to consider whether that approach would violate the Due Process Clause of the U.S. Constitution.

On December 14, 2010, the First DCA rejected the Eleventh Circuit’s holding and concluded, in the Martin v. R. J. Reynolds Tobacco Co. case, that the Engle findings “establish the conduct of elements” of plaintiffs’ claims. On July 19, 2011, the Florida Supreme Court denied RJR Tobacco’s request to review the decision of the intermediate state appellate court. On September 21, 2011, the Fourth DCA in Jimmie Lee Brown disagreed on state-law grounds with the First DCA’s decision in Martin as well as the Eleventh Circuit and in Bernice Brown. RJR Tobacco has sought review of Jimmie Lee Brown with the Florida Supreme Court. The defendants also asked the federal district court in Jacksonville to rule on their constitutional due process objection to the use of the Engle findings to satisfy elements of plaintiffs’ claims. The court ruled that application of the Engle findings would not violate the defendants’ due process rights. The defendants have moved to certify the issue for appeal to the Eleventh Circuit. A decision is pending.

In June 2009, Florida amended its existing bond cap statute by adding a $200 million bond cap that applied to all Engle Progeny cases in the aggregate. In May, 2011, Florida removed the provision that allowed it to expire on December 31, 2012. The bond cap for any given individual Engle Progeny case varies depending on the number of judgments in effect at a given time, but never exceeds $5 million per case. The legislation, which became effective in June 2009 and 2011, applies to judgments entered after the original 2009 effective date. The plaintiffs have challenged the constitutionality of the bond cap in four of the cases discussed below. The Alachua County court upheld the bond cap in three of those cases, and the Escambia County court upheld the bond cap in the fourth case. The First DCA affirmed the trial court’s decision in all four cases. The First DCA issued a written opinion in Hall v. R. J. Reynolds Tobacco Co., on July 12, 2011, explaining why the statute is constitutional. The court also stated that the issues are likely to continue until they are definitively resolved by the Florida Supreme Court. As a result, the court certified to the Florida Supreme Court the question of whether the bond cap violates the Florida Constitution by limiting the amount of the bond necessary to obtain an automatic stay of the judgment against a signatory to the tobacco settlement agreement with the State of Florida. On January 23, 2012, the Florida Supreme Court decided to accept jurisdiction over the issue. Briefing is underway.

Below is a description of the Engle Progeny cases against RJR Tobacco or B&W, or both, which went to trial or were decided during the period from January 1, 2011 to December 31, 2011, or remained on appeal as of December 31, 2011.

On May 5, 2009, in Sherman v. R. J. Reynolds Tobacco Co., a case filed in September 2007 in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff. The plaintiff, Melba Sherman, alleged that as a result of using the defendant’s products, the decedent, John Sherman, developed lung cancer and died. The plaintiff sought compensatory damages and an unspecified amount of punitive damages. On May 8, 2009, the jury awarded compensatory damages of $1.55 million and found the decedent to be 50% at fault. No punitive damages were awarded. The court entered final judgment in the amount of $775,000 in June 2009. RJR Tobacco filed a notice of appeal to the Fourth DCA, and posted a supersedeas bond in the amount of approximately $900,000. The plaintiff filed a notice of cross appeal of the final judgment in July 2009. Oral argument occurred on May 10, 2011. A decision is pending.

On May 20, 2009, in Jimmie Lee Brown v. R. J. Reynolds Tobacco Co., a case filed in March 2007, in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff. The plaintiff alleged that the decedent, Roger Brown, developed smoking related diseases, which resulted in his death. The plaintiff sought compensatory damages and an unspecified amount of punitive damages. The jury later returned a verdict that the decedent was 50% at fault for his injuries and awarded compensatory damages of $1.2 million. No punitive damages were awarded. In June 2009, RJR Tobacco’s post-trial motions were denied, and the court entered final judgment in the amount of $600,000. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of approximately $700,000 in July 2009. In September 2011, the Fourth DCA affirmed the trial court’s judgment. RJR Tobacco filed a motion for certification to the Florida Supreme Court, which was denied on October 21, 2011. RJR Tobacco filed a notice to invoke discretionary jurisdiction of the Florida Supreme Court. A decision is pending.

On May 29, 2009, in Martin v. R. J. Reynolds Tobacco Co., a case filed in October 2007 in the Circuit Court, Escambia County, Florida, a jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 66% at fault for the decedent’s injuries, and awarded $5 million in compensatory damages. The plaintiff alleged that as a result of Benny Martin’s use of the defendant’s tobacco products, he developed lung cancer and other medical conditions and died. The plaintiff, Mathilde Martin, sought an unspecified amount of compensatory and punitive damages. On June 1, 2009, the jury returned a punitive damages award of $25 million. In September 2009, the court entered final judgment, awarding the plaintiff the sum of $3.3 million in compensatory damages and $25 million in punitive damages, and RJR Tobacco filed a notice of appeal to the First DCA. In October 2009, RJR Tobacco posted a supersedeas bond in the amount of approximately $5 million, and the plaintiff filed a notice of cross appeal of the final judgment. The First DCA affirmed the final judgment in December 2010. RJR Tobacco asked the Florida Supreme Court to accept jurisdiction and review the decision of the First DCA. On July 19, 2011, the Florida Supreme Court denied RJR Tobacco’s request to review the decision. RJR Tobacco posted a supersedeas bond in the amount of $15 million in July 2011. The bond will replace the original bond that was posted and stay execution of the judgment to allow RJR Tobacco to seek review with the U.S. Supreme Court. RJR Tobacco filed a petition for writ of certiorari with the U.S. Supreme Court on December 16, 2011.

On August 19, 2009, in Campbell v. R. J. Reynolds Tobacco Co., a case filed in December 2007 in the Circuit Court, Escambia County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Betty Campbell, to be 57% at fault, RJR Tobacco to be 39% at fault and the remaining defendants to be 4% at fault, and awarded $7.8 million in compensatory damages. No punitive damages were awarded. The plaintiff alleged that as a result of Mrs. Campbell’s addiction to cigarettes, she suffered and died from various smoking related diseases, including chronic obstructive pulmonary disease. The plaintiff sought judgment against each defendant for an amount in excess of $15,000, taxable costs, punitive damages and interest. In September 2009, the court entered final judgment against RJR Tobacco in the amount of $3.04 million. RJR Tobacco filed a notice of appeal and posted a supersedeas bond in the amount of approximately $3 million in January 2010. In March 2011, the Florida First DCA affirmed per curian the trial court’s decision based on its prior ruling in Martin. RJR Tobacco moved the First DCA to certify the case as one of great public importance, which is the first step in seeking review by the Florida Supreme Court, but the court denied the motion. The defendants filed a notice to invoke discretionary jurisdiction of the Florida Supreme Court. On July 19, 2011, the Florida Supreme Court denied RJR Tobacco’s petition to review the decision. RJR Tobacco filed a petition for writ of certiorari with the U.S. Supreme Court on December 16, 2011.

On February 5, 2010, in Gray v. R. J. Reynolds Tobacco Co., a case filed in November 2007 in the Circuit Court, Escambia County, Florida, a jury returned a verdict in favor of the plaintiff, Carolyn Gray. The jury found the decedent, Charles Gray, to be 40% at fault and RJR Tobacco to be 60% at fault for Mr. Gray’s injuries, and awarded $7 million in compensatory damages. On February 8, 2010, the jury awarded $2 million in punitive damages. Mrs. Gray alleged that as a result of her husband’s addiction and use of RJR Tobacco’s products, he died from lung cancer. Mrs. Gray sought an unspecified amount of compensatory and punitive damages. In March 2010, the court entered final judgment against RJR Tobacco in the amount of $4.2 million in compensatory damages and $2 million in punitive damages. In July 2010, RJR Tobacco filed a notice of appeal and posted a supersedeas bond in the amount of $5 million. In June 2011, the First DCA affirmed per curiam the trial court’s decision based on its prior ruling in Martin. The defendants filed a notice to invoke discretionary jurisdiction of the Florida Supreme Court. On July 20, 2011, the Florida Supreme Court denied RJR Tobacco’s petition to review the decision. RJR Tobacco posted a supersedeas bond in the amount of $6.2 million in July 2011. The bond will replace the original bond that was posted and stay execution of the judgment to allow RJR Tobacco to seek review with the U.S. Supreme Court. RJR Tobacco filed a petition for writ of certiorari with the U.S. Supreme Court on December 16, 2011.

On February 25, 2010, in Grossman v. R. J. Reynolds Tobacco Co., a case filed in December 2007 in the Circuit Court, Broward County, Florida, the court declared a mistrial due to the jury’s inability to reach a decision. The plaintiff alleged that as a result of the addiction of the decedent, Laura Grossman, to cigarettes, she developed lung cancer and died. The plaintiff sought damages in excess of $15,000 and all taxable costs and interest. Retrial began in March 2010. On April 21, 2010, the jury returned a verdict in favor of the plaintiff in Phase I, finding that the decedent was addicted to cigarettes containing nicotine and the addiction was the legal cause of her death by lung cancer. On April 29, 2010, the jury awarded $1.9 million in compensatory damages and no punitive damages. The jury also found RJR Tobacco to be 25% at fault, the decedent to be 70% at fault and the decedent’s spouse to be 5% at fault. Final judgment was entered in June 2010, in the amount of $483,682. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of approximately $484,000 in July 2010. The plaintiff filed a notice of cross appeal. Briefing is complete. Oral argument has not been scheduled.

On March 10, 2010, in Douglas v. Philip Morris USA, Inc., a case filed in October 2007 in Circuit Court, Hillsborough County, Florida, a jury returned a verdict for the plaintiff, found the decedent, Charlotte Douglas, to be 50% at fault, RJR Tobacco to be 5% at fault and the remaining defendants to be 45% at fault, and awarded $5 million in compensatory damages. No punitive damages were awarded. The plaintiff alleged that as a result of the decedent’s addiction to smoking the defendants’ cigarettes, she suffered bodily injury and died. In March 2010, the court entered final judgment against RJR Tobacco in the amount of $250,000. RJR Tobacco filed a notice of appeal to the Second District Court of Appeal, referred to as the Second DCA, and posted a supersedeas bond in the amount of $250,000. Oral argument occurred on October 4, 2011. A decision is pending.

In Hall v. R. J. Reynolds Tobacco Co., a case filed in December 2007 in the Circuit Court, Alachua County, Florida, the jury returned a verdict in favor of the plaintiff on March 11, 2010. The jury also found the decedent, Arthur Hall, to be 35% at fault and RJR Tobacco to be 65% at fault, and awarded $5 million in compensatory damages. On March 12, 2010, the jury returned a $12.5 million punitive damages award. The plaintiff alleged that as a result of the decedent’s use of the defendant’s products he suffered from lung cancer and died. In March 2010, the court entered final judgment in the amount of $3.25 million in compensatory damages and $12.5 million in punitive damages. RJR Tobacco filed a notice of appeal and posted a supersedeas bond in the amount of $5 million in May 2010. The plaintiff filed a notice of cross appeal. In May 2011, the First DCA affirmed per curiam the trial court’s decision based on its prior ruling in Martin. RJR Tobacco filed a notice to invoke the discretionary jurisdiction of the Florida Supreme Court. On July 19, 2011, the Florida Supreme Court denied RJR Tobacco’s petition to review the decision. RJR Tobacco posted a supersedeas bond in the amount of $15 million in July 2011. The bond will replace the original bond that was posted and stay execution of the judgment to allow RJR Tobacco to seek review with the U.S. Supreme Court. RJR Tobacco filed a petition for writ of certiorari with the U.S. Supreme Court on December 16, 2011.

On March 10, 2010, in Cohen v. R. J. Reynolds Tobacco Co., a case filed in May 2007 in the Circuit Court, Broward County, Florida, a jury returned a verdict in favor of the plaintiff. The plaintiff alleged that the decedent, Nathan Cohen, developed lung cancer as a result of using the defendants’ products, and sought in excess of $15,000 compensatory damages and unspecified punitive damages. On March 24, 2010, the jury awarded the plaintiff $10 million in compensatory damages, and found the decedent to be 33.3% at fault, RJR Tobacco to be 33.3% at fault and the remaining defendant to be 33.3% at fault. The jury also awarded $20 million in punitive damages, of which $10 million was assigned to RJR Tobacco. In July 2010, the court entered final judgment against RJR Tobacco in the amount of $3.33 million in compensatory damages and $10 million in punitive damages and the plaintiff filed a motion to amend or alter the final judgment. The court entered an amended judgment in September 2010 to include interest from the date of the verdict. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $2.5 million in October 2010. Briefing is complete. Oral argument has not been scheduled.

On April 13, 2010, in Clay v. R. J. Reynolds Tobacco Co., a case filed in December 2007 in the Circuit Court, Escambia County, Florida, a jury returned a verdict in favor of the plaintiff, found the decedent, Janie Mae Clay, to be 30% at fault, RJR Tobacco to be 60% at fault and the remaining defendant to be 10% at fault, and awarded $3.5 million in compensatory damages. The plaintiff alleged that the decedent developed addiction, chronic obstructive pulmonary disease and other conditions and diseases as a result of using the defendants’ products. On April 14, 2010, the jury awarded $18 million in punitive damages, of which $17 million was assigned to RJR Tobacco. The court entered final judgment against RJR Tobacco in the amount of $2.1 million in compensatory damages and $17 million in punitive damages in September 2010. RJR Tobacco filed a notice of appeal to the First DCA and posted a supersedeas bond in the amount of approximately $4.7 million. The plaintiff filed a notice of cross appeal. Oral argument occurred on January 17, 2012. On January 25, 2012, the First DCA affirmed per curiam the trial court’s decision based on its prior ruling in Martin. RJR Tobacco intends to seek further review of the decision.

On April 26, 2010, in Putney v. R. J. Reynolds Tobacco Co., a case filed in December 2007 in the Circuit Court, Broward County, Florida, the jury returned a verdict in favor of the plaintiff, finding the decedent, Margot Putney, to be 35% at fault, RJR Tobacco to be 30% at fault and the remaining defendants to be 35% at fault, and awarded $15.1 million in compensatory damages and $2.5 million in punitive damages each against RJR Tobacco and the remaining defendants. The plaintiff alleged that the decedent, Margot Putney, suffered from nicotine addiction and lung cancer as a result of using the defendants’ products. In August 2010, final judgment was entered against RJR Tobacco in the amount of $4.5 million in compensatory damages, and $2.5 million in punitive damages. RJR Tobacco filed a notice of appeal and the plaintiff filed a notice of cross appeal. In December 2010, the court entered an amended final judgment to provide that interest would run from April 26, 2010. The defendants filed a joint notice of appeal to the Fourth DCA of the amended final judgment, and RJR Tobacco posted a supersedeas bond in the amount of approximately $2.4 million. Briefing is underway.

On April 21, 2010, in Townsend v. R. J. Reynolds Tobacco Co., a case filed in December 2007 in the Circuit Court, Alachua County, Florida, the jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 51% at fault and the decedent, Frank Townsend, to be 49% at fault, and awarded $10.8 million in compensatory damages and $80 million in punitive damages. The plaintiff alleged that the decedent suffered from lung cancer and other conditions and diseases as a result of smoking the defendant’s products. Final judgment was entered on April 29, 2010, in the amount of $5.5 million in compensatory damages and $40.8 million in punitive damages, which represents 51% of the original damages awards. RJR Tobacco filed a notice of appeal to the First DCA and posted a supersedeas bond in the amount of $5 million. Oral argument occurred on October 19, 2011. A decision is pending.

On May 20, 2010, in Buonomo v. R. J. Reynolds Tobacco Co., a case filed in October 2007 in the Circuit Court, Broward County, Florida, the jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 77.5% at fault and the decedent, Matthew Buonomo, to be 22.5% at fault, and awarded $5.2 million in compensatory damages and $25 million in punitive damages. The plaintiff alleged that the decedent was addicted to cigarettes and as a result developed one or more smoking related medical conditions and/or diseases. Post-trial motions were denied, but the court, in accordance with the Florida statutory limitation on punitive damage awards, ordered the punitive damage award of $25 million be reduced to $15.7 million — three times the compensatory damages award of $5.2 million. In August 2010, the court entered final judgment in the amount of $4.06 million in compensatory damages and $15.7 million in punitive damages. RJR Tobacco filed a notice of appeal to the Fourth DCA and posted a supersedeas bond in the amount of $5 million. The plaintiff also filed a notice of appeal. Briefing is complete. Oral argument has not been scheduled.

In Frazier v. Philip Morris USA Inc., a case filed in December 2007 in the Circuit Court, Miami-Dade County, Florida, the court declared a mistrial on May 14, 2010, due to the inability to seat a jury. The plaintiff alleged that as a result of smoking defendants’, including RJR Tobacco’s, products she developed chronic obstructive pulmonary disease. Retrial began on September 20, 2010. In October 2010, the jury returned a verdict in favor of the defendants. The plaintiff’s post-trial motions were denied and final judgment was entered in February 2011. The plaintiff filed a notice of appeal to the Third DCA, and the defendants filed a cross appeal. Oral argument occurred on February 14, 2012. A decision is pending.

On June 18, 2010, in Alexander v. R. J. Reynolds Tobacco Co., a case filed in January 2008, in the Circuit Court, Alachua County, Florida, the jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 51% at fault and the defendant to be 49% at fault, and awarded $2.5 million in compensatory damages and $2.5 million in punitive damages. The plaintiff alleged that as a result of smoking the defendant’s products, the decedent suffered from chronic obstructive pulmonary disease, lung cancer and emphysema. In July 2010, the court entered final judgment in the amount of $1.275 million in compensatory damages and $2.5 million in punitive damages. RJR Tobacco filed a notice of appeal to the First DCA and posted a supersedeas bond in the amount of approximately $3.8 million in September 2010. The plaintiff filed a notice of cross appeal. Oral argument occurred on January 17, 2012. On January 25, 2012, the First DCA affirmed per curiam the trial court’s decision based on its prior ruling in Martin. RJR Tobacco intends to seek further review of the decision.

On August 5, 2010, in Piendle v. R. J. Reynolds Tobacco Co., a case filed in November 2007, in the Circuit Court, Palm Beach County, Florida, the jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 27.5% at fault, the defendant to be 45% at fault and the remaining defendants to be 27.5% at fault, and awarded $4 million in compensatory damages. On August 19, 2010, the jury returned a punitive damages verdict in the amount of $180,000 against RJR Tobacco. The plaintiff’s motion for new trial as to the amount of the punitive damages was denied. In September 2010, the court entered final judgment against RJR Tobacco in the amount of $1.1 million in compensatory damages and $180,000 in punitive damages. The defendants have filed a notice of appeal to the Fourth DCA. In February 2011, RJR Tobacco posted a supersedeas bond in the amount of $1.28 million. Briefing is complete. Oral argument has not been scheduled.

On August 26, 2010, in Budnick v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco. The case was filed in December 2007, in the Circuit Court, Broward County, Florida. The plaintiff alleged that the decedent, Leonard Budnick, was addicted to cigarettes manufactured by the defendants, and as a result, developed one or more smoking related medical conditions and/or diseases. In September 2010, the court denied the motion for a new trial and entered final judgment pursuant to the jury’s verdict. The plaintiff filed a notice of appeal to the Fourth DCA. Briefing is underway.

On October 29, 2010, in Koballa v. Philip Morris USA Inc., the court declared a mistrial after the jury informed the court that they were unable to reach a verdict. The case was filed in December 2007, in the Circuit Court, Volusia County, Florida against tobacco industry defendants, including RJR Tobacco. The plaintiff alleges that as a result of the use of the defendants’ defective and unreasonably dangerous tobacco products, she suffers from, or has suffered from, nicotine addiction, lung cancer and other smoking related medical conditions and/or diseases. Retrial began on March 21, 2011, and on March 31, 2011, the jury returned an inconsistent verdict. The jury found that RJR Tobacco was not liable for the plaintiff’s injuries, but found that her past injuries were worth $1 million with the plaintiff being 70% at fault and RJR Tobacco 30% at fault. Post-trial motions were filed, and RJR Tobacco included a request to enter judgment in favor of RJR Tobacco. In August 2011, the court denied RJR Tobacco’s post-trial motions and entered final judgment. RJR Tobacco filed a notice of appeal to the Fifth DCA and posted a supersedeas bond in the amount of $300,000. Briefing is underway.

On November 4, 2010, in Vasko v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco. The jury found that the plaintiff’s claim was barred by the statute of limitations. The case was filed in January 2008, in the Circuit Court, Broward County, Florida. The plaintiff alleged that the decedent, John Vasko, was addicted to cigarettes manufactured by the defendants, and as a result, developed one or more smoking related medical conditions and/or diseases, including lung cancer. Final judgment was entered, and the plaintiff filed a notice of appeal to the Fourth DCA. Briefing is underway.

On November 15, 2010, in Webb v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 90% at fault and the decedent, James Horner, to be 10% at fault, and awarded $8 million in compensatory damages and $72 million in punitive damages. The case was filed in December 2007, in the Circuit Court, Levy County, Florida. The plaintiff alleged that as a result of smoking the defendant’s products, the decedent developed one or more smoking related medical conditions and/or diseases. The court entered final judgment in November 2010. RJR Tobacco filed a notice of appeal to the First DCA and posted a supersedeas bond in the amount of $5 million. The plaintiff filed a notice of cross appeal. Oral argument occurred on October 12, 2011. A decision is pending.

On January 5, 2011, in Smith v. R. J. Reynolds Tobacco Co., the court declared a mistrial due to the inability to seat a jury. The case was filed in January 2008 in the Circuit Court, Jackson County, Florida. The plaintiff alleged that he was addicted to cigarettes manufactured by the defendants, and as a result, developed lung cancer. Retrial was scheduled to begin on November 28, 2011; however, the court continued the trial date until March 5, 2012.

On February 10, 2011, in Kirkland v. R. J. Reynolds Tobacco Co., a jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 10% at fault and the plaintiff to be 90% at fault, and awarded $100,000 in compensatory damages. The jury also awarded the plaintiff $250,000 in punitive damages. The case was filed in January 2008, in the Circuit Court, Hillsborough County, Florida. The plaintiff alleged that he was addicted to cigarettes, and as a result, developed larynx cancer and other smoking related medical conditions and/or diseases. The plaintiff’s post-trial motions were denied, and final judgment was entered in March 2011. The plaintiff filed a notice of appeal to the Second DCA on April 12, 2011. RJR Tobacco filed a motion to dismiss the appeal as premature due to the trial court not ruling on RJR Tobacco’s post-trial motions. The motion to dismiss the appeal was denied, however, the appellate court relinquished jurisdiction for 45 days to allow the trial court to address the outstanding post-trial motions. RJR Tobacco’s post-trial motions were denied in July 2011. RJR Tobacco filed a notice of cross appeal and posted a supersedeas bond in the amount of $260,000. Briefing is underway. In January 2012, the plaintiff voluntarily dismissed his appeal. RJR Tobacco’s appeal remains pending.

On February 22, 2011, in Huish v. R. J. Reynolds Tobacco Co., a jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 25% at fault, the decedent, John Huish, to be 50% at fault and the remaining defendant to be 25% at fault, and awarded $750,000 in compensatory damages and $3 million in punitive damages, $1.5 million to each defendant. The case was filed in January 2008, in the Circuit Court, Alachua County, Florida. The plaintiff alleged that as a result of smoking the defendants’ products, the decedent suffered from lung cancer and other smoking related medical conditions and/or diseases. Final judgment was entered in the amount of $1.69 million against each defendant. Post-trial motions were denied, and the defendants filed a notice of appeal to the First DCA and posted a supersedeas bond in the amount of $1.69 million. Briefing is complete. Oral argument is scheduled for March 21, 2012.

On March 18, 2011, in Mack v. R. J. Reynolds Tobacco Co., a jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 51% at fault and the decedent, Peter Mack, Sr., to be 49% at fault, and awarded $1 million in compensatory damages. No punitive damages were awarded. The case was filed in June 2008, in the Circuit Court, Alachua County, Florida. The plaintiff alleged that due to the decedent’s addiction to cigarettes, he developed bronchitis and lung cancer. Post-trial motions were denied, and final judgment was entered in April 2011. RJR Tobacco filed a notice of appeal to the First DCA and posted a supersedeas bond in the amount of $510,000 in May 2011. Briefing is complete. Oral argument has not been scheduled.

On March 28, 2011, in Oliva v. R. J. Reynolds Tobacco Co., a jury returned a verdict in favor of the defendants, including RJR Tobacco. The case was filed in November 2007, in the Circuit Court, Duval County, Florida. The plaintiff alleged that as a result of smoking the defendants’ cigarettes, he developed chronic obstructive pulmonary disease and other smoking related diseases. Final judgment was entered, and the plaintiff’s motion for a new trial was denied. The plaintiff filed a notice of appeal to the First DCA, and the defendants filed a notice of cross appeal in June 2011. Briefing is underway.

On April 13, 2011, in Tullo v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco and the plaintiff, but against the remaining defendants. The jury awarded $4.5 million in compensatory damages and no punitive damages. The jury found the decedent, Dominick Tullo, to be 45% at fault and the remaining defendants cumulatively to be 55% at fault. The case was filed in December 2007, in the Circuit Court, Palm Beach County, Florida. The plaintiff alleged that the decedent was addicted to cigarettes manufactured by the defendants, and as a result, developed chronic obstructive pulmonary disease and other smoking related illnesses and/or diseases. The plaintiff sought in excess of $15,000 against each defendant, taxable costs and interest. The court denied the plaintiff’s motion for a new trial against RJR Tobacco and denied the remaining defendants’ post-trial motions in June 2011. The remaining defendants have filed an appeal to the Fourth DCA, and the plaintiff filed a cross appeal. The plaintiff also filed a notice of appeal of the order denying the plaintiff’s motion for new trial against RJR Tobacco. RJR Tobacco filed a cross appeal of the same order. Briefing is underway.

On April 26, 2011, in Andy Allen v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 45% at fault, the decedent, Patricia Allen, to be 40% at fault and the remaining defendant to be 15% at fault, and awarded $6 million in compensatory damages and $17 million in punitive damages against each defendant. The case was filed in September 2007, in the Circuit Court, Duval County, Florida. The plaintiff alleged that as a result of smoking the defendants’ products, the decedent developed chronic obstructive pulmonary disease. Final judgment was entered against RJR Tobacco in the amount of $19.7 million in May 2011. On October 17, 2011, the court entered a remittance of the punitive damages to $8.1 million and denied all other post-trial motions. The defendants filed a joint notice of appeal, and the plaintiff filed a notice of cross appeal in November 2011. Briefing will begin in March 2012.

On May 20, 2011, in Reese v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 30% at fault, and awarded $3.6 million in compensatory damages and no punitive damages. The case was filed in September 2007, in the Circuit Court, Miami-Dade County, Florida. The plaintiff alleged that as a result of smoking the defendant’s products, she became addicted and developed laryngeal cancer, peripheral vascular disease and chronic obstructive pulmonary disease. The court entered final judgment on May 25, 2011. In September 2011, the court denied RJR Tobacco’s post-trial motions. RJR Tobacco filed a notice of appeal to the Third DCA and posted a supersedeas bond in the amount of $1.07 million. Briefing will begin in March 2012.

On May 20, 2011, in Jewett v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 20% at fault, the decedent, Barbara Jewett, to be 70% at fault and the remaining defendant to be 10% at fault, and awarded $1.1 million in compensatory damages and no punitive damages. The case was filed in December 2007, in the Circuit Court, Duval County, Florida. The plaintiff alleged that the decedent, Barbara Jewett, was addicted to cigarettes and as a result of her addiction, developed chronic obstructive pulmonary disease, emphysema and respiratory failure. The defendants’ post-trial motions were denied in May 2011 and July 2011. Final judgment was entered in June 2011. RJR Tobacco filed a notice of appeal to the First DCA and posted a supersedeas bond in the amount of $218,600. Briefing is underway.

On June 16, 2011, in Soffer v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found RJR Tobacco to be 40% at fault, the decedent, Maurice Soffer, to be 60% at fault, and awarded $5 million in compensatory damages and no punitive damages. The case was filed in December 2007, in the Circuit Court, Alachua County, Florida. The plaintiff alleged that the decedent was addicted to cigarettes and, as a result, developed lung cancer and other smoking-related conditions and/or diseases. Post-trial motions were denied. Final judgment was entered against RJR Tobacco in the amount of $2 million. The plaintiff filed a notice of appeal to the First DCA in July 2011. RJR Tobacco filed a notice of cross appeal and posted a supersedeas bond in the amount of $2 million. Briefing is underway.

On July 15, 2011, in Ciccone v. R. J. Reynolds Tobacco Co., the jury returned a verdict finding the plaintiff is a member of the Engle class. The case was filed in August 2004, in the Circuit Court, Broward County, Florida. The plaintiff alleged that as a result of the use of the defendant’s tobacco products, the decedent, George Ciccone, suffered from nicotine addiction and one or more smoking related diseases and/or medical conditions. On July 21, 2011, the jury awarded approximately $3.2 million in compensatory damages and $50,000 in punitive damages. The jury found the plaintiff to be 70% at fault and RJR Tobacco to be 30% at fault. In August 2011, the court denied RJR Tobacco’s post-trial motions. Final judgment was entered, and RJR Tobacco filed a notice of appeal. RJR Tobacco posted a supersedeas bond in the amount of approximately $1 million on October 17, 2011. Briefing is underway.

On July 19, 2011, in Weingart v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff; however, they refused to award compensatory or punitive damages and found the plaintiff to be 91% at fault. The case was filed in November 2007, in the Circuit Court, Palm Beach County, Florida. The plaintiff alleged that as a result of using the defendants’ tobacco products, the decedent, Claire Weingart, developed lung cancer and other smoking related diseases and/or medical conditions. In September 2011, the court granted the plaintiff’s motion for additur or new trial. The plaintiff was awarded $150,000 as an additur for pain and suffering damages. Final judgment was entered in the amount of $4,500, against each defendant and the defendants filed a joint notice of appeal to the Fourth DCA in November 2011. RJR Tobacco posted a supersedeas bond in the amount of $4,500. Briefing is underway.

On September 15, 2011, in Ojeda v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of RJR Tobacco. The case was filed in October 2007, in the Circuit Court, Miami-Dade County, Florida. The plaintiff alleged that as a result of the use of the defendant’s products, the decedent, Juan Ojeda, suffered from one or more smoking-related medical conditions and or diseases. The plaintiff filed a motion for a new trial, and a hearing is scheduled for March 7, 2012. Final judgment was entered September 26, 2011. The plaintiff filed a conditional notice of appeal in October 2011. The conditional status is based on the pending motion for new trial. RJR Tobacco filed a conditional notice of cross appeal in November 2011. A hearing on the motion for new trial has not been scheduled.

On September 23, 2011, in Bowman v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent to be 70% at fault and RJR Tobacco to be 30% at fault, and awarded $1.5 million in compensatory damages and no punitive damages. The case was filed in November 2007, in the Circuit Court, Duval County, Florida. The plaintiff alleged that as a result of the use of the defendant’s products, the decedent, Michael Bowman, suffered from esophageal cancer. The court denied the defendant’s post-trial motions and entered final judgment in October 2011. RJR Tobacco filed a notice of appeal and posted a supersedeas bond in the amount of $450,000. Briefing is underway.

On October 20, 2011, in Junious v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the defendants. The case was filed in July 2007, in the Circuit Court, Miami-Dade County, Florida. The plaintiff alleged that as a result of the use of the defendants’ products, the decedent, Annie Ingraham, suffered from chronic obstructive pulmonary disease. Final judgment was entered in November 2011. The plaintiff’s motion for a new trial was denied on December 16, 2011. The plaintiff filed a notice of appeal in January 2012. Briefing has not yet begun.

On October 20, 2011, in Szymanski v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the defendants. The case was filed in November 2007, in the Circuit Court, Lee County, Florida. The plaintiff alleged that as a result of the use of the defendant’s products, the plaintiff suffers from various smoking-related conditions and diseases. The plaintiff filed a motion for a new trial. Final judgment was entered in November 2011. On December 5, 2011, the parties stipulated to a dismissal with prejudice. The court granted the motion on December 7, 2011.

On November 28, 2011, in Sury v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent, William Sury, to be 60% at fault, RJR Tobacco to be 20% at fault, and the remaining defendant to be 20% at fault, and awarded $1 million in compensatory damages and no punitive damages. The case was filed in November 2007, in the Circuit Court, Duval County, Florida. The plaintiff alleged that as a result of the use of the defendants’ products, the decedent, William Sury, suffered from lung cancer. Post-trial motions were filed in December 2011. Decisions are pending.

On December 16, 2011, in Cox v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the defendants. The case was filed in January 2008, in the Circuit Court, Alachua County, Florida. The plaintiff alleged that as a result of the use of the defendant’s products, the decedent, Roland Cox, suffered from lung cancer. Final judgment was entered, the plaintiff filed a notice of appeal and RJR Tobacco filed a notice of cross appeal in January 2012.

On January 24, 2012, in Hallgren v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent, Claire Hallgren, to be 50% at fault, RJR Tobacco to be 25% at fault, and the remaining defendant to be 25% at fault, and awarded $2 million in compensatory damages and $750,000 in punitive damages. The case was filed in April 2007, in the Circuit Court, Highlands County, Florida. The plaintiff alleged that the decedent was addicted to the defendants’ products, and as a result, suffered from lung cancer. Post-trial motions are pending.

On January 25, 2012, in Ward v. R. J. Reynolds Tobacco Co., the jury returned a verdict in favor of the plaintiff, found the decedent, Mattie Ward, to be 50% at fault, RJR Tobacco to be 30% at fault, and the remaining defendants to collectively be 20% at fault, and awarded $1 million in compensatory damages and $1.7 million in punitive damages. The case was filed in December 2007, in the Circuit Court, Escambia County, Florida. The plaintiff alleged that the decedent was addicted to the defendants’ products, and as a result, suffered from chronic obstructive pulmonary disease and other smoking related conditions and/or diseases. Post-trial motions are pending.

On February 2, 2012, in Larkin v. R. J. Reynolds Tobacco Co., the court declared a mistrial after the jury informed the court that they could not reach a verdict. The case was filed in January 2002, in the Circuit Court, Miami-Dade County, Florida. The plaintiff alleged that the decedent, Carole Larkin, was addicted to the defendant’s products, and as a result, suffered from oral cancer. A new trial date has not been scheduled.

Broin II Cases

RJR Tobacco, B&W and other cigarette manufacturer defendants settled Broin v. Philip Morris, Inc. in October 1997. This case had been brought in Florida state court on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. The settlement agreement required the participating tobacco companies to pay a total of $300 million in three annual $100 million installments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of $49 million for the plaintiffs’ counsel’s fees and expenses. RJR Tobacco’s portion of these payments was approximately $86 million; B&W’s portion of these payments was approximately $57 million. The settlement agreement bars class members from bringing aggregate claims or obtaining punitive damages and also bars individual claims to the extent that they are based on fraud, misrepresentation, conspiracy to commit fraud or misrepresentation, RICO, suppression, concealment or any other alleged intentional or willful conduct. The defendants agreed that, in any individual case brought by a class member, the defendant will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as “general causation.” With respect to all other issues relating to liability, including whether an individual plaintiff’s disease was caused by his or her exposure to ETS in airplane cabins, referred to as “specific causation,” the individual plaintiff will have the burden of proof. On September 7, 1999, the Florida Supreme Court approved the settlement. The Broin II cases arose out of the settlement of this case.

On October 5, 2000, the Broin court entered an order applicable to all Broin II cases that the terms of the Broin settlement agreement do not require the individual Broin II plaintiffs to prove the elements of strict liability, breach of warranty or negligence. Under this order, there is a rebuttable presumption in the plaintiffs’ favor on those elements, and the plaintiffs bear the burden of proving that their alleged adverse health effects actually were caused by exposure to ETS in airplane cabins, that is, specific causation.

As of December 31, 2011, there were 2,586 Broin II lawsuits pending in Florida. There have been no Broin II trials since 2007.

Class-Action Suits

Overview. As of December 31, 2011, 13 class-action cases, exclusive of one antitrust class action, were pending in the United States against RJR Tobacco or its affiliates or indemnitees. In 1996, the Fifth Circuit Court of Appeals in Castano v. American Tobacco Co. overturned the certification of a nation-wide class of persons whose claims related to alleged addiction to tobacco products. Since this ruling by the Fifth Circuit, most class-action suits have sought certification of state-wide, rather than nation-wide, classes. Class-action suits based on claims similar to those asserted in Castano or claims that class members are at a greater risk of injury or injured by the use of tobacco or exposure to ETS are pending against RJR Tobacco and its affiliates and indemnitees in state or federal courts in California, Illinois, Louisiana, Minnesota, Missouri, West Virginia and Arizona. All pending class-action cases are discussed below.

The pending class actions against RJR Tobacco or its affiliates or indemnitees include eight cases alleging that the use of the term “lights” constitutes unfair and deceptive trade practices under state law or violates the federal RICO statute. Such suits are pending in state or federal courts in Illinois, Minnesota, Missouri, California and Arizona and are discussed below under “— ‘Lights’ Cases.”

Finally, certain third-party payers have filed health-care cost recovery actions in the form of class actions. These cases are discussed below under “— Health-Care Cost Recovery Cases.”

Few smoker class-action complaints have been certified or, if certified, have survived on appeal. Eighteen federal courts, including two courts of appeals, and most state courts that have considered the issue have rejected class certification in such cases. Apart from the Castano case discussed above, only two smoker class actions have been certified by a federal court — In re Simon (II) Litigation, and Schwab [McLaughlin] v. Philip Morris USA, Inc., discussed below under “— ‘Lights’ Cases,” both of which were filed in the U.S. District Court for the Eastern District of New York and ultimately decertified.

Medical Monitoring and Smoking Cessation Case. On November 5, 1998, in Scott v. American Tobacco Co., a case filed in District Court, Orleans Parish, Louisiana, the trial court certified a medical monitoring or smoking cessation class of Louisiana residents who were smokers on or before May 24, 1996. The case was brought against the major U.S. cigarette manufacturers, including RJR Tobacco and B&W, seeking to recover an unspecified amount of damages to pay for medical monitoring and smoking cessation programs. In July 2003, the jury returned a verdict in favor of the defendants on the plaintiffs’ claim for medical monitoring and found that cigarettes were not defectively designed. However, the jury also made certain findings against the defendants on claims relating to fraud, conspiracy, marketing to minors and smoking cessation. Notwithstanding these findings, this portion of the trial did not determine liability as to any class member or class representative. What primarily remained in the case was a class-wide claim that the defendants pay for a program to help people stop smoking.

In May 2004, the jury returned a verdict in the amount of $591 million on the class’s claim for a smoking cessation program. In September 2004, the defendants posted a $50 million bond, pursuant to legislation that limits the amount of the bond to $50 million collectively for MSA signatories, and noticed their appeal. RJR Tobacco posted $25 million (the portions for RJR Tobacco and B&W) towards the bond. In February 2007, the Louisiana Court of Appeals upheld the class certification and found the defendants responsible for funding smoking cessation for eligible class members. The appellate court also ruled, however, that the defendants were not liable for any post-1988 claims, rejected the award of prejudgment interest, struck eight of the 12 components of the smoking cessation program and remanded the case for further proceedings. In particular, the appellate court ruled that no class member, who began smoking after September 1, 1988, could receive any relief, and that only those smokers, whose claims accrued on or before September 1, 1988, would be eligible for the smoking cessation program. The plaintiffs had previously expressly represented to the trial court that none of their claims accrued before 1988 and that the class claims did not accrue until around 1996, when the case was filed. The defendants’ application for writ of certiorari with the Louisiana Supreme Court was denied in January 2008. The defendants’ petition for writ of certiorari with the U.S. Supreme Court was denied in June 2008. In July 2008, the trial court entered an amended judgment in the case, finding that the defendants are jointly and severally liable for funding the cost of a court-supervised smoking cessation program and ordered the defendants to deposit approximately $263 million together with interest from June 30, 2004, into a trust for the funding of the program. The court also stated that it would favorably consider a motion to return to defendants a portion of unused funds at the close of each program year in the event the monies allocated for the preceding program year were not fully expended because of a reduction in class size or underutilization by the remaining plaintiffs.

In December 2008, the trial court judge signed an order granting the defendants an appeal from the amended judgment. In April 2010, the court of appeals amended but largely affirmed the trial court’s July 2008 judgment and ordered the defendants to deposit with the court $242 million with judicial interest from July 21, 2008, until paid. The defendants’ motion for rehearing was denied. In September 2010, the defendants’ application for writ of certiorari or review and their emergency motion to stay execution of judgment with the Louisiana Supreme Court were denied. In September 2010, the U.S. Supreme Court granted the defendant’s motion to stay the judgment pending applicants’ timely filing, and the Court’s disposition, of a petition for writ of certiorari. The defendants filed a petition for writ of certiorari in the U.S. Supreme Court in December 2010. The court denied the petition on June 27, 2011. RJR Tobacco accrued $139 million, the portions of the judgment allocated to RJR Tobacco and B&W, in the second quarter of 2011. RJR Tobacco paid the judgment in August 2011.

In December 2011, the plaintiffs filed a motion for assessment of attorneys’ fees and costs for the prosecution of the case. Briefing is underway. On January 6, 2012, the defendants filed exceptions and motion to strike. A hearing on the defendants’ exceptions and a motion to strike occurred on February 3, 2012. A hearing on the plaintiffs’ motion for fees and costs is scheduled for June 18, 2012.

California Business and Professions Code Cases.    On April 11, 2001, in Brown v. American Tobacco Co., Inc., a case filed in June 1997 in Superior Court, San Diego County, California, the court granted in part the plaintiffs’ motion for certification of a class composed of residents of California who smoked at least one of the defendants’ cigarettes from June 10, 1993 through April 23, 2001, and who were exposed to the defendants’ marketing and advertising activities in California. The action was brought against the major U.S. cigarette manufacturers, including RJR Tobacco and B&W, seeking to recover restitution, disgorgement of profits and other equitable relief under California Business and Professions Code § 17200 et seq. and § 17500 et seq. However, the underlying substantive claims have been reduced to include primarily allegations regarding the use of the descriptor “lights” and statements made during the class period about the health risks of cigarettes. Certification was granted as to the plaintiffs’ claims that the defendants violated § 17200 of the California Business and Professions Code pertaining to unfair competition. The court, however, refused to certify the class under the California Legal Remedies Act and on the plaintiffs’ common law claims. In March 2005, the court granted the defendants’ motion to decertify the class, and in September 2006, the California Court of Appeal affirmed the order decertifying the class. In November 2006, the plaintiffs’ petition for review with the California Supreme Court was granted, and in May 2009, the court reversed the decision of the trial court, and the California Court of Appeal that decertified the class and remanded the case to the trial court for further proceedings. In March 2010, the trial court found that the plaintiffs’ “lights” claims were not preempted by the Federal Cigarette Labeling and Advertising Act and denied the defendants’ second motion for summary judgment. The plaintiffs filed a tenth amended complaint in September 2010. RJR Tobacco and B&W filed their answers to the complaint. Subsequently, on February 24, 2011, the court found that the named class representatives were not adequate, were not typical, and lacked standing. The plaintiffs’ motion for reconsideration was denied. The court granted the plaintiffs’ motion to amend the complaint by adding new class representatives and denied the defendants’ motion to dismiss. The plaintiffs filed an eleventh amended complaint adding new class representatives in July 2011. Trial is scheduled for October 5, 2012. The defendants have filed motions challenging the standing of the newly named class representatives and to decertify the case. A hearing is scheduled for March 21, 2012.

In Sateriale v. R. J. Reynolds Tobacco Co., a class action filed in November 2009 in the U.S. District Court for the Central District of California, the plaintiffs brought the case on behalf of all persons who tried unsuccessfully to redeem Camel Cash certificates from 1991 through March 31, 2007, or who held Camel Cash certificates as of March 31, 2007. The plaintiffs allege that in response to the defendants’ action to discontinue redemption of Camel Cash as of March 31, 2007, customers, like the plaintiffs, attempted to exchange their Camel Cash for merchandise and that the defendants, however, did not have any merchandise to exchange for Camel Cash. The plaintiffs allege unfair business practices, deceptive practices, breach of contract and promissory estoppel. The plaintiffs seek injunctive relief, actual damages, costs and expenses. In January 2010, the defendants filed a motion to dismiss, which prompted the plaintiffs to file an amended complaint in February 2010. The class definition changed to a class consisting of all persons who reside in the U.S. and tried unsuccessfully to redeem Camel Cash certificates, from October 1, 2006 (six months before the defendant ended the Camel Cash program) or who held Camel Cash certificates as of March 31, 2007. The plaintiffs also brought the class on behalf of a proposed California subclass, consisting of all California residents meeting the same criteria. In May 2010, RJR Tobacco’s motion to dismiss the amended complaint for lack of jurisdiction over subject matter and, alternatively, for failure to state a claim was granted with leave to amend. The plaintiffs filed a second amended complaint. In July 2010, RJR Tobacco’s motion to dismiss the second amended complaint was granted with leave to amend. The plaintiffs filed a third amended complaint, and RJR Tobacco filed a motion to dismiss it in September 2010. In December 2010, the court granted RJR Tobacco’s motion to dismiss with prejudice. Final judgment was entered by the court and the plaintiffs filed a notice of appeal in January 2011. Briefing is complete. Oral argument has not been scheduled.

“Lights” Cases. As noted above, “lights” class-action cases are pending against RJR Tobacco or B&W in Illinois (2), Missouri (2), Minnesota (2), California (1) and Arizona (1). The classes in these cases generally seek to recover $50,000 to $75,000 per class member for compensatory and punitive damages, injunctive and other forms of relief, and attorneys’ fees and costs from RJR Tobacco and/or B&W. In general, the plaintiffs allege that RJR Tobacco or B&W made false and misleading claims that “lights” cigarettes were lower in tar and nicotine and/or were less hazardous or less mutagenic than other cigarettes. The cases typically are filed pursuant to state consumer protection and related statutes.

Many of these “lights” cases were stayed pending review of the Good v. Altria Group, Inc. case by the U.S. Supreme Court. In that “lights” class-action case pending against Altria Group, Inc. and Philip Morris USA, the U.S. Supreme Court decided that these claims are not preempted by the Federal Cigarette Labeling and Advertising Act or by the Federal Trade Commission’s, referred to as FTC, historic regulation of the industry. Since this decision in December 2008, a number of the stayed cases have become active again.

The seminal “lights” class-action case involves RJR Tobacco’s competitor, Philip Morris, Inc. Trial began in Price v. Philip Morris, Inc. in January 2003. In March 2003, the trial judge entered judgment against Philip Morris in the amount of $7.1 billion in compensatory damages and $3 billion in punitive damages to the State of Illinois. Based on Illinois law, the bond required to stay execution of the judgment was set initially at $12 billion. Philip Morris pursued various avenues of relief from the $12 billion bond requirement. On December 15, 2005, the Illinois Supreme Court reversed the lower court’s decision and sent the case back to the trial court with instructions to dismiss the case. On December 5, 2006, the trial court granted the defendant’s motion to dismiss and for entry of final judgment. The case was dismissed with prejudice the same day. In December 2008, the plaintiffs filed a petition for relief from judgment, stating that the U.S. Supreme Court’s decision in Good v. Altria Group, Inc. rejected the basis for the reversal. The trial court granted the defendant’s motion to dismiss the plaintiffs’ petition for relief from judgment in February 2009. In March 2009, the plaintiffs filed a notice of appeal to the Illinois Appellate Court, Fifth Judicial District, requesting a reversal of the February 2009 order and remand to the circuit court. On February 24, 2011, the appellate court entered an order, concluding that the two-year time limit for filing a petition for relief from a final judgment began to run when the trial court dismissed the plaintiffs’ lawsuit on December 18, 2006. The appellate court therefore found that the petition was timely, reversed the order of the trial court, and remanded the case for further proceedings. Philip Morris filed a petition for leave to appeal to the Illinois Supreme Court. On September 28, 2011, the Illinois Supreme Court denied Philip Morris’ petition for leave to appeal and returned the case to the trial court for further proceedings.

In Turner v. R. J. Reynolds Tobacco Co., a case filed in February 2000 in Circuit Court, Madison County, Illinois, a judge certified a class in November 2001. In June 2003, RJR Tobacco filed a motion to stay the case pending Philip Morris’s appeal of the Price v. Philip Morris Inc. case mentioned above, which the judge denied in July 2003. In October 2003, the Illinois Fifth District Court of Appeals denied RJR Tobacco’s emergency stay/supremacy order request. In November 2003, the Illinois Supreme Court granted RJR Tobacco’s motion for a stay pending the court’s final appeal decision in Price. On October 11, 2007, the Illinois Fifth District Court of Appeals dismissed RJR Tobacco’s appeal of the court’s denial of its emergency stay/supremacy order request and remanded the case to the circuit court. There is currently no activity in the case.

In Howard v. Brown & Williamson Tobacco Corp., another case filed in February 2000 in Circuit Court, Madison County, Illinois, a judge certified a class in December 2001. In June 2003, the trial judge issued an order staying all proceedings pending resolution of the Price v. Philip Morris, Inc. case mentioned above. The plaintiffs appealed this stay order to the Illinois Fifth District Court of Appeals, which affirmed the Circuit Court’s stay order in August 2005. There is currently no activity in the case.

A “lights” class-action case is pending against each of RJR Tobacco and B&W in Missouri. In Collora v. R. J. Reynolds Tobacco Co., a case filed in May 2000 in Circuit Court, St. Louis County, Missouri, a judge in St. Louis certified a class in December 2003. In April 2007, the court granted the plaintiffs’ motion to reassign Collora and the following cases to a single general division: Craft v. Philip Morris Companies, Inc. and Black v. Brown & Williamson Tobacco Corp., discussed below. In April 2008, the court stayed the case pending U.S. Supreme Court review in Good v. Altria Group, Inc. A nominal trial date of January 10, 2011 was scheduled, but it did not proceed at that time. There is currently no activity in the case.

In Black v. Brown & Williamson Tobacco Corp., a case filed in November 2000 in Circuit Court, City of St. Louis, Missouri, B&W removed the case to the U.S. District Court for the Eastern District of Missouri. The plaintiffs filed a motion to remand, which was granted in March 2006. In April 2008, the court stayed the case pending U.S. Supreme Court review in Good v. Altria Group, Inc. A nominal trial date of January 10, 2011, was scheduled, but it did not proceed at that time. There is currently no activity in the case.

In Dahl v. R. J. Reynolds Tobacco Co., a case filed in April 2003, and pending in District Court, Hennepin County, Minnesota, a judge dismissed the case in May 2005, ruling the “lights” claims are preempted by the Federal Cigarette Labeling and Advertising Act. In July 2005, the plaintiffs appealed to the Minnesota Court of Appeals for the Fourth Judicial District. During the pendency of the appeal, RJR Tobacco removed the case to the U.S. District Court for the District of Minnesota. In February 2007, the Eighth Circuit remanded the case to the Minnesota Court of Appeals, which in December 2007, reversed the judgment and remanded the case to the District Court. In January 2009, the Minnesota Supreme Court issued an order vacating the February 2008 order that granted RJR Tobacco’s petition for review. In July 2009, the plaintiffs in this case and in Thompson v. R. J. Reynolds Tobacco Co., discussed below, filed a motion to consolidate for discovery and trial. In October 2009, the court companioned the two cases and reserved its ruling on the motion to consolidate, which it said will be reevaluated as discovery progresses. In February 2010, a stipulation and order was entered to stay proceedings in this case and in Thompson until completion of all appellate review in Curtis v. Altria Group, Inc. There is currently no activity in the case.

In Thompson v. R. J. Reynolds Tobacco Co., a case filed in February 2005 in District Court, Hennepin County, Minnesota, RJR Tobacco removed the case to the U.S. District Court for the District of Minnesota. In October 2007, the U.S. District Court remanded the case to state district court. In May 2009, the court entered an agreed scheduling order that bifurcates merits and class certification discovery. The parties are engaged in class certification discovery. In July 2009, the plaintiffs in this case and in Dahl v. R. J. Reynolds Tobacco Co. filed a motion to consolidate for discovery and trial. In October 2009, the court companioned the two cases and reserved its ruling on the motion to consolidate, which it said will be reevaluated as discovery progresses. In February 2010, a stipulation and order was entered to stay proceedings in this case and in Dahl until completion of all appellate review in Curtis v. Altria Group, Inc. There is currently no activity in the case.

In Cleary v. Philip Morris, Inc., a case filed in June 1998, and pending in Circuit Court, Cook County, Illinois, the plaintiffs filed their motion for class certification in December 2001, in an action brought against the major U.S. cigarette manufacturers, including RJR Tobacco and B&W. The case was brought on behalf of persons who have allegedly been injured by (1) the defendants’ purported conspiracy pursuant to which defendants concealed material facts regarding the addictive nature of nicotine, (2) the defendants’ alleged acts of targeting their advertising and marketing to minors, and (3) the defendants’ claimed breach of the public right to defendants’ compliance with the laws prohibiting the distribution of cigarettes to minors. The plaintiffs requested that the defendants be required to disgorge all profits unjustly received through their sale of cigarettes to plaintiffs and the class, which in no event will be greater than $75,000 per each class member, inclusive of punitive damages, interest and costs. In March 2006, the court dismissed count V, public nuisance, and count VI, unjust enrichment. The plaintiffs filed an amended complaint in March 2009, to add a claim of unjust enrichment and, to include in the class, individuals who smoked “light” cigarettes. RJR Tobacco and B&W answered the amended complaint in March 2009. In July 2009, the plaintiffs filed an additional motion for class certification. In September 2009, the court granted the defendants’ motion for summary judgment on the pleadings concerning the “lights” claims as to all defendants other than Philip Morris. In February 2010, the court denied the plaintiffs’ motion for class certification of all three putative classes. However, the court ruled that the plaintiffs may reinstate the class dealing with the conspiracy to conceal the addictive nature of nicotine if they identify a new class representative. In April 2010, the court granted the plaintiffs’ motion to file a fourth amended complaint and withdraw the motion to reinstate count I by identifying a new plaintiff. The defendants filed a motion to dismiss the plaintiffs’ fourth amended complaint, which was granted in June 2010. The court denied the plaintiffs’ motion to reconsider, and in August 2010, the plaintiffs filed a notice of appeal in the U.S. Court of Appeals for the Seventh Circuit. In August 2011, the Seventh Circuit affirmed the trial court’s judgment. The plaintiffs’ petition for rehearing with a suggestion for rehearing en banc was denied on November 15, 2011. The deadline to file a petition for writ of certiorari with the U.S. Supreme Court is February 13, 2012.

In Shaffer v. R. J. Reynolds Tobacco Co., a case filed in October 2009 in the Superior Court of Pima County, Arizona against RJR Tobacco, RAI and other defendants, the plaintiffs brought the case on behalf of all persons residing in Arizona who purchased, not for resale, defendants’ cigarettes labeled as “light” or “ultra-light” from the date of the defendants’ first sales of such cigarettes in Arizona to the date of judgment. The plaintiffs allege consumer fraud, concealment, non-disclosure, negligent misrepresentation and unjust enrichment. The plaintiffs seek a variety of damages, including compensatory, restitutionary and punitive damages. In November 2009, the defendants removed the case to the U.S. District Court for the District of Arizona, and RJR Tobacco and RAI filed their answers to the complaint. Discovery is underway. The plaintiffs filed a motion for partial summary judgment on the grounds of the purported collateral estoppel effect of certain findings in United States v. Philip Morris USA, Inc.

Finally, also see the above discussion of Brown v. American Tobacco Co., Inc., under “— California Business and Professions Code Cases.”

As referred to in the “Cautionary Statements,” in the event RJR Tobacco and its affiliates or indemnitees lose one or more of the pending “lights” class-action suits, RJR Tobacco could face bonding difficulties depending upon the amount of damages ordered, if any, which could have a material adverse effect on RJR Tobacco’s, and consequently RAI’s, results of operations, cash flows or financial position.

Other Class Actions.    In Young v. American Tobacco Co., Inc., a case filed in November 1997 in Circuit Court, Orleans Parish, Louisiana, the plaintiffs brought an ETS class action against U.S. cigarette manufacturers, including RJR Tobacco and B&W, and parent companies of U.S. cigarette manufacturers, including RJR, on behalf of all residents of Louisiana who, though not themselves cigarette smokers, have been exposed to secondhand smoke from cigarettes which were manufactured by the defendants, and who allegedly suffered injury as a result of that exposure. The plaintiffs seek to recover an unspecified amount of compensatory and punitive damages. In October 2004, the trial court stayed this case pending the outcome of the appeal in Scott v. American Tobacco Co., Inc., discussed above under “— Medical Monitoring and Smoking Cessation Case.”

In Parsons v. A C & S, Inc., a case filed in February 1998 in Circuit Court, Ohio County, West Virginia, the plaintiff sued asbestos manufacturers, U.S. cigarette manufacturers, including RJR Tobacco and B&W, and parent companies of U.S. cigarette manufacturers, including RJR, seeking to recover $1 million in compensatory and punitive damages individually and an unspecified amount for the class in both compensatory and punitive damages. The class was brought on behalf of persons who allegedly have personal injury claims arising from their exposure to respirable asbestos fibers and cigarette smoke. The plaintiffs allege that Mrs. Parsons’ use of tobacco products and exposure to asbestos products caused her to develop lung cancer and to become addicted to tobacco. In December 2000, three defendants, Nitral Liquidators, Inc., Desseaux Corporation of North American and Armstrong World Industries, filed bankruptcy petitions in the U.S. Bankruptcy Court for the District of Delaware, In re Armstrong World Industries, Inc. Pursuant to section 362(a) of the Bankruptcy Code, Parsons is automatically stayed with respect to all defendants.

Finally, in Jones v. American Tobacco Co., Inc., a case filed in December 1998 in Circuit Court, Jackson County, Missouri, the defendants removed the case to the U.S. District Court for the Western District of Missouri in February 1999. The action was brought against the major U.S. cigarette manufacturers, including RJR Tobacco and B&W, and parent companies of U.S. cigarette manufacturers, including RJR, by tobacco product users and purchasers on behalf of all similarly situated Missouri consumers. The plaintiffs allege that their use of the defendants’ tobacco products has caused them to become addicted to nicotine. The plaintiffs seek to recover an unspecified amount of compensatory and punitive damages. The case was remanded to the Circuit Court in February 1999. There has been limited activity in this case.

Health-Care Cost Recovery Cases

Health-care cost recovery cases have been brought by a variety of plaintiffs. Other than certain governmental actions, these cases largely have been unsuccessful on remoteness grounds, which means that one who pays an injured person’s medical expenses is legally too remote to maintain an action against the person allegedly responsible for the injury.

As of December 31, 2011, three health-care cost recovery cases were pending in the United States against RJR Tobacco, B&W, as its indemnitee, or both, as discussed below after the discussion of the State Settlement Agreements. A limited number of claimants have filed suit against RJR Tobacco, its current or former affiliates, B&W and other tobacco industry defendants to recover funds for health care, medical and other assistance paid by foreign provincial governments in treating their citizens. For more information on these cases, see “— International Cases” below.

State Settlement Agreements.    In June 1994, the Mississippi Attorney General brought an action, Moore v. American Tobacco Co., against various industry members, including RJR Tobacco and B&W. This case was brought on behalf of the state to recover state funds paid for health care and other assistance to state citizens suffering from diseases and conditions allegedly related to tobacco use. Most other states, through their attorneys general or other state agencies, sued RJR Tobacco, B&W and other U.S. cigarette manufacturers based on similar theories. The cigarette manufacturer defendants, including RJR Tobacco and B&W, settled the first four of these cases scheduled for trial — Mississippi, Florida, Texas and Minnesota — by separate agreements with each such state.

On November 23, 1998, the major U.S. cigarette manufacturers, including RJR Tobacco and B&W, entered into the Master Settlement Agreement with attorneys general representing the remaining 46 states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas. Effective on November 12, 1999, the MSA settled all the health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions and released various additional present and future claims.

In the settling jurisdictions, the MSA released RJR Tobacco, B&W, and their affiliates and indemnitees, including RAI, from:

•

all claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to past conduct arising out of the use, sale, distribution, manufacture, development, advertising, marketing or health effects of, the exposure to, or research, statements or warnings about, tobacco products; and

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all monetary claims of the settling states and their respective political subdivisions and other recipients of state health-care funds, relating to future conduct arising out of the use of or exposure to, tobacco products that have been manufactured in the ordinary course of business.

Set forth below are tables depicting the unadjusted tobacco industry settlement payment schedule and the settlement payment schedule for RAI’s operating subsidiaries under the State Settlement Agreements, and related information for 2009 and beyond:

Unadjusted Original Participating Manufacturers’ Settlement Payment Schedule

	2009	2010	2011	2012 and thereafter
First Four States’ Settlements: (1)
Mississippi Annual Payment	$136	$136	$136	$136
Florida Annual Payment	440	440	440	440
Texas Annual Payment	580	580	580	580
Minnesota Annual Payment	204	204	204	204
Remaining States’ Settlement:
Annual Payments (1)	8,004	8,004	8,004	8,004
Growers’ Trust (2)	295	295	—	—
Offset by federal tobacco buyout (2)	(295)	(295)	—	—

Total	$9,364	$9,364	$9,364	$9,364

RAI’s Operating Subsidiaries’ Settlement Expenses and Payment Schedule

Settlement expenses	$2,540	$2,496	$2,435		—
Settlement cash payments	$2,249	$2,519	$2,492		—
Projected settlement expenses				$	>2,400
Projected settlement cash payments				$	>2,400

(1)

Subject to adjustments for changes in sales volume, inflation and other factors. All payments are to be allocated among the companies on the basis of relative market share. For further information, see “— State Settlement Agreements-Enforcement and Validity; Adjustments” below.

(2)

The Growers’ Trust payments expired December 2010 and were offset by certain obligations resulting from the federal tobacco buyout legislation, not included in this table, signed in October 2004. See “— Tobacco Buyout Legislation and Related Litigation” below.

The State Settlement Agreements also contain provisions restricting the marketing of tobacco products. Among these provisions are restrictions or prohibitions on the use of cartoon characters, brand-name sponsorships, apparel and other merchandise, outdoor and transit advertising, payments for product placement, free sampling and lobbying. Furthermore, the State Settlement Agreements required the dissolution of three industry-sponsored research and trade organizations.

The State Settlement Agreements have materially adversely affected RJR Tobacco’s shipment volumes. RAI believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of RAI and RJR Tobacco in future periods. The degree of the adverse impact will depend, among other things, on the rate of decline in U.S. cigarette sales in the premium and value categories, RJR Tobacco’s share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

Department of Justice Case.    On September 22, 1999, the U.S. Department of Justice brought an action against RJR Tobacco, B&W and other tobacco companies in the U.S. District Court for the District of Columbia. The government initially sought to recover federal funds expended by the federal government in providing health care to smokers who developed diseases and injuries alleged to be smoking-related, based on several federal statutes. In addition, the government sought, pursuant to the civil provisions of RICO, disgorgement of profits the government contends were earned as a consequence of a RICO racketeering “enterprise.” In September 2000, the court dismissed the government’s claims asserted under the Medical Care Recovery Act as well as those under the Medicare Secondary Payer provisions of the Social Security Act, but did not dismiss the RICO claims. In February 2005, the U.S. Court of Appeals for the District of Columbia ruled that disgorgement is not an available remedy in this case. The government’s petition for writ of certiorari with the U.S. Supreme Court was denied in October 2005. The non-jury, bench trial began in September 2004, and closing arguments concluded in June 2005.

On August 17, 2006, the court found certain defendants, including RJR Tobacco and B&W, liable for the RICO claims, but did not impose any direct financial penalties. The court instead enjoined the defendants from committing future racketeering acts, participating in certain trade organizations, making misrepresentations concerning smoking and health and youth marketing, and using certain brand descriptors such as “low tar,” “light,” “ultra light,” “mild” and “natural.” The court also ordered defendants to issue “corrective communications” on five subjects, including smoking and health and addiction, and to comply with further undertakings, including maintaining web sites of historical corporate documents and disseminating certain marketing information on a confidential basis to the government. In addition, the court placed restrictions on the ability of the defendants to dispose of certain assets for use in the United States, unless the transferee agrees to abide by the terms of the court’s order, and ordered the defendants to reimburse the U.S. Department of Justice its taxable costs incurred in connection with the case.

Certain defendants, including RJR Tobacco, filed notices of appeal to the U.S. Court of Appeals for the District of Columbia in September 2006. The government filed its notice of appeal in October 2006. In addition, the defendants, including RJR Tobacco, filed joint motions asking the district court to clarify and to stay its order pending the defendants’ appeal. On September 28, 2006, the district court denied the defendants’ motion to stay. On September 29, 2006, the defendants, including RJR Tobacco, filed a motion asking the court of appeals to stay the district court’s order pending the defendants’ appeal. The court granted the motion in October 2006.

In November 2006, the court of appeals stayed the appeals pending the trial court’s ruling on the defendants’ motion for clarification. The defendants’ motion was granted in part and denied in part. The defendants’ motion as to the meaning and applicability of the general injunctive relief of the August 2006 order was denied. The request for clarification as to the scope of the provisions in the order prohibiting the use of descriptors and requiring corrective statements at retail point of sale was granted. The court also ruled that the provisions prohibiting the use of express or implied health messages or descriptors do apply to the actions of the defendants taken outside of the United States.

In May 2009, the U.S. Court of Appeals largely affirmed the finding of liability against the tobacco defendants and remanded to the trial court for dismissal of the trade organizations. The court also largely affirmed the remedial order, including the denial of additional remedies, but vacated the order and remanded for further proceedings as to the following four discrete issues:

•	the issue of the extent of Brown & Williamson Holdings’ control over tobacco operations was remanded for further fact finding and clarification;

•

the remedial order was vacated to the extent that it binds all defendants’ subsidiaries and was remanded to the lower court for determination as to whether inclusion of the subsidiaries and which of the subsidiaries satisfy Rule 65(d) of the Federal Rules of Civil Procedure;

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the court held that the provision found in paragraph four of the injunction, concerning the use of any express or implied health message or health descriptor for any cigarette brand, should not be read to govern overseas sales. The issue was remanded to the lower court with instructions to reformulate it so as to exempt foreign activities that have no substantial, direct and foreseeable domestic effects; and

•

the remedial order was vacated regarding “point of sale” displays and remanded for the district court to evaluate and make due provisions for the rights of innocent persons, either by abandoning this part of the remedial order or re-crafting a new version reflecting the rights of third parties.

RJR Tobacco and the other defendants, as well as the Department of Justice, filed petitions for writ of certiorari to the U.S. Supreme Court in February 2010. In June 2010, the U.S. Supreme Court denied the parties’ petitions for writ of certiorari. Post-remand proceedings are underway to determine the extent to which the original order will be implemented. The defendants filed a motion to vacatur, in which they moved to vacate the trial court’s injunctions and factual findings and dismiss the case in its entirety, on March 3, 2011. The court denied the motion on June 1, 2011. The defendants have filed a notice of appeal. Oral argument is scheduled for April 20, 2012. The trial court also issued an opinion on January 26, 2012, stating that it will not defer its decision on the corrective action statements pending the outcome of pending FDA litigation. In addition, the parties to the lawsuit entered into an agreement concerning certain technical obligations regarding their public websites. Pursuant to this agreement, RJR Tobacco agreed to deposit $3.125 million over the next three years into the registry of the district court.

International Cases.    Five health-care reimbursement cases are pending against RJR Tobacco, its current or former affiliates, or B&W outside the United States, one in Israel and four in Canada. All of the remaining Canadian provinces have indicated an intention to file similar cases. In these actions, foreign governments are seeking to recover for health care, medical and other assistance paid in treating their citizens for tobacco-related disease. No such actions are pending in the United States. Pursuant to the terms of the 1999 sale of RJR Tobacco’s international tobacco business, RJR Tobacco has tendered the defense of these actions to JTI. Subject to a reservation of rights, JTI has assumed the defense of RJR Tobacco and its current or former affiliates in these actions.

•

British Columbia — In 1997, British Columbia enacted a statute, subsequently amended, which created a civil cause of action for the government to recover the costs of health-care benefits incurred for insured populations of British Columbia residents resulting from tobacco-related disease. An action brought on behalf of the Province of British Columbia pursuant to the statute against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and certain of its affiliates, was dismissed in February 2000 when the British Columbia Supreme Court ruled that the legislation was unconstitutional and set aside service ex juris against the foreign defendants for that reason. British Columbia then enacted a revised statute, pursuant to which an action was filed in January 2001 against many of the same defendants, including RJR Tobacco and one of its affiliates, in Supreme Court, British Columbia. In that action, the British Columbia government seeks to recover the present value of its total expenditures for health-care benefits provided for insured persons resulting from tobacco-related disease or the risk of tobacco-related disease caused by alleged breaches of duty by the manufacturers, the present value of its estimated total expenditures for health-care benefits that reasonably could be expected to be provided for those insured persons resulting from tobacco-related disease or the risk of tobacco-related disease in the future, court ordered interest, and costs, or in the alternative, special or increased costs. The government alleges that the defendants are liable under the British Columbia statute by reason of their “tobacco related wrongs,” which are alleged to include: selling defective products, failure to warn, sale of cigarettes to children and adolescents, illegal importation, strict liability, deceit and misrepresentation, violation of trade practice and competition acts, concerted action, and joint liability. RJR Tobacco and its affiliate filed statements of defense in January 2007. In February 2010, the trial date was adjourned, and no new date has been set.

•

New Brunswick — In March 2008, a case was filed on behalf of Her Majesty the Queen in Right of the Province of New Brunswick, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Trial Division in the Court of Queen’s Bench of New Brunswick. The claim is brought pursuant to New Brunswick legislation enacted in 2008, which is substantially similar to the revised British Columbia statute described above. In this action, the New Brunswick government seeks to recover essentially the same types of damages that are being sought in the British Columbia action described above based on analogous theories of liability. RJR Tobacco and its affiliate filed statements of defense in March 2010.

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Ontario — In September 2009, a case was filed on behalf of the Province of Ontario, Canada, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the Ontario Superior Court of Justice. The claim is brought pursuant to Ontario legislation enacted in 2009, which is substantially similar to the revised British Columbia statute described above. In this action, the Ontario government seeks to recover essentially the same types of damages that are being sought in the British Columbia and New Brunswick actions described above based on analogous theories of liability, although the government also asserted claims based on the illegal importation of cigarettes, which claims were deleted in an amended statement of claim filed in August 2010. The jurisdictional challenge brought by RJR Tobacco and its affiliate was denied by the trial court on January 4, 2012, and RJR Tobacco and its affiliate are pursuing an appeal.

•

Newfoundland and Labrador — In February 2011, a case was filed on behalf of the Province of Newfoundland and Labrador, Canada, hereinafter Newfoundland, against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in the General Trial Division of the Supreme Court of Newfoundland and Labrador. The claim is brought pursuant to legislation passed in Newfoundland in 2001 and proclaimed in February 2011, which is substantially similar to the revised British Columbia statute described above. In this action, the Newfoundland government seeks to recover essentially the same types of damages that are being sought in the British Columbia, New Brunswick and Ontario actions described above based on analogous theories of liability. RJR and its affiliate have brought a motion challenging the jurisdiction of the Newfoundland court. A decision is pending.

•

Israel — In September 1998, the General Health Services, Israel’s second largest health fund, filed a statement of claim against certain cigarette manufacturers and distributors, including RJR Tobacco, RJR Nabisco and B&W, in the District Court of Jerusalem, Israel. The plaintiff seeks to recover the present value of the total expenditure by the government for health-care benefits provided for insured persons resulting from tobacco-related disease or the risk of tobacco-related disease caused by alleged breaches of duty by the manufacturers, the present value of the estimated total expenditure by the government for health-care benefits that reasonably could be expected to be provided for those insured persons resulting from tobacco-related disease or the risk of tobacco-related disease in the future, court ordered interest, and costs, or in the alternative, special or increased costs. The plaintiff alleges that the defendants are liable under the following theories: defective product, failure to warn, sale of cigarettes to children and adolescents, strict liability, deceit and misrepresentation and violation of trade practice and competition acts. In 2002, the plaintiff obtained leave to serve RJR Tobacco and B&W outside the jurisdiction. On behalf of RJR Tobacco, JTI filed a motion challenging the grant of leave, which was denied. JTI appealed the decision to the Supreme Court of Israel alongside other defendants’ applications for a strike out of the claim. In July 2011, the Israeli Supreme Court granted PMI and BAT’s appeal of the rejection of their motion to strike out the claim. The court found that the claim should be struck in liminie on the grounds of remoteness. In August 2011, the Supreme Court granted RJR Tobacco’s appeal of the rejection of its motion to cancel service and all other pending motions for leave to appeal. The plaintiff filed a motion for the rehearing of the Supreme Court’s decisions in this regard. In November 2011, BAT and PMI filed responses to the motion.

The following six putative Canadian class actions were filed against various Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, in courts in the provinces of Alberta, British Columbia, Manitoba, Nova Scotia, and Saskatchewan, although the plaintiffs’ counsel have been actively pursuing only the action pending in Saskatchewan at this time:

•

In Adams v. Canadian Tobacco Manufacturers’ Council, a case filed in July 2009 in the Court of Queen’s Bench for Saskatchewan against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiffs brought the case on behalf of all individuals who were alive on July 10, 2009, and who have suffered, or who currently suffer, from chronic obstructive pulmonary disease, emphysema, heart disease or cancer, after having smoked a minimum of 25,000 cigarettes designed, manufactured, imported, marketed or distributed by the defendants.

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In Dorion v. Canadian Tobacco Manufacturers’ Council, a case filed in June 2009, in the Court of Queen’s Bench of Alberta against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiffs brought the case on behalf of all individuals, including their estates, dependents and family members, who purchased or smoked cigarettes designed, manufactured, marketed or distributed by the defendants.

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In Kunka v. Canadian Tobacco Manufacturers’ Council, a case filed in 2009 in the Court of Queen’s Bench of Manitoba against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiffs brought the case on behalf of all individuals, including their estates, and their dependents and family members, who purchased or smoked cigarettes manufactured by the defendants.

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In Semple v. Canadian Tobacco Manufacturers’ Council, a case filed in June 2009 in the Supreme Court of Nova Scotia against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiffs brought the case on behalf of all individuals, including their estates, dependents and family members, who purchased or smoked cigarettes designed, manufactured, marketed or distributed by the defendants for the period of January 1, 1954, to the expiry of the opt out period as set by the court.

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In Bourassa v. Imperial Tobacco Canada Limited, a case filed in June 2010 in the Supreme Court of British Columbia against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiffs brought the case on behalf of all individuals, including their estates, who were alive on June 12, 2007, and who have suffered, or who currently suffer from chronic respiratory diseases, after having smoked a minimum of 25,000 cigarettes designed, manufactured, imported, marketed, or distributed by the defendants.

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In McDermid v. Imperial Tobacco Canada Limited, a case filed in June 2010 in the Supreme Court of British Columbia against Canadian and non-Canadian tobacco-related entities, including RJR Tobacco and one of its affiliates, the plaintiffs brought the case on behalf of all individuals, including their estates, who were alive on June 12, 2007, and who have suffered, or who currently suffer from heart disease, after having smoked a minimum of 25,000 cigarettes designed, manufactured, imported, marketed, or distributed by the defendants.

In each of these six cases, the plaintiffs allege fraud, fraudulent concealment, breach of warranty, breach of warranty of merchantability and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a “special duty” to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability, joint liability, and violations of various trade practices and competition statutes. The plaintiffs seek compensatory and aggravated damages; punitive or exemplary damages; the right to waive the torts described above and claim disgorgement of the amount of revenues or profits the defendants received from the sale of tobacco products to putative class members; interest pursuant to the Pre-judgment Interest Act and other similar legislation; and other relief the court deems just. Pursuant to the terms of the 1999 sale of RJR Tobacco’s international tobacco business, RJR Tobacco has tendered the defense of these six actions to JTI. Subject to a reservation of rights, JTI has assumed the defense of RJR Tobacco and its current or former affiliates in these actions.

Native American Tribe Cases.    As of December 31, 2011, one Native American tribe case was pending before a tribal court against RJR Tobacco and B&W, Crow Creek Sioux Tribe v. American Tobacco Co., a case filed in September 1997 in Tribal Court, Crow Creek Sioux, South Dakota. The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation program, funding of a corrective public education program, and disgorgement of unjust profits from sales to minors. The plaintiffs claim that the defendants are liable under the following theories: unlawful marketing and targeting of minors, contributing to the delinquency of minors, unfair and deceptive acts or practices, unreasonable restraint of trade and unfair method of competition, negligence, negligence per se, conspiracy and restitution of unjust enrichment. The case is dormant.

Other Cases

In August 2009, RJR Tobacco and American Snuff Co. joined other tobacco manufacturers and a tobacco retailer in filing a lawsuit, Commonwealth Brands, Inc. v. United States of America, in the U.S. District Court for the Western District of Kentucky, challenging certain provisions of the Family Smoking Prevention and Tobacco Control Act, referred to as the FDA Tobacco Act, that severely restricts the few remaining channels available to communicate with adult tobacco consumers. RAI believes these provisions cannot be justified on any basis consistent with the demands of the First Amendment. The suit does not challenge the U.S. Congress’s decision to give the FDA regulatory authority over tobacco products, nor does it challenge the vast majority of the provisions of the new law. In November 2009, the court denied certain plaintiffs’ motion for preliminary injunction as to the modified risk tobacco products provision of the FDA Tobacco Act. The parties finished briefing their respective cross-motions for summary judgment in December 2009, and in January 2010, the court granted summary judgment for the plaintiffs so as to allow the continued use of color and imagery in labeling and advertising and the right to make statements that their products conform to FDA regulatory requirements. The court granted summary judgment to the U.S. Government as to all other challenged provisions. In March 2010, each side filed a notice of appeal with the Sixth Circuit Court of Appeals. Oral argument occurred July 27, 2011. A decision is pending.

On February 25, 2011, RJR Tobacco, Lorillard, Inc., and Lorillard Tobacco Company jointly filed a lawsuit, Lorillard, Inc. v. U.S. Food and Drug Administration, in the U.S. District Court for the District of Columbia, challenging the composition of the Tobacco Products Scientific Advisory Committee, referred to as the TPSAC, which had been established by the FDA. The complaint alleges that certain members of the TPSAC and certain members of its Constituents Subcommittee have financial and appearance conflicts of interest that are disqualifying under federal ethics law and regulations, and that the TPSAC is not “fairly balanced,” as required by the Federal Advisory Committee Act, referred to as FACA. In March 2011, the plaintiffs filed an amended complaint, which added an additional claim, based on a nonpublic meeting of members of the TPSAC, in violation of the FACA. The defendants filed a motion to dismiss in April 2011. A hearing date has not been scheduled. The court granted the plaintiffs’ unopposed motion to file a second amended complaint adding a count addressing the FDA’s refusal to produce all documents generated by the TPSAC and its subcommittee in preparation of the menthol report. The FDA filed a motion to dismiss the second amended complaint. A hearing on the motion is scheduled for February 14, 2012.

On August 16, 2011, RJR Tobacco and Santa Fe joined other tobacco manufacturers in a lawsuit, R. J. Reynolds Tobacco Co. v. U.S. Food and Drug Administration, in the U.S. District Court for the District of Columbia, challenging the final regulation specifying nine new graphic “warnings” pursuant to the FDA Tobacco Act violates the plaintiffs’ rights under the First Amendment to the U.S. Constitution and the Administrative Procedure Act, referred to as the APA. The court heard oral argument on the motion for preliminary injunction on September 21, 2011. On November 7, 2011, the court granted the plaintiffs’ motion for preliminary injunction, which stays the imposition of the graphic warning rule for 15 months following a final ruling from the district court as to the merits of the parties claims. On December 1, 2011, the government appealed the district court’s preliminary injunction ruling to the Court of Appeals for the D.C. Circuit. The appellate court has scheduled oral argument on the appeal for April 10, 2012. Concurrently, briefing is complete on the parties’ cross motions for summary judgment that are before the district court. Oral argument on the summary judgment motions occurred on February 1, 2012. The court stated that it would issue its ruling well before the April 10, 2012 appellate hearing.

For a detailed description of the FDA Tobacco Act, see “— Governmental Activity” in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Item 7.

Finally, RJR Tobacco and others brought suit against the City of Worcester, Massachusetts to enjoin enforcement of an ordinance prohibiting all outdoor advertising of tobacco products and any indoor advertising that is visible from the street. The suit, National Association of Tobacco Outlets, Inc. v. City of Worcester, was filed in the U.S. District Court for the Central Division of Massachusetts on June 17, 2011. The plaintiffs’ motions for preliminary injunction and summary judgment were heard on November 9, 2011, and the parties await a ruling. Enforcement of the ordinance has been stayed by agreement pending the ruling on the motion for a preliminary injunction.

State Settlement Agreements-Enforcement and Validity; Adjustments

As of December 31, 2011, there were 32 cases concerning the enforcement, validity or interpretation of the State Settlement Agreements in which RJR Tobacco or B&W is a party. This number includes those cases, discussed below, relating to disputed payments under the State Settlement Agreements.

The Vermont Attorney General filed suit in July 2005, in the Vermont Superior Court, Chittenden County, alleging that certain advertising for the Eclipse cigarette brand violated both the MSA and the Vermont Consumer Fraud Statute. The State of Vermont is seeking declaratory, injunctive, and monetary relief. The bench trial in this action began on October 6, 2008, and lasted a total of five weeks. Closing arguments occurred on March 11, 2009. On March 10, 2010, the court issued its opinion, finding that three of the advertising claims made by RJR Tobacco were not supported by the appropriate degree of scientific evidence. The court did, however, rule that the remaining six advertising claims challenged by the State of Vermont were not actionable. The court indicated that remedies and any damages to be awarded, as well as the issue of attorney’s fees and litigation expenses, will be addressed in additional proceedings. On March 22, 2010, RJR Tobacco filed a motion to amend findings of fact that it believes are demonstrably contrary to, or unsupported by, the record. On December 14, 2010, the court issued an order granting in part and denying in part RJR Tobacco’s motion. The parties will conduct a mediation on the remaining issues on February 14, 2012.

In April 2005, the Mississippi Attorney General notified B&W of its intent to seek approximately $3.9 million in additional payments under the Mississippi Settlement Agreement. The Mississippi Attorney General asserts that B&W failed to report in its net operating profit or its shipments, cigarettes manufactured by B&W under contract for Star Tobacco or its parent, Star Scientific, Inc. B&W advised the state that it did not owe the state any money. In August 2005, the Mississippi Attorney General filed in the Chancery Court of Jackson County, Mississippi, a Notice of Violation, Motion to Enforce Settlement Agreement, and Request for an Accounting by Defendant Brown & Williamson Holdings, Inc., formerly known as Brown & Williamson Tobacco Corporation. In this filing, Mississippi estimated that its damages exceeded $5.0 million. On August 24, 2011, the court entered an order finding in favor of the State on the Star contract manufacturing issue, that the total amount of the underpayment from B&W was approximately $3.8 million and that interest on the underpayment was approximately $4.3 million. The court appointed a special master to undertake an accounting of the benefit received by B&W for failure to include its profits from Star contract manufacturing in its net operating profits reported to the State. Finally, the court awarded the State attorneys’ fees and costs in an amount to be determined. B&W filed a motion to certify the Star contract issue for interlocutory appeal, pursuant to Rule 54 (b) of the Mississippi Rules of Civil Procedure. On January 9, 2012, that motion was denied.

In addition, in February 2010, the Mississippi Attorney General filed a motion alleging that RJR Tobacco had improperly failed to report shipments of certain categories of cigarette volumes, and for certain years had improperly reported its net operating profit. As a result, the State alleges that settlement payments to it were improperly reduced. RJR Tobacco disputes these allegations and is vigorously defending against them. Briefing with respect to these issues is underway, and a hearing on these issues was scheduled for January 24-25, 2012.

In May 2006, the State of Florida filed a motion, in the Circuit Court of the Fifteenth Judicial Circuit, in and for Palm Beach County, Florida, to enforce the Settlement Agreement, for an Accounting by Brown & Williamson Holdings, Inc., and for an Order of Contempt, raising substantially the same issues as raised by the Mississippi Attorney General and seeking approximately $12.4 million in additional payments under the Florida Settlement Agreement, as well as $17.0 million in interest payments. This matter is currently in the discovery phase.

In October 2008, Vibo Corporation, Inc. d/b/a General Tobacco, referred to as General, filed a complaint in the U.S. District Court for the Western District of Kentucky against RJR Tobacco and other participating manufacturers, referred to as PMs, under the MSA, and the Attorneys General of the 52 states and territories that are parties to the MSA. General sought, among other things, to enjoin enforcement of certain provisions of the MSA and an order relieving it of certain of its payment obligations under the MSA and, in the event such relief was not granted, rescission of General’s 2004 agreement to join the MSA. General also moved for a preliminary injunction that, among other things, would have enjoined the states from enforcing certain of General’s payment obligations under the MSA. In November 2008, RJR Tobacco and the other defendants moved to dismiss General’s complaint. In January 2009, the court issued a memorandum opinion and order granting the defendants’ motions and dismissing General’s lawsuit. Final judgment was entered on January 5, 2010. On January 13, 2010, General noticed its appeal of this decision. Oral argument occurred on October 6, 2011, before the U.S. Court of Appeals for the Sixth Circuit. A decision is pending.

In December 2007, nine states (California, Connecticut, Illinois, Maine, Maryland, New York, Ohio, Pennsylvania and Washington) sued RJR Tobacco claiming that an advertisement published in Rolling Stone magazine the prior month violated the MSA’s ban on the use of cartoons. The states asserted that the magazine’s content adjacent to a Camel gatefold advertisement included cartoon images prohibited by the MSA and that certain images used in the Camel ad itself were prohibited cartoons. In addition, three states (Connecticut, New York and Maryland) also claimed that a direct mail piece distributed by RJR Tobacco violated the MSA prohibition against distributing utilitarian items bearing a tobacco brand name. Each state sought injunctive relief and punitive monetary sanctions. Eight of the nine courts have since ruled that the states are not entitled to the punitive sanctions being sought. The issue has not been resolved definitively by the court in California at this time.

Six of these magazine advertisement cases have been ruled upon following bench trials:

•	In Maine, RJR Tobacco received a complete defense ruling.

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In Washington, the Washington Court of Appeals reversed, in part, a favorable ruling in favor of RJR Tobacco at the trial court, holding that some of the images used in the RJR Tobacco advertisement were cartoons, and remanded the case for further proceedings. The Washington Supreme Court declined to review the decision by the Court of Appeals. The case was settled in the second quarter of 2011 for a non-material amount.

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In Ohio, the court agreed that the Camel advertisement did not use any cartoons, but ruled that the company should have prevented the use of cartoons in magazine-created content next to the RJR Tobacco advertisement. No monetary sanctions were awarded. RJR Tobacco appealed this decision, and the Court of Appeals reversed the trial court’s ruling regarding RJR Tobacco’s duty to prevent the use of cartoons in adjacent magazine-created content. The State petitioned the Ohio Supreme Court for review, and that petition was denied.

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The court in California ruled that the company was not liable for preventing the use of cartoons in magazine-created content next to the RJR Tobacco advertisement, but that a few of the images in the RJR Tobacco advertisement itself were “technical” and unintentional cartoons. No monetary sanctions were awarded by the California court. The parties’ appeals are ongoing. The California Court of Appeals affirmed the judgment on the merits. In April 2011, the California Court of Appeals reversed the trial court’s award of attorneys’ fees to the State and remanded the case to the trial court with instructions to use the correct legal standard and prevailing market rates in determining the award of fees to either party. Oral argument occurred in October 2011. A final order was issued on October 6, 2011, finding the State to be the prevailing party for purposes of entitlement to attorneys’ fees. Discovery has ensued regarding hours and rates. A hearing is scheduled for March 27, 2012.

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The Pennsylvania court ruled against RJR Tobacco on both claims, agreeing with the Commonwealth that the RJR Tobacco advertisement contained unspecified cartoons and that RJR Tobacco was responsible for the cartoons included in the magazine-created content, regardless of whether the company was aware of it in advance. In addition, the Pennsylvania court ordered RJR Tobacco to pay for the creation of a single page youth smoking prevention advertisement in Rolling Stone issues in Pennsylvania within a year, or pay a penalty of approximately $302,000, if it fails to do so. RJR Tobacco appealed. In August 2010, the Pennsylvania Court of Appeals reversed the trial court on both claims. The Commonwealth filed a motion for reargument, which was denied in October 2010. In November 2010, the Commonwealth filed a petition for leave to appeal, which was denied in April 2011.

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In Illinois, RJR Tobacco received a complete defense ruling. The State requested reconsideration of the court’s ruling, and the court reaffirmed its ruling in favor of RJR Tobacco. The State filed an appeal. On June 30, 2011, the appellate court affirmed in part and reversed in part and remanded the case to the trial court to determine the State’s attorneys’ fees and costs. The appellate court reversed the ruling that found that RJR Tobacco did not use some images that were cartoons under the consent decree in its advertisement in Rolling Stone. The appellate court affirmed the ruling that RJR Tobacco did not “cause” Rolling Stone to “use” cartoons in the editorial portion of the gatefold and affirmed the ruling that the State was not entitled to any monetary sanctions for violating the consent decree. The parties settled the case with RJR Tobacco agreeing to reimburse the State its attorneys’ fees for a non-material amount.

The three remaining cases — in Maryland, New York and Connecticut — were individually settled in the first quarter of 2010 for a non-material amount.

NPM Adjustment.    The MSA includes an adjustment, referred to as an NPM Adjustment, that potentially reduces the annual payment obligations of RJR Tobacco and the other PMs. Certain requirements, collectively referred to as the Adjustment Requirements, must be satisfied before the NPM Adjustment for a given year is available:

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an independent auditor designated under the MSA must determine that the PMs have experienced a market share loss beyond a triggering threshold to those manufacturers that do not participate in the MSA, such non-participating manufacturers referred to as NPMs; and

•	in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss.

When the Adjustment Requirements are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a “Qualifying Statute” that imposes escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA. In such event, the state’s share of the NPM Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.

NPM Adjustment Claim for 2003.    For 2003, the Adjustment Requirements were satisfied. As a result, in April 2006, RJR Tobacco placed approximately $647 million of its MSA payment into a disputed payments account, in accordance with a procedure established by the MSA. That amount represented RJR Tobacco’s share of the 2003 NPM Adjustment as calculated by the MSA independent auditor. In March 2007, the independent auditor issued revised calculations that reduced RJR Tobacco’s share of the NPM Adjustment for 2003 to approximately $615 million. As a result, in April 2007, RJR Tobacco instructed the independent auditor to release to the settling states approximately $32 million from the disputed payments account.

Following RJR Tobacco’s payment of a portion of its 2006 MSA payment into the disputed payments account, 37 of the settling states filed legal proceedings in their respective MSA courts seeking declaratory orders that they diligently enforced their Qualifying Statutes during 2003 and/or orders compelling RJR Tobacco and the other PMs that placed money in the disputed payments account to pay the disputed amounts to the settling states. In response, RJR Tobacco and other PMs, pursuant to the MSA’s arbitration provisions, moved to compel arbitration of the parties’ dispute concerning the 2003 NPM Adjustment, including the States’ diligent enforcement claims, before a single, nationwide arbitration panel of three former federal judges. The settling states opposed these motions, arguing, among other things, that the issue of diligent enforcement must be resolved by MSA courts in each of the 52 settling states and territories.

As of December 31, 2011, 47 of the 48 courts that had addressed the question whether the dispute concerning the 2003 NPM Adjustment is arbitrable had ruled that arbitration is required under the MSA. The orders compelling arbitration in these states are now final and/or non-appealable. The Montana Supreme Court ruled that the state of Montana did not agree to arbitrate the question of whether it diligently enforced a qualifying statute. Trial on Montana’s assertion of its diligent enforcement defense to the 2003 NPM Adjustment is set for trial on September 10, 2012. Discovery is underway.

As of January 2009, RJR Tobacco and certain other PMs entered into an Agreement Regarding Arbitration, referred to as the Arbitration Agreement, with 45 of the settling states, representing approximately 90% of the allocable share of the settling states. Pursuant to the Arbitration Agreement, signing states will have their ultimate liability (if any) with respect to the 2003 NPM Adjustment reduced by 20%, and RJR Tobacco and the other PMs that placed their share of the disputed 2005 NPM Adjustment (discussed below) into the disputed payments account have, without releasing or waiving any claims, authorized the release of those funds to the settling states.

Montana is one of the settling states that signed the Arbitration Agreement. Thus, notwithstanding the ruling of the Montana Supreme Court with respect to the arbitrability of the diligent enforcement issue, Montana is contractually obligated to participate with the other states in the arbitration that will address all remaining issues related to the dispute pertaining to the 2003 NPM Adjustment.

The arbitration panel contemplated by the MSA and the Arbitration Agreement has been selected, and proceedings before the panel with respect to the 2003 NPM Adjustment Claim have begun. An initial administrative conference was held in July 2010, and subsequent proceedings have been held since then. Document and deposition discovery has been conducted pursuant to various orders of the arbitration panel. On November 3, 2011, RJR Tobacco and the other PMs advised the arbitration panel that they were not contesting the “diligent enforcement” of 12 states and the four pacific territories with a combined allocable share of less that 14 percent. The “diligent enforcement” of the remaining 35 settling states, DC and Puerto Rico was contested and will be the subject of further proceedings. A common issues hearing has been scheduled for April 2012 and state specific evidentiary hearings will begin in May 2012. State specific hearings will continue thereafter on a monthly basis until proceedings with respect to all contested states have been completed. It is anticipated that it will be 12 to 18 months before a decision on the merits with respect to the 2003 NPM Adjustment is reached.

Other NPM Adjustment Claims.    From 2006 to 2008, proceedings were initiated with respect to an NPM Adjustment for 2004, 2005 and 2006. The Adjustment Requirements were satisfied with respect to the NPM Adjustment for each of 2004, 2005 and 2006. As a result:

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in April 2007, RJR Tobacco placed approximately $561 million of its 2007 MSA payment (representing its share of the 2004 NPM Adjustment as calculated by the MSA independent auditor), and in April 2008, placed approximately $431 million of its 2008 MSA payment (representing its share of the 2005 NPM Adjustment as calculated by the independent auditor, net of certain slight adjustments to reflect revised independent auditor calculations of RJR Tobacco’s share of the 2003 and 2004 NPM Adjustments) into the disputed payments account. In 2009 and 2010, revised independent auditor calculations resulted in increases in RJR Tobacco’s 2005 NPM Adjustment, bringing the total amount of the adjustment to approximately $445 million; and

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in April 2009, RJR Tobacco retained approximately $406.5 million of its 2009 MSA payment to reflect its share of the 2006 NPM Adjustment as calculated by the independent auditor. Based on revised calculations by the MSA independent auditor, in April 2010, RJR Tobacco withheld an additional amount, bringing the total amount withheld with respect to the 2006 NPM Adjustment to approximately $420 million. Again based on revised calculations by the MSA independent auditor, in April 2011, RJR Tobacco paid approximately $1 million extra to account for a downward adjustment in its share of the 2006 NPM Adjustment.

The MSA permits PMs to retain disputed payment amounts pending resolution of the dispute. If the resolution of the dispute ultimately requires a PM to pay some or all of the disputed amount, then the amount deemed to be due includes interest calculated from the date the payment was originally due at the prime rate plus three percent.

In June 2009, RJR Tobacco, certain other PMs and the settling states entered into an agreement with respect to the 2007, 2008 and 2009 significant factor determinations. This agreement provides that the settling states will not contest that the disadvantages of the MSA were “a significant factor contributing to” the market share loss experienced by the PMs in those years. The stipulation pertaining to each of the three years will become effective in February of the year a final determination by the firm of independent economic consultants would otherwise have been expected (2010, 2011 and 2012, respectively), if the issue had been arbitrated on the merits. RJR Tobacco and the PMs will pay a total amount of $5 million into the States’ Antitrust/Consumer Protection Tobacco Enforcement Fund established under Section VIII(c) of the MSA for each year covered by that agreement, with RJR Tobacco paying approximately 47% of such amounts. On January 9, 2012, a new agreement with respect to significant factor determinations was entered into teams essentially identical to the earlier agreement, but pertaining to 2010, 2011 and 2012.

Based on the payment calculations of the MSA independent auditor and the agreement described above regarding in pertinent part the 2007 and 2008 significant factor determinations, the Adjustment Requirements were satisfied with respect to the NPM Adjustments for 2007 and 2008. As a result, in April 2010, RJR Tobacco placed approximately $448 million of its 2010 MSA payment (representing its share of the 2007 NPM Adjustment as calculated by the MSA independent auditor) into the disputed payments account, and in April 2011, it placed approximately $477 million of its 2011 MSA payment (representing its share of the 2008 NPM Adjustment as calculated by the MSA independent auditor) into the disputed payments account. RJR Tobacco’s 2011 payment into the disputed payments account was reduced by approximately $1.1 million to adjust for a downward revision by the independent auditor to RJR Tobacco’s share of the 2007 NPM Adjustment.

The table below summarizes the information discussed above with respect to the disputed portions of RJR Tobacco’s MSA payment obligations from 2003 through 2008 – the years as to which the Adjustment Requirements have been met:

Year for which NPM Adjustment Calculated	2003	2004	2005	2006	2007	2008
Year in which deduction from NPM may be taken	2006	2007	2008	2009	2010	2011
RJR Tobacco’s approximate share of disputed NPM Adjustment (millions)	$615	$562	$445	$419	$447	$477

In addition to the NPM Adjustment claims described above, RJR Tobacco has filed dispute notices with respect to its 2009 and 2010 annual MSA payments relating to the NPM Adjustments potentially applicable to those years. The amount at issue for those two years is approximately $937 million.

Due to the uncertainty over the final resolution of the NPM Adjustment claims asserted by RJR Tobacco, no assurances can be made related to the amounts, if any, that will be realized or any amounts (including interest) that will be owed.

Separately, on August 19, 2011, Idaho sent a letter on behalf of itself and 31 other states, stating their intent to initiate arbitration with respect to whether amounts used to measure the domestic cigarette market and to calculate PM payment obligations under the MSA should be the adjusted gross or the net number of cigarettes on which federal excise tax (including arbitrios de cigarillos) is paid. On December 15, 2011, the parties entered into an agreement regarding procedures for formation of arbitration panel with respect to this arbitration. Selection of arbitrators by the parties is underway.

Antitrust Cases

A number of tobacco wholesalers and consumers have sued U.S. cigarette manufacturers, including RJR Tobacco and B&W, in federal and state courts, alleging that cigarette manufacturers combined and conspired to set the price of cigarettes in violation of antitrust statutes and various state unfair business practices statutes. In these cases, the plaintiffs asked the court to certify the lawsuits as class actions on behalf of other persons who purchased cigarettes directly or indirectly from one or more of the defendants. As of December 31, 2011, all of the federal and state court cases on behalf of indirect purchasers had been dismissed, except for one state court case pending in Kansas.

In Smith v. Philip Morris Cos., Inc., a case filed in February 2000, and pending in District Court, Seward County, Kansas, the court granted class certification in November 2001, in an action brought against the major U.S. cigarette manufacturers, including RJR Tobacco and B&W, and the parent companies of the major U.S. cigarette manufacturers, including RJR, seeking to recover an unspecified amount in actual and punitive damages. The plaintiffs allege that the defendants participated in a conspiracy to fix or maintain the price of cigarettes sold in the United States. The parties are currently engaged in discovery. In November 2010, RJR Tobacco and B&W filed a motion for summary judgment. A hearing on the motion occurred on January 18, 2012. A decision is pending. Trial has been scheduled for July 16, 2012.

Other Litigation and Developments

JTI Claims for Indemnification.    By purchase agreement dated May 12, 1999, referred to as the 1999 Purchase Agreement, RJR and RJR Tobacco sold the international tobacco business to JTI. Under the 1999 Purchase Agreement, RJR and RJR Tobacco retained certain liabilities relating to the international tobacco business sold to JTI. Under its reading of the indemnification provisions of the 1999 Purchase Agreement, JTI has requested indemnification for damages allegedly arising out of these retained liabilities. As previously reported, a number of the indemnification claims between the parties relating to the activities of Northern Brands in Canada have been resolved. See note 6 for a discussion of the Comprehensive Agreement between RJR Tobacco and the Canadian federal, provincial and territorial governments, and Northern Brands’ plea agreement with the Ministry of the Attorney General of Ontario. Other matters for which JTI has requested indemnification for damages under the indemnification provisions of the 1999 Purchase Agreement are described below:

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In a letter dated March 31, 2006, counsel for JTI stated that JTI would be seeking indemnification under the 1999 Purchase Agreement for any damages it may incur or may have incurred arising out of a Southern District of New York grand jury investigation, a now-terminated Eastern District of North Carolina grand jury investigation, and various actions filed by the European Community and others in the U.S. District Court for the Eastern District of New York, referred to as the EDNY, against RJR Tobacco and certain of its affiliates on November 3, 2000, August 6, 2001, and (as discussed in greater detail below) October 30, 2002, and against JTI on January 11, 2002.

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JTI also has sought indemnification relating to a Statement of Claim filed on April 23, 2010, against JTI Macdonald Corp., referred to as JTI-MC, by the Ontario Flue-Cured Tobacco Growers’ Marketing Board, referred to as the Board, Andy J. Jacko, Brian Baswick, Ron Kichler, and Aprad Dobrenty, proceeding on their own behalf and on behalf of a putative class of Ontario tobacco producers that sold tobacco to JTI-MC during the period between January 1, 1986 and December 31, 1996, referred to as the Class Period, through the Board pursuant to certain agreements. The Statement of Claim seeks recovery for damages allegedly incurred by the class representatives and the putative class for tobacco sales during the Class Period made at the contract price for duty free or export cigarettes with respect to cigarettes that, rather than being sold duty free or for export, purportedly were sold in Canada, which allegedly breached one or more of a series of contracts dated between June 4, 1986, and July 3, 1996.

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Finally, JTI has advised RJR and RJR Tobacco of its view that, under the terms of the 1999 Purchase Agreement, RJR and RJR Tobacco are liable for a roughly $1.7 million judgment entered in 1998, plus interest and costs, in an action filed in Brazil by Lutz Hanneman, a former employee of a former RJR Tobacco subsidiary. RJR and RJR Tobacco deny that they are liable for this judgment under the terms of the 1999 Purchase Agreement.

Although RJR and RJR Tobacco recognize that, under certain circumstances, they may have these and other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJR Tobacco disagree with JTI as to (1) what circumstances relating to any such matters may give rise to indemnification obligations by RJR and RJR Tobacco, and (2) the nature and extent of any such obligation. RJR and RJR Tobacco have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later time.

European Community.    On October 30, 2002, the European Community and ten of its member states filed a complaint in the EDNY against RJR, RJR Tobacco and several currently and formerly related companies. The complaint contains many of the same or similar allegations found in an earlier complaint, now dismissed, filed in August 2001 and also alleges that the defendants, together with certain identified and unidentified persons, engaged in money laundering and other conduct violating civil RICO and a variety of common laws. The complaint also alleges that the defendants manufactured cigarettes that were eventually sold in Iraq in violation of U.S. sanctions. The plaintiffs seek compensatory, punitive and treble damages among other types of relief. This matter has been stayed and largely inactive since November 24, 2009 when, with the court’s permission, the European Community and member states filed and served a second amended complaint. The second amended complaint added 16 member states as plaintiffs and RAI, RJR Tobacco and R. J. Reynolds Global Products Inc., referred to as GPI as defendants. The allegations contained in the second amended complaint are in most respects either identical or similar to those found in the prior complaint, but now add new allegations primarily regarding the activities of RAI, RJR Tobacco and GPI following the B&W business combination. Pursuant to a stipulation and order, the defendants filed a motion to dismiss the plaintiffs’ second amended complaint on February 15, 2010. Oral argument of the motion occurred on October 26, 2010. Supplemental briefs were then filed. Ruling on part of the defendants’ motion to dismiss, on March 8, 2011, the court dismissed the plaintiffs’ RICO claims, and reserved decision as to dismissal of the plaintiffs’ state-law claims. Thereafter, on May 13, 2011, the court granted the remaining portion of the defendants’ motion and dismissed the plaintiffs’ state-law claims based on the court’s lack of subject matter jurisdiction. On May 16, 2011, the clerk of court entered a judgment dismissing the action in its entirety. On June 10, 2011, the plaintiffs filed a notice of appeal with the U.S. Court of Appeals for the Second Circuit, appealing from the May 16, 2011 judgment, as well as the March 8, 2011 and May 13, 2011 orders that respectively resulted in the dismissal of their RICO and state-law claims. Briefing is complete. Oral argument has been scheduled for February 24, 2012.

Star Patent Infringement.    On May 23, 2001, and July 30, 2002, Star Scientific, Inc. filed two patent infringement actions, later consolidated, against RJR Tobacco in the U.S. District Court for the District of Maryland. The consolidated action, known as Star I, involved two patents (U.S. Patent Nos. 6,202,649 and 6,425,401), both entitled “Method of Treating Tobacco to Reduce Nitrosamine Content, and Products Produced Thereby.” Star accused RJR Tobacco of infringing certain claims of these patents during the 2001 and 2002 growing seasons and asked the court to: enter an injunction restraining RJR Tobacco from further acts of infringement; award Star damages, including a reasonable royalty, to compensate for the infringement; increase the damages due to willfulness; award pre-judgment and post-judgment interest and reasonable attorney fees; and order RJR Tobacco to deliver up to the court for destruction all products manufactured from any process that infringes any claim of either patent. RJR Tobacco filed counterclaims seeking a declaration that the asserted claims of Star’s patents are invalid, unenforceable and not infringed by RJR Tobacco. Between January 31 and February 8, 2005, the court held a first bench trial on RJR Tobacco’s affirmative defense and counterclaim based upon inequitable conduct. Additionally, in response to the court’s invitation, RJR Tobacco filed two summary judgment motions in January 2005.

In January 2007, the court granted RJR Tobacco’s motion for summary judgment of invalidity based on indefiniteness. The court granted in part and denied in part, RJR Tobacco’s other summary judgment motion concerning the effective filing date of Star’s patents. In June 2007, the court ruled that Star’s patents are unenforceable due to inequitable conduct by Star and its representatives in the U.S. Patent & Trademark Office, referred to as the PTO, and entered final judgment in favor of RJR Tobacco and against Star. Star filed a notice of appeal with the U.S. Court of Appeals for the Federal Circuit.

In August 2008, the Federal Circuit issued a decision reversing the district court’s rulings against Star and remanded the case to the district court for further proceedings on the issues of validity and infringement. Star updated its reasonable royalty damages calculation to a range of $294.9 million to $362.1 million.

In late 2008, RJR Tobacco petitioned the PTO to reexamine the claims of Star’s patents at issue in Star I based on substantial new questions of patentability. The PTO agreed to reexamine the claims ex parte. The district court decided to move forward with the trial in Star I rather than await the outcome of the reexamination proceedings.

Trial began on May 18, 2009, and on June 16, 2009, the jury returned a verdict in favor of RJR Tobacco on every question put to it. The jury decided that RJR Tobacco had not infringed either of Star’s patents and that the patents were invalid on four independent bases.

Shortly after the start of the Star I jury trial, in May 2009, Star filed a follow-on lawsuit – Star II – in the U.S. District Court for the District of Maryland seeking damages for alleged infringement during the 2003 growing season and beyond of the two Star patents found invalid and not infringed in Star I. The district court stayed Star II pending the outcome of proceedings in Star I, and Star II was administratively closed pending further order of the district court upon the application, by December 31, 2012, of any party.

In November 2009, RJR Tobacco filed a bill of costs (later renewed) seeking reimbursement of its recoverable costs as the prevailing party in Star I, and also filed a motion seeking reimbursement of its attorney fees and excess costs incurred in defending Star I. In December 2009, the district court upheld the jury verdict by denying Star’s combined motion for judgment as a matter of law or new trial. The court entered judgment in RJR Tobacco’s favor and awarded RJR Tobacco all assessable costs. The court deferred proceedings with respect to RJR Tobacco’s motion for attorneys’ fees and excess costs pending final resolution of the reexamination and any appellate proceedings.

On Star’s request and without objection from RJR Tobacco, the district court deferred briefing on RJR Tobacco’s renewed bill of costs until after the resolution of appellate proceedings.

In December 2009, Star filed a notice of appeal in the Federal Circuit from the district court’s final judgment order. On August 26, 2011, the Federal Circuit issued a decision affirming the jury’s finding of non-infringement but reversing, in a split decision, on invalidity. Writing in dissent, Judge Dyk stated that he would affirm the jury’s finding of invalidity based upon indefiniteness.

On September 26, 2011, RJR Tobacco filed a combined petition for panel rehearing and rehearing en banc with the Federal Circuit seeking rehearing on whether Star’s patents at issue are invalid based upon indefiniteness. The Federal Circuit denied RJR Tobacco’s combined petition on November 29, 2011, and the Federal Circuit’s judgment issued as a mandate on December 15, 2011. Star I has now returned to the district court for further proceedings on RJR Tobacco’s bill of cost and motion for attorneys’ fees and excess costs. A status conference occurred on January 24, 2012. Star I and Star II have been stayed and referred to the magistrate judge for mediation purposes.

In the PTO reexamination proceeding, the PTO in March and April 2011 issued ex parte reexamination certificates confirming the patentability of the claims of the Star patents at issue in Star I. The PTO reexamination proceeding did not address the question of whether Star’s patents are invalid based upon indefiniteness.

Other Matters.    In November, 2009, RAI and B&W were served with subpoenas issued by the Office of the Inspector General, U.S. Department of Defense, seeking two broad categories of documents in connection with a civil investigation:

•

documents regarding the sale of U.S. manufactured cigarettes to the Army Air Force Exchange Service and the Navy Exchange Command either directly by the manufacturers or through distributors during the period January 1, 1998 through December 31, 2001; and

•

documents regarding the sale of U.S. manufactured cigarettes by the manufacturers to civilian market customers for resale in non-federal excise tax markets during the periods January 1, 1998 through December 31, 2001 and September 1, 2008 through September 1, 2009.

RAI and RJRT have responded to the subpoenas, including the extent to which the subpoenas seek documents regarding the domestic tobacco operations acquired from B&W in 2004, and believes this matter is now closed.

In May 2011, RJR Tobacco and SFNTC received separate letters from counsel to Walgreen Co. regarding a 60-day notice served on Walgreen by a consumer group alleging violations of California’s Proposition 65. The group claims that Walgreen provided or sold products with containers or wrappers containing insufficient warning in violation of California law. Walgreen believes that RJR Tobacco and SFNTC provided the noticed products, and is requesting that RJR Tobacco and SFNTC pay for Walgreen’s defense, indemnify Walgreen and hold Walgreen harmless from all liability, loss or expense (including legal expense) related to sales of any products covered by the 60-day notice, manufactured or distributed to Walgreen by RJR Tobacco and SFNTC. In June 2011, RJR Tobacco submitted a reply to Walgreen’s counsel, and SFNTC submitted a reply in July 2011. Neither company has received a response from Walgreen’s counsel. RJR Tobacco and SFNTC each believes that it has valid defenses to Walgreen’s claims.

Finally, in the first quarter of 2005, Commonwealth Brands, Inc., referred to as Commonwealth, was served with an individual smoking and health case, Croft v. Akron Gasket in Cuyahoga County, Ohio. Commonwealth requested indemnity from RJR Tobacco pursuant to the Asset Purchase Agreement dated July 24, 1996, between Commonwealth and B&W, referred to as the 1996 Purchase Agreement. As a result of the B&W business combination, RJR Tobacco agreed to indemnify Commonwealth for this claim to the extent, if any, required by the 1996 Purchase Agreement. The scope of the indemnity will be at issue and has not been determined.

Smokeless Tobacco Litigation

As of December 31, 2011, American Snuff Co. was a defendant in six actions brought by individual plaintiffs in West Virginia state court seeking damages in connection with personal injuries allegedly sustained as a result of the usage of American Snuff Co.’s smokeless tobacco products. These actions are pending before the same West Virginia court as the 577 consolidated individual smoker cases against RJR Tobacco, B&W, as RJR Tobacco’s indemnitee, or both. Pursuant to the court’s December 3, 2001, order, the smokeless tobacco claims and defendants remain severed.

Pursuant to a second amended complaint filed in September 2006, American Snuff Co. is a defendant in Vassallo v. United States Tobacco Company, pending in the Eleventh Circuit Court in Miami-Dade County, Florida. The individual plaintiff alleges that he sustained personal injuries, including addiction and cancer, as a result of his use of smokeless tobacco products, allegedly including products manufactured by American Snuff Co. The plaintiff seeks unspecified compensatory and consequential damages in an amount greater than $15,000. There is not a punitive damages demand in this case, though the plaintiff retains the right to seek leave of court to add such a demand later. Discovery is underway.

American Snuff Co. was served with a complaint that was filed in October 2011 in the U.S. District Court for the Northern District of Mississippi, Vertison v. American Snuff Co., LLC. The plaintiff alleges that as a result of her use of the defendants’ smokeless tobacco products, she developed oral cancer. The plaintiff seeks unspecified compensatory and punitive damages. On January 13, 2012, American Snuff Co. filed its answer to the complaint.

Tobacco Buyout Legislation and Related Litigation

In 2004, legislation was passed eliminating the U.S. government’s tobacco production controls and price support program. The buyout of tobacco quota holders provided for in the Fair and Equitable Tobacco Reform Act, referred to as FETRA, is funded by a direct quarterly assessment on every tobacco product manufacturer and importer, on a market-share basis measured on volume to which federal excise tax is applied. The aggregate cost of the buyout to the industry is approximately $9.9 billion, including approximately $9.6 billion payable to quota tobacco holders and growers through industry assessments over ten years and approximately $290 million for the liquidation of quota tobacco stock. As a result of the tobacco buyout legislation, the MSA Phase II obligations established in 1999 continued as scheduled through the end of 2010, but were offset against the tobacco quota buyout obligations. RAI’s operating subsidiaries’ annual expense under FETRA for 2012 and thereafter, excluding the tobacco stock liquidation assessment, is estimated to be approximately $220 million to $240 million.

RAI’s operating subsidiaries recorded the FETRA assessment on a quarterly basis as cost of goods sold. RAI’s operating subsidiaries estimate that their overall share of the buyout will approximate $2.4 billion to $2.8 billion prior to the deduction of permitted offsets under the MSA. In addition, future market pricing could impact the carrying value of inventory, and adversely affect RJR Tobacco’s financial position and results of operations.

As noted above, the MSA Phase II obligations were offset against the tobacco quota buyout obligations. Because growers in two states, Maryland and Pennsylvania, did not participate in the quota system, they are not eligible for payments under FETRA. Given that the assessments paid by tobacco product manufacturers and importers under FETRA fully offset their MSA Phase II payment obligations, the growers in Maryland and Pennsylvania would no longer receive payments under the MSA Phase II program. Thus, the growers in these two states do not receive payments under either FETRA or the MSA Phase II program.

ERISA Litigation

In May 2002, in Tatum v. The R.J.R. Pension Investment Committee of the R. J. Reynolds Tobacco Company Capital Investment Plan, an employee of RJR Tobacco filed a class-action suit in the U.S. District Court for the Middle District of North Carolina, alleging that the defendants, RJR, RJR Tobacco, the RJR Employee Benefits Committee and the RJR Pension Investment Committee, violated the Employee Retirement Income Security Act of 1974, referred to as ERISA. The actions about which the plaintiff complains stem from a decision made in 1999 by RJR Nabisco Holdings Corp., subsequently renamed Nabisco Group Holdings Corp., referred to as NGH, to spin off RJR, thereby separating NGH’s tobacco business and food business. As part of the spin-off, the 401(k) plan for the previously related entities had to be divided into two separate plans for the now separate tobacco and food businesses. The plaintiff contends that the defendants breached their fiduciary duties to participants of the RJR 401(k) plan when the defendants removed the stock funds of the companies involved in the food business, NGH and Nabisco Holdings Corp., referred to as Nabisco, as investment options from the RJR 401(k) plan approximately six months after the spin-off. The plaintiff asserts that a November 1999 amendment (the “1999 Amendment”) that eliminated the NGH and Nabisco funds from the RJR 401(k) plan on January 31, 2000, contained sufficient discretion for the defendants to have retained the NGH and Nabisco funds after January 31, 2000, and that the failure to exercise such discretion was a breach of fiduciary duty. In his complaint, the plaintiff requests, among other things, that the court require the defendants to pay as damages to the RJR 401(k) plan an amount equal to the subsequent appreciation that was purportedly lost as a result of the liquidation of the NGH and Nabisco funds.

In July 2002, the defendants filed a motion to dismiss, which the court granted in December 2003. In December 2004, the U.S. Court of Appeals for the Fourth Circuit reversed the dismissal of the complaint, holding that the 1999 Amendment did contain sufficient discretion for the defendants to have retained the NGH and Nabisco funds as of February 1, 2000, and remanded the case for further proceedings. The court granted the plaintiff leave to file an amended complaint and denied all pending motions as moot. In April 2007, the defendants moved to dismiss the amended complaint. The court granted the motion in part and denied it in part, dismissing all claims against the RJR Employee Benefits Committee and the RJR Pension Investment Committee. The remaining defendants, RJR and RJR Tobacco, filed their answer and affirmative defenses in June 2007. The plaintiff filed a motion for class certification, which the court granted in September 2008. The district court ordered mediation, but no resolution of the case was reached. In September 2008, each of the plaintiffs and the defendants filed motions for summary judgment, and in January 2009, the defendants filed a motion to decertify the class. A second mediation occurred in June 2009, but again no resolution of the case was reached. The district court overruled the motions for summary judgment and the motion to decertify the class.

A non-jury trial was held in January and February 2010. During closing arguments, the plaintiff argued for the first time that certain facts arising at trial showed that the 1999 Amendment was not validly adopted, and then moved to amend his complaint to conform to this evidence at trial. On June 1, 2011, the court granted the plaintiff’s motion to amend his complaint and found that the 1999 Amendment was invalid.

The parties filed their findings of fact and conclusions of law on February 4, 2011. A decision is pending.

Environmental Matters

RAI and its subsidiaries are subject to federal, state and local environmental laws and regulations concerning the discharge, storage, handling and disposal of hazardous or toxic substances. Such laws and regulations provide for significant fines, penalties and liabilities, sometimes without regard to whether the owner or operator of the property knew of, or was responsible for, the release or presence of hazardous or toxic substances. In addition, third parties may make claims against owners or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic substances. In the past, RJR Tobacco has been named a potentially responsible party with third parties under the Comprehensive Environmental Response, Compensation and Liability Act with respect to several superfund sites. RAI and its subsidiaries are not aware of any current environmental matters that are expected to have a material adverse effect on the business, results of operations or financial position of RAI or its subsidiaries.

In September 2009, the U.S. Environmental Protection Agency, referred to as EPA, passed a rule which requires companies to monitor greenhouse gas, referred to as GHG, emissions beginning in January, 2010 and, depending upon the industry in which the particular company operates or the amount of the company’s GHG emissions, report these emissions to EPA on an annual basis, beginning in 2011. Based upon its GHG emission levels, RJR Tobacco submitted the required GHG emissions reports to the EPA pertaining to one of its facilities. RJR Tobacco is fully prepared to make annual submissions in accordance with the EPA’s regulations.

RAI and its operating subsidiaries believe that climate change is an environmental issue primarily driven by carbon dioxide emissions from the use of energy. RAI’s operating subsidiaries are working to reduce carbon dioxide emissions by minimizing the use of energy where cost effective, minimizing waste to landfills and increasing recycling. Climate change is not viewed by RAI’s operating subsidiaries as a significant direct economic risk to their businesses, but rather an indirect risk involving the potential for a longer term general increase in the cost of doing business. Regulatory changes are difficult to predict, but the current regulatory risks to the business of RAI’s operating subsidiaries with respect to climate change are relatively low. Financial impacts will be driven more by the cost of natural gas and electricity. Efforts are made to mitigate the effect of increases in fuel costs directly impacting RAI’s operating subsidiaries by evaluating natural gas usage and market conditions, and occasionally purchasing forward contracts, limited to a three-year period, for natural gas. In addition, RAI’s operating subsidiaries are constantly evaluating electrical energy conservation measures and energy efficient equipment to mitigate impacts of increases in electrical energy costs.

Regulations promulgated by the EPA and other governmental agencies under various statutes have resulted in, and likely will continue to result in, substantial expenditures for pollution control, waste treatment, facility modification and similar activities. RAI and its subsidiaries are engaged in a continuing program to comply with federal, state and local environmental laws and regulations, and dependent upon the probability of occurrence and reasonable estimation of cost, accrue or disclose any material liability. Although it is difficult to reasonably estimate the portion of capital expenditures or other costs attributable to compliance with environmental laws and regulations, RAI does not expect such expenditures or other costs to have a material adverse effect on the business, results of operations or financial position of RAI or its subsidiaries.

Other Contingencies

In connection with the sale of the international tobacco business to JTI, pursuant to the 1999 Purchase Agreement, RJR and RJR Tobacco agreed to indemnify JTI against:

•

any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet;

•

any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR’s or RJR Tobacco’s employee benefit and welfare plans; and

•	any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.

As described above in “— Litigation Affecting the Cigarette Industry — Other Litigation and Developments — JTI Claims for Indemnification,” RJR Tobacco has received claims for indemnification from JTI, and several of these have been resolved. Although RJR and RJR Tobacco recognize that, under certain circumstances, they may have other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJR Tobacco disagree what circumstances described in such claims give rise to any indemnification obligations by RJR and RJR Tobacco and the nature and extent of any such obligation. RJR and RJR Tobacco have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later date.

RJR Tobacco, SFNTC and American Snuff Co. have entered into agreements to indemnify certain distributors and retailers from liability and related defense costs arising out of the sale or distribution of their products. Additionally, Santa Fe has entered into an agreement to indemnify a supplier from liability and related defense costs arising out of the sale or use of Santa Fe’s products. The cost has been, and is expected to be, insignificant. RJR Tobacco, Santa Fe and American Snuff Co. believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.

Except as otherwise noted above, RAI is not able to estimate the maximum potential amount of future payments, if any, related to these indemnification obligations.

Lease Commitments

RAI has operating lease agreements that are primarily for office space, automobiles, warehouse space and computer equipment. The majority of these leases expire within the next five years and some contain renewal or purchase options and escalation clauses or restrictions relating to subleases. Total rent expense was $18 million, $20 million and $20 million for 2011, 2010 and 2009, respectively.

Future minimum lease payments as of December 31, 2011 were as follows:

Noncancellable Operating Leases
2012	$20
2013	18
2014	15
2015	9
2016	4

Total	$66

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

Note 14 — Shareholders’ Equity

RAI’s authorized capital stock at December 31, 2011 and 2010, consisted of 100 million shares of preferred stock, par value $.01 per share, and 1.6 billion shares of common stock, par value $.0001 per share. Four million shares of the preferred stock are designated as Series A Junior Participating Preferred Stock, none of which is issued or outstanding. The Series A Junior Participating Preferred Stock will rank junior as to dividends and upon liquidation to all other series of RAI preferred stock, unless specified otherwise. Also, of the preferred stock, one million shares are designated as Series B Preferred Stock, all of which are issued and outstanding. The Series B Preferred Stock ranks senior upon liquidation, but not with respect to dividends, to all other series of RAI capital stock, unless specified otherwise. As a part of the B&W business combination, RJR is the holder of the outstanding Series B Preferred Stock. In each of 2011, 2010 and 2009, RAI declared $43 million in dividends to RJR with respect to the Series B Preferred Stock.

In 2004, RAI’s board of directors adopted a shareholder rights plan, pursuant to which RAI declared a dividend of one preferred stock purchase right on each share of RAI common stock outstanding on July 30, 2004. The board also authorized the issuance of rights for each share of RAI common stock issued after the dividend record date, until the occurrence of certain specified events. By virtue of RAI’s two-for-one stock split in both 2006 and 2010, the number of rights associated with each share of RAI common stock is .25. The rights will expire on July 30, 2014, unless earlier redeemed, exercised or exchanged under the terms of the rights plan.

The rights are not exercisable until a distribution date that is the earlier of:

•

ten days following an announcement that a person or group, other than BAT and its subsidiaries, except in certain circumstances, has acquired beneficial ownership of at least 15% of RAI common stock, and

•	ten business days, or such later date as may be determined by the board, following the announcement of a tender offer which would result in a person becoming an acquiring person.

If the acquiring person or tender offeror is BAT or one of its subsidiaries, then the foregoing 15% threshold is subject to adjustment. The rights are initially exercisable for 1/100th of a share of RAI’s Series A Junior Participating Preferred Stock at a purchase price of $130, subject to adjustment. Each fractional share of such preferred stock would give the holder approximately the same dividend, voting and liquidation rights as does one share of RAI common stock. Until the distribution date, the rights will be evidenced by RAI common stock certificates and trade with such shares. Upon the occurrence of certain events after the distribution date, holders of rights, other than the acquiring person, will be entitled to receive upon exercise of the right, in lieu of shares of preferred stock, RAI common stock or common stock of the acquiring corporation having in either case a market value of two times the exercise price of the right.

RAI’s board of directors declared the following quarterly cash dividends per share of RAI common stock in 2011, 2010 and 2009:

	2011	2010	2009
First	$0.53	$0.45	$0.425
Second	$0.53	$0.45	$0.425
Third	$0.53	$0.45	$0.425
Fourth	$0.56	$0.49	$0.450

On November 14, 2011, the board of directors of RAI authorized the repurchase, from time to time on or before mid-2014, of up to $2.5 billion of outstanding shares of RAI common stock in open-market or privately negotiated transactions. The repurchases are subject to prevailing market and business conditions, and the program may be terminated or suspended at any time. In connection with the share repurchase program, RAI and B&W entered into an agreement, pursuant to which B&W has agreed to participate in the repurchase program on a basis approximately proportionate with B&W’s 42% ownership of RAI’s common stock. RAI, B&W and BAT also entered into Amendment No. 3 to the governance agreement, pursuant to which RAI has agreed that, so long as B&W’s ownership interest has not dropped below 25%, if RAI issues shares of its common stock or any other RAI equity security to certain designated persons, including its directors, officers or employees, then RAI will repurchase a number of shares of outstanding RAI common stock so that the number of outstanding shares of RAI common stock are not increased, and B&W’s ownership interest is not decreased, by such issuance after taking into account such repurchase. In addition, RAI repurchases shares of its common stock forfeited with respect to the tax liability associated with certain stock option exercises and vesting of restricted stock grants under the RAI Long-Term Incentive Plan, referred to as the LTIP.

Due to RAI’s incorporation in North Carolina, which does not recognize treasury shares, the shares repurchased are cancelled at the time of repurchase. As of December 31, 2011, RAI had repurchased and cancelled 6,776,637 shares of RAI common stock for $276 million under the above share repurchase program.

Additionally, during 2011, at a cost of $6 million, RAI purchased 162,257 shares that were forfeited with respect to tax liabilities associated with restricted stock vesting under its LTIP.

Changes in RAI common stock outstanding were as follows:

	2011	2010	2009
Shares outstanding at beginning of year	583,043,872	582,848,102	582,901,524
LTIP shares forfeited	(433)	(7,501)	(55,420)
LTIP tax shares repurchased and cancelled	(162,257)	(185,257)	(308,882)
Shares repurchased and cancelled	(6,776,637)	—	—
Stock options exercised	—	362,284	245,280
Equity incentive award plan shares issued	30,654	26,244	65,600

Shares outstanding at end of year	576,135,199	583,043,872	582,848,102

Stock Plans	12 Months Ended
Dec. 31, 2011
Stock Plans [Abstract]
Stock Plans

Note 15 — Stock Plans

As of December 31, 2011, RAI had two stock plans, the Equity Incentive Award Plan for Directors of RAI, referred to as the EIAP, and the Reynolds American Inc. 2009 Omnibus Incentive Compensation Plan, referred to as the Omnibus Plan.

Under the EIAP, RAI currently provides (1) grants of deferred stock units to eligible directors upon becoming a director or, provided the director did not receive an initial award upon his/her election to the board, upon appointment to the position of Non-Executive Chairman and (2) grants of deferred stock units to eligible directors on a quarterly and annual basis thereafter. Directors may elect to receive shares of common stock in lieu of their initial and annual grants of deferred stock units. A maximum of 2,000,000 shares of common stock may be issued under this plan, of which 1,112,305 shares were available for grant as of December 31, 2011. Deferred stock units granted under the EIAP have a value equal to, and bear dividend equivalents at the same rate as, one share of RAI common stock, and have no voting rights. The dividends are paid as additional units in an amount equal to the number of shares of RAI common stock that could be purchased with the dividends on the date of payment. Generally, distribution of a director’s deferred stock units will be made on January 2 following his or her last year of service on the board; however, for all grants made under the EIAP after December 31, 2007, a director may elect to receive his or her deferred stock units on the later of January 2 of a specified year or January 2 following his or her last year of service on the board. At the election of a director, distribution may be made in one lump sum or in up to ten annual installments. A director is paid in cash for the units granted quarterly and in common stock for the units granted initially and annually, unless the director elects to receive cash for the initial and annual grants. Cash payments are based on the average closing price of RAI common stock during December of the year preceding payment. Compensation expense related to the EIAP was $5 million during 2011, $4 million during 2010 and $3 million during 2009.

In 2009, the shareholders of RAI approved the Omnibus Plan. Awards to key employees under the Omnibus Plan may be in the form of cash awards, incentive or non-incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units or other awards. Subject to adjustments as set forth in the Omnibus Plan, the number of shares of RAI common stock that may be issued with respect to awards under the Omnibus Plan will not exceed 38,000,000 shares in the aggregate. The Omnibus Plan replaced the LTIP, which expired in 2009. The outstanding grants made under the LTIP prior to its expiration will remain outstanding in accordance with their terms. Upon retirement, a holder’s grant under the Omnibus Plan or LTIP generally vests on a pro rata basis for the portion of the vesting service period that has elapsed, thereby maintaining an appropriate approximation of forfeitures related to retirement.

Information regarding stock-based awards outstanding as of December 31, 2011, was as follows:

Grant Year	Plan	Number of Shares Granted	Grant Price	Type	Vesting Date	Number of Shares Cancelled	Number of Shares Vested
2009	LTIP	2,764,486	$16.550	Restricted Stock Units	March 2, 2012	448,475	—
2010	Omnibus	1,980,166	$26.620	Restricted Stock Units	March 1, 2013	353,655	—
2010	Omnibus	8,422	$27.655	Restricted Stock Units	March 1, 2013	5,704	—
2010	Omnibus	2,758	$29.425	Restricted Stock Units	March 1, 2013	—	—
2011	Omnibus	1,561,331	$33.990	Restricted Stock Units	March 1, 2014	102,474	—
2011	Omnibus	3,874	$39.590	Restricted Stock Units	March 1, 2014	—	—

The grant date fair value was based on the per share closing price of RAI common stock on the date of grant. The actual number of shares granted is fixed. The grants are accounted for as equity-based and compensation expense includes the vesting period elapsed.

The restricted stock unit grants will be settled exclusively in shares of RAI common stock. Upon settlement, each grantee will receive a number of shares of RAI’s common stock equal to the product of the number of vested units and a percentage up to 150% based on the average RAI annual incentive award plan score over the three-year period ending on December 31 of the year prior to the vesting date.

Dividends paid on shares of RAI common stock will accumulate on the restricted stock units and be paid to the grantee on the vesting date. If RAI fails to pay its shareholders cumulative dividends of at least $5.10 per share for the three-year performance period ending December 31, 2011 (in the case of the 2009 restricted stock unit grants), $5.40 per share for the three-year performance period ending December 31, 2012 (in the case of the 2010 restricted stock unit grants), or $6.36 per share for the three-year performance period ending December 31, 2013 (in the case of the 2011 restricted stock unit grants), then each award will be reduced by an amount equal to three times the percentage of the dividend underpayment, up to a maximum reduction of 50%. Dividends accrued on the 2009 grants are included in current liabilities and the dividends accrued on the 2010 and 2011 grants are included in other noncurrent liabilities in the consolidated balance sheet as of December 31, 2011.

The changes in restricted RAI common stock and restricted stock units during 2011 were as follows:

	Stock and Stock Units	Weighted Average Grant Date Fair Value
Outstanding at beginning of year	4,845,861	$21.87
Granted	1,565,205	34.00
Forfeited	(544,032)	24.93
Vested	(456,305)	30.94

Outstanding at end of year	5,410,729	24.30

Total compensation expense related to stock-based compensation and the related tax benefits recognized in selling, general and administrative expenses in the consolidated statements of income were as follows:

Grant/Type	2011	2010	2009
2006 restricted stock	$—	$—	$(2)
2007 restricted stock and performance shares	—	1	5
2008 restricted stock	1	5	5
2009 restricted stock units	12	16	14
2010 restricted stock units	12	15	—
2011 restricted stock units	13	—	—

Total compensation expense	$38	$37	$22

Total related tax benefits	$13	$13	$8

Cash payments related to stock-based compensation were $19 million and $16 million for the years ended 2010 and 2009, respectively.

The amounts related to the 2008 and 2009 LTIP restricted stock unit grants and the 2010 and 2011 Omnibus restricted stock unit grants were included in the consolidated balance sheets as of December 31 as follows:

	2011	2010
Other current liabilities	$15	$—
Other noncurrent liabilities	10	14
Paid-in capital	81	58

As of December 31, 2011, there were $55 million of unrecognized compensation costs related to restricted stock units, calculated at the grant-date price, which are expected to be recognized over a weighted-average period of 1.83 years.

There were 40,000 stock options granted under the EIAP and outstanding at December 31, 2011, all of which were exercisable on such date at a per share exercise price of $17.45 with a remaining contractual life of 0.4 years.

RAI has a policy of issuing new shares of common stock to satisfy share option exercises. The changes in RAI’s stock options during 2011, 2010 and 2009 were as follows:

	2011		2010		2009
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding at beginning of year	40,000	$17.45	485,468	$7.64	776,348	$7.38
Expired	—	—	(83,184)	6.63	—	—
Exercised	—	—	(362,284)	6.78	(290,880)	6.95

Outstanding at end of year	40,000	17.45	40,000	17.45	485,468	7.64

Exercisable at end of year	40,000	17.45	40,000	17.45	485,468	7.64

The intrinsic value of options exercised was $7 million and $4 million for the years ended December 31, 2010 and 2009, respectively. The aggregate intrinsic value of fully vested outstanding and exercisable options at December 31, 2011, was $1 million.

Cash proceeds related to stock options exercised and excess tax benefits related to stock-based compensation were as follows:

	2011	2010	2009
Proceeds from exercise of stock options	$—	$2	$2
Excess tax benefits from stock-based compensation	1	2	2

Equity compensation plan information as of December 31, 2011, was as follows:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved by Security Holders	8,116,094	(2)	$—	33,357,923
Equity Compensation Plans Not Approved by Security Holders (1)	40,000		17.45	1,112,305

Total	8,156,094	(2)	17.45	34,470,228

(1)	The EIAP was approved by RJR’s sole shareholder, NGH, prior to RJR’s spin-off on June 15, 1999.

(2)

Consists of restricted stock units. These restricted stock units represent the maximum number, 150%, of shares to be awarded under the best-case targets that may not be achieved, and accordingly, may overstate expected dilution.

Retirement Benefits	12 Months Ended
Dec. 31, 2011
Retirement Benefits [Abstract]
Retirement Benefits

Note 16 — Retirement Benefits

RAI and certain of its subsidiaries sponsor a number of non-contributory defined benefit pension plans covering most of their employees, and also provide certain health and life insurance benefits for most of their retired employees and their dependents. These benefits are generally no longer provided to employees hired on or after January 1, 2004.

The changes in benefit obligations and plan assets, as well as the funded status of these plans at December 31 were as follows:

	Pension Benefits		Postretirement Benefits
	2011	2010	2011	2010
Change in benefit obligation:
Obligation at beginning of year	$5,529	$5,270	$1,436	$1,351
Service cost	26	29	3	4
Interest cost	300	319	75	80
Actuarial loss	320	324	59	148
Plan amendments	—	—	(45)	(51)
Benefits paid	(397)	(410)	(94)	(97)
Settlements	(9)	—	—	—
Curtailment	—	(3)	—	1
One-time cost	(3)	—	—	—

Obligation at end of year	$5,766	$5,529	$1,434	$1,436

Change in plan assets:
Fair value of plan assets at beginning of year	$4,934	$4,054	$270	$270
Actual return on plan assets	362	479	1	31
Employer contributions	220	811	78	66
Benefits paid	(397)	(410)	(94)	(97)
Settlements	(9)	—	—	—

Fair value of plan assets at end of year	$5,110	$4,934	$255	$270

Funded status	$(656)	$(595)	$(1,179)	$(1,166)

Amounts recognized in the consolidated balance sheets consist of:
Noncurrent assets — other assets and deferred charges	7	3	—	—
Accrued benefit — other current liability	(9)	(18)	(74)	(78)
Accrued benefit — long-term retirement benefits	(654)	(580)	(1,105)	(1,088)

Net amount recognized	(656)	(595)	(1,179)	(1,166)
Accumulated other comprehensive loss	596	382	2	(23)

Net amounts recognized in the consolidated balance sheets	$(60)	$(213)	$(1,177)	$(1,189)

Amounts included in accumulated other comprehensive loss were as follows as of December 31:

	2011			2010
	Pension Benefits	Postretirement Benefits	Total	Pension Benefits	Postretirement Benefits	Total
Prior service cost (credit)	$26	$(135)	$(109)	$30	$(119)	$(89)
Net actuarial loss	570	137	707	352	96	448
Deferred income taxes	(245)	(23)	(268)	(160)	(13)	(173)

Accumulated other comprehensive loss	$351	$(21)	$330	$222	$(36)	$186

Changes in accumulated other comprehensive loss were as follows:

	2011			2010
	Pension Benefits	Postretirement Benefits	Total	Pension Benefits	Postretirement Benefits	Total
Prior service credit	$—	$(45)	$(45)	$—	$(51)	$(51)
Net actuarial loss	331	76	407	185	136	321
Amortization of prior service cost (credit)	(4)	29	25	(4)	24	20
One-time cost	(3)	—	(3)	—	—	—
MTM adjustment	(110)	(35)	(145)	(3)	(107)	(110)
Deferred income tax expense	(85)	(10)	(95)	(72)	(30)	(102)

Change in accumulated other comprehensive loss	$129	$15	$144	$106	$(28)	$78

The prior service credit in postretirement benefits in 2011 reflects the adoption of plan amendments resulting from workforce changes and plan design changes to conform with standard Medicare Part D market place offerings. The prior service credit in postretirement benefits in 2010 reflects a reduction in benefits paid for prescription drugs in the Medicare Part D coverage gap in order to take advantage of pharmaceutical rebates beginning in 2011 under health care reform and workforce changes.

In March 2010, the Patient Protection and Affordable Care Act, referred to as the PPACA, as amended by the Health Care and Reconciliation Act of 2010, was signed into law. The PPACA mandates health care reforms with staggered effective dates from 2010 to 2018. The additional postretirement liability resulting from the material impacts of the PPACA have been included in the accumulated postretirement benefit obligation at December 31, 2011. Given the complexity of the PPACA and the extended time period in which implementation is expected to occur, further adjustments to the accumulated postretirement benefit obligation may be necessary in the future.

	Pension Benefits		Postretirement
	2011	2010	2011	2010
Weighted-average assumptions used to determine benefit obligations at December 31:
Discount rate	5.00%	5.66%	4.84%	5.52%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%

The measurement date used for all plans was December 31.

The accumulated benefit obligation, which represents benefits earned to date, for all pension plans was $5,660 million and $5,410 million for the years ended December 31, 2011 and 2010, respectively.

Pension plans experiencing accumulated benefit obligations, which represent benefits earned to date, in excess of plan assets are summarized below:

	December 31,
	2011	2010
Projected benefit obligation	$5,737	$5,499
Accumulated benefit obligation	5,630	5,380
Plan assets	5,074	4,901

The components of the total benefit cost and assumptions are set forth below:

	Pension Benefits			Postretirement Benefits
	2011	2010	2009	2011	2010	2009
Components of total benefit cost:
Service cost	$26	$29	$31	$3	$4	$4
Interest cost	300	319	319	75	80	80
Expected return on plan assets	(373)	(343)	(264)	(18)	(18)	(16)
Amortization of prior service cost (credit)	4	4	4	(29)	(24)	(24)
MTM adjustment	110	3	14	35	107	35
Curtailment	—	—	—	—	1	—
Special termination benefits	—	—	8	—	—	—
Settlements	—	—	1	—	—	—

Total benefit cost	$67	$12	$113	$66	$150	$79

RAI incurred special termination benefits due to changes in the organizational structure of RJR Tobacco and settlements due to early retirements under non-qualified pension plans. See note 5 for additional information regarding the restructuring.

The estimated prior service cost for pension plans that is expected to be amortized from accumulated other comprehensive loss into net periodic benefit cost during 2012 is $4 million. The estimated prior service credit for the postretirement plans that is expected to be amortized from accumulated other comprehensive loss into net postretirement health-care costs during 2012 is $21 million.

	Pension Benefits			Postretirement Benefits
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	5.66%	6.30%	6.40%	5.52%	6.20%	6.39%
Expected long-term return on plan assets	7.73%	8.24%	8.24%	7.00%	7.00%	6.80%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

RAI generally uses a hypothetical bond matching analysis to determine the discount rate. The discount rate modeling process involves selecting a portfolio of high quality corporate bonds whose cash flows, via coupons and maturities, match the projected cash flows of the obligations.

The overall expected long-term rate of return on assets assumptions for pension and postretirement assets are based on: (1) the target asset allocation for plan assets, (2) long-term capital markets forecasts for asset classes employed, and (3) excess return expectations of active management to the extent asset classes are actively managed.

For purposes of calculating the expected return on plan assets, RAI no longer uses an averaging technique for the market related value of plan assets, but instead uses the actual fair value of assets permitted under GAAP. In 2011, the combination of an increase in the fair value of plan assets, offset by a lower discount rate, resulted in an unfavorable change in funded status and a charge to accumulated other comprehensive loss. In 2010, the combination of an increase in the fair value of plan assets and lower prior services costs, offset by a lower discount rate, resulted in a favorable change in funded status and a charge to accumulated other comprehensive loss.

Plan assets are invested using active investment strategies and multiple investment management firms. Managers within each asset class cover a range of investment styles and approaches and are combined in a way that controls for capitalization, style biases, and interest rate exposures, while focusing primarily on security selection as a means to add value. Risk is controlled through diversification among asset classes, managers, styles and securities. Risk is further controlled both at the manager and asset class level by assigning excess return and tracking error targets against related benchmark indices. Investment manager performance is evaluated against these targets.

In 2010, RAI adopted a risk mitigating strategy which seeks to balance pension plan returns with a reasonable level of funded status volatility. Based on this framework, the asset allocation has two primary components. The first component is the “hedging portfolio,” which uses extended duration fixed income holdings and derivatives to match a portion of the interest rate risk associated with the benefit obligations, thereby reducing expected funded status volatility. The second component is the “return seeking portfolio,” which is designed to enhance portfolio returns. The return seeking portfolio is broadly diversified across asset classes.

Allowable investment types include domestic equity, international equity, global equity, fixed income, real estate, private equity, hedge funds, global tactical asset allocation and commodities. The range of allowable investment types utilized for pension assets provides enhanced returns and more widely diversifies the plan. Domestic equities are composed of common stocks of large, medium and small companies. International equities include equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-U.S. companies. Global equities include a combination of both U.S. and non-U.S. securities. Fixed income includes corporate debt obligations, fixed income securities issued or guaranteed by the U.S. government, and to a lesser extent by non-U.S. governments, mortgage backed securities, and dollar-denominated obligations issued in the United States by non-U.S. banks and corporations. Up to 15% of the fixed income assets can be in debt securities that are below investment grade. Real estate consists of publicly traded real estate investment trust securities and private real estate investments. Private equity consists of the unregistered securities of private and public companies. Hedge fund investments are diversified portfolios utilizing multiple strategies that invest primarily in public securities, including equities and fixed income. Global tactical asset allocation strategies evaluate relative value within and across asset categories and overweight the attractive markets/assets while simultaneously underweighting less attractive markets/assets. Once funded, commodities will utilize futures contracts to invest in a variety of energy, metal and agricultural goods.

For pension assets, futures and forward contracts are used for portfolio rebalancing and to approach fully invested portfolio positions. Otherwise, a small number of investment managers employ limited use of derivatives, including futures contracts, options on futures, forward contracts and interest rate swaps in place of direct investment in securities to gain efficient exposure to markets.

RAI’s pension and postretirement plans weighted-average asset allocations at December 31, 2011 and 2010, by asset category were as follows:

	Pension Plans
	2011 Target(1)	2011	2010 Target(1)	2010
Asset Category:
Domestic equities	9%	11%	27%	28%
International equities	11%	13%	13%	12%
Global equities	9%	6%	5%	7%
Fixed income	53%	55%	40%	38%
High yield fixed income	3%	3%	2%	3%
Hedge funds	4%	5%	7%	6%
Private equity	1%	1%	2%	1%
Real estate	4%	4%	2%	3%
Global tactical asset allocation	2%	2%	2%	2%
Commodities (2)	4%	—%	—%	—%

Total	100%	100%	100%	100%

(1)	Allows for a rebalancing range of up to 5 percentage points around target asset allocations.

(2)	Commodities were approved in December 2011 and are expected to be funded in 2012.

	Postretirement Plans
	2011 Target(1)	2011	2010 Target(1)	2010
Asset Category:
Domestic equities	21%	21%	42%	43%
International equities	21%	19%	16%	16%
Fixed income	58%	57%	39%	36%
Hedge funds	—%	—%	1%	1%
Cash and other	—%	3%	2%	4%

Total	100%	100%	100%	100%

(1)	Allows for a rebalancing range of up to 5 percentage points around target asset allocations.

RAI’s pension and postretirement plan assets, excluding uninvested cash and unsettled trades, carried at fair value on a recurring basis as of December 31, 2011, were as follows(1) :

Pension Plans	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$765	$247	$—	$1,012
International equities	118	401	—	519
Global equities	322	—	—	322
Fixed income	40	2,082	36	2,158
High yield fixed income	—	144	—	144
Hedge funds	—	—	249	249
Private equity	—	—	46	46
Real estate	35	—	161	196
Global tactical asset allocation	—	91	—	91
Other	1	77	2	80

Total	$1,281	$3,042	$494	$4,817

Postretirement Plans	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$—	$54	$—	$54
International equities	—	48	—	48
Fixed income	15	129	—	144
Other	—	6	—	6

Total	$15	$237	$—	$252

(1)	See note 1 for additional information on the fair value hierarchy.

RAI’s pension and postretirement plan assets carried at fair value on a recurring basis as of December 31, 2010, were as follows(1):

Pension Plans	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$781	$246	$—	$1,027
International equities	126	468	—	594
Global equities	351	1	—	352
Fixed income	34	1,542	55	1,631
High yield fixed income	—	136	—	136
Hedge funds	—	2	274	276
Private equity	—	3	45	48
Real estate	46	20	90	156
Global tactical asset allocation	—	98	—	98
Other	4	564	3	571

Total	$1,342	$3,080	$467	$4,889

Postretirement Plans	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$—	$115	$—	$115
International equities	—	44	—	44
Fixed income	1	95	—	96
Hedge funds	—	—	1	1
Real estate and other	—	14	—	14

Total	$1	$268	$1	$270

(1)	See note 1 for additional information on the fair value hierarchy.

Transfers of pension and postretirement plan assets in and out of Level 3 during 2011, by asset category were as follows:

	Balance as of January 1, 2011	Purchases, Sales, Issuances and Settlements (net)	Realized Gains	Unrealized Gains (Losses)	Transferred From Other Levels(1)	Balance as of December 31, 2011
Fixed income	$55	$(24)	$11	$(8)	$2	$36
Hedge funds	275	(19)	47	(54)	—	249
Private equity	45	(4)	4	1	—	46
Real estate	90	54	1	16	—	161
Other	3	—	(1)	—	—	2

Total	$468	$7	$62	$(45)	$2	$494

(1)	Transfers in and out of Level 3 occur using the fair value at the beginning of the period.

Transfers of pension and postretirement plan assets in and out of Level 3 during 2010, by asset category were as follows:

	Balance as of January 1, 2010	Purchases, Sales, Issuances and Settlements (net)	Realized Gains	Unrealized Gains (Losses)	Transferred From Other Levels	Balance as of December 31, 2010
Fixed income	$96	$(54)	$18	$(5)	$—	$55
Hedge funds	291	(33)	15	2	—	275
Private equity	43	(3)	1	4	—	45
Real estate	31	52	—	7	—	90
Other	3	—	—	—	—	3

Total	$464	$(38)	$34	$8	$—	$468

The fair value of pension and postretirement assets classified as fixed income and certain of those classified as real estate and hedge funds, classified as Level 3, was determined primarily using an income approach. This approach utilized the net asset value of the underlying investment fund adjusted for restrictions or illiquidity of the disposition of the interest, valuations provided by the fund’s cash flows, and the rights and obligations of the ownership interest of the fund.

The fair value of pension and postretirement assets classified as private equity and certain of those classified as real estate and hedge funds, classified as Level 3, was determined primarily using an income approach. The fair value was determined by qualified appraisers utilizing observable and unobservable data, including comparable transactions, the fair value of the underlying assets, discount rates, restrictions on disposing interests in the investment’s cash flows and other entity specific risk factors.

The fair value of pension and postretirement assets classified as other, classified as Level 3, was determined primarily using an income approach that utilized cash flow models and benchmarking strategies. This approach utilized observable inputs, including market-based interest rate curves, corporate credit spreads and corporate ratings. Additionally, unobservable factors incorporated into these models included default probability assumptions, potential recovery and discount rates.

Additional information relating to RAI’s significant postretirement plans is as follows:

	2011	2010
Weighted-average health-care cost trend rate assumed for the following year	12.94%	15.18%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2018	2018

Assumed health-care cost trend rates have a significant effect on the amounts reported for the health-care plans. A one-percentage-point change in assumed health-care cost trend rates would have had the following effects at December 31, 2011:

	1-Percentage Point Increase	1-Percentage Point Decrease
Effect on total of service and interest cost components	$4	$(4)
Effect on benefit obligation	75	(65)

During 2012, RAI expects to contribute approximately $309 million to its pension plans and expects payments related to its postretirement plans to be $70 million.

Estimated future benefits payments:

		Postretirement Benefits
Year	Pension Benefits	Gross Projected Benefit Payments Before Medicare Part D Subsidies	Expected Medicare Part D Subsidies	Net Projected Benefit Payments After Medicare Part D Subsidies
2012	$407	$109	$3	$106
2013	399	112	3	109
2014	395	113	4	109
2015	395	112	4	108
2016	397	111	4	107
2017-2021	1,951	530	26	504

RAI sponsors qualified defined contribution plans. The expense related to these plans was $37 million, $39 million and $40 million, in 2011, 2010 and 2009, respectively. Included in the plans is a non-leveraged employee stock ownership plan, which holds shares of the Reynolds Stock Fund. Participants can elect to contribute to the fund. Dividends paid on shares are reflected as a reduction of equity. All shares are considered outstanding for earnings per share computations.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information

Note 17 — Segment Information

RAI’s reportable operating segments are RJR Tobacco, American Snuff and Santa Fe. The RJR Tobacco segment consists of the primary operations of R. J. Reynolds Tobacco Company. The American Snuff segment consists of the primary operations of American Snuff Co. and, prior to its sale, Lane. During the fourth quarter of 2011, RAI elected to begin reporting the Santa Fe segment, which includes the primary operations of SFNTC. RAI has retrospectively revised segment disclosures for all periods presented. Although the operations and results of Santa Fe currently do not meet the quantitative criteria to be required to be reported, RAI management believes that reporting this segment is important to the financial statement user for additional understanding and transparency with respect to the aggregate operations and results of RAI’s subsidiaries that produce and market cigarettes in the U.S. Niconovum AB, among other RAI subsidiaries, is included in All Other. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of RAI.

RAI’s largest reportable operating segment, RJR Tobacco, is the second largest cigarette manufacturer in the United States. RJR Tobacco’s brands include many of the best-selling cigarettes in the United States: CAMEL, PALL MALL, WINSTON, KOOL, DORAL and SALEM. Those brands, and its other brands, including MISTY and CAPRI, are manufactured in a variety of styles and marketed in the United States. As part of its total tobacco strategy, RJR Tobacco also offers two types of smoke-free tobacco products, CAMEL Snus, and in certain lead markets, CAMEL Dissolvables. RJR Tobacco also manages contract manufacturing of cigarette and tobacco products through arrangements with BAT affiliates, and manages the export of tobacco products to certain U.S. territories, U.S. duty-free shops and U.S. overseas military bases.

American Snuff, is the second largest smokeless tobacco products manufacturer in the United States. American Snuff’s primary brands include its largest selling moist snuff brands, GRIZZLY and KODIAK.

Santa Fe manufactures and markets cigarettes and other tobacco products under the NATURAL AMERICAN SPIRIT brand, as well as manages RJR Tobacco’s super premium cigarette brands, DUNHILL and STATE EXPRESS 555, which are licensed from BAT.

RAI’s operating subsidiaries’ sales to foreign countries, primarily to related parties, for the years ended December 31, 2011, 2010 and 2009 were $610 million, $525 million and $548 million, respectively. Intersegment revenues and items below the operating income line of the consolidated statements of income are not presented by segment, since they are excluded from the measure of segment profitability reviewed by RAI’s chief operating decision maker. Additionally, information about total assets by segment is not reviewed by RAI’s chief operating decision maker and therefore is not disclosed.

Segment Data:

	2011	2010(3)	2009(3)
Net sales:
RJR Tobacco	$7,317	$7,368	$7,354
American Snuff	648	719	673
Santa Fe	416	338	269
All Other	160	126	123

Consolidated net sales	$8,541	$8,551	$8,419

Operating income:
RJR Tobacco	$1,958	$2,096	$1,493
American Snuff	331	320	276
Santa Fe	186	123	86
All Other	18	(14)	14
Corporate expense	(94)	(93)	(106)

Consolidated operating income	$2,399	$2,432	$1,763

Cash capital expenditures:
RJR Tobacco	$55	$52	$55
American Snuff	106	104	75
Santa Fe	7	2	7
All Other	22	16	4

Consolidated capital expenditures	$190	$174	$141

Depreciation and amortization expense:
RJR Tobacco	$110	$119	$123
American Snuff	17	17	13
Santa Fe	5	7	6
All Other	6	8	2

Consolidated depreciation and amortization expense	$138	$151	$144

Reconciliation to income from continuing operations before income taxes:
Operating income (1)(2)	$2,399	$2,432	$1,763
Interest and debt expense	221	232	251
Interest income	(11)	(12)	(19)
Other expense, net	3	7	9

Income from continuing operations before income taxes	$2,186	$2,205	$1,522

(1)	Includes restructuring and/or asset impairment charges of $38 million and $56 million for the years ended December 31, 2010 and 2009, respectively.

(2)	Includes trademark and/or goodwill impairment charges of $48 million, $32 million and $567 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(3)	Revised financial data for 2010 and 2009 to reflect RAI’s elective change in accounting for pension and postretirement benefits. See note 1 to consolidated financial statements.

Sales made to McLane Company, Inc., a distributor, comprised approximately 27% of RAI’s revenue in each of 2011, 2010 and 2009. McLane Company, Inc. is a customer in all segments. No other customer accounted for 10% or more of RAI’s revenue during those periods.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

Note 18 — Related Party Transactions

RAI and its operating subsidiaries engage in transactions with affiliates of BAT, which owns approximately 42% of RAI’s outstanding common stock. The following is a summary of balances and transactions with such BAT affiliates as of and for the years ended December 31:

Balances:

	2011	2010
Accounts receivable	$67	$48
Accounts payable	2	4
Deferred revenue	42	53

Significant transactions:

	2011	2010	2009
Net sales	$479	$381	$404
Purchases	11	12	16
RAI common stock purchases from B&W	114	—	—
Research and development services billings	5	4	2

RAI’s operating subsidiaries sell contract-manufactured cigarettes and processed strip leaf to BAT affiliates. Pricing for contract manufactured cigarettes is based on negotiated cost, plus 10%, adjusted for contract years 2011 through 2014 with prices increasing or decreasing by a multiple equal to changes in the Producer Price Index, reported by the U.S. Bureau of Labor Statistics. Net sales to BAT affiliates, primarily cigarettes, represented approximately 6.0%, 4.0% and 5.0% of RAI’s total net sales in 2011, 2010 and 2009, respectively.

RJR Tobacco recorded deferred sales revenue relating to leaf sold to BAT affiliates that had not been delivered as of December 31, in each of 2011, 2010 and 2009, given that RJR Tobacco has a legal right to bill the BAT affiliates. Leaf sales revenue to BAT affiliates is recognized when the product is shipped to the customer.

RJR Tobacco performs certain research and development for BAT affiliates pursuant to a joint technology sharing agreement entered into as a part of the B&W business combination. These services were accrued and billed to BAT affiliates and were recorded in RJR Tobacco’s selling, general and administrative expenses, net of associated costs.

RAI’s operating subsidiaries also purchase unprocessed leaf at market prices, and import cigarettes at prices not to exceed manufacturing costs plus 10%, from BAT affiliates.

In connection with RAI’s share repurchase program, RAI and B&W entered into an agreement on November 14, 2011, pursuant to which B&W agreed to participate in the repurchase program on a basis approximately proportionate with B&W’s 42% ownership of RAI common stock. Under this agreement, RAI repurchased 2,806,637 shares of RAI common stock from B&W during 2011.

A member of the board of directors of RAI is also the president and chief executive officer of a company from which RJR Tobacco and American Snuff purchase certain raw materials. Such purchases during the year ended December 30, 2011, were approximately $1 million. Such purchases during the years ended December 30, 2010 and 2009, and related amounts due at December 30, 2011 and 2010, were less than $1 million. In addition to the purchases of raw materials, in July 2011, RJR Tobacco sold an airplane to this company for approximately $8 million.

RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements	12 Months Ended
Dec. 31, 2011
RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements [Abstract]
RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements

Note 19 — RAI Guaranteed, Unsecured Notes — Condensed Consolidating Financial Statements

The following condensed consolidating financial statements relate to the guaranties of RAI’s $3.5 billion unsecured notes. See note 12 for additional information relating to these notes. RAI’s direct, wholly owned subsidiaries and certain of its indirectly owned subsidiaries have fully and unconditionally, and jointly and severally, guaranteed these notes. The following condensed consolidating financial statements include: the accounts and activities of RAI, the parent issuer; RJR, RJR Tobacco, American Snuff Co., SFNTC and certain of RAI’s other subsidiaries, the Guarantors; other indirect subsidiaries of RAI that are not Guarantors; and elimination adjustments.

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Net sales	$—	$7,971	$116	$(25)	$8,062
Net sales, related party	—	479	—	—	479

Net Sales	—	8,450	116	(25)	8,541
Cost of products sold	—	4,460	29	(25)	4,464
Selling, general and administrative expenses	129	1,386	91	—	1,606
Amortization expense	—	24	—	—	24
Trademark impairment charges	—	48	—	—	48

Operating income (loss)	(129)	2,532	(4)	—	2,399
Interest and debt expense	213	125	—	(117)	221
Interest income	(118)	(4)	(6)	117	(11)
Other expense (income), net	8	(47)	(1)	43	3

Income (loss) before income taxes	(232)	2,458	3	(43)	2,186
Provision for (benefit from) income taxes	(89)	875	(6)	—	780
Equity income from subsidiaries	1,549	20	—	(1,569)	—

Net income	$1,406	$1,603	$9	$(1,612)	$1,406

For the Year Ended December 31, 2010
Net sales	$—	$8,118	$147	$(95)	$8,170
Net sales, related party	—	381	—	—	381

Net Sales	—	8,499	147	(95)	8,551
Cost of products sold	—	4,569	72	(97)	4,544
Selling, general and administrative expenses	20	1,380	81	(1)	1,480
Amortization expense	—	25	—	—	25
Asset impairment and exit charges	—	24	14	—	38
Trademark impairment charges	—	6	—	—	6
Goodwill impairment charge	—	26	—	—	26

Operating income (loss)	(20)	2,469	(20)	3	2,432
Interest and debt expense	223	127	1	(119)	232
Interest income	(119)	(4)	(8)	119	(12)
Other expense (income), net	2	(39)	1	43	7

Income (loss) before income taxes	(126)	2,385	(14)	(40)	2,205
Provision for (benefit from) income taxes	(42)	919	(10)	1	868
Equity income (loss) from subsidiaries	1,205	(68)	—	(1,137)	—

Income (loss) from continuing operations	1,121	1,398	(4)	(1,178)	1,337
Losses from discontinued operations, net of tax	—	(142)	(74)	—	(216)

Net income (loss)	$1,121	$1,256	$(78)	$(1,178)	$1,121

For the Year Ended December 31, 2009
Net sales	$—	$7,985	$162	$(132)	$8,015
Net sales, related party	—	404	—	—	404

Net Sales	—	8,389	162	(132)	8,419
Cost of products sold	—	4,544	76	(132)	4,488
Selling, general and administrative expenses	20	1,425	72	—	1,517
Amortization expense	—	28	—	—	28
Restructuring charge	—	56	—	—	56
Trademark impairment charges	—	567	—	—	567

Operating income (loss)	(20)	1,769	14	—	1,763
Interest and debt expense	242	123	1	(115)	251
Interest income	(115)	(9)	(10)	115	(19)
Other expense (income), net	(4)	(30)	—	43	9

Income (loss) before income taxes	(143)	1,685	23	(43)	1,522
Provision for (benefit from) income taxes	(49)	616	—	—	567
Equity income from subsidiaries	1,049	26	—	(1,075)	—

Net income	$955	$1,095	$23	$(1,118)	$955

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Net income	$1,406	$1,603	$9	$(1,612)	$1,406
Other comprehensive income (loss), net of tax:
Retirement benefits	(144)	(141)	6	135	(144)
Unrealized loss on long-term investments	(12)	(12)	—	12	(12)
Cumulative translation adjustment and other	(8)	(8)	(11)	19	(8)

Comprehensive income	$1,242	$1,442	$4	$(1,446)	$1,242

For the Year Ended December 31, 2010
Net income (loss)	$1,121	$1,256	$(78)	$(1,178)	$1,121
Other comprehensive income (loss), net of tax:
Retirement benefits	(78)	(80)	(1)	81	(78)
Unrealized gain on long-term investments	21	21	—	(21)	21
Cumulative translation adjustment and other	(8)	(8)	(17)	25	(8)

Comprehensive income (loss)	$1,056	$1,189	$(96)	$(1,093)	$1,056

For the Year Ended December 31, 2009
Net income	$955	$1,095	$23	$(1,118)	$955
Other comprehensive income, net of tax:
Retirement benefits	274	274	—	(274)	274
Unrealized gain on long-term investments	4	4	—	(4)	4
Cumulative translation adjustment and other	3	3	10	(13)	3

Comprehensive income	$1,236	$1,376	$33	$(1,409)	$1,236

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Cash flows from (used in) operating activities	$641	$1,571	$(3)	$(789)	$1,420

Cash flows from (used in) investing activities:
Proceeds from settlement of long-term investments	—	2	—	—	2
Capital expenditures	—	(190)	—	—	(190)
Net proceeds from sale of business	79	123	—	—	202
Proceeds from termination of joint venture	—	—	32	—	32
Return of intercompany investments	1,040	—	—	(1,040)	—
Other, net	40	58	—	(84)	14

Net cash flows from (used in) investing activities	1,159	(7)	32	(1,124)	60

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(740)	(6)	746	(1,212)
Repurchase of common stock	(282)	—	—	—	(282)
Repayments of long-term debt	(400)	—	—	—	(400)
Proceeds from termination of interest rate swaps	185	1	—	—	186
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(1,040)	—	1,040	—
Other, net	(47)	(40)	(3)	84	(6)

Net cash flows used in financing activities	(1,799)	(1,819)	(9)	1,913	(1,714)

Effect of exchange rate changes on cash and cash equivalents	—	—	(5)	—	(5)

Net change in cash and cash equivalents	1	(255)	15	—	(239)
Cash and cash equivalents at beginning of year	327	1,616	252	—	2,195

Cash and cash equivalents at end of year	$328	$1,361	$267	$—	$1,956

For the Year Ended December 31, 2010
Cash flows from operating activities	$442	$1,153	$13	$(343)	$1,265

Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments	—	4	—	—	4
Proceeds from settlement of long-term investments	—	13	—	—	13
Capital expenditures	—	(171)	(3)	—	(174)
Proceeds from termination of joint venture	—	—	28	—	28
Return of intercompany investments	897	—	—	(897)	—
Contributions to intercompany investments	—	(75)	—	75	—
Other, net	40	26	—	(63)	3

Net cash flows from (used in) investing activities	937	(203)	25	(885)	(126)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,049)	(300)	—	300	(1,049)
Repurchase of common stock	(5)	—	—	—	(5)
Repayments of long-term debt	(300)	—	—	—	(300)
Dividends paid on preferred stock	(43)	—	—	43	—
Receipt of equity	—	—	75	(75)	—
Distribution of equity	—	(897)	—	897	—
Other, net	(16)	(40)	(2)	63	5

Net cash flows from (used in) financing activities	(1,413)	(1,237)	73	1,228	(1,349)

Effect of exchange rate changes on cash and cash equivalents	—	—	(11)	—	(11)

Net cash flow related to discontinued operations, net of tax	—	(233)	(74)	—	(307)

Net change in cash and cash equivalents	(34)	(520)	26	—	(528)
Cash and cash equivalents at beginning of year	361	2,136	226	—	2,723

Cash and cash equivalents at end of year	$327	$1,616	$252	$—	$2,195

For the Year Ended December 31, 2009
Cash flows from operating activities	$678	$1,630	$29	$(883)	$1,454

Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments	1	18	—	—	19
Proceeds from settlement of long-term investments	—	6	—	—	6
Capital expenditures	—	(137)	(4)	—	(141)
Acquisition, net of cash acquired	—	—	(43)	—	(43)
Proceeds from termination of joint venture	—	—	24	—	24
Return of intercompany investments	610	—	—	(610)	—
Other, net	40	29	—	(57)	12

Net cash flows from (used in) investing activities	651	(84)	(23)	(667)	(123)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(991)	(840)	—	840	(991)
Repurchase of common stock	(5)	—	—	—	(5)
Repayments of long-term debt	(189)	(11)	—	—	(200)
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(610)	—	610	—
Other, net	(12)	(40)	(1)	57	4

Net cash flows used in financing activities	(1,240)	(1,501)	(1)	1,550	(1,192)

Effect of exchange rate changes on cash and cash equivalents	—	—	6	—	6

Net change in cash and cash equivalents	89	45	11	—	145
Cash and cash equivalents at beginning of year	272	2,091	215	—	2,578

Cash and cash equivalents at end of year	$361	$2,136	$226	$—	$2,723

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2011
Assets
Cash and cash equivalents	$328	$1,361	$267	$—	$1,956
Accounts receivable	—	77	24	—	101
Accounts receivable, related party	—	67	—	—	67
Other receivables	95	50	39	(138)	46
Inventories	—	929	38	—	967
Deferred income taxes, net	—	952	1	(8)	945
Prepaid expenses and other	19	200	7	(1)	225

Total current assets	442	3,636	376	(147)	4,307
Property, plant and equipment, net	5	1,061	3	1	1,070
Trademarks and other intangible assets, net	—	2,553	49	—	2,602
Goodwill	—	7,999	11	—	8,010
Long-term intercompany notes	1,960	1,325	—	(3,285)	—
Investment in subsidiaries	9,139	463	—	(9,602)	—
Other assets and deferred charges	68	171	71	(45)	265

Total assets	$11,614	$17,208	$510	$(13,078)	$16,254

Liabilities and shareholders’ equity
Accounts payable	$—	$107	$6	$—	$113
Tobacco settlement accruals	—	2,530	—	—	2,530
Due to related party	—	2	—	—	2
Deferred revenue, related party	—	42	—	—	42
Current maturities of long-term debt	399	58	—	—	457
Other current liabilities	421	827	31	(147)	1,132

Total current liabilities	820	3,566	37	(147)	4,276
Intercompany notes and interest payable	1,325	1,960	—	(3,285)	—
Long-term debt (less current maturities)	3,145	61	—	—	3,206
Deferred income taxes, net	—	553	3	(45)	511
Long-term retirement benefits (less current portion)	48	1,699	12	—	1,759
Other noncurrent liabilities	25	224	2	—	251
Shareholders’ equity	6,251	9,145	456	(9,601)	6,251

Total liabilities and shareholders’ equity	$11,614	$17,208	$510	$(13,078)	$16,254

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2010
Assets
Cash and cash equivalents	$327	$1,616	$252	$—	$2,195
Accounts receivable	—	103	15	—	118
Accounts receivable, related party	—	48	—	—	48
Other receivables	80	161	35	(232)	44
Inventories	—	1,022	34	(1)	1,055
Deferred income taxes, net	10	934	2	—	946
Prepaid expenses and other	38	155	4	(2)	195
Assets held for sale	—	201	—	—	201

Total current assets	455	4,240	342	(235)	4,802
Property, plant and equipment, net	6	991	4	1	1,002
Trademarks and other intangible assets, net	—	2,625	50	—	2,675
Goodwill	—	7,991	19	—	8,010
Long-term intercompany notes	2,000	1,366	—	(3,366)	—
Investment in subsidiaries	9,696	462	—	(10,158)	—
Other assets and deferred charges	267	242	100	(20)	589

Total assets	$12,424	$17,917	$515	$(13,778)	$17,078

Liabilities and shareholders’ equity
Accounts payable	$—	$175	$4	$—	$179
Tobacco settlement accruals	—	2,589	—	—	2,589
Due to related party	—	4	—	—	4
Deferred revenue, related party	—	53	—	—	53
Current maturities of long-term debt	400	—	—	—	400
Other current liabilities	489	855	37	(234)	1,147

Total current liabilities	889	3,676	41	(234)	4,372
Intercompany notes and interest payable	1,366	2,000	—	(3,366)	—
Long-term debt (less current maturities)	3,580	121	—	—	3,701
Deferred income taxes, net	—	535	3	(20)	518
Long-term retirement benefits (less current portion)	34	1,622	12	—	1,668
Other noncurrent liabilities	45	262	2	—	309
Shareholders’ equity	6,510	9,701	457	(10,158)	6,510

Total liabilities and shareholders’ equity	$12,424	$17,917	$515	$(13,778)	$17,078

RJR Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements	12 Months Ended
Dec. 31, 2011
RJR Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements [Abstract]
RJR Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements

Note 20 — RJR Guaranteed, Unsecured Notes — Condensed Consolidating Financial Statements

The following condensed consolidating financial statements relate to the guaranties of RJR’s $58 million unsecured notes. See note 12 for additional information relating to these notes. RAI and certain of its direct or indirect, wholly owned subsidiaries, have fully and unconditionally, and jointly and severally, guaranteed these notes. The following condensed consolidating financial statements include: the accounts and activities of RAI, the parent Guarantor; RJR, the issuer of the debt securities; RJR Tobacco, and certain of RJR’s other subsidiaries, the other Guarantors; other subsidiaries of RAI and RJR, including SFNTC and American Snuff Co. that are not Guarantors; and elimination adjustments.

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Net sales	$—	$—	$6,908	$1,204	$(50)	$8,062
Net sales, related party	—	—	478	1	—	479

Net Sales	—	—	7,386	1,205	(50)	8,541
Cost of products sold	—	—	4,133	381	(50)	4,464
Selling, general and administrative expenses	129	(7)	1,164	320	—	1,606
Amortization expense	—	—	22	2	—	24
Trademark impairment charges	—	—	43	5	—	48

Operating income (loss)	(129)	7	2,024	497	—	2,399
Interest and debt expense	213	8	—	162	(162)	221
Interest income	(118)	(5)	(44)	(6)	162	(11)
Other expense (income), net	8	(45)	—	(3)	43	3

Income (loss) before income taxes	(232)	49	2,068	344	(43)	2,186
Provision for (benefit from) income taxes	(89)	1	752	116	—	780
Equity income from subsidiaries	1,549	1,344	28	—	(2,921)	—

Net income	$1,406	$1,392	$1,344	$228	$(2,964)	$1,406

For the Year Ended December 31, 2010
Net sales	$—	$—	$7,093	$1,230	$(153)	$8,170
Net sales, related party	—	—	371	10	—	381

Net Sales	—	—	7,464	1,240	(153)	8,551
Cost of products sold	—	—	4,264	435	(155)	4,544
Selling, general and administrative expenses	20	(2)	1,124	339	(1)	1,480
Amortization expense	—	—	24	1	—	25
Asset impairment and exit charges	—	—	24	14	—	38
Trademark impairment charges	—	—	—	6	—	6
Goodwill impairment charge	—	—	—	26	—	26

Operating income (loss)	(20)	2	2,028	419	3	2,432
Interest and debt expense	223	8	—	166	(165)	232
Interest income	(119)	(5)	(45)	(8)	165	(12)
Other expense (income), net	2	(43)	8	(3)	43	7

Income (loss) before income taxes	(126)	42	2,065	264	(40)	2,205
Provision for (benefit from) income taxes	(42)	(2)	814	97	1	868
Equity income from subsidiaries	1,205	951	5	—	(2,161)	—

Income from continuing operations	1,121	995	1,256	167	(2,202)	1,337
Gains (losses) from discontinued operations, net of tax	—	88	(230)	(74)	—	(216)

Net income	$1,121	$1,083	$1,026	$93	$(2,202)	$1,121

For the Year Ended December 31, 2009
Net sales	$—	$—	$7,078	$1,139	$(202)	$8,015
Net sales, related party	—	—	396	8	—	404

Net Sales	—	—	7,474	1,147	(202)	8,419
Cost of products sold	—	—	4,297	393	(202)	4,488
Selling, general and administrative expenses	20	4	1,183	310	—	1,517
Amortization expense	—	—	27	1	—	28
Restructuring charge	—	—	56	—	—	56
Trademark impairment charges	—	—	491	76	—	567

Operating income (loss)	(20)	(4)	1,420	367	—	1,763
Interest and debt expense	242	8	1	171	(171)	251
Interest income	(115)	(8)	(56)	(11)	171	(19)
Other expense (income), net	(4)	(31)	2	(1)	43	9

Income (loss) before income taxes	(143)	27	1,473	208	(43)	1,522
Provision for (benefit from) income taxes	(49)	(5)	562	59	—	567
Equity income from subsidiaries	1,049	939	26	—	(2,014)	—

Net income	$955	$971	$937	$149	$(2,057)	$955

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Net income	$1,406	$1,392	$1,344	$228	$(2,964)	$1,406
Other comprehensive income (loss), net of tax:
Retirement benefits	(144)	(153)	(158)	18	293	(144)
Unrealized gain (loss) on long-term investments	(12)	(11)	1	—	10	(12)
Cumulative translation adjustment and other	(8)	(9)	(9)	(11)	29	(8)

Comprehensive income	$1,242	$1,219	$1,178	$235	$(2,632)	$1,242

For the Year Ended December 31, 2010
Net income	$1,121	$1,083	$1,026	$93	$(2,202)	$1,121
Other comprehensive income (loss), net of tax:
Retirement benefits	(78)	(56)	(56)	(25)	137	(78)
Unrealized gain on long-term investments	21	21	17	—	(38)	21
Cumulative translation adjustment and other	(8)	(8)	(8)	(17)	33	(8)

Comprehensive income	$1,056	$1,040	$979	$51	$(2,070)	$1,056

For the Year Ended December 31, 2009
Net income	$955	$971	$937	$149	$(2,057)	$955
Other comprehensive income (loss), net of tax:
Retirement benefits	274	275	275	(1)	(549)	274
Unrealized gain (loss) on long-term investments	4	4	(7)	—	3	4
Cumulative translation adjustment and other	3	3	3	9	(15)	3

Comprehensive income	$1,236	$1,253	$1,208	$157	$(2,618)	$1,236

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Cash flows from operating activities	$641	$1,319	$1,195	$313	$(2,048)	$1,420

Cash flows from (used in) investing activities:
Proceeds from settlement of long-term investments	—	—	2	—	—	2
Capital expenditures	—	—	(55)	(135)	—	(190)
Net proceeds from sale of business	79	—	123	—	—	202
Proceeds from termination of joint venture	—	—	—	32	—	32
Return of intercompany investments	1,040	340	—	—	(1,380)	—
Other, net	40	20	91	—	(137)	14

Net cash flows from (used in) investing activities	1,159	360	161	(103)	(1,517)	60

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(740)	(1,265)	—	2,005	(1,212)
Repurchase of common stock	(282)	—	—	—	—	(282)
Repayment of long-term debt	(400)	—	—	—	—	(400)
Proceeds from termination of interest rate swaps	185	1	—	—	—	186
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(910)	(340)	(130)	1,380	—
Other, net	(47)	(36)	—	(60)	137	(6)

Net cash flows used in financing activities	(1,799)	(1,685)	(1,605)	(190)	3,565	(1,714)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	(5)	—	(5)

Net change in cash and cash equivalents	1	(6)	(249)	15	—	(239)
Cash and cash equivalents at beginning of year	327	14	1,506	348	—	2,195

Cash and cash equivalents at end of year	$328	$8	$1,257	$363	$—	$1,956

For the Year Ended December 31, 2010
Cash flows from operating activities	$442	$445	$947	$179	$(748)	$1,265

Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments	—	1	2	1	—	4
Proceeds from settlement of long-term investments	—	—	13	—	—	13
Capital expenditures	—	—	(52)	(123)	1	(174)
Proceeds from termination of joint venture	—	—	—	28	—	28
Return on intercompany investments	897	795	—	—	(1,692)	—
Contributions to intercompany investments	—	(75)	—	—	75	—
Other, net	40	23	25	1	(86)	3

Net cash flows from (used in) investing activities	937	744	(12)	(93)	(1,702)	(126)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,049)	(300)	(405)	—	705	(1,049)
Repurchase of common stock	(5)	—	—	—	—	(5)
Repayment of long-term debt	(300)	—	—	—	—	(300)
Dividends paid on preferred stock	(43)	—	—	—	43	—
Receipt of equity	—	—	—	75	(75)	—
Distribution of equity	—	(897)	(795)	—	1,692	—
Other, net	(16)	1	—	(65)	85	5

Net cash flows from (used in) financing activities	(1,413)	(1,196)	(1,200)	10	2,450	(1,349)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	(11)	—	(11)

Net cash flows related to discontinued operations, net of tax benefit	—	(3)	(230)	(74)	—	(307)

Net change in cash and cash equivalents	(34)	(10)	(495)	11	—	(528)
Cash and cash equivalents at beginning of year	361	24	2,001	337	—	2,723

Cash and cash equivalents at end of year	$327	$14	$1,506	$348	$—	$2,195

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2009
Cash flows from operating activities	$678	$1,464	$1,394	$161	$(2,243)	$1,454

Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments	1	5	12	1	—	19
Proceeds from settlement of long-term investments	—	—	6	—	—	6
Capital expenditures	—	—	(55)	(86)	—	(141)
Acquisition, net of cash acquired	—	—	—	(43)	—	(43)
Proceeds from termination of joint venture	—	—	—	24	—	24
Return of intercompany investments	610	—	—	—	(610)	—
Other, net	40	9	27	—	(64)	12

Net cash flows from (used in) investing activities	651	14	(10)	(104)	(674)	(123)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(991)	(840)	(1,360)	—	2,200	(991)
Repurchase of common stock	(5)	—	—	—	—	(5)
Repayment of long-term debt	(189)	(11)	—	—	—	(200)
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(610)	—	—	610	—
Other, net	(12)	1	—	(49)	64	4

Net cash flows used in financing activities	(1,240)	(1,460)	(1,360)	(49)	2,917	(1,192)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	6	—	6

Net change in cash and cash equivalents	89	18	24	14	—	145
Cash and cash equivalents at beginning of year	272	6	1,977	323	—	2,578

Cash and cash equivalents at end of year	$361	$24	$2,001	$337	$—	$2,723

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2011
Assets
Cash and cash equivalents	$328	$8	$1,257	$363	$—	$1,956
Accounts receivable	—	—	62	39	—	101
Accounts receivable, related party	—	—	67	—	—	67
Other receivables	95	38	145	110	(342)	46
Inventories	—	—	480	487	—	967
Deferred income taxes, net	—	1	907	45	(8)	945
Prepaid expenses and other	19	—	178	28	—	225

Total current assets	442	47	3,096	1,072	(350)	4,307
Property, plant and equipment, net	5	—	652	412	1	1,070
Trademarks and other intangible assets, net	—	—	1,251	1,351	—	2,602
Goodwill	—	—	5,303	2,707	—	8,010
Long-term intercompany notes	1,960	157	1,325	—	(3,442)	—
Investment in subsidiaries	9,139	7,076	456	—	(16,671)	—
Other assets and deferred charges	68	24	157	72	(56)	265

Total assets	$11,614	$7,304	$12,240	$5,614	$(20,518)	$16,254

Liabilities and shareholders’ equity
Accounts payable	$—	$—	$87	$26	$—	$113
Tobacco settlement accruals	—	—	2,461	69	—	2,530
Due to related party	—	—	2	—	—	2
Deferred revenue, related party	—	—	42	—	—	42
Current maturities of long-term debt	399	58	—	—	—	457
Other current liabilities	421	100	711	250	(350)	1,132

Total current liabilities	820	158	3,303	345	(350)	4,276
Intercompany notes and interest payable	1,325	—	—	2,117	(3,442)	—
Long-term debt (less current maturities)	3,145	61	—	—	—	3,206
Deferred income taxes, net	—	—	60	507	(56)	511
Long-term retirement benefits (less current portion)	48	24	1,579	108	—	1,759
Other noncurrent liabilities	25	1	222	3	—	251
Shareholders’ equity	6,251	7,060	7,076	2,534	(16,670)	6,251

Total liabilities and shareholders’ equity	$11,614	$7,304	$12,240	$5,614	$(20,518)	$16,254

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2010
Assets
Cash and cash equivalents	$327	$14	$1,506	$348	$—	$2,195
Accounts receivable	—	—	50	68	—	118
Accounts receivable, related party	—	—	48	—	—	48
Other receivables	80	33	225	90	(384)	44
Inventories	—	—	600	456	(1)	1,055
Deferred income taxes, net	10	1	892	43	—	946
Prepaid expenses and other	38	—	130	30	(3)	195
Assets held for sale	—	—	20	181	—	201

Total current assets	455	48	3,471	1,216	(388)	4,802
Property, plant and equipment, net	6	—	689	306	1	1,002
Trademarks and other intangible assets, net	—	—	1,316	1,359	—	2,675
Goodwill	—	—	5,303	2,707	—	8,010
Long-term intercompany notes	2,000	174	1,366	—	(3,540)	—
Investment in subsidiaries	9,696	7,611	435	—	(17,742)	—
Other assets and deferred charges	267	56	194	101	(29)	589

Total assets	$12,424	$7,889	$12,774	$5,689	$(21,698)	$17,078

Liabilities and shareholders’ equity
Accounts payable	$—	$—	$103	$76	$—	$179
Tobacco settlement accruals	—	—	2,532	57	—	2,589
Due to related party	—	—	4	—	—	4
Deferred revenue, related party	—	—	53	—	—	53
Current maturities of long-term debt	400	—	—	—	—	400
Other current liabilities	489	138	652	255	(387)	1,147

Total current liabilities	889	138	3,344	388	(387)	4,372
Intercompany notes and interest payable	1,366	—	—	2,174	(3,540)	—
Long-term debt (less current maturities)	3,580	121	—	—	—	3,701
Deferred income taxes, net	—	—	76	471	(29)	518
Long-term retirement benefits (less current portion)	34	25	1,496	113	—	1,668
Other noncurrent liabilities	45	12	247	5	—	309
Shareholders’ equity	6,510	7,593	7,611	2,538	(17,742)	6,510

Total liabilities and shareholders’ equity	$12,424	$7,889	$12,774	$5,689	$(21,698)	$17,078

Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Results of Operations [Abstract]
Quarterly Results of Operations (Unaudited)

Note 21 — Quarterly Results of Operations (Unaudited)

	First	Second	Third	Fourth
	(2)	(3)	(4)	(5)
2011 (1)

Net sales	$1,991	$2,267	$2,200	$2,083
Gross profit	956	1,074	1,075	972
Net income	381	327	394	304

Per share data (10) :
Basic:
Net income	0.65	0.56	0.68	0.52
Diluted:
Net income	0.65	0.56	0.67	0.52

2010 (1)	(6)	(7)	(8)	(9)

Net sales	$1,986	$2,245	$2,239	$2,081
Gross profit	929	1,075	1,068	935
Net income	100	359	400	262

Per share data (10) :
Basic:
Income from continuing operations	0.54	0.62	0.69	0.45
Loss on discontinued operations, net of tax	(0.37)	—	—	—
Net income	0.17	0.62	0.69	0.45
Diluted:
Income from continuing operations	0.54	0.61	0.68	0.45
Loss on discontinued operations, net of tax	(0.37)	—	—	—
Net income	0.17	0.61	0.68	0.45

(1)	As revised for the change in the method of recognizing pension expense. See note 1 for a discussion of the change and the impacts of the change for the year ended December 31, 2010.

(2)

For the quarter ended March 31, 2011, the retrospective change in recognizing pension expense increased gross profit by $26 million, net income by $28 million and earnings per share, basic and diluted by $0.04 and $0.05, respectively.

(3)

For the quarter ended June 30, 2011, the retrospective change in recognizing pension expense increased gross profit by $22 million, net income by $23 million and earnings per share, basic and diluted by $0.04.

(4)

For the quarter ended September 30, 2011, the retrospective change in recognizing pension expense increased gross profit by $23 million, net income by $27 million and earnings per share, basic and diluted by $0.05 and $0.04, respectively.

(5)	For the quarter ended December 31, 2011, includes $145 million of pension expense as a result of MTM adjustments. Fourth quarter of 2011 net income includes a $48 million trademark impairment charge.

(6)

For the quarter ended March 31, 2010, the retrospective change in recognizing pension expense increased gross profit by $13 million, net income by $18 million, earnings per share, basic and diluted by $0.03.

(7)

For the quarter ended June 30, 2010, the retrospective change in recognizing pension expense increased gross profit by $13 million, net income by $18 million and earnings per share, basic and diluted by $0.04 and $0.03, respectively. Second quarter of 2010 net income includes $38 million of asset impairment and exit charges.

(8)

For the quarter ended September 30, 2010, the retrospective change in recognizing pension expense increased gross profit by $13 million, net income by $19 million and earnings per share, basic and diluted by $0.04 and $0.03, respectively.

(9)

For the quarter ended December 31, 2010, the retrospective change in recognizing pension expense decreased gross profit by $39 million, net income by $47 million and earnings per share, basic and diluted by $0.08. Fourth quarter of 2010 net income includes a $6 million trademark impairment charge and a $26 million goodwill impairment charge.

(10)	Income per share is computed independently for each of the periods presented. The sum of the income per share amounts for the quarters may not equal the total for the year.

Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Event

Note 22 — Subsequent Event

During the first quarter of 2012, RAI announced that it has begun a comprehensive analysis of programs, activities and organizational structures within RAI and certain operating companies. This review is expected to be completed by the end of the first quarter, with the objective to reduce overall cost structures. Upon completion of the analysis, any resulting charges related to severance or other exit activities will be recognized, as appropriate.

Business and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Business and Summary of Significant Accounting Policies [Abstract]
Overview

Overview

The consolidated financial statements include the accounts of Reynolds American Inc., referred to as RAI, and its wholly owned subsidiaries. RAI’s wholly owned operating subsidiaries include R. J. Reynolds Tobacco Company; American Snuff Company, LLC, referred to as American Snuff Co.; Santa Fe Natural Tobacco Company, Inc., referred to as SFNTC; and Niconovum AB.

RAI was incorporated as a holding company in the state of North Carolina on January 5, 2004, and its common stock is listed on the NYSE under the symbol “RAI.” On July 30, 2004, the U.S. assets, liabilities and operations of Brown & Williamson Tobacco Corporation, now known as Brown & Williamson Holdings, Inc., referred to as B&W, an indirect, wholly owned subsidiary of British American Tobacco p.l.c., referred to as BAT, were combined with R. J. Reynolds Tobacco Company, a wholly owned operating subsidiary of R.J. Reynolds Tobacco Holdings, Inc., referred to as RJR. These July 30, 2004, transactions generally are referred to as the B&W business combination.

References to RJR Tobacco prior to July 30, 2004, relate to R. J. Reynolds Tobacco Company, a New Jersey corporation and a wholly owned subsidiary of RJR. References to RJR Tobacco on and subsequent to July 30, 2004, relate to the combined U.S. assets, liabilities and operations of B&W and R. J. Reynolds Tobacco Company, a North Carolina corporation.

RAI’s reportable operating segments are RJR Tobacco, American Snuff and Santa Fe. The RJR Tobacco segment consists of the primary operations of R. J. Reynolds Tobacco Company. The American Snuff segment consists of the primary operations of American Snuff Co. and, prior to its sale, Lane, Limited, referred to as Lane. During the fourth quarter of 2011, RAI elected to begin reporting the Santa Fe segment, which includes the primary operations of SFNTC. RAI has retrospectively revised segment disclosures for all periods presented. Although the operations and results of Santa Fe currently do not meet the quantitative criteria to be required to be reported, RAI management believes that reporting this segment is important to the financial statement user for additional understanding and transparency with respect to the aggregate operations and results of RAI’s subsidiaries that produce and market cigarettes in the U.S. Niconovum AB, among other RAI subsidiaries, is included in All Other. The segments were identified based on how RAI’s chief operating decision maker allocates resources and assesses performance. Certain of RAI’s operating subsidiaries have entered into intercompany agreements for products or services with other subsidiaries. As a result, certain activities of an operating subsidiary may be included in a different segment of RAI.

As a result of the B&W business combination, Lane became a wholly owned subsidiary of RAI. On February 28, 2011, RAI completed the sale of all of the capital stock of Lane and certain other assets related to the Lane operations, to an affiliate of Scandinavian Tobacco Group A/S, referred to as STG, for net proceeds of $202 million in cash. The assets and liabilities of the disposal group were classified as held for sale as of December 31, 2010, and its results of operations were included through February 28, 2011, in income from continuing operations in the American Snuff segment.

RAI’s operating subsidiaries primarily conduct their business in the United States.

Basis of presentation

Basis of Presentation

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, referred to as GAAP, requires estimates and assumptions to be made that affect the reported amounts in the consolidated financial statements and accompanying notes. Volatile credit and equity markets, changes to regulatory and legal environments, and consumer spending may affect the uncertainty inherent in such estimates and assumptions. Actual results could differ from those estimates. Certain reclassifications were made to conform prior years’ financial statements to the current presentation.

All dollar amounts, other than per share amounts, are presented in millions, except for amounts set forth in note 13 and as otherwise noted.

Cash and Cash Equivalents

Cash and Cash Equivalents

Cash balances are recorded net of book overdrafts when a bank right-of-offset exists. All other book overdrafts are recorded in accounts payable. Cash equivalents may include money market funds, commercial paper and time deposits in major institutions to minimize investment risk. As short-term, highly liquid investments readily convertible to known amounts of cash, with remaining maturities of three months or less at the time of purchase, cash equivalents have carrying values that approximate fair values.

Fair Value Measurement

Fair Value Measurement

RAI determines fair value of assets and liabilities using a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity, and the reporting entity’s own assumptions about market participant assumptions based on the best information available in the circumstances.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, essentially an exit price.

The levels of the fair value hierarchy are:

Level 1: inputs are quoted prices, unadjusted, in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2: inputs are other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. A Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3: inputs are unobservable and reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Investments

Investments

Marketable securities are classified as available-for-sale and are carried at fair value. RAI reviews these investments on a quarterly basis to determine if it is probable that RAI will realize some portion of the unrealized loss and to determine the classification of the impairment as temporary or other-than-temporary. For those securities that RAI does not intend to sell and it is more likely than not that RAI will not be required to sell the securities prior to recovery, RAI recognizes the credit loss component of an other-than-temporary impairment in earnings, and recognizes the noncredit component in other comprehensive loss. All losses deemed to be other than temporarily impaired are recorded in earnings.

Inventories

Inventories

Inventories are stated at the lower of cost or market. The cost of tobacco inventories is determined principally under the last-in, first-out, or LIFO, method and is calculated at the end of each year. The cost of work in process and finished goods includes materials, direct labor, variable costs and overhead and full absorption of fixed manufacturing overhead. Stocks of tobacco, which have an operating cycle that exceeds 12 months due to aging requirements, are classified as current assets, consistent with recognized industry practice.

Long-lived Assets

Long-lived Assets

Long-lived assets, such as property, plant and equipment, trademarks and other intangible assets with finite lives, are reviewed for impairment whenever events or changes in circumstances indicate that the book value of the asset may not be recoverable. Impairment of the carrying value of long-lived assets would be indicated if the best estimate of future undiscounted cash flows expected to be generated by the asset grouping is less than its carrying value. If an impairment is indicated, any loss is measured as the difference between estimated fair value and carrying value and is recognized in operating income.

Property, Plant and Equipment

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets. Useful lives range from 20 to 50 years for buildings and improvements, and from 3 to 30 years for machinery and equipment. The cost and related accumulated depreciation of assets sold or retired are removed from the accounts and the gain or loss on disposition is recognized in operating income.

Intangible Assets

Intangible Assets

Intangible assets include goodwill, trademarks and other intangible assets and are capitalized when acquired. The determination of fair value involves considerable estimates and judgment. In particular, the fair value of a reporting unit involves, among other things, developing forecasts of future cash flows, determining an appropriate discount rate, and when goodwill impairment is implied, determining the fair value of individual assets and liabilities, including unrecorded intangibles. Although RAI believes it has based its impairment testing and impairment charges on reasonable estimates and assumptions, the use of different estimates and assumptions could result in materially different results. Generally, if the current competitive or regulatory environment worsens or RAI’s operating companies’ strategic initiatives adversely affect their financial performance, the fair value of goodwill, trademarks and other intangible assets could be impaired in future periods. Trademarks and other intangible assets with indefinite lives are not amortized, but are tested for impairment annually, in the fourth quarter, and more frequently if events and circumstances indicate that the asset might be impaired.

Accounting for Derivative Instruments and Hedging Activities

Accounting for Derivative Instruments and Hedging Activities

RAI measures any derivative instruments, including certain derivative instruments embedded in other contracts, at fair value and records them in the balance sheet as either an asset or liability. Changes in fair value of derivatives are recorded in earnings unless hedge accounting criteria are met. For derivatives designated as fair value hedges, the changes in fair value of both the derivative instrument and the hedged item are recorded in earnings. For derivatives designated as cash flow hedges, the effective portions of changes in the fair value of the derivative are reported in accumulated other comprehensive loss. The ineffective portions of hedges are recognized in earnings in the current period.

RAI formally assesses at inception of the hedge and on an ongoing basis, whether each derivative is highly effective in offsetting changes in fair values or cash flows of the hedged item, and formally designates as a hedge those derivatives that qualify for hedge accounting. If it is determined that a derivative is not highly effective as a hedge or if a derivative ceases to be a highly effective hedge, RAI will discontinue hedge accounting prospectively. Any unrecognized gain or loss will be deferred and recognized into income as the formerly hedged item is recognized in earnings. At December 31, 2010, RAI had no derivative instruments classified as hedges, and at December 31, 2011, had no derivative instruments.

Software Costs

Software Costs

Computer software and software development costs incurred in connection with developing or obtaining computer software for internal use that has an extended useful life are capitalized. These costs are amortized over their estimated useful life, which is typically five years or less. During 2011 and 2010, costs of $24 million and $22 million, respectively, were capitalized or included in construction-in-process. At each of December 31, 2011 and 2010, the unamortized balance was $64 million. Software amortization expense was $24 million, $30 million and $26 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Revenue Recognition

Revenue Recognition

Revenue from product sales is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the seller’s price to the buyer is fixed or determinable, and collectibility is reasonably assured. These criteria are generally met when title and risk of loss pass to the customer. Payments received in advance of shipments are deferred and recorded in other accrued liabilities until shipment occurs. Certain sales of leaf to a related party, considered as bill-and-hold for accounting purposes, are recorded as deferred revenue when all of the above revenue recognition criteria are met except delivery, postponed at the customer’s request. Revenue is subsequently recognized upon delivery. The revenues recorded are presented net of excise tax collected on behalf of government authorities.

Shipping and handling costs are classified as cost of products sold. Net sales include certain sales incentives, including retail discounting, promotional allowances and coupons.

Cost of Products Sold

Cost of Products Sold

Cost of products sold includes the expenses for the Master Settlement Agreement, referred to as the MSA, and other settlement agreements with the states of Mississippi, Florida, Texas and Minnesota, which together with the MSA are collectively referred to as the State Settlement Agreements; the federal tobacco quota buyout; and the user fees charged by the U.S. Food and Drug Administration, referred to as the FDA, were as follows for the years ended December 31:

	2011	2010	2009
State Settlement Agreements	$2,435	$2,496	$2,540
Federal tobacco quota buyout	229	243	240
FDA user fees	120	75	22

Advertising	Advertising Advertising costs, which are expensed as incurred, were $65 million, $72 million and $69 million for the years ended December 31, 2011, 2010 and 2009, respectively.
Research and Development

Research and Development

Research and development costs, which are expensed as incurred, were $69 million, $71 million and $68 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Income Taxes

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Interest and penalties related to uncertain tax positions are accounted for as tax expense. Federal income taxes for RAI and its subsidiaries are calculated on a consolidated basis. State income taxes for RAI and its subsidiaries are primarily calculated on a separate return basis.

RAI accounts for uncertain tax positions which require that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not (a likelihood of more than 50 percent) that the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.

Stock-Based Compensation

Stock-Based Compensation

Stock-based compensation expense is recognized for all forms of share-based payment awards, including shares issued to employees under stock options and restricted stock units.

Litigation Contingencies

Litigation Contingencies

RAI discloses information concerning litigation for which an unfavorable outcome is more than remote. RAI and its subsidiaries record their legal expenses and other litigation costs and related administrative costs as selling, general and administrative expenses as those costs are incurred. RAI and its subsidiaries will record any loss related to litigation at such time as an unfavorable outcome becomes probable and the amount can be reasonably estimated. When the reasonable estimate is a range, the recorded loss will be the best estimate within the range. If no amount in the range is a better estimate than any other amount, the minimum amount of the range will be recorded.

Pension and Postretirement

Pension and Postretirement

Pension and postretirement benefits require balance sheet recognition of the net asset or liability for the overfunded or underfunded status of defined benefit pension and other postretirement benefit plans, on a plan-by-plan basis, and recognition of changes in the funded status in the year in which the changes occur.

Changes in benefit obligations due to plan amendments, referred to as prior service costs, are amortized on a straight-line basis over the average remaining service period for active employees. These changes are reported in accumulated other comprehensive loss, as a separate component of shareholders’ equity and in the consolidated statements of comprehensive income. Changes in the amount of either the benefit obligation or the value of plan assets resulting from experience different from that assumed or from changes in assumptions are referred to as actuarial gains and losses.

In November 2011, RAI elected to change its method of accounting for pension and postretirement benefits. Historically, RAI has recognized actuarial gains and losses in accumulated other comprehensive loss in its consolidated balance sheets on an annual basis, amortizing them into operating results over the average future service period of active employees in these plans, to the extent such gains and losses were in excess of 10 percent of the greater of the market-related value of plan assets or the plan’s projected benefit obligation, referred to as the corridor. RAI has elected to immediately recognize actuarial gains and losses in its operating results in the year in which they occur, to the extent they exceed the corridor. Actuarial gains and losses outside the corridor are generally recognized annually as of December 31, and are recorded as a mark-to-market, referred to as MTM, adjustment. Additionally, for purposes of calculating the expected return on plan assets, RAI will no longer use an averaging technique permitted under GAAP for the market-related value of plan assets, but instead will use the actual fair value of plan assets. These changes are intended to improve the transparency of RAI’s operating results by more quickly recognizing the effects of current economic and interest rate trends on plan investments and assumptions.

These changes have been reported through retrospective application of the new policy to all periods presented. The impacts of all revisions made to the financial statements are summarized below:

Consolidated statements of income:

	For the Year Ended December 31, 2010			For the Year Ended December 31, 2009
	Previously Reported	Revised	Effect Of Change	Previously Reported	Revised	Effect Of Change
Cost of products sold	$4,544	$4,544	$—	$4,485	$4,488	$3
Selling, general and administrative expenses	1,493	1,480	(13)	1,508	1,517	9
Operating income	2,419	2,432	13	1,775	1,763	(12)
Income from continuing operations before income taxes	2,192	2,205	13	1,534	1,522	(12)
Provision for income taxes	863	868	5	572	567	(5)
Income from continuing operations	1,329	1,337	8	962	955	(7)
Net income	1,113	1,121	8	962	955	(7)
Earnings per share — basic	1.91	1.92	0.01	1.65	1.64	(0.01)
Earnings per share — diluted	1.90	1.92	0.02	1.65	1.64	(0.01)

Consolidated balance sheet:

	December 31, 2010
	Previously Reported	Revised	Effect Of Change
Accumulated deficit	$(547)	$(1,807)	$(1,260)
Accumulated other comprehensive loss	(1,478)	(218)	1,260

Consolidated statements of cash flows:

	For the Year Ended December 31, 2010			For the Year Ended December 31, 2009
	Previously Reported	Revised	Effect Of Change	Previously Reported	Revised	Effect Of Change
Cash flows from operating activities:
Net income	$1,113	$1,121	$8	$962	$955	$(7)
Deferred income tax expense (benefit)	182	187	5	(154)	(159)	(5)
Pension and postretirement	(702)	(715)	(13)	(181)	(169)	12

	For the Year Ended December 31, 2010			For the Year Ended December 31, 2009
	Previously Reported	Revised	Effect Of Change	Previously Reported	Revised	Effect Of Change
Consolidated statements of shareholders’ equity:
Accumulated deficit:
Beginning balance	$(579)	$(1,847)	$(1,268)	$(531)	$(1,792)	$(1,261)
Net income	1,113	1,121	8	962	955	(7)
Ending balance	(547)	(1,807)	(1,260)	(579)	(1,847)	(1,268)
Accumulated other comprehensive income (loss):
Beginning balance	$(1,421)	$(153)	$1,268	$(1,695)	$(434)	$1,261
Pension and other postretirement benefit adjustments	(70)	(78)	(8)	267	274	7
Ending balance	(1,478)	(218)	1,260	(1,421)	(153)	1,268

Consolidated statements of comprehensive income:
Comprehensive income:
Net income	$1,113	$1,121	$8	$962	$955	$(7)
Pension and other postretirement benefit adjustments	(70)	(78)	(8)	267	274	7

Recently Issued Accounting Pronouncements

Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board, referred to as FASB, amended certain accounting and disclosure requirements related to fair value measurements. For fair value measurements categorized as Level 1 and Level 2, requirements have been expanded to include disclosures of transfers between these levels. For fair value measurements categorized as Level 3, a reporting entity should disclose quantitative information of the unobservable inputs and assumptions, a description of the valuation processes and a qualitative discussion about the sensitivity of the fair value measurement to changes in unobservable inputs. The guidance is effective for RAI for interim and annual reporting periods beginning January 1, 2012, and is not expected to have a material impact on RAI’s results of operations, cash flows or financial position.

In June 2011, the FASB issued amended guidance which requires comprehensive income to be reported in either a single statement or in two consecutive statements reporting net income and other comprehensive income. The amendment eliminates the option to report other comprehensive income and its components in the statement of changes in shareholders’ equity. The guidance is effective for fiscal years, and interim periods within those years, beginning January 1, 2012. In December 2011, the FASB deferred the changes related to the presentation of reclassification adjustments. The adoption of the amendment will have no impact on RAI’s results of operations, cash flows or financial position.

In September 2011, the FASB issued amended guidance that permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying amount before applying the current two-step goodwill impairment test. If an entity concludes that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it would not be required to perform the two-step impairment test for that reporting unit. The guidance is effective for RAI for interim and annual reporting periods beginning January 1, 2012, and will not have a material impact on RAI’s results of operations, cash flows or financial position.

Business and Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Business and Summary of Significant Accounting Policies [Abstract]
Certain component of cost of products sold

	2011	2010	2009
State Settlement Agreements	$2,435	$2,496	$2,540
Federal tobacco quota buyout	229	243	240
FDA user fees	120	75	22

Impacts of all revisions made to the financial statements

Consolidated statements of income:

	For the Year Ended December 31, 2010			For the Year Ended December 31, 2009
	Previously Reported	Revised	Effect Of Change	Previously Reported	Revised	Effect Of Change
Cost of products sold	$4,544	$4,544	$—	$4,485	$4,488	$3
Selling, general and administrative expenses	1,493	1,480	(13)	1,508	1,517	9
Operating income	2,419	2,432	13	1,775	1,763	(12)
Income from continuing operations before income taxes	2,192	2,205	13	1,534	1,522	(12)
Provision for income taxes	863	868	5	572	567	(5)
Income from continuing operations	1,329	1,337	8	962	955	(7)
Net income	1,113	1,121	8	962	955	(7)
Earnings per share — basic	1.91	1.92	0.01	1.65	1.64	(0.01)
Earnings per share — diluted	1.90	1.92	0.02	1.65	1.64	(0.01)

Consolidated balance sheet:

	December 31, 2010
	Previously Reported	Revised	Effect Of Change
Accumulated deficit	$(547)	$(1,807)	$(1,260)
Accumulated other comprehensive loss	(1,478)	(218)	1,260

Consolidated statements of cash flows:

	For the Year Ended December 31, 2010			For the Year Ended December 31, 2009
	Previously Reported	Revised	Effect Of Change	Previously Reported	Revised	Effect Of Change
Cash flows from operating activities:
Net income	$1,113	$1,121	$8	$962	$955	$(7)
Deferred income tax expense (benefit)	182	187	5	(154)	(159)	(5)
Pension and postretirement	(702)	(715)	(13)	(181)	(169)	12

	For the Year Ended December 31, 2010			For the Year Ended December 31, 2009
	Previously Reported	Revised	Effect Of Change	Previously Reported	Revised	Effect Of Change
Consolidated statements of shareholders’ equity:
Accumulated deficit:
Beginning balance	$(579)	$(1,847)	$(1,268)	$(531)	$(1,792)	$(1,261)
Net income	1,113	1,121	8	962	955	(7)
Ending balance	(547)	(1,807)	(1,260)	(579)	(1,847)	(1,268)
Accumulated other comprehensive income (loss):
Beginning balance	$(1,421)	$(153)	$1,268	$(1,695)	$(434)	$1,261
Pension and other postretirement benefit adjustments	(70)	(78)	(8)	267	274	7
Ending balance	(1,478)	(218)	1,260	(1,421)	(153)	1,268

Consolidated statements of comprehensive income:
Comprehensive income:
Net income	$1,113	$1,121	$8	$962	$955	$(7)
Pension and other postretirement benefit adjustments	(70)	(78)	(8)	267	274	7

Fair Value Measurement (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value Measurement [Abstract]
Fair value of financial assets and liabilities

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Cash equivalents	$1,473	$—	$—	$1,473
Other assets and deferred charges:
Auction rate securities	—	—	63	63
Mortgage-backed security	—	—	12	12
Marketable equity security	5	—	—	5
Assets held in grantor trusts	1	—	—	1

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents:
Cash equivalents	$2,136	$—	$—	$2,136
Other assets and deferred charges:
Auction rate securities	—	—	61	61
Mortgage-backed security	—	—	14	14
Marketable equity security	24	—	—	24
Assets held in grantor trusts	12	—	—	12
Interest rate swaps — fixed to floating rate	—	227	—	227
Other noncurrent liabilities:
Interest rate swaps — floating to fixed rate	—	(22)	—	(22)

Financial assets classified as level 3 Investments

	December 31, 2011			December 31, 2010
	Cost	Gross Unrealized Loss(1)	Estimated Fair Value	Cost	Gross Unrealized Loss(1)	Estimated Fair Value
Auction rate securities	$99	$(36)	$63	$99	$(38)	$61
Mortgage-backed security	25	(13)	12	27	(13)	14

	$124	$(49)	$75	$126	$(51)	$75

(1)	Unrealized losses, net of tax, are reported in accumulated other comprehensive loss in RAI’s consolidated balance sheets as of December 31, 2011 and 2010.

Changes In Level 3 Investments

	Auction Rate Securities
	Cost	Gross (Loss) Gain	Estimated Fair Value

Balance as of January 1, 2011	$99	$(38)	$61
Unrealized gains	—	2	2

Balance as of December 31, 2011	$99	$(36)	$63

	Mortgage-Backed Security
	Cost	Gross Loss	Estimated Fair Value

Balance as of January 1, 2011	$27	$(13)	$14
Redemptions	(2)	—	(2)

Balance as of December 31, 2011	$25	$(13)	$12

Intangible nonfinancial assets measured at fair value on nonrecurring basis

	Level 1	Level 2	Level 3	Total	Total Loss
Trademarks, November 30, 2011	$—	$—	$81	$81	$(48)

Impact of Interest rate swaps on Income Statement

	2011	2010	2009
Interest and debt expense (income)	$(47)	$(48)	$(47)
Other expense (income), net	4	(3)	(9)

Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
Changes in Carrying Amounts of Goodwill by Segment

	RJR Tobacco	American Snuff	Santa Fe	All Other	Consolidated
Balance as of December 31, 2008
Goodwill	$9,065	$2,650	$197	$27	$11,939
Less: Accumulated impairment charges	(3,763)	(2)	—	—	(3,765)

Net goodwill balance as of December 31, 2008	5,302	2,648	197	27	8,174

2009 Activity
Acquisition of Niconovum AB	—	—	—	11	11

Balance as of December 31, 2009
Goodwill	9,065	2,650	197	38	11,950
Less: Accumulated impairment charges	(3,763)	(2)	—	—	(3,765)

Net goodwill balance as of December 31, 2009	5,302	2,648	197	38	8,185

2010 Activity
Reclassified as held for sale	$—	$(149)	$—	$—	$(149)
Impairment charge	—	(26)	—	—	(26)

	—	(175)	—	—	(175)

Balance as of December 31, 2010 and 2011
Goodwill	9,065	2,501	197	38	11,801
Less: Accumulated impairment charges	(3,763)	(28)	—	—	(3,791)

Net goodwill balance as of December 31, 2010 and 2011	$5,302	$2,473	$197	$38	$8,010

Carrying amounts of indefinite-lived intangible assets by segment not subject to amortization

	RJR Tobacco		American Snuff	Santa Fe	All Other	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other	Trademarks	Other
Balance as of December 31, 2008	$1,653	$55	$1,222	$155	$48	$3,030	$103
Impairment charge	(490)	—	(70)	—	—	(560)	—
Intersegment transfer	—	44	—	—	(44)	—	—
Acquisition of Niconovum AB	—	—	—	—	43	—	43

Balance as of December 31, 2009	$1,163	$99	$1,152	$155	$47	$2,470	$146
Impairment charge	—	—	(6)	—	—	(6)	—
Foreign currency translation	—	—	—	—	3	—	3
Reclassified as held for sale	(11)	—	(3)	—	—	(14)	—
Reclassified to finite-lived	—	—	(7)	—	—	(7)	—

Balance as of December 31, 2010	$1,152	$99	$1,136	$155	$50	$2,443	$149
Impairment charge	(43)	—	—	—	—	(43)	—
Foreign currency translation	—	—	—	—	(1)	—	(1)

Balance as of December 31, 2011	$1,109	$99	$1,136	$155	$49	$2,400	$148

Changes in carrying amounts of finite-lived intangible assets by segment subject to amortization

	RJR Tobacco		American Snuff	Consolidated
	Trademarks	Other	Trademarks	Trademarks	Other
Balance as of December 31, 2008	$33	$84	$20	$53	$84
Amortization	(12)	(15)	(1)	(13)	(15)
Impairment charge	(1)	—	(6)	(7)	—

Balance as of December 31, 2009	20	69	13	33	69
Amortization	(9)	(15)	(1)	(10)	(15)
Reclassified as held for sale	—	—	(1)	(1)	—
Reclassified from indefinite-lived	—	—	7	7	—

Balance as of December 31, 2010	11	54	18	29	54
Amortization	(7)	(15)	(2)	(9)	(15)
Impairment charge	—	—	(5)	(5)	—

Balance as of December 31, 2011	$4	$39	$11	$15	$39

Details of finite lived intangible assets

	Gross	Accumulated Amortization	Net
Finite-lived:
Contract manufacturing agreements	$151	$112	$39
Trademarks	96	81	15
Indefinite-lived	3,051	503	2,548

	$3,298	$696	$2,602

Finite lived intangible assets future amortization expense

Year	Amount
2012	$21
2013	16
2014	10
2015	1
2016	1
Thereafter	5

$54

Restructuring Charges (Tables)	12 Months Ended
Dec. 31, 2011
Restructuring Charges [Abstract]
Activities in restructuring reserves

	2009 Restructuring Charge	2008 Restructuring Charge
Original accrual	$—	$91
Utilized in 2008	—	(12)
Adjusted in 2008	—	(1)

Balance as of December 31, 2008	—	78
Original accrual	56	—
Utilized in 2009	(8)	(38)

Balance as of December 31, 2009	48	40
Utilized in 2010	(22)	(27)

Balance as of December 31, 2010	26	13
Utilized in 2011	(24)	(10)

Balance as of December 31, 2011	$2	$3

Income Per Share (Tables)	12 Months Ended
Dec. 31, 2011
Income Per Share [Abstract]
Components of the calculation of income per share

	For the Years Ended December 31,
	2011	2010	2009
Income from continuing operations	$1,406	$1,337	$955
Losses from discontinued operations	—	(216)	—

Net income	$1,406	$1,121	$955

Basic weighted average shares, in thousands	582,320	582,996	582,761
Effect of dilutive potential shares:
Stock units	3,063	1,858	891

Diluted weighted average shares, in thousands	585,383	584,854	583,652

Inventories (Tables)	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Components of inventories

	2011	2010
Leaf tobacco	$885	$997
Other raw materials	44	44
Work in process	60	64
Finished products	139	122
Other	24	25

Total	1,152	1,252
Less LIFO allowance	185	197

	$967	$1,055

Other Current Liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Other Current Liabilities [Abstract]
Other Current Liabilities

	2011	2010
Payroll and employee benefits	$134	$188
Pension and other postretirement benefits	83	96
Marketing and advertising	100	133
Declared dividends	323	285
Excise, franchise and property tax	158	160
Restructuring	5	36
Tobacco quota buyout	86	57
Individual Engle Progeny cases accrual	64	—
Other	179	192

	$1,132	$1,147

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Provision for income taxes from continuing operations

	2011	2010	2009
Current:
Federal	$572	$545	$592
State and other	108	136	134

	680	681	726

Deferred:
Federal	80	160	(154)
State and other	20	27	(5)

	100	187	(159)

	$780	$868	$567

Significant Components of deferred tax assets (liabilities)

	2011	2010
Deferred tax assets:
Pension and other postretirement liabilities	$707	$714
Tobacco settlement accruals	1,006	1,031
Other accrued liabilities	81	70
Other noncurrent liabilities	154	141

Subtotal	1,948	1,956
Less: valuation allowance	(33)	—

	1,915	1,956

Deferred tax liabilities:
LIFO inventories	(162)	(200)
Property and equipment	(239)	(218)
Trademarks and other intangibles	(950)	(978)
Other	(130)	(132)

	(1,481)	(1,528)

Net deferred tax asset	$434	$428

Current and noncurrent components of deferred tax assets (liabilities)

	2011	2010
Current deferred tax assets	$945	$946
Noncurrent deferred tax liabilities	(511)	(518)

	$434	$428

Pre-tax income for domestic and foreign operations

	2011	2010	2009
Domestic (includes U.S. exports)	$2,157	$2,204	$1,495
Foreign	29	1	27

	$2,186	$2,205	$1,522

Differences between the provision for income taxes from continuing operations and income taxes

	2011	2010	2009
Income taxes computed at statutory U.S. federal income tax rates	$765	$771	$533
State and local income taxes, net of federal tax benefits	96	101	80
Domestic manufacturing deduction	(60)	(54)	(41)
Other items, net	(21)	50	(5)

Provision for income taxes from continuing operations	$780	$868	$567

Effective tax rate	35.7%	39.4%	37.3%

Reconciliation of the unrecognized gross tax benefits

	2011	2010	2009
Balance at beginning of year	$127	$94	$97
Gross increases related to current period tax positions	6	37	6
Gross increases related to tax positions in prior periods	1	4	3
Gross decreases related to tax positions in prior periods	(1)	(1)	(4)
Gross increases (decreases) related to audit settlements	1	(4)	(3)
Gross decreases related to lapse of applicable statute of limitations	(6)	(3)	(5)

Balance at end of year	$128	$127	$94

Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2011
Borrowing Arrangements/Long-Term Debt [Abstract]
Long-term debt, net of discounts and including fair value adjustments

	2011	2010
RJR debt:
9.25%, notes due 2013	$60	$60
7.25% guaranteed, notes due 2012	—	61

Total RJR debt	60	121

RAI debt:
6.75% guaranteed, notes due 2017	797	811
7.25% guaranteed, notes due 2012	—	412
7.25% guaranteed, notes due 2013	624	623
7.25% guaranteed, notes due 2037	448	448
7.3% guaranteed, notes due 2015	199	199
7.625% guaranteed, notes due 2016	829	838
7.75% guaranteed, notes due 2018	249	249

Total RAI debt	3,146	3,580

Total long-term debt (less current maturities)	3,206	3,701
Current maturities of long-term debt	457	400

	$3,663	$4,101

Maturities of parent company and wholly owned company notes net of discount and excluding fair value adjustments

Year	RAI	RJR	Total
2012	$393	$58	$451
2013	624	60	684
2015	199	—	199
2016	773	—	773
2017 and thereafter	1,397	—	1,397

	$3,386	$118	$3,504

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Categories of the U.S. tobacco-related cases pending against RJR Tobacco

Case Type	RJR Tobacco’s Case Numbers as of December 31, 2011	Change in Number of Cases Since September 30, 2011 Increase/(Decrease)	Page Reference
Individual Smoking and Health	97	4	48
West Virginia IPIC (Number of Plaintiffs)*	1(577)	(– 11)	50
Engle Progeny (Number of Plaintiffs)**	6,561 (7,852)	– 32 (– 47)	51
Broin II	2,586	No Change	61
Class-Action	13	– 2	61
Health-Care Cost Recovery	3	No Change	67
State Settlement Agreements-Enforcement and Validity; Adjustments	32	– 1	74
Antitrust	1	No Change	79
Other Litigation and Developments	12	– 3	80

*	Includes as one case the 577 cases pending as a consolidated action In Re: Tobacco Litigation Individual Personal Injury Cases, sometimes referred to as West Virginia IPIC cases, described below. The West Virginia IPIC cases have been separated from the Individual Smoking and Health cases for reporting purposes.

**	The Engle Progeny cases have been separated from the Individual Smoking and Health cases for reporting purposes. The number of cases may decrease as the result of many of the multiple plaintiff federal court cases either being dismissed or consolidated.

Verdicts in the individual Engle Progeny cases that have been tried and remain pending

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Compensatory Damages (as adjusted)*	Punitive Damages	Appeal Status
Martin	66%	$3,300,000	$25,000,000	USSC petition filed
Campbell	39%	3,040,000	—	USSC petition filed
Gray	60%	4,200,000	2,000,000	USSC petition filed
Hall	65%	3,250,000	12,500,000	USSC petition filed

Totals		$13,790,000	$39,500,000

*	Compensatory damages are adjusted to reflect the reduction required by the allocation of fault. Punitive damages are not adjusted and reflect the amount of the final judgment(s) signed by the trial court judge(s). The amounts listed above do not include attorneys’ fees or statutory interest that may apply to the judgments should they ever have to be paid.

Plaintiff Case Name	RJR Tobacco Allocation of Fault	Compensatory Damages (as adjusted)*	Punitive Damages	Appeal Status
Sherman	50%	$775,000	$—	Pending — Fourth DCA
Brown	50%	600,000	—	Notice to invoke discretionary jurisdiction of Florida Supreme Court pending
Douglas	5%	250,000	—	Pending — Second DCA
Cohen	33.3%	3,300,000	10,000,000	Pending — Fourth DCA
Clay	60%	2,100,000	17,000,000	Affirmed by First DCA per curiam; seeking further review
Townsend	51%	5,500,000	40,800,000	Pending — First DCA
Putney	30%	4,500,000	2,500,000	Pending — Fourth DCA
Grossman	25%	484,000	—	Pending — Fourth DCA
Buonomo	77.5%	4,060,000	15,700,000	Pending — Fourth DCA
Alexander	51%	1,275,000	2,500,000	Affirmed by First DCA per curiam; seeking further review
Piendle	27.5%	1,100,000	180,000	Pending — Fourth DCA
Koballa	30%	300,000	—	Pending — Fifth DCA***
Webb	90%	7,200,000	72,000,000	Pending — First DCA
Kirkland	10%	10,000	250,000	Pending — Second DCA
Huish	25%	188,000	1,500,000	Pending — First DCA
Mack	51%	510,000	—	Pending — First DCA
Andy Allen	45%	$2,700,000	$8,100,000	Pending — First DCA
Jewett	20%	219,000	—	Pending — First DCA
Reese	30%	1,100,000	—	Pending — Third DCA
Soffer	40%	2,000,000	—	Pending — First DCA
Ciccone	30%	1,000,000	50,000	Pending — Fourth DCA
Weingart	3%	4,500	—	Pending — Fourth DCA
Bowman	30%	450,000	—	Pending — First DCA
Sury	20%	200,000	—	Post-trial motions pending**
Hallgren	25%	500,000	750,000	Post-trial motions pending**
Ward	30%	300,000	1,700,000	Post-trial motion pending**

Totals		$40,625,500	$173,030,000

*	Compensatory damages are adjusted to reflect the reduction required by the allocation of fault. Punitive damages are not adjusted and reflect the amount of the final judgment(s) signed by the trial court judge(s). The amounts listed above do not include attorneys’ fees or statutory interest that may apply to the judgments should they ever have to be paid.

**	Should the pending post-trial motions be denied, RJR Tobacco will file a notice of appeal with the DCA in which the cases are pending.

***	The court in Koballa found RJR Tobacco not liable for the plaintiff’s injuries, but awarded damages. For a detailed description of the case, see “— Engle and Engle Progeny Cases” below.

Commitments and Contingencies related to settlements

Unadjusted Original Participating Manufacturers’ Settlement Payment Schedule

	2009	2010	2011	2012 and thereafter
First Four States’ Settlements: (1)
Mississippi Annual Payment	$136	$136	$136	$136
Florida Annual Payment	440	440	440	440
Texas Annual Payment	580	580	580	580
Minnesota Annual Payment	204	204	204	204
Remaining States’ Settlement:
Annual Payments (1)	8,004	8,004	8,004	8,004
Growers’ Trust (2)	295	295	—	—
Offset by federal tobacco buyout (2)	(295)	(295)	—	—

Total	$9,364	$9,364	$9,364	$9,364

RAI’s Operating Subsidiaries’ Settlement Expenses and Payment Schedule

Settlement expenses	$2,540	$2,496	$2,435		—
Settlement cash payments	$2,249	$2,519	$2,492		—
Projected settlement expenses				$	>2,400
Projected settlement cash payments				$	>2,400

(1)

Subject to adjustments for changes in sales volume, inflation and other factors. All payments are to be allocated among the companies on the basis of relative market share. For further information, see “— State Settlement Agreements-Enforcement and Validity; Adjustments” below.

(2)

The Growers’ Trust payments expired December 2010 and were offset by certain obligations resulting from the federal tobacco buyout legislation, not included in this table, signed in October 2004. See “— Tobacco Buyout Legislation and Related Litigation” below.

Disputed portion of MSA payment obligation

Year for which NPM Adjustment Calculated	2003	2004	2005	2006	2007	2008
Year in which deduction from NPM may be taken	2006	2007	2008	2009	2010	2011
RJR Tobacco’s approximate share of disputed NPM Adjustment (millions)	$615	$562	$445	$419	$447	$477

Noncancellable operating leases future minimum lease payments

Noncancellable Operating Leases
2012	$20
2013	18
2014	15
2015	9
2016	4

Total	$66

Shareholders Equity (Tables)	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Declared quarterly cash dividends per share of common stock

	2011	2010	2009
First	$0.53	$0.45	$0.425
Second	$0.53	$0.45	$0.425
Third	$0.53	$0.45	$0.425
Fourth	$0.56	$0.49	$0.450

Changes in common stock outstanding

	2011	2010	2009
Shares outstanding at beginning of year	583,043,872	582,848,102	582,901,524
LTIP shares forfeited	(433)	(7,501)	(55,420)
LTIP tax shares repurchased and cancelled	(162,257)	(185,257)	(308,882)
Shares repurchased and cancelled	(6,776,637)	—	—
Stock options exercised	—	362,284	245,280
Equity incentive award plan shares issued	30,654	26,244	65,600

Shares outstanding at end of year	576,135,199	583,043,872	582,848,102

Stock Plans (Tables)	12 Months Ended
Dec. 31, 2011
Stock Plans [Abstract]
Information regarding stock-based awards outstanding

Grant Year	Plan	Number of Shares Granted	Grant Price	Type	Vesting Date	Number of Shares Cancelled	Number of Shares Vested
2009	LTIP	2,764,486	$16.550	Restricted Stock Units	March 2, 2012	448,475	—
2010	Omnibus	1,980,166	$26.620	Restricted Stock Units	March 1, 2013	353,655	—
2010	Omnibus	8,422	$27.655	Restricted Stock Units	March 1, 2013	5,704	—
2010	Omnibus	2,758	$29.425	Restricted Stock Units	March 1, 2013	—	—
2011	Omnibus	1,561,331	$33.990	Restricted Stock Units	March 1, 2014	102,474	—
2011	Omnibus	3,874	$39.590	Restricted Stock Units	March 1, 2014	—	—

Changes in restricted RAI common stock and restricted stock units

	Stock and Stock Units	Weighted Average Grant Date Fair Value
Outstanding at beginning of year	4,845,861	$21.87
Granted	1,565,205	34.00
Forfeited	(544,032)	24.93
Vested	(456,305)	30.94

Outstanding at end of year	5,410,729	24.30

Compensation Expense Related To Stock Based Compensation And Related Tax Benefits

Grant/Type	2011	2010	2009
2006 restricted stock	$—	$—	$(2)
2007 restricted stock and performance shares	—	1	5
2008 restricted stock	1	5	5
2009 restricted stock units	12	16	14
2010 restricted stock units	12	15	—
2011 restricted stock units	13	—	—

Total compensation expense	$38	$37	$22

Total related tax benefits	$13	$13	$8

Amounts related to performance share grants, restricted stock grants, restricted stock units grant

	2011	2010
Other current liabilities	$15	$—
Other noncurrent liabilities	10	14
Paid-in capital	81	58

Changes in RAI's stock options

	2011		2010		2009
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding at beginning of year	40,000	$17.45	485,468	$7.64	776,348	$7.38
Expired	—	—	(83,184)	6.63	—	—
Exercised	—	—	(362,284)	6.78	(290,880)	6.95

Outstanding at end of year	40,000	17.45	40,000	17.45	485,468	7.64

Exercisable at end of year	40,000	17.45	40,000	17.45	485,468	7.64

Cash proceeds related to stock options exercised and excess tax benefits related to stock-based compensation

	2011	2010	2009
Proceeds from exercise of stock options	$—	$2	$2
Excess tax benefits from stock-based compensation	1	2	2

Equity compensation plan information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved by Security Holders	8,116,094	(2)	$—	33,357,923
Equity Compensation Plans Not Approved by Security Holders (1)	40,000		17.45	1,112,305

Total	8,156,094	(2)	17.45	34,470,228

(1)	The EIAP was approved by RJR’s sole shareholder, NGH, prior to RJR’s spin-off on June 15, 1999.

(2)

Consists of restricted stock units. These restricted stock units represent the maximum number, 150%, of shares to be awarded under the best-case targets that may not be achieved, and accordingly, may overstate expected dilution.

Retirement Benefits (Tables)	12 Months Ended
Dec. 31, 2011
Retirement Benefits [Abstract]
Changes in benefit obligations and plan assets and the funded status

	Pension Benefits		Postretirement Benefits
	2011	2010	2011	2010
Change in benefit obligation:
Obligation at beginning of year	$5,529	$5,270	$1,436	$1,351
Service cost	26	29	3	4
Interest cost	300	319	75	80
Actuarial loss	320	324	59	148
Plan amendments	—	—	(45)	(51)
Benefits paid	(397)	(410)	(94)	(97)
Settlements	(9)	—	—	—
Curtailment	—	(3)	—	1
One-time cost	(3)	—	—	—

Obligation at end of year	$5,766	$5,529	$1,434	$1,436

Change in plan assets:
Fair value of plan assets at beginning of year	$4,934	$4,054	$270	$270
Actual return on plan assets	362	479	1	31
Employer contributions	220	811	78	66
Benefits paid	(397)	(410)	(94)	(97)
Settlements	(9)	—	—	—

Fair value of plan assets at end of year	$5,110	$4,934	$255	$270

Funded status	$(656)	$(595)	$(1,179)	$(1,166)

Amounts recognized in the consolidated balance sheets consist of:
Noncurrent assets — other assets and deferred charges	7	3	—	—
Accrued benefit — other current liability	(9)	(18)	(74)	(78)
Accrued benefit — long-term retirement benefits	(654)	(580)	(1,105)	(1,088)

Net amount recognized	(656)	(595)	(1,179)	(1,166)
Accumulated other comprehensive loss	596	382	2	(23)

Net amounts recognized in the consolidated balance sheets	$(60)	$(213)	$(1,177)	$(1,189)

Accumulated other comprehensive loss

	2011			2010
	Pension Benefits	Postretirement Benefits	Total	Pension Benefits	Postretirement Benefits	Total
Prior service cost (credit)	$26	$(135)	$(109)	$30	$(119)	$(89)
Net actuarial loss	570	137	707	352	96	448
Deferred income taxes	(245)	(23)	(268)	(160)	(13)	(173)

Accumulated other comprehensive loss	$351	$(21)	$330	$222	$(36)	$186

Changes in accumulated other comprehensive loss

	2011			2010
	Pension Benefits	Postretirement Benefits	Total	Pension Benefits	Postretirement Benefits	Total
Prior service credit	$—	$(45)	$(45)	$—	$(51)	$(51)
Net actuarial loss	331	76	407	185	136	321
Amortization of prior service cost (credit)	(4)	29	25	(4)	24	20
One-time cost	(3)	—	(3)	—	—	—
MTM adjustment	(110)	(35)	(145)	(3)	(107)	(110)
Deferred income tax expense	(85)	(10)	(95)	(72)	(30)	(102)

Change in accumulated other comprehensive loss	$129	$15	$144	$106	$(28)	$78

Weighted-average assumptions used to determine benefit obligations

	Pension Benefits		Postretirement
	2011	2010	2011	2010
Weighted-average assumptions used to determine benefit obligations at December 31:
Discount rate	5.00%	5.66%	4.84%	5.52%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%

Accumulated benefit obligations

	December 31,
	2011	2010
Projected benefit obligation	$5,737	$5,499
Accumulated benefit obligation	5,630	5,380
Plan assets	5,074	4,901

Components of the total benefit cost and assumptions

	Pension Benefits			Postretirement Benefits
	2011	2010	2009	2011	2010	2009
Components of total benefit cost:
Service cost	$26	$29	$31	$3	$4	$4
Interest cost	300	319	319	75	80	80
Expected return on plan assets	(373)	(343)	(264)	(18)	(18)	(16)
Amortization of prior service cost (credit)	4	4	4	(29)	(24)	(24)
MTM adjustment	110	3	14	35	107	35
Curtailment	—	—	—	—	1	—
Special termination benefits	—	—	8	—	—	—
Settlements	—	—	1	—	—	—

Total benefit cost	$67	$12	$113	$66	$150	$79

Weighted-average assumptions used to determine net periodic benefit cost

	Pension Benefits			Postretirement Benefits
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	5.66%	6.30%	6.40%	5.52%	6.20%	6.39%
Expected long-term return on plan assets	7.73%	8.24%	8.24%	7.00%	7.00%	6.80%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

Pension and postretirement plans weighted-average asset allocations

	Pension Plans
	2011 Target(1)	2011	2010 Target(1)	2010
Asset Category:
Domestic equities	9%	11%	27%	28%
International equities	11%	13%	13%	12%
Global equities	9%	6%	5%	7%
Fixed income	53%	55%	40%	38%
High yield fixed income	3%	3%	2%	3%
Hedge funds	4%	5%	7%	6%
Private equity	1%	1%	2%	1%
Real estate	4%	4%	2%	3%
Global tactical asset allocation	2%	2%	2%	2%
Commodities (2)	4%	—%	—%	—%

Total	100%	100%	100%	100%

(1)	Allows for a rebalancing range of up to 5 percentage points around target asset allocations.

(2)	Commodities were approved in December 2011 and are expected to be funded in 2012.

	Postretirement Plans
	2011 Target(1)	2011	2010 Target(1)	2010
Asset Category:
Domestic equities	21%	21%	42%	43%
International equities	21%	19%	16%	16%
Fixed income	58%	57%	39%	36%
Hedge funds	—%	—%	1%	1%
Cash and other	—%	3%	2%	4%

Total	100%	100%	100%	100%

(1)	Allows for a rebalancing range of up to 5 percentage points around target asset allocations.

Pension and postretirement plan assets carried at fair value

Pension Plans	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$765	$247	$—	$1,012
International equities	118	401	—	519
Global equities	322	—	—	322
Fixed income	40	2,082	36	2,158
High yield fixed income	—	144	—	144
Hedge funds	—	—	249	249
Private equity	—	—	46	46
Real estate	35	—	161	196
Global tactical asset allocation	—	91	—	91
Other	1	77	2	80

Total	$1,281	$3,042	$494	$4,817

Postretirement Plans	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$—	$54	$—	$54
International equities	—	48	—	48
Fixed income	15	129	—	144
Other	—	6	—	6

Total	$15	$237	$—	$252

(1)	See note 1 for additional information on the fair value hierarchy.

Pension Plans	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$781	$246	$—	$1,027
International equities	126	468	—	594
Global equities	351	1	—	352
Fixed income	34	1,542	55	1,631
High yield fixed income	—	136	—	136
Hedge funds	—	2	274	276
Private equity	—	3	45	48
Real estate	46	20	90	156
Global tactical asset allocation	—	98	—	98
Other	4	564	3	571

Total	$1,342	$3,080	$467	$4,889

Postretirement Plans	Level 1	Level 2	Level 3	Total
Asset Category:
Domestic equities	$—	$115	$—	$115
International equities	—	44	—	44
Fixed income	1	95	—	96
Hedge funds	—	—	1	1
Real estate and other	—	14	—	14

Total	$1	$268	$1	$270

(1)	See note 1 for additional information on the fair value hierarchy.

Transfers of pension and postretirement plan assets in and out of Level 3

	Balance as of January 1, 2011	Purchases, Sales, Issuances and Settlements (net)	Realized Gains	Unrealized Gains (Losses)	Transferred From Other Levels(1)	Balance as of December 31, 2011
Fixed income	$55	$(24)	$11	$(8)	$2	$36
Hedge funds	275	(19)	47	(54)	—	249
Private equity	45	(4)	4	1	—	46
Real estate	90	54	1	16	—	161
Other	3	—	(1)	—	—	2

Total	$468	$7	$62	$(45)	$2	$494

(1)	Transfers in and out of Level 3 occur using the fair value at the beginning of the period.

	Balance as of January 1, 2010	Purchases, Sales, Issuances and Settlements (net)	Realized Gains	Unrealized Gains (Losses)	Transferred From Other Levels	Balance as of December 31, 2010
Fixed income	$96	$(54)	$18	$(5)	$—	$55
Hedge funds	291	(33)	15	2	—	275
Private equity	43	(3)	1	4	—	45
Real estate	31	52	—	7	—	90
Other	3	—	—	—	—	3

Total	$464	$(38)	$34	$8	$—	$468

Additional information relating to significant postretirement plans

	2011	2010
Weighted-average health-care cost trend rate assumed for the following year	12.94%	15.18%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2018	2018

Effect of one-percentage-point change in assumed health-care cost trend rates

	1-Percentage Point Increase	1-Percentage Point Decrease
Effect on total of service and interest cost components	$4	$(4)
Effect on benefit obligation	75	(65)

Estimated future benefits payments

		Postretirement Benefits
Year	Pension Benefits	Gross Projected Benefit Payments Before Medicare Part D Subsidies	Expected Medicare Part D Subsidies	Net Projected Benefit Payments After Medicare Part D Subsidies
2012	$407	$109	$3	$106
2013	399	112	3	109
2014	395	113	4	109
2015	395	112	4	108
2016	397	111	4	107
2017-2021	1,951	530	26	504

Segment Information (Tables)	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information Related to Sales, Income, and Assets

	2011	2010(3)	2009(3)
Net sales:
RJR Tobacco	$7,317	$7,368	$7,354
American Snuff	648	719	673
Santa Fe	416	338	269
All Other	160	126	123

Consolidated net sales	$8,541	$8,551	$8,419

Operating income:
RJR Tobacco	$1,958	$2,096	$1,493
American Snuff	331	320	276
Santa Fe	186	123	86
All Other	18	(14)	14
Corporate expense	(94)	(93)	(106)

Consolidated operating income	$2,399	$2,432	$1,763

Cash capital expenditures:
RJR Tobacco	$55	$52	$55
American Snuff	106	104	75
Santa Fe	7	2	7
All Other	22	16	4

Consolidated capital expenditures	$190	$174	$141

Depreciation and amortization expense:
RJR Tobacco	$110	$119	$123
American Snuff	17	17	13
Santa Fe	5	7	6
All Other	6	8	2

Consolidated depreciation and amortization expense	$138	$151	$144

Reconciliation to income from continuing operations before income taxes:
Operating income (1)(2)	$2,399	$2,432	$1,763
Interest and debt expense	221	232	251
Interest income	(11)	(12)	(19)
Other expense, net	3	7	9

Income from continuing operations before income taxes	$2,186	$2,205	$1,522

(1)	Includes restructuring and/or asset impairment charges of $38 million and $56 million for the years ended December 31, 2010 and 2009, respectively.

(2)	Includes trademark and/or goodwill impairment charges of $48 million, $32 million and $567 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(3)	Revised financial data for 2010 and 2009 to reflect RAI’s elective change in accounting for pension and postretirement benefits. See note 1 to consolidated financial statements.

Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Summary of balances and transactions

	2011	2010
Accounts receivable	$67	$48
Accounts payable	2	4
Deferred revenue	42	53

Significant transactions:

	2011	2010	2009
Net sales	$479	$381	$404
Purchases	11	12	16
RAI common stock purchases from B&W	114	—	—
Research and development services billings	5	4	2

RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Tables)	12 Months Ended
Dec. 31, 2011
RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements [Abstract]
Condensed Consolidating Statements of Income

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Net sales	$—	$7,971	$116	$(25)	$8,062
Net sales, related party	—	479	—	—	479

Net Sales	—	8,450	116	(25)	8,541
Cost of products sold	—	4,460	29	(25)	4,464
Selling, general and administrative expenses	129	1,386	91	—	1,606
Amortization expense	—	24	—	—	24
Trademark impairment charges	—	48	—	—	48

Operating income (loss)	(129)	2,532	(4)	—	2,399
Interest and debt expense	213	125	—	(117)	221
Interest income	(118)	(4)	(6)	117	(11)
Other expense (income), net	8	(47)	(1)	43	3

Income (loss) before income taxes	(232)	2,458	3	(43)	2,186
Provision for (benefit from) income taxes	(89)	875	(6)	—	780
Equity income from subsidiaries	1,549	20	—	(1,569)	—

Net income	$1,406	$1,603	$9	$(1,612)	$1,406

For the Year Ended December 31, 2010
Net sales	$—	$8,118	$147	$(95)	$8,170
Net sales, related party	—	381	—	—	381

Net Sales	—	8,499	147	(95)	8,551
Cost of products sold	—	4,569	72	(97)	4,544
Selling, general and administrative expenses	20	1,380	81	(1)	1,480
Amortization expense	—	25	—	—	25
Asset impairment and exit charges	—	24	14	—	38
Trademark impairment charges	—	6	—	—	6
Goodwill impairment charge	—	26	—	—	26

Operating income (loss)	(20)	2,469	(20)	3	2,432
Interest and debt expense	223	127	1	(119)	232
Interest income	(119)	(4)	(8)	119	(12)
Other expense (income), net	2	(39)	1	43	7

Income (loss) before income taxes	(126)	2,385	(14)	(40)	2,205
Provision for (benefit from) income taxes	(42)	919	(10)	1	868
Equity income (loss) from subsidiaries	1,205	(68)	—	(1,137)	—

Income (loss) from continuing operations	1,121	1,398	(4)	(1,178)	1,337
Losses from discontinued operations, net of tax	—	(142)	(74)	—	(216)

Net income (loss)	$1,121	$1,256	$(78)	$(1,178)	$1,121

For the Year Ended December 31, 2009
Net sales	$—	$7,985	$162	$(132)	$8,015
Net sales, related party	—	404	—	—	404

Net Sales	—	8,389	162	(132)	8,419
Cost of products sold	—	4,544	76	(132)	4,488
Selling, general and administrative expenses	20	1,425	72	—	1,517
Amortization expense	—	28	—	—	28
Restructuring charge	—	56	—	—	56
Trademark impairment charges	—	567	—	—	567

Operating income (loss)	(20)	1,769	14	—	1,763
Interest and debt expense	242	123	1	(115)	251
Interest income	(115)	(9)	(10)	115	(19)
Other expense (income), net	(4)	(30)	—	43	9

Income (loss) before income taxes	(143)	1,685	23	(43)	1,522
Provision for (benefit from) income taxes	(49)	616	—	—	567
Equity income from subsidiaries	1,049	26	—	(1,075)	—

Net income	$955	$1,095	$23	$(1,118)	$955

Condensed Consolidating Statements of Comprehensive Income

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Net income	$1,406	$1,603	$9	$(1,612)	$1,406
Other comprehensive income (loss), net of tax:
Retirement benefits	(144)	(141)	6	135	(144)
Unrealized loss on long-term investments	(12)	(12)	—	12	(12)
Cumulative translation adjustment and other	(8)	(8)	(11)	19	(8)

Comprehensive income	$1,242	$1,442	$4	$(1,446)	$1,242

For the Year Ended December 31, 2010
Net income (loss)	$1,121	$1,256	$(78)	$(1,178)	$1,121
Other comprehensive income (loss), net of tax:
Retirement benefits	(78)	(80)	(1)	81	(78)
Unrealized gain on long-term investments	21	21	—	(21)	21
Cumulative translation adjustment and other	(8)	(8)	(17)	25	(8)

Comprehensive income (loss)	$1,056	$1,189	$(96)	$(1,093)	$1,056

For the Year Ended December 31, 2009
Net income	$955	$1,095	$23	$(1,118)	$955
Other comprehensive income, net of tax:
Retirement benefits	274	274	—	(274)	274
Unrealized gain on long-term investments	4	4	—	(4)	4
Cumulative translation adjustment and other	3	3	10	(13)	3

Comprehensive income	$1,236	$1,376	$33	$(1,409)	$1,236

Condensed Consolidating Statements of Cash Flows

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Cash flows from (used in) operating activities	$641	$1,571	$(3)	$(789)	$1,420

Cash flows from (used in) investing activities:
Proceeds from settlement of long-term investments	—	2	—	—	2
Capital expenditures	—	(190)	—	—	(190)
Net proceeds from sale of business	79	123	—	—	202
Proceeds from termination of joint venture	—	—	32	—	32
Return of intercompany investments	1,040	—	—	(1,040)	—
Other, net	40	58	—	(84)	14

Net cash flows from (used in) investing activities	1,159	(7)	32	(1,124)	60

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(740)	(6)	746	(1,212)
Repurchase of common stock	(282)	—	—	—	(282)
Repayments of long-term debt	(400)	—	—	—	(400)
Proceeds from termination of interest rate swaps	185	1	—	—	186
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(1,040)	—	1,040	—
Other, net	(47)	(40)	(3)	84	(6)

Net cash flows used in financing activities	(1,799)	(1,819)	(9)	1,913	(1,714)

Effect of exchange rate changes on cash and cash equivalents	—	—	(5)	—	(5)

Net change in cash and cash equivalents	1	(255)	15	—	(239)
Cash and cash equivalents at beginning of year	327	1,616	252	—	2,195

Cash and cash equivalents at end of year	$328	$1,361	$267	$—	$1,956

For the Year Ended December 31, 2010
Cash flows from operating activities	$442	$1,153	$13	$(343)	$1,265

Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments	—	4	—	—	4
Proceeds from settlement of long-term investments	—	13	—	—	13
Capital expenditures	—	(171)	(3)	—	(174)
Proceeds from termination of joint venture	—	—	28	—	28
Return of intercompany investments	897	—	—	(897)	—
Contributions to intercompany investments	—	(75)	—	75	—
Other, net	40	26	—	(63)	3

Net cash flows from (used in) investing activities	937	(203)	25	(885)	(126)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,049)	(300)	—	300	(1,049)
Repurchase of common stock	(5)	—	—	—	(5)
Repayments of long-term debt	(300)	—	—	—	(300)
Dividends paid on preferred stock	(43)	—	—	43	—
Receipt of equity	—	—	75	(75)	—
Distribution of equity	—	(897)	—	897	—
Other, net	(16)	(40)	(2)	63	5

Net cash flows from (used in) financing activities	(1,413)	(1,237)	73	1,228	(1,349)

Effect of exchange rate changes on cash and cash equivalents	—	—	(11)	—	(11)

Net cash flow related to discontinued operations, net of tax	—	(233)	(74)	—	(307)

Net change in cash and cash equivalents	(34)	(520)	26	—	(528)
Cash and cash equivalents at beginning of year	361	2,136	226	—	2,723

Cash and cash equivalents at end of year	$327	$1,616	$252	$—	$2,195

For the Year Ended December 31, 2009
Cash flows from operating activities	$678	$1,630	$29	$(883)	$1,454

Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments	1	18	—	—	19
Proceeds from settlement of long-term investments	—	6	—	—	6
Capital expenditures	—	(137)	(4)	—	(141)
Acquisition, net of cash acquired	—	—	(43)	—	(43)
Proceeds from termination of joint venture	—	—	24	—	24
Return of intercompany investments	610	—	—	(610)	—
Other, net	40	29	—	(57)	12

Net cash flows from (used in) investing activities	651	(84)	(23)	(667)	(123)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(991)	(840)	—	840	(991)
Repurchase of common stock	(5)	—	—	—	(5)
Repayments of long-term debt	(189)	(11)	—	—	(200)
Dividends paid on preferred stock	(43)	—	—	43	—
Distribution of equity	—	(610)	—	610	—
Other, net	(12)	(40)	(1)	57	4

Net cash flows used in financing activities	(1,240)	(1,501)	(1)	1,550	(1,192)

Effect of exchange rate changes on cash and cash equivalents	—	—	6	—	6

Net change in cash and cash equivalents	89	45	11	—	145
Cash and cash equivalents at beginning of year	272	2,091	215	—	2,578

Cash and cash equivalents at end of year	$361	$2,136	$226	$—	$2,723

Condensed Consolidating Balance Sheets

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2011
Assets
Cash and cash equivalents	$328	$1,361	$267	$—	$1,956
Accounts receivable	—	77	24	—	101
Accounts receivable, related party	—	67	—	—	67
Other receivables	95	50	39	(138)	46
Inventories	—	929	38	—	967
Deferred income taxes, net	—	952	1	(8)	945
Prepaid expenses and other	19	200	7	(1)	225

Total current assets	442	3,636	376	(147)	4,307
Property, plant and equipment, net	5	1,061	3	1	1,070
Trademarks and other intangible assets, net	—	2,553	49	—	2,602
Goodwill	—	7,999	11	—	8,010
Long-term intercompany notes	1,960	1,325	—	(3,285)	—
Investment in subsidiaries	9,139	463	—	(9,602)	—
Other assets and deferred charges	68	171	71	(45)	265

Total assets	$11,614	$17,208	$510	$(13,078)	$16,254

Liabilities and shareholders’ equity
Accounts payable	$—	$107	$6	$—	$113
Tobacco settlement accruals	—	2,530	—	—	2,530
Due to related party	—	2	—	—	2
Deferred revenue, related party	—	42	—	—	42
Current maturities of long-term debt	399	58	—	—	457
Other current liabilities	421	827	31	(147)	1,132

Total current liabilities	820	3,566	37	(147)	4,276
Intercompany notes and interest payable	1,325	1,960	—	(3,285)	—
Long-term debt (less current maturities)	3,145	61	—	—	3,206
Deferred income taxes, net	—	553	3	(45)	511
Long-term retirement benefits (less current portion)	48	1,699	12	—	1,759
Other noncurrent liabilities	25	224	2	—	251
Shareholders’ equity	6,251	9,145	456	(9,601)	6,251

Total liabilities and shareholders’ equity	$11,614	$17,208	$510	$(13,078)	$16,254

	Parent Issuer	Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2010
Assets
Cash and cash equivalents	$327	$1,616	$252	$—	$2,195
Accounts receivable	—	103	15	—	118
Accounts receivable, related party	—	48	—	—	48
Other receivables	80	161	35	(232)	44
Inventories	—	1,022	34	(1)	1,055
Deferred income taxes, net	10	934	2	—	946
Prepaid expenses and other	38	155	4	(2)	195
Assets held for sale	—	201	—	—	201

Total current assets	455	4,240	342	(235)	4,802
Property, plant and equipment, net	6	991	4	1	1,002
Trademarks and other intangible assets, net	—	2,625	50	—	2,675
Goodwill	—	7,991	19	—	8,010
Long-term intercompany notes	2,000	1,366	—	(3,366)	—
Investment in subsidiaries	9,696	462	—	(10,158)	—
Other assets and deferred charges	267	242	100	(20)	589

Total assets	$12,424	$17,917	$515	$(13,778)	$17,078

Liabilities and shareholders’ equity
Accounts payable	$—	$175	$4	$—	$179
Tobacco settlement accruals	—	2,589	—	—	2,589
Due to related party	—	4	—	—	4
Deferred revenue, related party	—	53	—	—	53
Current maturities of long-term debt	400	—	—	—	400
Other current liabilities	489	855	37	(234)	1,147

Total current liabilities	889	3,676	41	(234)	4,372
Intercompany notes and interest payable	1,366	2,000	—	(3,366)	—
Long-term debt (less current maturities)	3,580	121	—	—	3,701
Deferred income taxes, net	—	535	3	(20)	518
Long-term retirement benefits (less current portion)	34	1,622	12	—	1,668
Other noncurrent liabilities	45	262	2	—	309
Shareholders’ equity	6,510	9,701	457	(10,158)	6,510

Total liabilities and shareholders’ equity	$12,424	$17,917	$515	$(13,778)	$17,078

RJR Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Tables)	12 Months Ended
Dec. 31, 2011
RJR Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements [Abstract]
Condensed Consolidating Statements of Income

Condensed Consolidating Statements of Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Net sales	$—	$—	$6,908	$1,204	$(50)	$8,062
Net sales, related party	—	—	478	1	—	479

Net Sales	—	—	7,386	1,205	(50)	8,541
Cost of products sold	—	—	4,133	381	(50)	4,464
Selling, general and administrative expenses	129	(7)	1,164	320	—	1,606
Amortization expense	—	—	22	2	—	24
Trademark impairment charges	—	—	43	5	—	48

Operating income (loss)	(129)	7	2,024	497	—	2,399
Interest and debt expense	213	8	—	162	(162)	221
Interest income	(118)	(5)	(44)	(6)	162	(11)
Other expense (income), net	8	(45)	—	(3)	43	3

Income (loss) before income taxes	(232)	49	2,068	344	(43)	2,186
Provision for (benefit from) income taxes	(89)	1	752	116	—	780
Equity income from subsidiaries	1,549	1,344	28	—	(2,921)	—

Net income	$1,406	$1,392	$1,344	$228	$(2,964)	$1,406

For the Year Ended December 31, 2010
Net sales	$—	$—	$7,093	$1,230	$(153)	$8,170
Net sales, related party	—	—	371	10	—	381

Net Sales	—	—	7,464	1,240	(153)	8,551
Cost of products sold	—	—	4,264	435	(155)	4,544
Selling, general and administrative expenses	20	(2)	1,124	339	(1)	1,480
Amortization expense	—	—	24	1	—	25
Asset impairment and exit charges	—	—	24	14	—	38
Trademark impairment charges	—	—	—	6	—	6
Goodwill impairment charge	—	—	—	26	—	26

Operating income (loss)	(20)	2	2,028	419	3	2,432
Interest and debt expense	223	8	—	166	(165)	232
Interest income	(119)	(5)	(45)	(8)	165	(12)
Other expense (income), net	2	(43)	8	(3)	43	7

Income (loss) before income taxes	(126)	42	2,065	264	(40)	2,205
Provision for (benefit from) income taxes	(42)	(2)	814	97	1	868
Equity income from subsidiaries	1,205	951	5	—	(2,161)	—

Income from continuing operations	1,121	995	1,256	167	(2,202)	1,337
Gains (losses) from discontinued operations, net of tax	—	88	(230)	(74)	—	(216)

Net income	$1,121	$1,083	$1,026	$93	$(2,202)	$1,121

For the Year Ended December 31, 2009
Net sales	$—	$—	$7,078	$1,139	$(202)	$8,015
Net sales, related party	—	—	396	8	—	404

Net Sales	—	—	7,474	1,147	(202)	8,419
Cost of products sold	—	—	4,297	393	(202)	4,488
Selling, general and administrative expenses	20	4	1,183	310	—	1,517
Amortization expense	—	—	27	1	—	28
Restructuring charge	—	—	56	—	—	56
Trademark impairment charges	—	—	491	76	—	567

Operating income (loss)	(20)	(4)	1,420	367	—	1,763
Interest and debt expense	242	8	1	171	(171)	251
Interest income	(115)	(8)	(56)	(11)	171	(19)
Other expense (income), net	(4)	(31)	2	(1)	43	9

Income (loss) before income taxes	(143)	27	1,473	208	(43)	1,522
Provision for (benefit from) income taxes	(49)	(5)	562	59	—	567
Equity income from subsidiaries	1,049	939	26	—	(2,014)	—

Net income	$955	$971	$937	$149	$(2,057)	$955

Condensed Consolidating Statements of Comprehensive Income

Condensed Consolidating Statements of Comprehensive Income

(Dollars in Millions)

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Net income	$1,406	$1,392	$1,344	$228	$(2,964)	$1,406
Other comprehensive income (loss), net of tax:
Retirement benefits	(144)	(153)	(158)	18	293	(144)
Unrealized gain (loss) on long-term investments	(12)	(11)	1	—	10	(12)
Cumulative translation adjustment and other	(8)	(9)	(9)	(11)	29	(8)

Comprehensive income	$1,242	$1,219	$1,178	$235	$(2,632)	$1,242

For the Year Ended December 31, 2010
Net income	$1,121	$1,083	$1,026	$93	$(2,202)	$1,121
Other comprehensive income (loss), net of tax:
Retirement benefits	(78)	(56)	(56)	(25)	137	(78)
Unrealized gain on long-term investments	21	21	17	—	(38)	21
Cumulative translation adjustment and other	(8)	(8)	(8)	(17)	33	(8)

Comprehensive income	$1,056	$1,040	$979	$51	$(2,070)	$1,056

For the Year Ended December 31, 2009
Net income	$955	$971	$937	$149	$(2,057)	$955
Other comprehensive income (loss), net of tax:
Retirement benefits	274	275	275	(1)	(549)	274
Unrealized gain (loss) on long-term investments	4	4	(7)	—	3	4
Cumulative translation adjustment and other	3	3	3	9	(15)	3

Comprehensive income	$1,236	$1,253	$1,208	$157	$(2,618)	$1,236

Condensed Consolidating Statements of Cash Flows

Condensed Consolidating Statements of Cash Flows

(Dollars in Millions)

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2011
Cash flows from operating activities	$641	$1,319	$1,195	$313	$(2,048)	$1,420

Cash flows from (used in) investing activities:
Proceeds from settlement of long-term investments	—	—	2	—	—	2
Capital expenditures	—	—	(55)	(135)	—	(190)
Net proceeds from sale of business	79	—	123	—	—	202
Proceeds from termination of joint venture	—	—	—	32	—	32
Return of intercompany investments	1,040	340	—	—	(1,380)	—
Other, net	40	20	91	—	(137)	14

Net cash flows from (used in) investing activities	1,159	360	161	(103)	(1,517)	60

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(740)	(1,265)	—	2,005	(1,212)
Repurchase of common stock	(282)	—	—	—	—	(282)
Repayment of long-term debt	(400)	—	—	—	—	(400)
Proceeds from termination of interest rate swaps	185	1	—	—	—	186
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(910)	(340)	(130)	1,380	—
Other, net	(47)	(36)	—	(60)	137	(6)

Net cash flows used in financing activities	(1,799)	(1,685)	(1,605)	(190)	3,565	(1,714)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	(5)	—	(5)

Net change in cash and cash equivalents	1	(6)	(249)	15	—	(239)
Cash and cash equivalents at beginning of year	327	14	1,506	348	—	2,195

Cash and cash equivalents at end of year	$328	$8	$1,257	$363	$—	$1,956

For the Year Ended December 31, 2010
Cash flows from operating activities	$442	$445	$947	$179	$(748)	$1,265

Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments	—	1	2	1	—	4
Proceeds from settlement of long-term investments	—	—	13	—	—	13
Capital expenditures	—	—	(52)	(123)	1	(174)
Proceeds from termination of joint venture	—	—	—	28	—	28
Return on intercompany investments	897	795	—	—	(1,692)	—
Contributions to intercompany investments	—	(75)	—	—	75	—
Other, net	40	23	25	1	(86)	3

Net cash flows from (used in) investing activities	937	744	(12)	(93)	(1,702)	(126)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,049)	(300)	(405)	—	705	(1,049)
Repurchase of common stock	(5)	—	—	—	—	(5)
Repayment of long-term debt	(300)	—	—	—	—	(300)
Dividends paid on preferred stock	(43)	—	—	—	43	—
Receipt of equity	—	—	—	75	(75)	—
Distribution of equity	—	(897)	(795)	—	1,692	—
Other, net	(16)	1	—	(65)	85	5

Net cash flows from (used in) financing activities	(1,413)	(1,196)	(1,200)	10	2,450	(1,349)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	(11)	—	(11)

Net cash flows related to discontinued operations, net of tax benefit	—	(3)	(230)	(74)	—	(307)

Net change in cash and cash equivalents	(34)	(10)	(495)	11	—	(528)
Cash and cash equivalents at beginning of year	361	24	2,001	337	—	2,723

Cash and cash equivalents at end of year	$327	$14	$1,506	$348	$—	$2,195

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
For the Year Ended December 31, 2009
Cash flows from operating activities	$678	$1,464	$1,394	$161	$(2,243)	$1,454

Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments	1	5	12	1	—	19
Proceeds from settlement of long-term investments	—	—	6	—	—	6
Capital expenditures	—	—	(55)	(86)	—	(141)
Acquisition, net of cash acquired	—	—	—	(43)	—	(43)
Proceeds from termination of joint venture	—	—	—	24	—	24
Return of intercompany investments	610	—	—	—	(610)	—
Other, net	40	9	27	—	(64)	12

Net cash flows from (used in) investing activities	651	14	(10)	(104)	(674)	(123)

Cash flows from (used in) financing activities:
Dividends paid on common stock	(991)	(840)	(1,360)	—	2,200	(991)
Repurchase of common stock	(5)	—	—	—	—	(5)
Repayment of long-term debt	(189)	(11)	—	—	—	(200)
Dividends paid on preferred stock	(43)	—	—	—	43	—
Distribution of equity	—	(610)	—	—	610	—
Other, net	(12)	1	—	(49)	64	4

Net cash flows used in financing activities	(1,240)	(1,460)	(1,360)	(49)	2,917	(1,192)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	6	—	6

Net change in cash and cash equivalents	89	18	24	14	—	145
Cash and cash equivalents at beginning of year	272	6	1,977	323	—	2,578

Cash and cash equivalents at end of year	$361	$24	$2,001	$337	$—	$2,723

Condensed Consolidating Balance Sheets

Condensed Consolidating Balance Sheets

(Dollars in Millions)

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2011
Assets
Cash and cash equivalents	$328	$8	$1,257	$363	$—	$1,956
Accounts receivable	—	—	62	39	—	101
Accounts receivable, related party	—	—	67	—	—	67
Other receivables	95	38	145	110	(342)	46
Inventories	—	—	480	487	—	967
Deferred income taxes, net	—	1	907	45	(8)	945
Prepaid expenses and other	19	—	178	28	—	225

Total current assets	442	47	3,096	1,072	(350)	4,307
Property, plant and equipment, net	5	—	652	412	1	1,070
Trademarks and other intangible assets, net	—	—	1,251	1,351	—	2,602
Goodwill	—	—	5,303	2,707	—	8,010
Long-term intercompany notes	1,960	157	1,325	—	(3,442)	—
Investment in subsidiaries	9,139	7,076	456	—	(16,671)	—
Other assets and deferred charges	68	24	157	72	(56)	265

Total assets	$11,614	$7,304	$12,240	$5,614	$(20,518)	$16,254

Liabilities and shareholders’ equity
Accounts payable	$—	$—	$87	$26	$—	$113
Tobacco settlement accruals	—	—	2,461	69	—	2,530
Due to related party	—	—	2	—	—	2
Deferred revenue, related party	—	—	42	—	—	42
Current maturities of long-term debt	399	58	—	—	—	457
Other current liabilities	421	100	711	250	(350)	1,132

Total current liabilities	820	158	3,303	345	(350)	4,276
Intercompany notes and interest payable	1,325	—	—	2,117	(3,442)	—
Long-term debt (less current maturities)	3,145	61	—	—	—	3,206
Deferred income taxes, net	—	—	60	507	(56)	511
Long-term retirement benefits (less current portion)	48	24	1,579	108	—	1,759
Other noncurrent liabilities	25	1	222	3	—	251
Shareholders’ equity	6,251	7,060	7,076	2,534	(16,670)	6,251

Total liabilities and shareholders’ equity	$11,614	$7,304	$12,240	$5,614	$(20,518)	$16,254

	Parent Guarantor	Issuer	Other Guarantors	Non- Guarantors	Eliminations	Consolidated
December 31, 2010
Assets
Cash and cash equivalents	$327	$14	$1,506	$348	$—	$2,195
Accounts receivable	—	—	50	68	—	118
Accounts receivable, related party	—	—	48	—	—	48
Other receivables	80	33	225	90	(384)	44
Inventories	—	—	600	456	(1)	1,055
Deferred income taxes, net	10	1	892	43	—	946
Prepaid expenses and other	38	—	130	30	(3)	195
Assets held for sale	—	—	20	181	—	201

Total current assets	455	48	3,471	1,216	(388)	4,802
Property, plant and equipment, net	6	—	689	306	1	1,002
Trademarks and other intangible assets, net	—	—	1,316	1,359	—	2,675
Goodwill	—	—	5,303	2,707	—	8,010
Long-term intercompany notes	2,000	174	1,366	—	(3,540)	—
Investment in subsidiaries	9,696	7,611	435	—	(17,742)	—
Other assets and deferred charges	267	56	194	101	(29)	589

Total assets	$12,424	$7,889	$12,774	$5,689	$(21,698)	$17,078

Liabilities and shareholders’ equity
Accounts payable	$—	$—	$103	$76	$—	$179
Tobacco settlement accruals	—	—	2,532	57	—	2,589
Due to related party	—	—	4	—	—	4
Deferred revenue, related party	—	—	53	—	—	53
Current maturities of long-term debt	400	—	—	—	—	400
Other current liabilities	489	138	652	255	(387)	1,147

Total current liabilities	889	138	3,344	388	(387)	4,372
Intercompany notes and interest payable	1,366	—	—	2,174	(3,540)	—
Long-term debt (less current maturities)	3,580	121	—	—	—	3,701
Deferred income taxes, net	—	—	76	471	(29)	518
Long-term retirement benefits (less current portion)	34	25	1,496	113	—	1,668
Other noncurrent liabilities	45	12	247	5	—	309
Shareholders’ equity	6,510	7,593	7,611	2,538	(17,742)	6,510

Total liabilities and shareholders’ equity	$12,424	$7,889	$12,774	$5,689	$(21,698)	$17,078

Quarterly Results of Operations (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2011
Quarterly Results of Operations [Abstract]
Quarterly results of operations

	First	Second	Third	Fourth
	(2)	(3)	(4)	(5)
2011 (1)

Net sales	$1,991	$2,267	$2,200	$2,083
Gross profit	956	1,074	1,075	972
Net income	381	327	394	304

Per share data (10) :
Basic:
Net income	0.65	0.56	0.68	0.52
Diluted:
Net income	0.65	0.56	0.67	0.52

2010 (1)	(6)	(7)	(8)	(9)

Net sales	$1,986	$2,245	$2,239	$2,081
Gross profit	929	1,075	1,068	935
Net income	100	359	400	262

Per share data (10) :
Basic:
Income from continuing operations	0.54	0.62	0.69	0.45
Loss on discontinued operations, net of tax	(0.37)	—	—	—
Net income	0.17	0.62	0.69	0.45
Diluted:
Income from continuing operations	0.54	0.61	0.68	0.45
Loss on discontinued operations, net of tax	(0.37)	—	—	—
Net income	0.17	0.61	0.68	0.45

(1)	As revised for the change in the method of recognizing pension expense. See note 1 for a discussion of the change and the impacts of the change for the year ended December 31, 2010.

(2)

For the quarter ended March 31, 2011, the retrospective change in recognizing pension expense increased gross profit by $26 million, net income by $28 million and earnings per share, basic and diluted by $0.04 and $0.05, respectively.

(3)

For the quarter ended June 30, 2011, the retrospective change in recognizing pension expense increased gross profit by $22 million, net income by $23 million and earnings per share, basic and diluted by $0.04.

(4)

For the quarter ended September 30, 2011, the retrospective change in recognizing pension expense increased gross profit by $23 million, net income by $27 million and earnings per share, basic and diluted by $0.05 and $0.04, respectively.

(5)	For the quarter ended December 31, 2011, includes $145 million of pension expense as a result of MTM adjustments. Fourth quarter of 2011 net income includes a $48 million trademark impairment charge.

(6)

For the quarter ended March 31, 2010, the retrospective change in recognizing pension expense increased gross profit by $13 million, net income by $18 million, earnings per share, basic and diluted by $0.03.

(7)

For the quarter ended June 30, 2010, the retrospective change in recognizing pension expense increased gross profit by $13 million, net income by $18 million and earnings per share, basic and diluted by $0.04 and $0.03, respectively. Second quarter of 2010 net income includes $38 million of asset impairment and exit charges.

(8)

For the quarter ended September 30, 2010, the retrospective change in recognizing pension expense increased gross profit by $13 million, net income by $19 million and earnings per share, basic and diluted by $0.04 and $0.03, respectively.

(9)

For the quarter ended December 31, 2010, the retrospective change in recognizing pension expense decreased gross profit by $39 million, net income by $47 million and earnings per share, basic and diluted by $0.08. Fourth quarter of 2010 net income includes a $6 million trademark impairment charge and a $26 million goodwill impairment charge.

(10)	Income per share is computed independently for each of the periods presented. The sum of the income per share amounts for the quarters may not equal the total for the year.

Business and Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Certain component of cost of products sold
State Settlement Agreements	$ 2,435	$ 2,496	$ 2,540
Federal tobacco quota buyout	229	243	240
FDA user fees	$ 120	$ 75	$ 22

Business and Summary of Significant Accounting Policies (Details 1) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended													12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2011 Accumulated Deficit [Member]	Dec. 31, 2010 Accumulated Deficit [Member]	Dec. 31, 2009 Accumulated Deficit [Member]	Dec. 31, 2011 Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2010 Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2009 Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2008 Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2010 Previously Reported [Member]		Dec. 31, 2009 Previously Reported [Member]	Dec. 31, 2010 Previously Reported [Member] Accumulated Deficit [Member]	Dec. 31, 2009 Previously Reported [Member] Accumulated Deficit [Member]	Dec. 31, 2010 Previously Reported [Member] Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2009 Previously Reported [Member] Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2010 Previously Reported [Member] Comprehensive income (loss) [Member]	Dec. 31, 2009 Previously Reported [Member] Comprehensive income (loss) [Member]	Dec. 31, 2010 Revised [Member]	Dec. 31, 2009 Revised [Member]	Dec. 31, 2010 Revised [Member] Accumulated Deficit [Member]	Dec. 31, 2009 Revised [Member] Accumulated Deficit [Member]	Dec. 31, 2010 Revised [Member] Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2009 Revised [Member] Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2010 Revised [Member] Comprehensive income (loss) [Member]	Dec. 31, 2009 Revised [Member] Comprehensive income (loss) [Member]	Dec. 31, 2010 Effect of Change [Member]	Dec. 31, 2009 Effect of Change [Member]	Dec. 31, 2010 Effect of Change [Member] Accumulated Deficit [Member]	Dec. 31, 2009 Effect of Change [Member] Accumulated Deficit [Member]	Dec. 31, 2010 Effect of Change [Member] Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2009 Effect of Change [Member] Accumulated Other Comprehensive Loss [Member]	Dec. 31, 2010 Effect of Change [Member] Comprehensive income (loss) [Member]	Dec. 31, 2009 Effect of Change [Member] Comprehensive income (loss) [Member]
Consolidated statements of income:
Cost of products sold									$ 4,464	[1]	$ 4,544	[1]	$ 4,488	[1]								$ 4,544		$ 4,485							$ 4,544	$ 4,488								$ 3
Selling, general and administrative expenses									1,606		1,480		1,517									1,493		1,508							1,480	1,517							(13)	9
Operating income									2,399		2,432		1,763									2,419		1,775							2,432	1,763							13	(12)
Income from continuing operations before income taxes									2,186		2,205		1,522									2,192		1,534							2,205	1,522							13	(12)
Provision for income taxes									780		868		567									863		572							868	567							5	(5)
Income from continuing operations									1,406		1,337		955									1,329	[1]	962							1,337	955							8	(7)
Net income	304	394	327	381	262	400	359	100	1,406		1,121		955		1,406	1,121	955					1,113		962	1,113	962			1,113	962	1,121	955	1,121	955			1,121	955	8	(7)	8	(7)			8	(7)
Earnings per share - basic	$ 0.52	$ 0.68	$ 0.56	$ 0.65	$ 0.45	$ 0.69	$ 0.62	$ 0.17	$ 2.41		$ 1.92		$ 1.64									$ 1.91		$ 1.65							$ 1.92	$ 1.64							$ 0.01	$ (0.01)
Earnings per share - diluted	$ 0.52	$ 0.67	$ 0.56	$ 0.65	$ 0.45	$ 0.68	$ 0.61	$ 0.17	$ 2.4		$ 1.92		$ 1.64									$ 1.9		$ 1.65							$ 1.92	$ 1.64							$ 0.02	$ (0.01)
Consolidated balance sheet:
Accumulated deficit	(1,660)				(1,807)				(1,660)		(1,807)											(547)									(1,807)								(1,260)
Accumulated other comprehensive loss	(382)				(218)				(382)		(218)											(1,478)									(218)								1,260
Cash flows from (used in) operating activities:
Net income	304	394	327	381	262	400	359	100	1,406		1,121		955		1,406	1,121	955					1,113		962	1,113	962			1,113	962	1,121	955	1,121	955			1,121	955	8	(7)	8	(7)			8	(7)
Deferred income tax expense (benefit)									100		187		(159)									182		(154)							187	(159)							5	(5)
Pension and postretirement									(165)		(715)		(169)									(702)		(181)							(715)	(169)							(13)	12
Consolidated statements of shareholders' equity and comprehensive income (loss):
Beginning Balance				6,510				6,498	6,510		6,498		6,237		(1,807)	(1,847)	(1,792)	(382)	(218)	(153)	(434)				(579)	(531)	(1,421)	(1,695)					(1,847)	(1,792)	(153)	(434)					(1,268)	(1,261)	1,268	1,261
Pension and other postretirement benefit adjustments																											-70	267	-70	267					-78	274	-78	274					-8	7	-8	7
Net income	304	394	327	381	262	400	359	100	1,406		1,121		955		1,406	1,121	955					1,113		962	1,113	962			1,113	962	1,121	955	1,121	955			1,121	955	8	(7)	8	(7)			8	(7)
Ending Balance	$ 6,251				$ 6,510				$ 6,251		$ 6,510		$ 6,498		$ (1,660)	$ (1,807)	$ (1,847)	$ (382)	$ (218)	$ (153)	$ (434)				$ (547)	$ (579)	$ (1,478)	$ (1,421)					$ (1,807)	$ (1,847)	$ (218)	$ (153)					$ (1,260)	$ (1,268)	$ 1,260	$ 1,268

[1]	Excludes excise taxes of $4,107 million, $4,340 million and $3,927 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Business and Summary of Significant Accounting Policies (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Business and Summary of Significant Accounting Policies (Textual) [Abstract]
Proceeds from divestiture of interest in subsidiaries	$ 202
Operating cycle period of inventories	12 months
Capitalized computer software additions	24	22
Capitalized computer software unamortized balance	64	64
Software amortization expense	24	30	26
Maximum estimated useful life of software (in years)	5
Advertising costs incurred	65	72	69
Research and development costs	$ 69	$ 71	$ 68
Recognized tax position realized upon ultimate settlement	50.00%
Defined benefit plan corridor percentage	10.00%
Buildings and Improvements [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives, minimum (in years)	20
Estimated useful lives, maximum (in years)	50
Machinery and Equipment [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives, minimum (in years)	3
Estimated useful lives, maximum (in years)	30

Fair Value (Details) (Recurring [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Cash and cash equivalents:
Cash equivalents	$ 1,473	$ 2,136
Other assets and deferred charges:
Auction rate securities	63	61
Mortgage-backed security	12	14
Marketable equity security	5	24
Assets held in grantor trusts	1	12
Other Assets [Member]
Other assets and deferred charges:
Interest rate swaps - fixed to floating rate		227
Other Liabilities [Member]
Other noncurrent liabilities:
Interest rate swaps - floating to fixed rate		(22)
Fair Value, Inputs, Level 1 [Member]
Cash and cash equivalents:
Cash equivalents	1,473	2,136
Other assets and deferred charges:
Marketable equity security	5	24
Assets held in grantor trusts	1	12
Fair Value, Inputs, Level 2 [Member] | Other Assets [Member]
Other assets and deferred charges:
Interest rate swaps - fixed to floating rate		227
Fair Value, Inputs, Level 2 [Member] | Other Liabilities [Member]
Other noncurrent liabilities:
Interest rate swaps - floating to fixed rate		(22)
Fair Value, Inputs, Level 3 [Member]
Other assets and deferred charges:
Auction rate securities	63	61
Mortgage-backed security	$ 12	$ 14

Fair Value (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Financial assets classified as level 3 Investments
Cost	$ 124		$ 126
Gross Unrealized (Loss)/Gain	(49)	[1]	(51)	[1]
Estimated Fair Value	75		75
Auction rate securities [Member]
Financial assets classified as level 3 Investments
Cost	99		99
Gross Unrealized (Loss)/Gain	(36)	[1]	(38)	[1]
Estimated Fair Value	63		61
Mortgage-backed security [Member]
Financial assets classified as level 3 Investments
Cost	25		27
Gross Unrealized (Loss)/Gain	(13)	[1]	(13)	[1]
Estimated Fair Value	$ 12		$ 14

[1]	Unrealized losses, net of tax, are reported in accumulated other comprehensive loss in RAI's condensed consolidated balance sheets as of December 31, 2011 and 2010.

Fair Value (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Auction rate securities [Member]	Dec. 31, 2011 Mortgage-backed security [Member]
Changes In Level 3 Investments
Cost, Beginning Balance	$ 124	$ 126	$ 99	$ 27
Gross Unrealized Gain Losses, Beginning Balance			(38)	(13)
Estimated Fair Value, Beginning Balance	75	75	61	14
Unrealized loss / gains			2
Redemptions				(2)
Cost, Ending Balance	124	126	99	25
Gross Unrealized Gain Losses, Ending Balance			(36)	(13)
Estimated Fair Value, Ending Balance	$ 75	$ 75	$ 63	$ 12

Fair Value (Details 3) (Trademarks [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Nov. 30, 2010
Intangible nonfinancial assets measured at fair value on nonrecurring basis
Intangible Assets Excluding Goodwill Fair Value Disclosure		$ 81
Impairment	(48)
Fair Value, Inputs, Level 1 [Member]
Intangible nonfinancial assets measured at fair value on nonrecurring basis
Intangible Assets Excluding Goodwill Fair Value Disclosure		0
Fair Value, Inputs, Level 2 [Member]
Intangible nonfinancial assets measured at fair value on nonrecurring basis
Intangible Assets Excluding Goodwill Fair Value Disclosure		0
Fair Value, Inputs, Level 3 [Member]
Intangible nonfinancial assets measured at fair value on nonrecurring basis
Intangible Assets Excluding Goodwill Fair Value Disclosure		$ 81

Fair Value (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Impact of Interest rate swaps on Income Statement
Interest and debt expense	$ (47)	$ (48)	$ (47)
Other expense, net	$ 4	$ (3)	$ (9)

Fair Value (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Jan. 07, 2009	Jan. 06, 2009
Fair Value Measurement (Textual) [Abstract]
Estimated fair value of RAI's and RJR's outstanding long-term notes	$ 4,000,000,000	$ 4,300,000,000
Debt weighted average interest rate	5.90%	5.40%
Floating to fixed interest rate swap, designated as hedges	0			258,000,000
Floating to fixed interest rate swap, Total				321,000,000
Interest rate swaps terminated			100,000,000
Gain on termination of interest rate swap agreement that will be amortized to effectively reduce interest expense over the remaining life of the notes	159,000,000	198,000,000	12,000,000
Proceeds from Derivative Instrument, Financing Activities	186,000,000
Debt covered by fixed interest rate	1,600,000,000
Decrease fixed rate of interest	4.00%
Floating to fixed [Member]
Derivative [Line Items]
Offsetting floating to fixed interest rate swap agreements in the notional amount	1,500,000,000
Fixed to floating [Member]
Derivative [Line Items]
Offsetting floating to fixed interest rate swap agreements in the notional amount	$ 1,500,000,000

Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended							12 Months Ended												12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011	Dec. 31, 2011 RJR Tobacco [Member]	Dec. 31, 2010 RJR Tobacco [Member]	Dec. 31, 2009 RJR Tobacco [Member]	Dec. 31, 2008 RJR Tobacco [Member]	Dec. 31, 2011 American Snuff [Member]	Dec. 31, 2010 American Snuff [Member]	Dec. 31, 2009 American Snuff [Member]	Dec. 31, 2008 American Snuff [Member]	Dec. 31, 2011 Santa Fe [Member]	Dec. 31, 2010 Santa Fe [Member]	Dec. 31, 2009 Santa Fe [Member]	Dec. 31, 2008 Santa Fe [Member]	Dec. 31, 2011 All Other [Member]	Dec. 31, 2010 All Other [Member]	Dec. 31, 2009 All Other [Member]	Dec. 31, 2008 All Other [Member]	Dec. 31, 2011 Consolidated [Member]	Dec. 31, 2010 Consolidated [Member]	Dec. 31, 2009 Consolidated [Member]	Dec. 31, 2008 Consolidated [Member]
Changes in Carrying Amounts of Goodwill by Segment
Goodwill					$ 9,065	$ 9,065	$ 9,065	$ 9,065	$ 2,501	$ 2,501	$ 2,650	$ 2,650	$ 197	$ 197	$ 197	$ 197	$ 38	$ 38	$ 38	$ 27	$ 11,801	$ 11,801	$ 11,950	$ 11,939
Less: Accumulated impairment losses	0	0			(3,763)	(3,763)	(3,763)	(3,763)	(28)	(28)	(2)	(2)	0	0	0	0	0		0	0	(3,791)	(3,791)	(3,765)	(3,765)
Acquisition of Niconovum AB			11																				11
Reclassified as held for sale									(149)												(149)
Impairment charge	26	26							(26)												(26)
Gross										(175)												(175)
Net goodwill balance	$ 8,010	$ 8,010		$ 8,010	$ 5,302	$ 5,302	$ 5,302	$ 5,302	$ 2,473	$ 2,473	$ 2,648	$ 2,648	$ 197	$ 197	$ 197	$ 197	$ 38	$ 38	$ 38	$ 27	$ 8,010	$ 8,010	$ 8,185	$ 8,174

Intangible Assets (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011 Santa Fe [Member]	Dec. 31, 2010 Santa Fe [Member]	Dec. 31, 2009 Santa Fe [Member]	Dec. 31, 2008 Santa Fe [Member]	Dec. 31, 2011 All Other [Member]	Dec. 31, 2010 All Other [Member]	Dec. 31, 2008 All Other [Member]	Dec. 31, 2010 Trademarks [Member]	Dec. 31, 2009 Trademarks [Member]	Dec. 31, 2008 Trademarks [Member]	Dec. 31, 2011 Trademarks [Member] RJR Tobacco [Member]	Dec. 31, 2010 Trademarks [Member] RJR Tobacco [Member]	Dec. 31, 2008 Trademarks [Member] RJR Tobacco [Member]	Dec. 31, 2010 Trademarks [Member] American Snuff [Member]	Dec. 31, 2008 Trademarks [Member] American Snuff [Member]	Dec. 31, 2011 Trademarks [Member] American Snuff [Member]	Dec. 31, 2011 Trademarks [Member] Consolidated [Member]	Dec. 31, 2010 Trademarks [Member] Consolidated [Member]	Dec. 31, 2008 Other Intangible Assets [Member]	Dec. 31, 2008 Other Intangible Assets [Member] RJR Tobacco [Member]	Dec. 31, 2011 Other Intangible Assets [Member] RJR Tobacco [Member]	Dec. 31, 2010 Other Intangible Assets [Member] RJR Tobacco [Member]	Dec. 31, 2009 Other Intangible Assets [Member] RJR Tobacco [Member]	Dec. 31, 2011 Other Intangible Assets [Member] Consolidated [Member]	Dec. 31, 2010 Other Intangible Assets [Member] Consolidated [Member]
Indefinite-lived:
Beginning Balance	$ 155	$ 155	$ 155	$ 155	$ 50	$ 47			$ 3,030		$ 1,152	$ 1,163		$ 1,152		$ 1,136	$ 2,443	$ 2,470	$ 103		$ 99	$ 99	$ 99	$ 149	$ 146
Impairment charge									(6)	(560)	(43)		(490)	(6)	(70)		(43)
Intersegment transfer							(44)													44
Acquisition of Niconovum AB							43												43
Foreign currency translation					(1)	3																		(1)	3
Reclassified as held for sale												(11)		(3)				(14)
Reclassified to finite-lived								(7)						(7)
Ending Balance	$ 155	$ 155	$ 155	$ 155	$ 49	$ 50	$ 48			$ 3,030	$ 1,109	$ 1,152	$ 1,653	$ 1,136	$ 1,222	$ 1,136	$ 2,400	$ 2,443	$ 103	$ 55	$ 99	$ 99	$ 99	$ 148	$ 149

Intangible Assets (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Finite-Lived Intangible Assets, Net [Abstract]
Ending Balance	$ 54
Trademarks [Member] | RJR Tobacco [Member]
Finite-Lived Intangible Assets, Net [Abstract]
Amortization	(7)	(9)	(12)
Impairment charge			(1)
Ending Balance	4	11	20
Beginning Balance	11	20	33
Trademarks [Member] | American Snuff [Member]
Finite-Lived Intangible Assets, Net [Abstract]
Amortization	(2)	(1)	(1)
Impairment charge	(5)		(6)
Reclassified as held for sale		(1)
Reclassified to indefinite-lived		7
Ending Balance	11	18	13
Beginning Balance	18	13	20
Trademarks [Member] | Consolidated [Member]
Finite-Lived Intangible Assets, Net [Abstract]
Amortization	(9)	(10)	(13)
Impairment charge	(5)		(7)
Reclassified as held for sale		(1)
Reclassified to indefinite-lived		7
Ending Balance	15	29	33
Beginning Balance	29	33	53
Other Intangible Assets [Member] | RJR Tobacco [Member]
Finite-Lived Intangible Assets, Net [Abstract]
Amortization	(15)	(15)	(15)
Ending Balance	39	54	69
Beginning Balance	54	69	84
Other Intangible Assets [Member] | Consolidated [Member]
Finite-Lived Intangible Assets, Net [Abstract]
Amortization	(15)	(15)	(15)
Ending Balance	39	54	69
Beginning Balance	$ 54	$ 69	$ 84

Intangible Assets (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Details of finite lived intangible assets
Gross	$ 3,298
Accumulated amortization	696	672
Net	2,602	2,675
Contractual Rights [Member]
Details of finite lived intangible assets
Gross	151
Accumulated amortization	112
Net	39
Trademarks [Member]
Details of finite lived intangible assets
Gross	96
Accumulated amortization	81
Net	15
Indefinite lived intangible assets [Member]
Details of finite lived intangible assets
Gross	3,051
Accumulated amortization	503
Net	$ 2,548

Intangible Assets (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Finite Lived Intangible Assets Future Amortization Expense
2012	$ 21
2013	16
2014	10
2015	1
2016	1
Thereafter	5
Net	$ 54

Intangible Assets (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2009
Finite-Lived Intangible Assets [Line Items]
Trade brand Maximum useful life	5
Estimated future cash flows discount rate based on a weighted average cost of capital	10.50%
Intangible Assets (Textual) [Abstract]
Increase in the federal excise tax per pack of cigarettes		$ 0.62
RJR Tobacco [Member]
Finite-Lived Intangible Assets [Line Items]
Estimated future cash flows discount rate based on a weighted average cost of capital	10.25%
American Snuff [Member]
Finite-Lived Intangible Assets [Line Items]
Estimated future cash flows discount rate based on a weighted average cost of capital	10.25%
Santa Fe [Member]
Finite-Lived Intangible Assets [Line Items]
Estimated future cash flows discount rate based on a weighted average cost of capital	11.00%
Trademarks [Member]
Finite-Lived Intangible Assets [Line Items]
Trade brand Minimum useful life	1
Trade brand Maximum useful life	17

Asset Impairment and Exit Charges (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Person
Asset Impairment and Exit Charges (Textual) [Abstract]
Asset impairment and exit charges	$ 38	$ 56
Number of employees eliminated in plant closure			60
RJR Tobacco [Member]
Asset Impairment and Exit Charges (Textual) [Abstract]
Asset impairment and exit charges	24
Other Segments [Member]
Asset Impairment and Exit Charges (Textual) [Abstract]
Asset impairment and exit charges	$ 14

Restructuring Charges (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Activities in restructuring reserves
Original accrual			$ 56
2009 Restructuring Charge [Member]
Activities in restructuring reserves
Original accrual			56
Utilized	(24)	(22)	(8)
Ending Balance	2	26	48	0
2008 Restructuring Charge [Member]
Activities in restructuring reserves
Original accrual				91
Utilized	(10)	(27)	(38)	(12)
Adjusted				(1)
Ending Balance	$ 3	$ 13	$ 40	$ 78

Restructuring Charges (Details Textual)	12 Months Ended
Dec. 31, 2011 Person
2009 Restructuring Charge [Member]
Restructuring Charges (Textual) [Abstract]
Number of employees eliminated in restructuring	400
2008 Restructuring Charge [Member]
Restructuring Charges (Textual) [Abstract]
Number of employees eliminated in restructuring	600

Discontinued Operations (Details) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2010 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2010 RJR Tobacco [Member] USD ($)	Dec. 31, 2010 Northern brands [Member] USD ($)	Dec. 31, 2011 Canada [Member] RJR Tobacco [Member] USD ($)	Apr. 13, 2010 Canada [Member] RJR Tobacco [Member] CAD	Apr. 13, 2010 Canada [Member] Northern brands [Member] CAD
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Payment for accrual adjustment from discontinued operations			$ 324	$ 74
Payment made by RJR Tobacco to the government						325
Fine required to be paid by Northern Brands							75
Previously accrued liability by RJR					91
Discontinued Operations (Textual) [Abstract]
Aggregate accrual adjustment included in losses from discontinued operations before tax	(307)
Aggregate accrual adjustment included in losses from discontinued operations after tax	(216)	(216)
Adjustment classified as a loss on discontinued operations		(303)
Adjustment classified as a loss on discontinued operations after tax		(213)
Loss on sale of discontinued operations		(4)
Loss on sale of discontinued operations after tax		(3)
Realized tax benefit		$ 91

Income Per Share (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of the calculation of income per share
Income from continuing operations									$ 1,406	$ 1,337	$ 955
Losses from discontinued operations, net of tax								(216)		(216)
Net income	$ 304	$ 394	$ 327	$ 381	$ 262	$ 400	$ 359	$ 100	$ 1,406	$ 1,121	$ 955
Basic weighted average shares, in thousands									582,320	582,996	582,761
Effect of dilutive potential shares:
Stock units									3,063	1,858	891
Diluted weighted average shares, in thousands									585,383	584,854	583,652

Inventories (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of inventories
Leaf tobacco	$ 885	$ 997
Other raw materials	44	44
Work in process	60	64
Finished products	139	122
Other	24	25
Total	1,152	1,252
Less LIFO allowance	185	197
Inventory Net	967	1,055
Inventories (Textual) [Abstract]
Inventories under LIFO Method	466	600
Expenses (Income) from LIFO inventory changes	$ 12	$ 7	$ 78

Other Current Liabilities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other Current Liabilities
Payroll and employee benefits	$ 134	$ 188
Pension and other postretirement benefits	83	96
Marketing and advertising	100	133
Other current liabilities	323	285
Excise, franchise and property tax	158	160
Restructuring	5	36
Tobacco quota Buyout	86	57
Other	179	192
Individual Engle Progeny cases accrual	64
Other current liabilities	$ 1,132	$ 1,147

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current:
Federal			$ 572	$ 545	$ 592
State and other			108	136	134
Subtotal			680	681	726
Deferred:
Federal			80	160	(154)
State and other			20	27	(5)
Subtotal			100	187	(159)
Provision for income taxes			780	868	567
Deferred tax assets:
Pension and other postretirement liabilities			707	714
Tobacco settlement accruals			1,006	1,031
Other accrued liabilities			81	70
Other noncurrent liabilities			154	141
Subtotal			1,948	1,956
Less: Valuation Allowance			(33)
Deferred tax asset			1,915	1,956
Deferred tax liabilities:
LIFO inventories			(162)	(200)
Property and equipment			(239)	(218)
Trademarks and other intangibles			(950)	(978)
Other			(130)	(132)
Total deferred tax liabilities			(1,481)	(1,528)
Net deferred tax asset			434	428
Current and noncurrent components of deferred tax assets (liabilities)
Current deferred tax assets			945	946
Noncurrent deferred tax liabilities			(511)	(518)
Net deferred tax asset			434	428
Pre-tax income for domestic and foreign operations
Domestic (includes U.S. exports)			2,157	2,204	1,495
Foreign			29	1	27
Income from continuing operations before income taxes			2,186	2,205	1,522
Differences between the provision for income taxes from continuing operations and income taxes
Income taxes computed at statutory U.S. federal income tax rates			765	771	533
State and local income taxes, net of federal tax benefits			96	101	80
Domestic manufacturing deduction			(60)	(54)	(41)
Other items, net			(21)	50	(5)
Provision for income taxes from continuing operations			780	868	567
Effective tax rate			35.70%	39.40%	37.30%
Reconciliation of the unrecognized gross tax benefits
Balance at beginning of year	127	94	127	94	97
Gross increases related to current period tax positions			6	37	6
Gross increases related to tax positions in prior periods			1	4	3
Gross decreases related to tax positions in prior periods			(1)	(1)	(4)
Gross increase (decreases) related to audit settlements paid			1	(4)	(3)
Gross decreases related to lapse of applicable statute of limitations	(22)		(6)	(3)	(5)
Balance at end of year			128	127	94
Income Taxes (Textual) [Abstract]
Federal capital loss carryforward			95
Valuation allowance			33
Decrease in tax attributable	22		6	3	5
Health care reform expense		27
Undistributed foreign earnings			445
Accumulated and undistributed foreign earnings invested overseas			68
Planned overseas investment of undistributed foreign earnings			15
Recorded deferred income taxes			129
Accumulated earnings in excess of its historical and planned overseas investments			362
Deferred tax benefits included in accumulated other comprehensive loss for retirement benefits			268	173
Other comprehensive income unrealized holding gain loss on long term investments arising during period tax			19
Unrealized gain/loss on long-term investments			(6)	13	2
Gross accruals for unrecognized income tax benefits, including interest and penalties, reflected in other noncurrent liabilities			165	193
Interest and penalties accrued by RAI related to accruals for income taxes reflected in income tax expense			28	57
Unrecognized tax benefits, income tax penalties accrued			10	9
Unrecognized tax benefits including interest and penalties			110
Income tax examination assessment			37
Significant change in unrecognized tax benefits is reasonably possible, estimated rate of change			$ 12

Borrowing Arrangements (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Jul. 29, 2011
Borrowing Arrangements (Textual) [Abstract]
Credit facility under current borrowing capacity		$ 750,000,000
Credit facility under current maximum borrowing capacity		1,000,000,000
Credit facility sublimit on the aggregate amount of letters of credit	200,000,000
Borrowings outstanding	0
Amount outstanding for letters of credit	$ 7,000,000
Ratio of debt to EBITDA	not more than 3.00 to 1.00
Ratio of EBITDA to interest expense	not less than 4.00 to 1.00
Maximum [Member]
Line of Credit Facility [Line Items]
Pay rate of commitment fee	0.40%
Minimum [Member]
Line of Credit Facility [Line Items]
Pay rate of commitment fee	0.20%
Alternate Base Rate [Member]
Line of Credit Facility [Line Items]
Credit facility interest rate description	The alternate base rate, which is the higher of (1) the federal funds effective rate from time to time plus 0.5%, (2) the prime rate and (3) the reserve adjusted eurodollar rate for a one month interest period plus 1%
Overdue [Member]
Line of Credit Facility [Line Items]
Credit facility interest rate description	New Credit Agreement bear interest at a rate equal to the rate then in effect with respect to such borrowings, plus 2.0% per annum

Long-Term Debt (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Long-term debt, net of discounts and including fair value adjustments
Total long-term debt (less current maturities)	$ 3,206	$ 3,701
Current maturities of long-term debt	457	400
Total	3,663	4,101
RAI [Member]
Long-term debt, net of discounts and including fair value adjustments
Total long-term debt (less current maturities)	3,145	3,580
Current maturities of long-term debt	399	400
Total	3,146	3,580
RJR [Member]
Long-term debt, net of discounts and including fair value adjustments
Total	60	121
9.25%, notes due 2013 [Member] | RJR [Member]
Long-term debt, net of discounts and including fair value adjustments
Total RAI debt	60	60
7.25% guaranteed, notes due 2012 [Member] | RAI [Member]
Long-term debt, net of discounts and including fair value adjustments
Total RAI debt		412
7.25% guaranteed, notes due 2012 [Member] | RJR [Member]
Long-term debt, net of discounts and including fair value adjustments
Total RAI debt		61
7.3% guaranteed, notes due 2015 [Member] | RAI [Member]
Long-term debt, net of discounts and including fair value adjustments
Total RAI debt	199	199
6.75% guaranteed, notes due 2017 [Member] | RAI [Member]
Long-term debt, net of discounts and including fair value adjustments
Total RAI debt	797	811
7.25% guaranteed, notes due 2013 [Member] | RAI [Member]
Long-term debt, net of discounts and including fair value adjustments
Total RAI debt	624	623
7.25% guaranteed, notes due 2037 [Member] | RAI [Member]
Long-term debt, net of discounts and including fair value adjustments
Total RAI debt	448	448
7.625% guaranteed, notes due 2016 [Member] | RAI [Member]
Long-term debt, net of discounts and including fair value adjustments
Total RAI debt	829	838
7.75% guaranteed, notes due 2018 [Member] | RAI [Member]
Long-term debt, net of discounts and including fair value adjustments
Total RAI debt	$ 249	$ 249

Long-Term Debt (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Maturities of RAI and RJR Notes, net of discounts
2012	$ 451
2013	684
2015	199
2016	773
2017 and thereafter	1,397
Total	3,504
RAI [Member]
Maturities of RAI and RJR Notes, net of discounts
2012	393
2013	624
2015	199
2016	773
2017 and thereafter	1,397
Total	3,386
RJR [Member]
Maturities of RAI and RJR Notes, net of discounts
2012	58
2013	60
Total	$ 118

Long-Term Debt (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Long Term Debt (Textual) [Abstract]
RAI repaid of matured floating notes	$ 400	$ 300	$ 200
RAI [Member]
Long Term Debt (Textual) [Abstract]
RAI repaid of matured floating notes	400	300	189
9.25%, notes due 2013 [Member] | RJR [Member]
Debt Instrument [Line Items]
Interest rate of debt	9.25%	9.25%
Outstanding principal amount	60	60
7.25% guaranteed, notes due 2012 [Member] | RAI [Member]
Debt Instrument [Line Items]
Interest rate of debt	7.25%	7.25%
Outstanding principal amount		412
7.25% guaranteed, notes due 2012 [Member] | RJR [Member]
Debt Instrument [Line Items]
Interest rate of debt	7.25%	7.25%
Outstanding principal amount		61
7.3% guaranteed, notes due 2015 [Member] | RAI [Member]
Debt Instrument [Line Items]
Interest rate of debt	7.30%	7.30%
Outstanding principal amount	199	199
6.75% guaranteed, notes due 2017 [Member] | RAI [Member]
Debt Instrument [Line Items]
Interest rate of debt	6.75%	6.75%
Outstanding principal amount	797	811
7.25% guaranteed, notes due 2013 [Member] | RAI [Member]
Debt Instrument [Line Items]
Interest rate of debt	7.25%	7.25%
Outstanding principal amount	624	623
7.25% guaranteed, notes due 2037 [Member] | RAI [Member]
Debt Instrument [Line Items]
Interest rate of debt	7.25%	7.25%
Outstanding principal amount	448	448
7.625% guaranteed, notes due 2016 [Member] | RAI [Member]
Debt Instrument [Line Items]
Interest rate of debt	7.63%	7.63%
Outstanding principal amount	829	838
7.75% guaranteed, notes due 2018 [Member] | RAI [Member]
Debt Instrument [Line Items]
Interest rate of debt	7.75%	7.75%
Outstanding principal amount	$ 249	$ 249

Commitments and Contingencies (Details) (USD $)	Dec. 31, 2011
Verdicts in individual cases, pending [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
Compensatory Damages (as adjusted)	$ 40,625,500
Punitive Damages-adjusted	173,030,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
Compensatory Damages (as adjusted)	40,625,500
Punitive Damages-adjusted	173,030,000
Verdicts in individual cases, accrued [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
Compensatory Damages (as adjusted)	13,790,000
Punitive Damages-adjusted	39,500,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
Compensatory Damages (as adjusted)	13,790,000
Punitive Damages-adjusted	39,500,000
Martin [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	66.00%
Compensatory Damages (as adjusted)	3,300,000
Punitive Damages-adjusted	25,000,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	66.00%
Compensatory Damages (as adjusted)	3,300,000
Punitive Damages-adjusted	25,000,000
Campbell [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	39.00%
Compensatory Damages (as adjusted)	3,040,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	39.00%
Compensatory Damages (as adjusted)	3,040,000
Punitive Damages-adjusted	0
Gray [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	60.00%
Compensatory Damages (as adjusted)	4,200,000
Punitive Damages-adjusted	2,000,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	60.00%
Compensatory Damages (as adjusted)	4,200,000
Punitive Damages-adjusted	2,000,000
Hall [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	65.00%
Compensatory Damages (as adjusted)	3,250,000
Punitive Damages-adjusted	12,500,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	65.00%
Compensatory Damages (as adjusted)	3,250,000
Punitive Damages-adjusted	12,500,000
Sherman [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	50.00%
Compensatory Damages (as adjusted)	775,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	50.00%
Compensatory Damages (as adjusted)	775,000
Punitive Damages-adjusted	0
Brown [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	50.00%
Compensatory Damages (as adjusted)	600,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	50.00%
Compensatory Damages (as adjusted)	600,000
Punitive Damages-adjusted	0
Douglas [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	5.00%
Compensatory Damages (as adjusted)	250,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	5.00%
Compensatory Damages (as adjusted)	250,000
Punitive Damages-adjusted	0
Cohen [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	33.30%
Compensatory Damages (as adjusted)	3,300,000
Punitive Damages-adjusted	10,000,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	33.30%
Compensatory Damages (as adjusted)	3,300,000
Punitive Damages-adjusted	10,000,000
Clay [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	60.00%
Compensatory Damages (as adjusted)	2,100,000
Punitive Damages-adjusted	17,000,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	60.00%
Compensatory Damages (as adjusted)	2,100,000
Punitive Damages-adjusted	17,000,000
Townsend [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	51.00%
Compensatory Damages (as adjusted)	5,500,000
Punitive Damages-adjusted	40,800,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	51.00%
Compensatory Damages (as adjusted)	5,500,000
Punitive Damages-adjusted	40,800,000
Putney [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	4,500,000
Punitive Damages-adjusted	2,500,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	4,500,000
Punitive Damages-adjusted	2,500,000
Grossman [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	25.00%
Compensatory Damages (as adjusted)	484,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	25.00%
Compensatory Damages (as adjusted)	484,000
Punitive Damages-adjusted	0
Buonomo [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	77.50%
Compensatory Damages (as adjusted)	4,060,000
Punitive Damages-adjusted	15,700,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	77.50%
Compensatory Damages (as adjusted)	4,060,000
Punitive Damages-adjusted	15,700,000
Alexander [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	51.00%
Compensatory Damages (as adjusted)	1,275,000
Punitive Damages-adjusted	2,500,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	51.00%
Compensatory Damages (as adjusted)	1,275,000
Punitive Damages-adjusted	2,500,000
Piendle [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	27.50%
Compensatory Damages (as adjusted)	1,100,000
Punitive Damages-adjusted	180,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	27.50%
Compensatory Damages (as adjusted)	1,100,000
Punitive Damages-adjusted	180,000
Koballa [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	300,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	300,000
Punitive Damages-adjusted	0
Webb [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	90.00%
Compensatory Damages (as adjusted)	7,200,000
Punitive Damages-adjusted	72,000,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	90.00%
Compensatory Damages (as adjusted)	7,200,000
Punitive Damages-adjusted	72,000,000
Kirkland [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	10.00%
Compensatory Damages (as adjusted)	10,000
Punitive Damages-adjusted	250,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	10.00%
Compensatory Damages (as adjusted)	10,000
Punitive Damages-adjusted	250,000
Huish [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	25.00%
Compensatory Damages (as adjusted)	188,000
Punitive Damages-adjusted	1,500,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	25.00%
Compensatory Damages (as adjusted)	188,000
Punitive Damages-adjusted	1,500,000
Mack [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	51.00%
Compensatory Damages (as adjusted)	510,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	51.00%
Compensatory Damages (as adjusted)	510,000
Punitive Damages-adjusted	0
Andy Allen [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	45.00%
Compensatory Damages (as adjusted)	2,700,000
Punitive Damages-adjusted	8,100,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	45.00%
Compensatory Damages (as adjusted)	2,700,000
Punitive Damages-adjusted	8,100,000
Jewett [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	20.00%
Compensatory Damages (as adjusted)	219,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	20.00%
Compensatory Damages (as adjusted)	219,000
Punitive Damages-adjusted	0
Reese [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	1,100,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	1,100,000
Punitive Damages-adjusted	0
Soffer [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	40.00%
Compensatory Damages (as adjusted)	2,000,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	40.00%
Compensatory Damages (as adjusted)	2,000,000
Punitive Damages-adjusted	0
Ciccone [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	1,000,000
Punitive Damages-adjusted	50,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	1,000,000
Punitive Damages-adjusted	50,000
Weingart [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	3.00%
Compensatory Damages (as adjusted)	4,500
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	3.00%
Compensatory Damages (as adjusted)	4,500
Punitive Damages-adjusted	0
Bowman [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	450,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	450,000
Punitive Damages-adjusted	0
Sury [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	20.00%
Compensatory Damages (as adjusted)	200,000
Punitive Damages-adjusted	0
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	20.00%
Compensatory Damages (as adjusted)	200,000
Punitive Damages-adjusted	0
Hallgren [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	25.00%
Compensatory Damages (as adjusted)	500,000
Punitive Damages-adjusted	750,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	25.00%
Compensatory Damages (as adjusted)	500,000
Punitive Damages-adjusted	750,000
Ward [Member]
Verdicts in the individual Engle Progeny cases that have been tried and remain pending
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	300,000
Punitive Damages-adjusted	1,700,000
Verdicts in the individual Engle Progeny cases that have been tried and accrued for
RJR Tobacco Allocation of Fault	30.00%
Compensatory Damages (as adjusted)	300,000
Punitive Damages-adjusted	$ 1,700,000

Commitments and Contingencies (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011
Disputed portion of MSA payment obligation
Year for which NPM Adjustment Calculated year one	2003
Year for which NPM Adjustment Calculated year two	2004
Year for which NPM Adjustment Calculated year three	2005
Year for which NPM Adjustment Calculated year four	2006
Year for which NPM Adjustment Calculated year five	2007
Year for which NPM Adjustment Calculated year six	2008
Year in which deduction from NPM may be taken year one	2006
Year in which deduction from NPM may be taken year two	2007
Year in which deduction from NPM may be taken year three	2008
Year in which deduction from NPM may be taken year four	2009
Year in which deduction from NPM may be taken year five	2010
Year in which deduction from NPM may be taken year six	2011
RJR Tobacco's approximate share of disputed NPM adjustment amount year one	$ 615
RJR Tobacco's approximate share of disputed NPM adjustment amount year two	562
RJR Tobacco's approximate share of disputed NPM adjustment amount year three	445
RJR Tobacco's approximate share of disputed NPM adjustment amount year four	419
RJR Tobacco's approximate share of disputed NPM adjustment amount year five	447
RJR Tobacco's approximate share of disputed NPM adjustment amount year six	477
2009 [Member]
Remaining States' Settlement
Annual Payments	8,004	[1]
Growers' Trust	295	[2]
Offset by federal tobacco buyout	(295)	[2]
Total	9,364
RAI's Operating Subsidiaries' Settlement Expenses and Payment Schedule
Settlement Expenses	2,540
Settlement cash payments	2,249
2009 [Member] | Mississippi [Member]
First Four States' Settlements
Annual Settlement Payment	136	[1]
2009 [Member] | Florida [Member]
First Four States' Settlements
Annual Settlement Payment	440	[1]
2009 [Member] | Texas [Member]
First Four States' Settlements
Annual Settlement Payment	580	[1]
2009 [Member] | Minnesota [Member]
First Four States' Settlements
Annual Settlement Payment	204	[1]
2010 [Member]
Remaining States' Settlement
Annual Payments	8,004	[1]
Growers' Trust	295	[2]
Offset by federal tobacco buyout	(295)	[2]
Total	9,364
RAI's Operating Subsidiaries' Settlement Expenses and Payment Schedule
Settlement Expenses	2,496
Settlement cash payments	2,519
2010 [Member] | Mississippi [Member]
First Four States' Settlements
Annual Settlement Payment	136	[1]
2010 [Member] | Florida [Member]
First Four States' Settlements
Annual Settlement Payment	440	[1]
2010 [Member] | Texas [Member]
First Four States' Settlements
Annual Settlement Payment	580	[1]
2010 [Member] | Minnesota [Member]
First Four States' Settlements
Annual Settlement Payment	204	[1]
2011 [Member]
Remaining States' Settlement
Annual Payments	8,004
Total	9,364
RAI's Operating Subsidiaries' Settlement Expenses and Payment Schedule
Settlement Expenses	2,435
Settlement cash payments	2,492
2011 [Member] | Mississippi [Member]
First Four States' Settlements
Annual Settlement Payment	136
2011 [Member] | Florida [Member]
First Four States' Settlements
Annual Settlement Payment	440
2011 [Member] | Texas [Member]
First Four States' Settlements
Annual Settlement Payment	580
2011 [Member] | Minnesota [Member]
First Four States' Settlements
Annual Settlement Payment	204
2012 and thereafter [Member]
Remaining States' Settlement
Annual Payments	8,004	[1]
Total	9,364
RAI's Operating Subsidiaries' Settlement Expenses and Payment Schedule
Projected settlement expenses	>2,400
Projected settlement cash payments	>2,400
2012 and thereafter [Member] | Mississippi [Member]
First Four States' Settlements
Annual Settlement Payment	136	[1]
2012 and thereafter [Member] | Florida [Member]
First Four States' Settlements
Annual Settlement Payment	440	[1]
2012 and thereafter [Member] | Texas [Member]
First Four States' Settlements
Annual Settlement Payment	580	[1]
2012 and thereafter [Member] | Minnesota [Member]
First Four States' Settlements
Annual Settlement Payment	$ 204	[1]

[1]	Subject to adjustments for changes in sales volume, inflation and other factors. All payments are to be allocated among the companies on the basis of relative market share. For further information, see "- State Settlement Agreements-Enforcement and Validity; Adjustments" below.
[2]	The Growers' Trust payments expired December 2010 and were offset by certain obligations resulting from the federal tobacco buyout legislation, not included in this table, signed in October 2004. See "- Tobacco Buyout Legislation and Related Litigation" below.

Commitments and Contingencies (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Noncancellable operating leases future minimum lease payments
2012	$ 20
2013	18
2014	15
2015	9
2016	4
Total	$ 66

Commitments and Contingencies (Details Textual) (USD $)	12 Months Ended																			12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Mississippi [Member]	Dec. 31, 2011 Florida [Member]	Dec. 31, 2011 Martin [Member]	Dec. 31, 2011 Campbell [Member]	Dec. 31, 2011 Gray [Member]	Dec. 31, 2011 Hall [Member]	Dec. 31, 2011 Bowman [Member]	Dec. 31, 2011 Engle [Member]	Dec. 31, 2011 Engle [Member] Florida [Member]	Dec. 31, 2011 Scott [Member]	Sep. 30, 2011 Eiser [Member]	Dec. 31, 2011 Frankson [Member]	Dec. 31, 2011 Smith [Member]	Dec. 31, 2011 Izzarelli [Member]	Dec. 31, 2011 Sherman [Member]	Dec. 31, 2011 Brown [Member]	Dec. 31, 2011 Grossman [Member]	Dec. 31, 2011 Douglas [Member]	Dec. 31, 2011 Cohen [Member]	Dec. 31, 2011 Clay [Member]	Dec. 31, 2011 Putney [Member]	Dec. 31, 2011 Townsend [Member]	Dec. 31, 2011 Alexander [Member]	Dec. 31, 2011 Soffer [Member]	Dec. 31, 2011 Piendle [Member]	Dec. 31, 2011 Koballa [Member]	Dec. 31, 2011 Webb [Member]	Dec. 31, 2011 Kirkland [Member]	Dec. 31, 2011 Huish [Member]	Dec. 31, 2011 Mack [Member]	Dec. 31, 2011 Tullo [Member]	Dec. 31, 2011 Andy Allen [Member]	Dec. 31, 2011 Jewett [Member]	Dec. 31, 2011 Reese [Member]	Dec. 31, 2011 Ciccone [Member]	Dec. 31, 2011 Weingart [Member]	Dec. 31, 2011 Buonomo [Member]	Dec. 31, 2011 Sury [Member]	Dec. 31, 2011 Hallgren [Member]	Dec. 31, 2011 Ward [Member]	Dec. 31, 2011 Broin [Member] Lawsuits	Sep. 30, 2011 Broin [Member]	Dec. 31, 2011 Price [Member]	Dec. 31, 2011 Parsons [Member]	Dec. 31, 2011 Cleary [Member]	Dec. 31, 2011 Vassallo [Member]	Dec. 31, 2011 DOJ [Member]	Dec. 31, 2011 Light case [Member]	Dec. 31, 2011 Rolling Stone [Member]	Dec. 31, 2011 2003 NPM Adjustment [Member]	Dec. 31, 2011 2004 NPM Adjustment [Member]	Dec. 31, 2011 2005 NPM Adjustment [Member]	Dec. 31, 2011 2006 NPM Adjustment [Member]	Dec. 31, 2011 2007 NPM Adjustment [Member]	Dec. 31, 2011 2008 NPM Adjustment [Member]	Dec. 31, 2011 2009 & 2010 NPM [Member]	Dec. 31, 2011 Star [Member]	Dec. 31, 2011 JTI Judgment [member]	Dec. 31, 2011 FETRA Buyout [Member]
Loss Contingencies [Line Items]
Compensatory Damages						$ 5,000,000	$ 7,800,000	$ 7,000,000	$ 5,000,000	$ 1,500,000					$ 350,000	$ 2,000,000	$ 13,900,000	$ 1,550,000	$ 1,200,000	$ 1,900,000	$ 5,000,000	$ 10,000,000	$ 3,500,000	$ 15,100,000	$ 10,800,000	$ 2,500,000	$ 5,000,000	$ 4,000,000	$ 1,000,000	$ 8,000,000	$ 100,000	$ 750,000	$ 1,000,000	$ 4,500,000	$ 6,000,000	$ 1,100,000	$ 3,600,000	$ 3,200,000	$ 150,000	$ 5,200,000	$ 1,000,000	$ 2,000,000	$ 1,000,000			$ 7,100,000,000
Punitive Damages						25,000,000		2,000,000	12,500,000		145,000,000,000				20,000,000	20,000,000	3,970,000					20,000,000	18,000,000	5,000,000	80,000,000	2,500,000		180,000		72,000,000	250,000	3,000,000			17,000,000			50,000		25,000,000	0	750,000	1,700,000			3,000,000,000
Compensatory Damages - Adjusted						3,300,000	3,040,000	4,200,000	3,250,000	450,000					500,000	500,000	8,080,000	775,000	600,000	484,000	250,000	3,300,000	2,100,000	4,500,000	5,500,000	1,275,000	2,000,000	1,100,000	300,000	7,200,000	10,000	188,000	510,000		2,700,000	219,000	1,100,000	1,000,000	4,500	4,060,000	200,000	500,000	300,000
Punitive Damages-adjusted						25,000,000	0	2,000,000	12,500,000	0					5,000,000	1,500,000		0	0	0	0	10,000,000	17,000,000	2,500,000	40,800,000	2,500,000	0	180,000	0	72,000,000	250,000	1,500,000	0		8,100,000	0	0	50,000	4,500	15,700,000	0	750,000	1,700,000
Total damages											100,000,000,000		591,000,000	0	6,800,000		11,950,000										2,000,000					1,690,000			19,700,000										300,000,000			75,000	15,000
Bond	4,500					5,000,000	3,000,000	5,000,000	5,000,000	450,000			50,000,000		8,018,000			900,000	700,000	484,000	250,000	2,500,000	4,700,000	2,400,000	5,000,000	3,800,000	2,000,000	1,280,000	300,000	5,000,000	260,000	1,690,000	510,000			218,600	1,070,000	1,000,000		5,000,000						12,000,000,000
Bond Replacement						15,000,000		6,200,000	15,000,000				25,000,000
Judgment Sought Against Each Defendant							15,000							50,000						15,000		15,000												15,000													1,000,000
Payment of damages and interest																700,000
Punitive Damages 1											36,300,000,000
Punitive Damages 2											17,600,000,000				6,000,000
Trust Fund Deposit													263,000,000
Amended Verdict													263,000,000
Required deposits by defendants													242,000,000
Share of damages													139,000,000
Revised Share Of Punitive Damages 2															4,000,000
Punitive Damages 3															2,000,000
Florida Bond Cap Total												200,000,000
Florida Bond Cap Per Case												5,000,000
Judgment interest awarded																	15,800,000
Judgment Interest Per Day Awarded																	4,000
Amended Final Judgment																	28,100,000
Annual installment of settlement																																												100,000,000
Fees and expenses																																												49,000,000
Fees And Expenses 1																																												86,000,000
Fees And Expenses 2																																												57,000,000
Lower range of damages																																																			50,000
Upper range of damages																																																			75,000
Deposit Into Court Registry Regarding Public Website																																																		3,125,000
Payment Sought Under State Settlement Agreement				3,900,000	12,400,000
Damages state settlement agreement 1				5,000,000
Damages State Settlement Agreement 2				3,800,000
Interest Payment Sought Under State Settlement Agreement				4,300,000	17,000,000
Court Penalty																																																				302,000
Lower range of royalty																																																												294,900,000
Upper range of royalty																																																												362,100,000
MSA Disputed Payment																																																					647,000,000	561,000,000	431,000,000		448,000,000	477,000,000
Reduced MSA Disputed Payment																																																					615,000,000
Released MSA Disputed Payment																																																					32,000,000
Adjustment amount after independent auditor calculations																																																							445,000,000
First MSA Payment Withheld																																																								406,500,000
Revised first MSA payment withheld																																																								420,000,000
Additional adjustment amount of MSA payment																																																								1,000,000
Additional downward adjustment amount of MSA payment																																																									1,100,000
Total of dispute notices for NPM adjustments																																																											937,000,000
Judgment Entered Against JTI in Brazil That JTI Believes RJR and RJR Tobacco Liable For																																																													1,700,000
Total Cost of FETRA buyout																																																														9,900,000,000
FETRA payable to Quota tobacco holders																																																														9,600,000,000
Liquidation of Quota tobacco stock																																																														290,000,000
Lower range of FETRA annual expense																																																														220,000,000
Upper range of FETRA annual expense																																																														240,000,000
Lower range of share of FETRA buyout																																																														2,400,000,000
Upper range of share of FETRA buyout																																																														2,800,000,000
Lawsuits pending																																												2,586
Final judgment amount																				483,682
Commitments And Contingencies (Numeric) [Abstract]
BAT legal indemnification	1,000,000	1,000,000	1,000,000
Engle Progeny Accrual	64,000,000
Engle Progeny Damages	53,000,000
Engle Verdict Interest and Fees	11,000,000
Growers Trust Fund	5,200,000,000
Antitrust/CPTEF	5,000,000
Engle Progeny Compensatory Damages	54,415,500
Engle Progeny Punitive Damages	212,530,000
Total Damages Engle Progeny	266,945,500
Rent expense	$ 18,000,000	$ 20,000,000	$ 20,000,000

Shareholders' Equity (Details) (USD $)	3 Months Ended												12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Declared quarterly cash dividends per share of common stock
Dividends declared per share	$ 0.56	$ 0.53	$ 0.53	$ 0.53	$ 0.49	$ 0.45	$ 0.45	$ 0.45	$ 0.45	$ 0.425	$ 0.425	$ 0.425	$ 2.15	$ 1.84	$ 1.73

Shareholders' Equity (Details 1)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Changes in common stock outstanding
Shares outstanding at beginning of year	583,043,872	582,848,102	582,901,524
LTIP shares forfeited	(433)	(7,501)	(55,420)
LTIP tax shares repurchased and cancelled	(162,257)	(185,257)	(308,882)
Shares repurchased and cancelled	(6,776,637)
Stock options exercised		362,284	245,280
Equity incentive award plan shares issued	30,654	26,244	65,600
Shares outstanding at end of year	576,135,199	583,043,872	582,848,102

Shareholders' Equity (Details Textual) (USD $)	1 Months Ended	12 Months Ended
	Nov. 30, 2011	Dec. 31, 2011 Right Stock	Dec. 31, 2010	Dec. 31, 2009
Authorized preferred stock, shares		100,000,000	100,000,000
Shareholders Equity (Textual) [Abstract]
Authorized preferred stock, par value		$ 0.01	$ 0.01
Authorized common stock, shares		1,600,000,000	1,600,000,000
Authorized common stock, par value		$ 0.0001	$ 0.0001
Dividends declared with respect to Series B Preferred Stock		$ 43,000,000	$ 43,000,000	$ 43,000,000
Declaration of Dividend		1
Stock split		two-for-one stock split
Number of rights associated with each share of common stock		0.25
Number of times of exercise price right holder entitled to receive common stock		2
Distribution date		10 days
Acquired minimum beneficial ownership of RAI common stock for rights exercisable		15.00%
Rights exercisable for RAI's series A Junior participating preferred stock at purchase price		130
Share of RAIs Series A Junior rights exercisable		0.01
Outstanding shares of RAI common stock		2,500,000,000
Ownership percentage of RAI's common stock	42.00%	42.00%
Shares repurchased and cancelled		6,776,637
Common stock repurchased		(282,000,000)	(5,000,000)	(5,000,000)
Cost of shares purchased that forfeited with respect to tax liabilities associated with restricted stock vesting		$ 6,000,000
Number of shares purchased that forfeited with respect to tax liabilities associated with restricted stock vesting under its LTIP		162,257	185,257	308,882
Series A Preferred Stock [Member]
Authorized preferred stock, shares		4,000,000
Preferred stock, issued shares
Preferred stock, outstanding shares
Series B Preferred Stock [Member]
Authorized preferred stock, shares		1,000,000
Preferred stock, issued shares		1,000,000
Preferred stock, outstanding shares		1,000,000

Stock Plans (Details) (USD $)	12 Months Ended
Dec. 31, 2011
Grant One [Member]
Information regarding stock-based awards outstanding
Number of Shares Granted	2,764,486
Grant Price	$ 16.55
Number of Shares Cancelled	448,475
Number of Shares Vested	0
Grant Two [Member]
Information regarding stock-based awards outstanding
Number of Shares Granted	1,980,166
Grant Price	26.62
Number of Shares Cancelled	353,655
Number of Shares Vested	0
Grant Three [Member]
Information regarding stock-based awards outstanding
Number of Shares Granted	8,422
Grant Price	27.655
Number of Shares Cancelled	5,704
Number of Shares Vested	0
Grant Four [Member]
Information regarding stock-based awards outstanding
Number of Shares Granted	2,758
Grant Price	29.425
Number of Shares Vested	0
Grant Five [Member]
Information regarding stock-based awards outstanding
Number of Shares Granted	1,561,331
Grant Price	33.99
Number of Shares Cancelled	102,474
Number of Shares Vested	0
Grant Six [Member]
Information regarding stock-based awards outstanding
Number of Shares Granted	3,874
Grant Price	$ 39.59
Number of Shares Vested	0

Stock Plans (Details 1) (USD $)	12 Months Ended
Dec. 31, 2011
Changes in restricted RAI common stock and restricted stock units
Outstanding at beginning of year	4,845,861
Weighted Average Grant Date Fair Value, Outstanding at beginning of year	$ 21.87
Granted	1,565,205
Weighted Average Grant Date Fair Value, Granted	$ 34
Forfeited	(544,032)
Weighted Average Grant Date Fair Value, Forfeited	$ 24.93
Vested	(456,305)
Weighted Average Grant Date Fair Value, Vested	$ 30.94
Outstanding at end of year	5,410,729
Weighted Average Grant Date Fair Value, Outstanding at end of year	$ 24.3

Stock Plans (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Compensation Expense Related To Stock Based Compensation And Related Tax Benefits
Total compensation expense	$ 38	$ 37	$ 22
Total related tax benefits	13	13	8
2006 restricted stock [Member]
Compensation Expense Related To Stock Based Compensation And Related Tax Benefits
Total compensation expense			(2)
2007 restricted stock and performance shares [Member]
Compensation Expense Related To Stock Based Compensation And Related Tax Benefits
Total compensation expense		1	5
2008 restricted stock [Member]
Compensation Expense Related To Stock Based Compensation And Related Tax Benefits
Total compensation expense	1	5	5
2009 restricted stock units [Member]
Compensation Expense Related To Stock Based Compensation And Related Tax Benefits
Total compensation expense	12	16	14
2010 restricted stock units [Member]
Compensation Expense Related To Stock Based Compensation And Related Tax Benefits
Total compensation expense	12	15
2011 restricted stock units [Member]
Compensation Expense Related To Stock Based Compensation And Related Tax Benefits
Total compensation expense	$ 13

Stock Plans (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Amounts related to performance share grants, restricted stock grants, restricted stock units grant
Other current liabilities	$ 15
Other noncurrent liabilities	10	14
Paid-in capital	$ 81	$ 58

Stock Plans (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011
Changes In Stock Options
Outstanding at beginning of year	485,468	776,348	40,000
Weighted Average Exercise Price, Outstanding at beginning of year	$ 7.64	$ 7.38	$ 17.45
Expired	(83,184)
Weighted Average Exercise Price, Expired	$ 6.63
Exercised	(362,284)	(290,880)
Weighted Average Exercise Price, Exercised	$ 6.78	$ 6.95
Outstanding at end of year	40,000	485,468	40,000
Weighted Average Exercise Price, Outstanding at end of year	$ 17.45	$ 7.64	$ 17.45
Options, Exercisable at end of year	40,000	485,468	40,000
Weighted Average Exercise Price, Exercisable at end of year	$ 17.45	$ 7.64	$ 17.45

Stock Plans (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash proceeds related to stock options exercised and excess tax benefits related to stock-based compensation
Proceeds from exercise of stock options		$ 2	$ 2
Excess tax benefits from stock-based compensation	$ 1	$ 2	$ 2

Stock Plans (Details 6) (USD $)	12 Months Ended
Dec. 31, 2011
Equity compensation plan information
Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	8,156,094
Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	$ 17.45
Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans	34,470,228
Equity compensation plans approved by security holders [Member]
Equity compensation plan information
Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	8,116,094
Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans	33,357,923
Equity compensation plans not approved by security holders [Member]
Equity compensation plan information
Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	40,000
Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	$ 17.45
Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans	1,112,305

Stock Plans (Details Textual) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Stock Plans (Numeric) [Abstract]
Issuable common stock under Equity Incentive Award Plan	2,000,000
Shares available for grant under Equity Incentive Award Plan	1,112,305
Compensation expense related to Equity Incentive Award Plan	$ 5	$ 4	$ 3
Common shares issuable under Omnibus Plan	38,000,000
Restricted stock unit award adjustment upper end of range	150.00%
Cumulative dividend threshold	$ 6.36	$ 5.4	$ 5.1
Restricted stock unit award adjustment	50.00%
Payments related to stock-based compensation		19	16
Unrecognized compensation costs related to restricted stock units	$ 55,000,000
Weighted-average period of unrecognized compensation costs	1.83
Stock options granted under EIAP	40,000
Weighted average exercise price of stock options granted under EIAP	$ 17.45
Stock options granted under EIAP, remaining contractual term	0.4
Intrinsic value of options exercised		7	4
Intrinsic value of fully vested outstanding and exercisable options	$ 1

Retirement Benefits (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Amounts recognized in the consolidated balance sheets consist of:
Noncurrent assets other assets and deferred charges	$ 265	$ 589
Accrued benefit other current liability	(83)	(96)
Accrued benefit long-term retirement benefits	(1,759)	(1,668)
Pension Benefits [Member]
Change in benefit obligation:
Obligation at beginning of year	5,529	5,270
Service cost	26	29	31
Interest cost	300	319	319
Actuarial loss	320	324
Plan amendments	0
Benefits paid	(397)	(410)
Settlements	(9)
Curtailment	0	(3)
One-time cost	(3)	0
Obligation at end of year	5,766	5,529	5,270
Change in plan assets:
Fair value of plan assets at beginning of year	4,934	4,054
Actual return on plan assets	362	479
Employer contributions	220	811
Benefits paid	(397)	(410)
Settlements	(9)
Fair value of plan assets at end of year	5,110	4,934	4,054
Funded status	(656)	(595)
Amounts recognized in the consolidated balance sheets consist of:
Noncurrent assets other assets and deferred charges	7	3
Accrued benefit other current liability	(9)	(18)
Accrued benefit long-term retirement benefits	(654)	(580)
Net amount recognized	(656)	(595)
Accumulated other comprehensive loss	596	382
Net amounts recognized in the consolidated balance sheets	(60)	(213)
Postretirement Benefits [Member]
Change in benefit obligation:
Obligation at beginning of year	1,436	1,351
Service cost	3	4	4
Interest cost	75	80	80
Actuarial loss	59	148
Plan amendments	(45)	(51)
Benefits paid	(94)	(97)
Settlements	0
Curtailment	0	1
One-time cost	0	0
Obligation at end of year	1,434	1,436	1,351
Change in plan assets:
Fair value of plan assets at beginning of year	270	270
Actual return on plan assets	1	31
Employer contributions	78	66
Benefits paid	(94)	(97)
Settlements	0
Fair value of plan assets at end of year	255	270	270
Funded status	(1,179)	(1,166)
Amounts recognized in the consolidated balance sheets consist of:
Noncurrent assets other assets and deferred charges	0
Accrued benefit other current liability	(74)	(78)
Accrued benefit long-term retirement benefits	(1,105)	(1,088)
Net amount recognized	(1,179)	(1,166)
Accumulated other comprehensive loss	2	(23)
Net amounts recognized in the consolidated balance sheets	$ (1,177)	$ (1,189)

Retirement Benefits (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Accumulated other comprehensive loss
Prior service cost (credit)	$ (109)	$ (89)
Net actuarial loss	707	448
Deferred income taxes	(268)	(173)
Accumulated other comprehensive loss	330	186
Pension Benefits [Member]
Accumulated other comprehensive loss
Prior service cost (credit)	26	30
Net actuarial loss	570	352
Deferred income taxes	(245)	(160)
Accumulated other comprehensive loss	351	222
Postretirement Benefits [Member]
Accumulated other comprehensive loss
Prior service cost (credit)	(135)	(119)
Net actuarial loss	137	96
Deferred income taxes	(23)	(13)
Accumulated other comprehensive loss	$ (21)	$ (36)

Retirement Benefits (Details 2) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Changes in accumulated other comprehensive loss
Prior service credit		$ (45)	$ (51)
Net actuarial loss		407	321
Amortization of prior service cost (credit)		25	20
One-time cost		(3)	0
MTM adjustment	(145)	(145)	(110)
Deferred income tax expense		95	102	(182)
Change in accumulated other comprehensive loss		144	78
Pension Benefits [Member]
Changes in accumulated other comprehensive loss
Prior service credit		0	0
Net actuarial loss		331	185
Amortization of prior service cost (credit)		(4)	(4)
One-time cost		(3)	0
MTM adjustment		(110)	(3)	(14)
Deferred income tax expense		85	72
Change in accumulated other comprehensive loss		129	106
Postretirement Benefits [Member]
Changes in accumulated other comprehensive loss
Prior service credit		(45)	(51)
Net actuarial loss		76	136
Amortization of prior service cost (credit)		29	24
One-time cost		0	0
MTM adjustment		(35)	(107)	(35)
Deferred income tax expense		10	30
Change in accumulated other comprehensive loss		$ 15	$ (28)

Retirement Benefits (Details 3)	Dec. 31, 2011	Dec. 31, 2010
Pension Benefits [Member]
Weighted-average assumptions used to determine benefit obligations at December 31
Discount rate	5.00%	5.66%
Rate of compensation increase	5.00%	5.00%
Postretirement Benefits [Member]
Weighted-average assumptions used to determine benefit obligations at December 31
Discount rate	4.84%	5.52%
Rate of compensation increase	5.00%	5.00%

Retirement Benefits (Details 4) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accumulated benefit obligations
Projected benefit obligation	$ 5,737	$ 5,499
Accumulated benefit obligation	5,630	5,380
Plan assets	$ 5,074	$ 4,901

Retirement Benefits (Details 5) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Pension Benefits [Member]	Dec. 31, 2010 Pension Benefits [Member]	Dec. 31, 2009 Pension Benefits [Member]	Dec. 31, 2011 Postretirement Benefits [Member]	Dec. 31, 2010 Postretirement Benefits [Member]	Dec. 31, 2009 Postretirement Benefits [Member]
Components of total benefit cost:
Service cost				$ 26	$ 29	$ 31	$ 3	$ 4	$ 4
Interest cost				300	319	319	75	80	80
Expected return on plan assets				(373)	(343)	(264)	(18)	(18)	(16)
Amortization of prior service cost (credit)				4	4	4	(29)	(24)	(24)
Pension expense as a result of MTM adjustments	145	145	110	110	3	14	35	107	35
Curtailment				0			0	1
Special termination benefits				0		8	0
Settlements				0		1	0
Total benefit cost				$ 67	$ 12	$ 113	$ 66	$ 150	$ 79

Retirement Benefits (Details 6)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension Benefits [Member]
Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	5.66%	6.30%	6.40%
Expected long-term return on plan assets	7.73%	8.24%	8.24%
Rate of compensation increase	5.00%	5.00%	5.00%
Postretirement Benefits [Member]
Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	5.52%	6.20%	6.39%
Expected long-term return on plan assets	7.00%	7.00%	6.80%
Rate of compensation increase	5.00%	5.00%	5.00%

Retirement Benefits (Details 7)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Pension Benefits [Member]
Asset Category: (Target)
Total, Target	100.00%	100.00%
Asset Category: (Actual)
Total, Actual	100.00%	100.00%
Postretirement Benefits [Member]
Asset Category: (Target)
Total, Target	100.00%	100.00%
Asset Category: (Actual)
Total, Actual	100.00%	100.00%
Domestic Equities [Member] | Pension Benefits [Member]
Asset Category: (Target)
Equity Securities, Target	9.00%	27.00%
Asset Category: (Actual)
Equity Securities	11.00%	28.00%
Domestic Equities [Member] | Postretirement Benefits [Member]
Asset Category: (Target)
Equity Securities, Target	21.00%	42.00%
Asset Category: (Actual)
Equity Securities	21.00%	43.00%
International Equities [Member] | Pension Benefits [Member]
Asset Category: (Target)
Equity Securities, Target	11.00%	13.00%
Asset Category: (Actual)
Equity Securities	13.00%	12.00%
International Equities [Member] | Postretirement Benefits [Member]
Asset Category: (Target)
Equity Securities, Target	21.00%	16.00%
Asset Category: (Actual)
Equity Securities	19.00%	16.00%
Global Equities [Member] | Pension Benefits [Member]
Asset Category: (Target)
Equity Securities, Target	9.00%	5.00%
Asset Category: (Actual)
Equity Securities	6.00%	7.00%
Fixed Income [Member] | Pension Benefits [Member]
Asset Category: (Target)
Debt Securities, Target	53.00%	40.00%
Asset Category: (Actual)
Debt Securities	55.00%	38.00%
Fixed Income [Member] | Postretirement Benefits [Member]
Asset Category: (Target)
Debt Securities, Target	58.00%	39.00%
Asset Category: (Actual)
Debt Securities	57.00%	36.00%
High Yield Fixed Income [Member] | Pension Benefits [Member]
Asset Category: (Target)
Debt Securities, Target	3.00%	2.00%
Asset Category: (Actual)
Debt Securities	3.00%	3.00%
Hedge Funds [Member] | Pension Benefits [Member]
Asset Category: (Target)
Asset allocation, Target	4.00%	7.00%
Asset Category: (Actual)
Asset allocation	5.00%	6.00%
Hedge Funds [Member] | Postretirement Benefits [Member]
Asset Category: (Target)
Debt Securities, Target		1.00%
Asset Category: (Actual)
Debt Securities		1.00%
Private Equity [Member] | Pension Benefits [Member]
Asset Category: (Target)
Asset allocation, Target	1.00%	2.00%
Asset Category: (Actual)
Asset allocation	1.00%	1.00%
Real Estate [Member] | Pension Benefits [Member]
Asset Category: (Target)
Real Estate, Target	4.00%	2.00%
Asset Category: (Actual)
Real Estate	4.00%	3.00%
Global Tactical Asset Allocation [Member] | Pension Benefits [Member]
Asset Category: (Target)
Asset allocation, Target	2.00%	2.00%
Asset Category: (Actual)
Asset allocation	2.00%	2.00%
Commodities [Member] | Pension Benefits [Member]
Asset Category: (Target)
Asset allocation, Target	4.00%
Cash and Cash Equivalents [Member] | Postretirement Benefits [Member]
Asset Category: (Target)
Real Estate And Other, Target		2.00%
Asset Category: (Actual)
Real Estate And Other, Actual	3.00%	4.00%

Retirement Benefits (Details 8) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	$ 5,110	$ 4,934	$ 4,054
Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	255	270	270
Domestic Equities [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	1,012	1,027
Domestic Equities [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	54	115
International Equities [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	519	594
International Equities [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	48	44
Global Equities [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	322	352
Fixed Income [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	2,158	1,631
Fixed Income [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	144	96
High Yield Fixed Income [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	144	136
Hedge Funds [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	249	276
Hedge Funds [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets		1
Private Equity [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	46	48
Real Estate [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	196	156
Real Estate [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets		14
Global Tactical Asset Allocation [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	91	98
Real Estate and Other [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	6
Cash and Cash Equivalents [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	80	571
Fair Value, Inputs, Level 1 [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	1,281	1,342
Fair Value, Inputs, Level 1 [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	15	1
Fair Value, Inputs, Level 1 [Member] | Domestic Equities [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	765	781
Fair Value, Inputs, Level 1 [Member] | International Equities [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	118	126
Fair Value, Inputs, Level 1 [Member] | Global Equities [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	322	351
Fair Value, Inputs, Level 1 [Member] | Fixed Income [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	40	34
Fair Value, Inputs, Level 1 [Member] | Fixed Income [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	15	1
Fair Value, Inputs, Level 1 [Member] | Real Estate [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	35	46
Fair Value, Inputs, Level 1 [Member] | Cash and Cash Equivalents [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	1	4
Fair Value, Inputs, Level 2 [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	3,042	3,080
Fair Value, Inputs, Level 2 [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	237	268
Fair Value, Inputs, Level 2 [Member] | Domestic Equities [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	247	246
Fair Value, Inputs, Level 2 [Member] | Domestic Equities [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	54	115
Fair Value, Inputs, Level 2 [Member] | International Equities [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	401	468
Fair Value, Inputs, Level 2 [Member] | International Equities [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	48	44
Fair Value, Inputs, Level 2 [Member] | Global Equities [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets		1
Fair Value, Inputs, Level 2 [Member] | Fixed Income [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	2,082	1,542
Fair Value, Inputs, Level 2 [Member] | Fixed Income [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	129	95
Fair Value, Inputs, Level 2 [Member] | High Yield Fixed Income [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	144	136
Fair Value, Inputs, Level 2 [Member] | Hedge Funds [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets		2
Fair Value, Inputs, Level 2 [Member] | Private Equity [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets		3
Fair Value, Inputs, Level 2 [Member] | Real Estate [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets		20
Fair Value, Inputs, Level 2 [Member] | Real Estate [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets		14
Fair Value, Inputs, Level 2 [Member] | Global Tactical Asset Allocation [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	91	98
Fair Value, Inputs, Level 2 [Member] | Real Estate and Other [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	6
Fair Value, Inputs, Level 2 [Member] | Cash and Cash Equivalents [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	77	564
Fair Value, Inputs, Level 3 [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	494	468	464
Fair Value, Inputs, Level 3 [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	494	467
Fair Value, Inputs, Level 3 [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	0	1
Fair Value, Inputs, Level 3 [Member] | Domestic Equities [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	0
Fair Value, Inputs, Level 3 [Member] | International Equities [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	0
Fair Value, Inputs, Level 3 [Member] | Fixed Income [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	36	55	96
Fair Value, Inputs, Level 3 [Member] | Fixed Income [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	36	55
Fair Value, Inputs, Level 3 [Member] | Fixed Income [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	0
Fair Value, Inputs, Level 3 [Member] | Hedge Funds [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	249	275	291
Fair Value, Inputs, Level 3 [Member] | Hedge Funds [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	249	274
Fair Value, Inputs, Level 3 [Member] | Hedge Funds [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets		1
Fair Value, Inputs, Level 3 [Member] | Private Equity [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	46	45	43
Fair Value, Inputs, Level 3 [Member] | Private Equity [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	46	45
Fair Value, Inputs, Level 3 [Member] | Real Estate [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	161	90	31
Fair Value, Inputs, Level 3 [Member] | Real Estate [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	161	90
Fair Value, Inputs, Level 3 [Member] | Real Estate and Other [Member] | Postretirement Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	0
Fair Value, Inputs, Level 3 [Member] | Cash and Cash Equivalents [Member] | Pension Benefits [Member]
Pension and postretirement plan assets carried at fair value
Fair value of pension and postretirement plan assets	$ 2	$ 3

Retirement Benefits (Details 9) (Fair Value, Inputs, Level 3 [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Transfers of pension and postretirement plan assets in and out of Level 3
Fair value of plan assets at beginning of year	$ 468	$ 464
Purchases, Sales, Issuances and Settlements (net)	7	(38)
Realized Gains (Losses)	62	34
Unrealized Gains (Losses)	(45)	8
Transferred From Other Levels(1)	2	0
Fair value of plan assets at end of year	494	468
Fixed Income [Member]
Transfers of pension and postretirement plan assets in and out of Level 3
Fair value of plan assets at beginning of year	55	96
Purchases, Sales, Issuances and Settlements (net)	(24)	(54)
Realized Gains (Losses)	11	18
Unrealized Gains (Losses)	(8)	(5)
Transferred From Other Levels(1)	2	0
Fair value of plan assets at end of year	36	55
Hedge Funds [Member]
Transfers of pension and postretirement plan assets in and out of Level 3
Fair value of plan assets at beginning of year	275	291
Purchases, Sales, Issuances and Settlements (net)	(19)	(33)
Realized Gains (Losses)	47	15
Unrealized Gains (Losses)	(54)	2
Transferred From Other Levels(1)		0
Fair value of plan assets at end of year	249	275
Private Equity [Member]
Transfers of pension and postretirement plan assets in and out of Level 3
Fair value of plan assets at beginning of year	45	43
Purchases, Sales, Issuances and Settlements (net)	(4)	(3)
Realized Gains (Losses)	4	1
Unrealized Gains (Losses)	1	4
Transferred From Other Levels(1)		0
Fair value of plan assets at end of year	46	45
Real Estate [Member]
Transfers of pension and postretirement plan assets in and out of Level 3
Fair value of plan assets at beginning of year	90	31
Purchases, Sales, Issuances and Settlements (net)	54	52
Realized Gains (Losses)	1
Unrealized Gains (Losses)	16	7
Transferred From Other Levels(1)		0
Fair value of plan assets at end of year	161	90
Other [Member]
Transfers of pension and postretirement plan assets in and out of Level 3
Fair value of plan assets at beginning of year	3	3
Realized Gains (Losses)	(1)
Transferred From Other Levels(1)		0
Fair value of plan assets at end of year	$ 2	$ 3

Retirement Benefits (Details 10)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Additional information relating to significant postretirement plans
Weighted-average health-care cost trend rate assumed for the following year	12.94%	15.18%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2018	2018

Retirement Benefits (Details 11) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Effect of one-percentage-point change in assumed health-care cost trend rates
1-Percentage Point Increase	$ 4
1-Percentage Point Decrease	(4)
1-Percentage Point Increase	75
1-Percentage Point Decrease	$ (65)

Retirement Benefits (Details 12) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Estimated future benefits payments
2012	$ 407
2013	399
2014	395
2015	395
2016	397
2017-2021	1,951
Gross Projected Benefit Payments Before Medicare Part D Subsidies
2012	109
2013	112
2014	113
2015	112
2016	111
2017-2021	530
Expected Medicare Part D Subsidies
2012	3
2013	3
2014	4
2015	4
2016	4
2017-2021	26
Net Projected Benefit Payments After Medicare Part D Subsidies
2012	106
2013	109
2014	109
2015	108
2016	107
2017-2021	$ 504

Retirement Benefits (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Prior service cost that are expected to be amortized from accumulated other comprehensive loss	$ (25)	$ (20)
Retirement Benefits (Textual) [Abstract]
Accumulated benefit obligation for pension plans	5,660	5,410
Qualified defined contribution plans expense	37	39	40
Fixed Income [Member]
Defined Benefit Plan Disclosure [Line Items]
Maximum percentage of fixed income assets can included in debt securities	0.15
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Prior service cost that are expected to be amortized from accumulated other comprehensive loss	4	4
Maximum Range of rebalancing of assets around target asset allocations	5.00%
Expected pension contributions	309
Defined Benefit Postretirement [Member]
Defined Benefit Plan Disclosure [Line Items]
Prior service cost that are expected to be amortized from accumulated other comprehensive loss	21
Postretirement Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Prior service cost that are expected to be amortized from accumulated other comprehensive loss	(29)	(24)
Maximum Range of rebalancing of assets around target asset allocations	5.00%
Expected Postretirement Contributions	$ 70

Segment Information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net sales:
Net sales	$ 8,541	$ 8,551	$ 8,419
Operating income:
Operating income	2,399	2,432	1,763
Cash capital expenditures:
Consolidated capital expenditures	190	174	141
Depreciation and amortization expense:
Depreciation and amortization	138	151	144
Reconciliation to income from continuing operations before income taxes:
Interest and debt expense	221	232	251
Interest income	(11)	(12)	(19)
Other expense, net	3	7	9
Income from continuing operations before income taxes	2,186	2,205	1,522
RJR Tobacco [Member]
Net sales:
Net sales	7,317	7,368	7,354
Operating income:
Operating income	1,958	2,096	1,493
Cash capital expenditures:
Consolidated capital expenditures	55	52	55
Depreciation and amortization expense:
Depreciation and amortization	110	119	123
American Snuff [Member]
Net sales:
Net sales	648	719	673
Operating income:
Operating income	331	320	276
Cash capital expenditures:
Consolidated capital expenditures	106	104	75
Depreciation and amortization expense:
Depreciation and amortization	17	17	13
Santa Fe [Member]
Net sales:
Net sales	416	338	269
Operating income:
Operating income	186	123	86
Cash capital expenditures:
Consolidated capital expenditures	7	2	7
Depreciation and amortization expense:
Depreciation and amortization	5	7	6
All Other [Member]
Net sales:
Net sales	160	126	123
Operating income:
Operating income	18	(14)	14
Cash capital expenditures:
Consolidated capital expenditures	22	16	4
Depreciation and amortization expense:
Depreciation and amortization	6	8	2
Corporate Expense [Member]
Operating income:
Operating income	$ (94)	$ (93)	$ (106)

Segment Information (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment Information (Textual) [Abstract]
Sales Revenue from foreign countries, Operating Subsidiaries	$ 610	$ 525	$ 548
Asset impairment and exit charges		38	56
Trademark/goodwill impairment charges	$ 48	$ 32	$ 567
Distributor's portion of sales revenue	27.00%	27.00%	27.00%
Other Customer Revenue greater than 10% of total revenue	10.00%	10.00%	10.00%

Related Party Transactions (Details) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended		12 Months Ended
	Nov. 30, 2011	Jul. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of balances and transactions
Accounts receivable			$ 67	$ 48
Accounts payable			2	4
Deferred revenue			42	53
Net sales			479	381	404
RAI common stock purchases from B&W			114
Related Party Transactions (Textual) [Abstract]
Percentage of maximum purchase price of imported cigarettes from related party			10.00%
Revenue percentage from related parties			6.00%	4.00%	5.00%
Percentage of RTI's out standing common stock	42.00%		42.00%
Repurchased stock from B&W			2,806,637
Related party transaction purchases from related party			less than 1 million
Related party transaction purchases amount			1
Sale of airplane		8
Purchases [Member]
Related Party Transaction [Line Items]
Purchases, Research and development services billings			11	12	16
Research And Development Services Billings [Member]
Related Party Transaction [Line Items]
Purchases, Research and development services billings			$ 5	$ 4	$ 2

RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Condensed Consolidating Statements of Income
Net sales									$ 8,062	[1]	$ 8,170	[1]	$ 8,015	[1]
Net sales, related party									479		381		404
Net sales	2,083	2,200	2,267	1,991	2,081	2,239	2,245	1,986	8,541		8,551		8,419
Cost of products sold									4,464	[1]	4,544	[1]	4,488	[1]
Selling, general and administrative expenses									1,606		1,480		1,517
Amortization expense									24		25		28
Asset impairment and exit charges											38		56
Trademark impairment charges	48				6				48		6		567
Goodwill impairment charge					26						26
Restructuring charge													56
Operating income (loss)									2,399		2,432		1,763
Interest and debt expense									221		232		251
Interest income									(11)		(12)		(19)
Other expense, net									3		7		9
Income from continuing operations before income taxes									2,186		2,205		1,522
Provision for (benefit from) income taxes									780		868		567
Income from continuing operations									1,406		1,337		955
Losses from discontinued operations, net of tax								(216)			(216)
Net income (loss)	304	394	327	381	262	400	359	100	1,406		1,121		955
RAI [Member]
Condensed Consolidating Statements of Income
Selling, general and administrative expenses									129		20		20
Operating income (loss)									(129)		(20)		(20)
Interest and debt expense									213		223		242
Interest income									(118)		(119)		(115)
Other expense, net									8		2		(4)
Income from continuing operations before income taxes									(232)		(126)		(143)
Provision for (benefit from) income taxes									(89)		(42)		(49)
Equity income (loss) from subsidiaries									1,549		1,205		1,049
Income from continuing operations											1,121
Net income (loss)									1,406		1,121		955
Guarantors [Member]
Condensed Consolidating Statements of Income
Net sales									7,971		8,118		7,985
Net sales, related party									479		381		404
Net sales									8,450		8,499		8,389
Cost of products sold									4,460		4,569		4,544
Selling, general and administrative expenses									1,386		1,380		1,425
Amortization expense									24		25		28
Asset impairment and exit charges											24
Trademark impairment charges									48		6		567
Goodwill impairment charge											26
Restructuring charge													56
Operating income (loss)									2,532		2,469		1,769
Interest and debt expense									125		127		123
Interest income									(4)		(4)		(9)
Other expense, net									(47)		(39)		(30)
Income from continuing operations before income taxes									2,458		2,385		1,685
Provision for (benefit from) income taxes									875		919		616
Equity income (loss) from subsidiaries									20		(68)		26
Income from continuing operations											1,398
Losses from discontinued operations, net of tax											(142)
Net income (loss)									1,603		1,256		1,095
Non-Guarantors [Member]
Condensed Consolidating Statements of Income
Net sales									116		147		162
Net sales									116		147		162
Cost of products sold									29		72		76
Selling, general and administrative expenses									91		81		72
Asset impairment and exit charges											14
Operating income (loss)									(4)		(20)		14
Interest and debt expense											1		1
Interest income									(6)		(8)		(10)
Other expense, net									(1)		1
Income from continuing operations before income taxes									3		(14)		23
Provision for (benefit from) income taxes									(6)		(10)
Income from continuing operations											(4)
Losses from discontinued operations, net of tax											(74)
Net income (loss)									9		(78)		23
Eliminations [Member]
Condensed Consolidating Statements of Income
Net sales									(25)		(95)		(132)
Net sales									(25)		(95)		(132)
Cost of products sold									(25)		(97)		(132)
Selling, general and administrative expenses											(1)
Operating income (loss)											3
Interest and debt expense									(117)		(119)		(115)
Interest income									117		119		115
Other expense, net									43		43		43
Income from continuing operations before income taxes									(43)		(40)		(43)
Provision for (benefit from) income taxes											1
Equity income (loss) from subsidiaries									(1,569)		(1,137)		(1,075)
Income from continuing operations											(1,178)
Net income (loss)									$ (1,612)		$ (1,178)		$ (1,118)

[1]	Excludes excise taxes of $4,107 million, $4,340 million and $3,927 million for the years ended December 31, 2011, 2010 and 2009, respectively.

RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidating Statements of Cash Flows
Net cash flows from operating activities	$ 1,420	$ 1,265	$ 1,454
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments		4	19
Proceeds from settlement of long-term investments	2	13	6
Capital expenditures	(190)	(174)	(141)
Net proceeds from sale of business	202
Acquisition, net of cash acquired			(43)
Proceeds from termination of joint venture	32	28	24
Other, net	14	3	12
Net cash flows from (used in) investing activities	60	(126)	(123)
Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(1,049)	(991)
Repurchase of common stock	(282)	(5)	(5)
Repayments of long-term debt	(400)	(300)	(200)
Proceeds from termination of interest rate swaps	186
Other, net	(6)	5	4
Net cash flows used in financing activities	(1,714)	(1,349)	(1,192)
Effect of exchange rate changes on cash and cash equivalents	(5)	(11)	6
Net cash flows related to discontinued operations, net of tax benefit		(307)
Net change in cash and cash equivalents	(239)	(528)	145
Cash and cash equivalents at beginning of year	2,195	2,723	2,578
Cash and cash equivalents at end of year	1,956	2,195	2,723
RAI [Member]
Condensed Consolidating Statements of Cash Flows
Net cash flows from operating activities	641	442	678
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments			1
Net proceeds from sale of business	79
Return of intercompany investments	1,040	897	610
Other, net	40	40	40
Net cash flows from (used in) investing activities	1,159	937	651
Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(1,049)	(991)
Repurchase of common stock	(282)	(5)	(5)
Repayments of long-term debt	(400)	(300)	(189)
Proceeds from termination of interest rate swaps	185
Dividends paid on preferred stock	(43)	(43)	(43)
Other, net	(47)	(16)	(12)
Net cash flows used in financing activities	(1,799)	(1,413)	(1,240)
Net change in cash and cash equivalents	1	(34)	89
Cash and cash equivalents at beginning of year	327	361	272
Cash and cash equivalents at end of year	328	327	361
Guarantors [Member]
Condensed Consolidating Statements of Cash Flows
Net cash flows from operating activities	1,571	1,153	1,630
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments		4	18
Proceeds from settlement of long-term investments	2	13	6
Capital expenditures	(190)	(171)	(137)
Net proceeds from sale of business	123
Contributions to intercompany investments		(75)
Other, net	58	26	29
Net cash flows from (used in) investing activities	(7)	(203)	(84)
Cash flows from (used in) financing activities:
Dividends paid on common stock	(740)	(300)	(840)
Repayments of long-term debt			(11)
Proceeds from termination of interest rate swaps	1
Distribution of equity	(1,040)	(897)	(610)
Other, net	(40)	(40)	(40)
Net cash flows used in financing activities	(1,819)	(1,237)	(1,501)
Net cash flows related to discontinued operations, net of tax benefit		(233)
Net change in cash and cash equivalents	(255)	(520)	45
Cash and cash equivalents at beginning of year	1,616	2,136	2,091
Cash and cash equivalents at end of year	1,361	1,616	2,136
Non-Guarantors [Member]
Condensed Consolidating Statements of Cash Flows
Net cash flows from operating activities	(3)	13	29
Cash flows from (used in) investing activities:
Capital expenditures		(3)	(4)
Acquisition, net of cash acquired			(43)
Proceeds from termination of joint venture	32	28	24
Net cash flows from (used in) investing activities	32	25	(23)
Cash flows from (used in) financing activities:
Dividends paid on common stock	(6)
Receipt of equity		75
Other, net	(3)	(2)	(1)
Net cash flows used in financing activities	(9)	73	(1)
Effect of exchange rate changes on cash and cash equivalents	(5)	(11)	6
Net cash flows related to discontinued operations, net of tax benefit		(74)
Net change in cash and cash equivalents	15	26	11
Cash and cash equivalents at beginning of year	252	226	215
Cash and cash equivalents at end of year	267	252	226
Eliminations [Member]
Condensed Consolidating Statements of Cash Flows
Net cash flows from operating activities	(789)	(343)	(883)
Cash flows from (used in) investing activities:
Return of intercompany investments	(1,040)	(897)	(610)
Contributions to intercompany investments		75
Other, net	(84)	(63)	(57)
Net cash flows from (used in) investing activities	(1,124)	(885)	(667)
Cash flows from (used in) financing activities:
Dividends paid on common stock	746	300	840
Dividends paid on preferred stock	43	43	43
Receipt of equity		(75)
Distribution of equity	1,040	897	610
Other, net	84	63	57
Net cash flows used in financing activities	$ 1,913	$ 1,228	$ 1,550

RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets
Cash and cash equivalents	$ 1,956	$ 2,195	$ 2,723	$ 2,578
Accounts receivable	101	118
Accounts receivable, related party	67	48
Other receivables	46	44
Inventories	967	1,055
Deferred income taxes, net	945	946
Prepaid expenses and other	225	195
Assets held for sale	0	201
Total current assets	4,307	4,802
Property, plant and equipment, net	1,070	1,002
Trademarks and other intangible assets, net	2,602	2,675
Goodwill	8,010	8,010
Other assets and deferred charges	265	589
Total assets	16,254	17,078
Liabilities and shareholders' equity
Accounts payable	113	179
Tobacco settlement accruals	2,530	2,589
Due to related party	2	4
Deferred revenue, related party	42	53
Current maturities of long-term debt	457	400
Other current liabilities	1,132	1,147
Total current liabilities	4,276	4,372
Long-term debt (less current maturities)	3,206	3,701
Deferred income taxes, net	511	518
Long-term retirement benefits (less current portion)	1,759	1,668
Other noncurrent liabilities	251	309
Total shareholders' equity	6,251	6,510	6,498	6,237
Total liabilities and shareholders' equity	16,254	17,078
RAI [Member]
Assets
Cash and cash equivalents	328	327	361	272
Other receivables	95	80
Deferred income taxes, net		10
Prepaid expenses and other	19	38
Total current assets	442	455
Property, plant and equipment, net	5	6
Long-term intercompany notes	1,960	2,000
Investment in subsidiaries	9,139	9,696
Other assets and deferred charges	68	267
Total assets	11,614	12,424
Liabilities and shareholders' equity
Current maturities of long-term debt	399	400
Other current liabilities	421	489
Total current liabilities	820	889
Intercompany notes and interest payable	1,325	1,366
Long-term debt (less current maturities)	3,145	3,580
Long-term retirement benefits (less current portion)	48	34
Other noncurrent liabilities	25	45
Total shareholders' equity	6,251	6,510
Total liabilities and shareholders' equity	11,614	12,424
Guarantors [Member]
Assets
Cash and cash equivalents	1,361	1,616	2,136	2,091
Accounts receivable	77	103
Accounts receivable, related party	67	48
Other receivables	50	161
Inventories	929	1,022
Deferred income taxes, net	952	934
Prepaid expenses and other	200	155
Assets held for sale		201
Total current assets	3,636	4,240
Property, plant and equipment, net	1,061	991
Trademarks and other intangible assets, net	2,553	2,625
Goodwill	7,999	7,991
Long-term intercompany notes	1,325	1,366
Investment in subsidiaries	463	462
Other assets and deferred charges	171	242
Total assets	17,208	17,917
Liabilities and shareholders' equity
Accounts payable	107	175
Tobacco settlement accruals	2,530	2,589
Due to related party	2	4
Deferred revenue, related party	42	53
Current maturities of long-term debt	58
Other current liabilities	827	855
Total current liabilities	3,566	3,676
Intercompany notes and interest payable	1,960	2,000
Long-term debt (less current maturities)	61	121
Deferred income taxes, net	553	535
Long-term retirement benefits (less current portion)	1,699	1,622
Other noncurrent liabilities	224	262
Total shareholders' equity	9,145	9,701
Total liabilities and shareholders' equity	17,208	17,917
Non-Guarantors [Member]
Assets
Cash and cash equivalents	267	252	226	215
Accounts receivable	24	15
Other receivables	39	35
Inventories	38	34
Deferred income taxes, net	1	2
Prepaid expenses and other	7	4
Total current assets	376	342
Property, plant and equipment, net	3	4
Trademarks and other intangible assets, net	49	50
Goodwill	11	19
Other assets and deferred charges	71	100
Total assets	510	515
Liabilities and shareholders' equity
Accounts payable	6	4
Other current liabilities	31	37
Total current liabilities	37	41
Deferred income taxes, net	3	3
Long-term retirement benefits (less current portion)	12	12
Other noncurrent liabilities	2	2
Total shareholders' equity	456	457
Total liabilities and shareholders' equity	510	515
Eliminations [Member]
Assets
Other receivables	(138)	(232)
Inventories		(1)
Deferred income taxes, net	(8)
Prepaid expenses and other	(1)	(2)
Total current assets	(147)	(235)
Property, plant and equipment, net	1	1
Long-term intercompany notes	(3,285)	(3,366)
Investment in subsidiaries	(9,602)	(10,158)
Other assets and deferred charges	(45)	(20)
Total assets	(13,078)	(13,778)
Liabilities and shareholders' equity
Other current liabilities	(147)	(234)
Total current liabilities	(147)	(234)
Intercompany notes and interest payable	(3,285)	(3,366)
Deferred income taxes, net	(45)	(20)
Total shareholders' equity	(9,601)	(10,158)
Total liabilities and shareholders' equity	$ (13,078)	$ (13,778)

RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Details 3) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidating Statements of Comprehensive Income
Net income	$ 304	$ 394	$ 327	$ 381	$ 262	$ 400	$ 359	$ 100	$ 1,406	$ 1,121	$ 955
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(144)	(78)	274
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									(12)	21	4
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(8)	(8)	3
Comprehensive income									1,242	1,056	1,236
RAI [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									1,406	1,121	955
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(144)	(78)	274
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									(12)	21	4
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(8)	(8)	3
Comprehensive income									1,242	1,056	1,236
Guarantors [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									1,603	1,256	1,095
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(141)	(80)	274
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									(12)	21	4
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(8)	(8)	3
Comprehensive income									1,442	1,189	1,376
Non-Guarantors [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									9	(78)	23
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									6	(1)
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(11)	(17)	10
Comprehensive income									4	(96)	33
Eliminations [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									(1,612)	(1,178)	(1,118)
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									135	81	(274)
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									12	(21)	(4)
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									19	25	(13)
Comprehensive income									$ (1,446)	$ (1,093)	$ (1,409)

RAI Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Details Textual) (RAI [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011
RAI [Member]
Guaranteed Unsecured Notes Financial Statements Parent (Numeric) [Abstract]
RAI's unsecured notes	$ 3,500

RJR Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Condensed Consolidating Statements of Income
Net sales									$ 8,062	[1]	$ 8,170	[1]	$ 8,015	[1]
Net sales, related party									479		381		404
Net sales	2,083	2,200	2,267	1,991	2,081	2,239	2,245	1,986	8,541		8,551		8,419
Cost of products sold									4,464	[1]	4,544	[1]	4,488	[1]
Selling, general and administrative expenses									1,606		1,480		1,517
Amortization expense									24		25		28
Restructuring charge													56
Asset impairment and exit charges											38		56
Trademark impairment charges	48				6				48		6		567
Goodwill impairment charge					26						26
Operating income (loss)									2,399		2,432		1,763
Interest and debt expense									221		232		251
Interest income									(11)		(12)		(19)
Other expense, net									3		7		9
Income from continuing operations before income taxes									2,186		2,205		1,522
Provision for (benefit from) income taxes									780		868		567
Income from continuing operations									1,406		1,337		955
Losses from discontinued operations, net of tax								(216)			(216)
Net income (loss)	304	394	327	381	262	400	359	100	1,406		1,121		955
RAI [Member]
Condensed Consolidating Statements of Income
Selling, general and administrative expenses									129		20		20
Operating income (loss)									(129)		(20)		(20)
Interest and debt expense									213		223		242
Interest income									(118)		(119)		(115)
Other expense, net									8		2		(4)
Income from continuing operations before income taxes									(232)		(126)		(143)
Provision for (benefit from) income taxes									(89)		(42)		(49)
Equity income (loss) from subsidiaries									1,549		1,205		1,049
Income from continuing operations											1,121
Net income (loss)									1,406		1,121		955
Guarantors [Member]
Condensed Consolidating Statements of Income
Net sales									7,971		8,118		7,985
Net sales, related party									479		381		404
Net sales									8,450		8,499		8,389
Cost of products sold									4,460		4,569		4,544
Selling, general and administrative expenses									1,386		1,380		1,425
Amortization expense									24		25		28
Restructuring charge													56
Asset impairment and exit charges											24
Trademark impairment charges									48		6		567
Goodwill impairment charge											26
Operating income (loss)									2,532		2,469		1,769
Interest and debt expense									125		127		123
Interest income									(4)		(4)		(9)
Other expense, net									(47)		(39)		(30)
Income from continuing operations before income taxes									2,458		2,385		1,685
Provision for (benefit from) income taxes									875		919		616
Equity income (loss) from subsidiaries									20		(68)		26
Income from continuing operations											1,398
Losses from discontinued operations, net of tax											(142)
Net income (loss)									1,603		1,256		1,095
Non-Guarantors [Member]
Condensed Consolidating Statements of Income
Net sales									116		147		162
Net sales									116		147		162
Cost of products sold									29		72		76
Selling, general and administrative expenses									91		81		72
Asset impairment and exit charges											14
Operating income (loss)									(4)		(20)		14
Interest and debt expense											1		1
Interest income									(6)		(8)		(10)
Other expense, net									(1)		1
Income from continuing operations before income taxes									3		(14)		23
Provision for (benefit from) income taxes									(6)		(10)
Income from continuing operations											(4)
Losses from discontinued operations, net of tax											(74)
Net income (loss)									9		(78)		23
Eliminations [Member]
Condensed Consolidating Statements of Income
Net sales									(25)		(95)		(132)
Net sales									(25)		(95)		(132)
Cost of products sold									(25)		(97)		(132)
Selling, general and administrative expenses											(1)
Operating income (loss)											3
Interest and debt expense									(117)		(119)		(115)
Interest income									117		119		115
Other expense, net									43		43		43
Income from continuing operations before income taxes									(43)		(40)		(43)
Provision for (benefit from) income taxes											1
Equity income (loss) from subsidiaries									(1,569)		(1,137)		(1,075)
Income from continuing operations											(1,178)
Net income (loss)									(1,612)		(1,178)		(1,118)
Subsidiaries [Member] | RAI [Member]
Condensed Consolidating Statements of Income
Selling, general and administrative expenses									129		20		20
Operating income (loss)									(129)		(20)		(20)
Interest and debt expense									213		223		242
Interest income									(118)		(119)		(115)
Other expense, net									8		2		(4)
Income from continuing operations before income taxes									(232)		(126)		(143)
Provision for (benefit from) income taxes									(89)		(42)		(49)
Equity income (loss) from subsidiaries									1,549		1,205		1,049
Income from continuing operations											1,121
Net income (loss)									1,406		1,121		955
Subsidiaries [Member] | Issuer [Member]
Condensed Consolidating Statements of Income
Selling, general and administrative expenses									(7)		(2)		4
Operating income (loss)									7		2		(4)
Interest and debt expense									8		8		8
Interest income									(5)		(5)		(8)
Other expense, net									(45)		(43)		(31)
Income from continuing operations before income taxes									49		42		27
Provision for (benefit from) income taxes									1		(2)		(5)
Equity income (loss) from subsidiaries									1,344		951		939
Income from continuing operations											995
Losses from discontinued operations, net of tax											88
Net income (loss)									1,392		1,083		971
Subsidiaries [Member] | Guarantors [Member]
Condensed Consolidating Statements of Income
Net sales									6,908		7,093		7,078
Net sales, related party									478		371		396
Net sales									7,386		7,464		7,474
Cost of products sold									4,133		4,264		4,297
Selling, general and administrative expenses									1,164		1,124		1,183
Amortization expense									22		24		27
Restructuring charge													56
Asset impairment and exit charges											24
Trademark impairment charges									43				491
Operating income (loss)									2,024		2,028		1,420
Interest and debt expense													1
Interest income									(44)		(45)		(56)
Other expense, net											8		2
Income from continuing operations before income taxes									2,068		2,065		1,473
Provision for (benefit from) income taxes									752		814		562
Equity income (loss) from subsidiaries									28		5		26
Income from continuing operations											1,256
Losses from discontinued operations, net of tax											(230)
Net income (loss)									1,344		1,026		937
Subsidiaries [Member] | Non-Guarantors [Member]
Condensed Consolidating Statements of Income
Net sales									1,204		1,230		1,139
Net sales, related party									1		10		8
Net sales									1,205		1,240		1,147
Cost of products sold									381		435		393
Selling, general and administrative expenses									320		339		310
Amortization expense									2		1		1
Asset impairment and exit charges											14
Trademark impairment charges									5		6		76
Goodwill impairment charge											26
Operating income (loss)									497		419		367
Interest and debt expense									162		166		171
Interest income									(6)		(8)		(11)
Other expense, net									(3)		(3)		(1)
Income from continuing operations before income taxes									344		264		208
Provision for (benefit from) income taxes									116		97		59
Income from continuing operations											167
Losses from discontinued operations, net of tax											(74)
Net income (loss)									228		93		149
Subsidiaries [Member] | Eliminations [Member]
Condensed Consolidating Statements of Income
Net sales									(50)		(153)		(202)
Net sales									(50)		(153)		(202)
Cost of products sold									(50)		(155)		(202)
Selling, general and administrative expenses											(1)
Operating income (loss)											3
Interest and debt expense									(162)		(165)		(171)
Interest income									162		165		171
Other expense, net									43		43		43
Income from continuing operations before income taxes									(43)		(40)		(43)
Provision for (benefit from) income taxes											1
Equity income (loss) from subsidiaries									(2,921)		(2,161)		(2,014)
Income from continuing operations											(2,202)
Net income (loss)									$ (2,964)		$ (2,202)		$ (2,057)

[1]	Excludes excise taxes of $4,107 million, $4,340 million and $3,927 million for the years ended December 31, 2011, 2010 and 2009, respectively.

RJR Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	$ 1,420	$ 1,265	$ 1,454
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments		4	19
Proceeds from settlement of long-term investments	2	13	6
Capital expenditures	(190)	(174)	(141)
Acquisition, net of cash acquired			(43)
Net proceeds from sale of business	202
Proceeds from termination of joint venture	32	28	24
Other, net	14	3	12
Net cash flows from (used in) investing activities	60	(126)	(123)
Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(1,049)	(991)
Repurchase of common stock	(282)	(5)	(5)
Repayments of long-term debt	(400)	(300)	(200)
Proceeds from termination of interest rate swaps	186
Other, net	(6)	5	4
Net cash flows used in financing activities	(1,714)	(1,349)	(1,192)
Effect of exchange rate changes on cash and cash equivalents	(5)	(11)	6
Net cash flows related to discontinued operations, net of tax benefit		(307)
Net change in cash and cash equivalents	(239)	(528)	145
Cash and cash equivalents at beginning of year	2,195	2,723	2,578
Cash and cash equivalents at end of year	1,956	2,195	2,723
RAI [Member]
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	641	442	678
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments			1
Net proceeds from sale of business	79
Return of intercompany investments	1,040	897	610
Other, net	40	40	40
Net cash flows from (used in) investing activities	1,159	937	651
Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(1,049)	(991)
Repurchase of common stock	(282)	(5)	(5)
Repayments of long-term debt	(400)	(300)	(189)
Proceeds from termination of interest rate swaps	185
Dividends paid on preferred stock	(43)	(43)	(43)
Other, net	(47)	(16)	(12)
Net cash flows used in financing activities	(1,799)	(1,413)	(1,240)
Net change in cash and cash equivalents	1	(34)	89
Cash and cash equivalents at beginning of year	327	361	272
Cash and cash equivalents at end of year	328	327	361
Guarantors [Member]
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	1,571	1,153	1,630
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments		4	18
Proceeds from settlement of long-term investments	2	13	6
Capital expenditures	(190)	(171)	(137)
Net proceeds from sale of business	123
Contributions to intercompany investments		(75)
Other, net	58	26	29
Net cash flows from (used in) investing activities	(7)	(203)	(84)
Cash flows from (used in) financing activities:
Dividends paid on common stock	(740)	(300)	(840)
Repayments of long-term debt			(11)
Proceeds from termination of interest rate swaps	1
Distribution of equity	(1,040)	(897)	(610)
Other, net	(40)	(40)	(40)
Net cash flows used in financing activities	(1,819)	(1,237)	(1,501)
Net cash flows related to discontinued operations, net of tax benefit		(233)
Net change in cash and cash equivalents	(255)	(520)	45
Cash and cash equivalents at beginning of year	1,616	2,136	2,091
Cash and cash equivalents at end of year	1,361	1,616	2,136
Non-Guarantors [Member]
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	(3)	13	29
Cash flows from (used in) investing activities:
Capital expenditures		(3)	(4)
Acquisition, net of cash acquired			(43)
Proceeds from termination of joint venture	32	28	24
Net cash flows from (used in) investing activities	32	25	(23)
Cash flows from (used in) financing activities:
Dividends paid on common stock	(6)
Receipt of equity		75
Other, net	(3)	(2)	(1)
Net cash flows used in financing activities	(9)	73	(1)
Effect of exchange rate changes on cash and cash equivalents	(5)	(11)	6
Net cash flows related to discontinued operations, net of tax benefit		(74)
Net change in cash and cash equivalents	15	26	11
Cash and cash equivalents at beginning of year	252	226	215
Cash and cash equivalents at end of year	267	252	226
Eliminations [Member]
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	(789)	(343)	(883)
Cash flows from (used in) investing activities:
Return of intercompany investments	(1,040)	(897)	(610)
Contributions to intercompany investments		75
Other, net	(84)	(63)	(57)
Net cash flows from (used in) investing activities	(1,124)	(885)	(667)
Cash flows from (used in) financing activities:
Dividends paid on common stock	746	300	840
Dividends paid on preferred stock	43	43	43
Receipt of equity		(75)
Distribution of equity	1,040	897	610
Other, net	84	63	57
Net cash flows used in financing activities	1,913	1,228	1,550
Subsidiaries [Member]
Cash flows from (used in) financing activities:
Net change in cash and cash equivalents	(239)
Subsidiaries [Member] | RAI [Member]
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	641	442	678
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments			1
Net proceeds from sale of business	79
Return of intercompany investments	1,040	897	610
Other, net	40	40	40
Net cash flows from (used in) investing activities	1,159	937	651
Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,212)	(1,049)	(991)
Repurchase of common stock	(282)	(5)	(5)
Repayments of long-term debt	(400)	(300)	(189)
Proceeds from termination of interest rate swaps	185
Dividends paid on preferred stock	(43)	(43)	(43)
Other, net	(47)	(16)	(12)
Net cash flows used in financing activities	(1,799)	(1,413)	(1,240)
Net change in cash and cash equivalents	1	(34)	89
Cash and cash equivalents at beginning of year	327	361	272
Cash and cash equivalents at end of year	328	327	361
Subsidiaries [Member] | Issuer [Member]
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	1,319	445	1,464
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments		1	5
Return of intercompany investments	340	795
Contributions to intercompany investments		(75)
Other, net	20	23	9
Net cash flows from (used in) investing activities	360	744	14
Cash flows from (used in) financing activities:
Dividends paid on common stock	(740)	(300)	(840)
Repayments of long-term debt			(11)
Proceeds from termination of interest rate swaps	1
Distribution of equity	(910)	(897)	(610)
Other, net	(36)	1	1
Net cash flows used in financing activities	(1,685)	(1,196)	(1,460)
Net cash flows related to discontinued operations, net of tax benefit		(3)
Net change in cash and cash equivalents	(6)	(10)	18
Cash and cash equivalents at beginning of year	14	24	6
Cash and cash equivalents at end of year	8	14	24
Subsidiaries [Member] | Guarantors [Member]
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	1,195	947	1,394
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments		2	12
Proceeds from settlement of long-term investments	2	13	6
Capital expenditures	(55)	(52)	(55)
Net proceeds from sale of business	123
Other, net	91	25	27
Net cash flows from (used in) investing activities	161	(12)	(10)
Cash flows from (used in) financing activities:
Dividends paid on common stock	(1,265)	(405)	(1,360)
Distribution of equity	(340)	(795)
Net cash flows used in financing activities	(1,605)	(1,200)	(1,360)
Net cash flows related to discontinued operations, net of tax benefit		(230)
Net change in cash and cash equivalents	(249)	(495)	24
Cash and cash equivalents at beginning of year	1,506	2,001	1,977
Cash and cash equivalents at end of year	1,257	1,506	2,001
Subsidiaries [Member] | Non-Guarantors [Member]
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	313	179	161
Cash flows from (used in) investing activities:
Proceeds from settlement of short-term investments		1	1
Capital expenditures	(135)	(123)	(86)
Acquisition, net of cash acquired			(43)
Proceeds from termination of joint venture	32	28	24
Other, net		1
Net cash flows from (used in) investing activities	(103)	(93)	(104)
Cash flows from (used in) financing activities:
Receipt of equity		75
Distribution of equity	(130)
Other, net	(60)	(65)	(49)
Net cash flows used in financing activities	(190)	10	(49)
Effect of exchange rate changes on cash and cash equivalents	(5)	(11)	6
Net cash flows related to discontinued operations, net of tax benefit		(74)
Net change in cash and cash equivalents	15	11	14
Cash and cash equivalents at beginning of year	348	337	323
Cash and cash equivalents at end of year	363	348	337
Subsidiaries [Member] | Eliminations [Member]
Condensed Consolidating Statements of Cash Flows
Cash flows from operating activities	(2,048)	(748)	(2,243)
Cash flows from (used in) investing activities:
Capital expenditures		1
Return of intercompany investments	(1,380)	(1,692)	(610)
Contributions to intercompany investments		75
Other, net	(137)	(86)	(64)
Net cash flows from (used in) investing activities	(1,517)	(1,702)	(674)
Cash flows from (used in) financing activities:
Dividends paid on common stock	2,005	705	2,200
Dividends paid on preferred stock	43	43	43
Receipt of equity		(75)
Distribution of equity	1,380	1,692	610
Other, net	137	85	64
Net cash flows used in financing activities	$ 3,565	$ 2,450	$ 2,917

RJR Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets
Cash and cash equivalents	$ 1,956	$ 2,195	$ 2,723	$ 2,578
Accounts receivable	101	118
Accounts receivable, related party	67	48
Other receivables	46	44
Inventories	967	1,055
Deferred income taxes, net	945	946
Prepaid expenses and other	225	195
Assets held for sale	0	201
Total current assets	4,307	4,802
Property, plant and equipment, net	1,070	1,002
Trademarks and other intangible assets, net	2,602	2,675
Goodwill	8,010	8,010
Other assets and deferred charges	265	589
Total assets	16,254	17,078
Liabilities and shareholders' equity
Accounts payable	113	179
Tobacco settlement accruals	2,530	2,589
Due to related party	2	4
Deferred revenue, related party	42	53
Current maturities of long-term debt	457	400
Other current liabilities	1,132	1,147
Total current liabilities	4,276	4,372
Long-term debt (less current maturities)	3,206	3,701
Deferred income taxes, net	511	518
Long-term retirement benefits (less current portion)	1,759	1,668
Other noncurrent liabilities	251	309
Total shareholders' equity	6,251	6,510	6,498	6,237
Total liabilities and shareholders' equity	16,254	17,078
RAI [Member]
Assets
Cash and cash equivalents	328	327	361	272
Other receivables	95	80
Deferred income taxes, net		10
Prepaid expenses and other	19	38
Total current assets	442	455
Property, plant and equipment, net	5	6
Long-term intercompany notes	1,960	2,000
Investment in subsidiaries	9,139	9,696
Other assets and deferred charges	68	267
Total assets	11,614	12,424
Liabilities and shareholders' equity
Current maturities of long-term debt	399	400
Other current liabilities	421	489
Total current liabilities	820	889
Intercompany notes and interest payable	1,325	1,366
Long-term debt (less current maturities)	3,145	3,580
Long-term retirement benefits (less current portion)	48	34
Other noncurrent liabilities	25	45
Total shareholders' equity	6,251	6,510
Total liabilities and shareholders' equity	11,614	12,424
Guarantors [Member]
Assets
Cash and cash equivalents	1,361	1,616	2,136	2,091
Accounts receivable	77	103
Accounts receivable, related party	67	48
Other receivables	50	161
Inventories	929	1,022
Deferred income taxes, net	952	934
Prepaid expenses and other	200	155
Assets held for sale		201
Total current assets	3,636	4,240
Property, plant and equipment, net	1,061	991
Trademarks and other intangible assets, net	2,553	2,625
Goodwill	7,999	7,991
Long-term intercompany notes	1,325	1,366
Investment in subsidiaries	463	462
Other assets and deferred charges	171	242
Total assets	17,208	17,917
Liabilities and shareholders' equity
Accounts payable	107	175
Tobacco settlement accruals	2,530	2,589
Due to related party	2	4
Deferred revenue, related party	42	53
Current maturities of long-term debt	58
Other current liabilities	827	855
Total current liabilities	3,566	3,676
Intercompany notes and interest payable	1,960	2,000
Long-term debt (less current maturities)	61	121
Deferred income taxes, net	553	535
Long-term retirement benefits (less current portion)	1,699	1,622
Other noncurrent liabilities	224	262
Total shareholders' equity	9,145	9,701
Total liabilities and shareholders' equity	17,208	17,917
Non-Guarantors [Member]
Assets
Cash and cash equivalents	267	252	226	215
Accounts receivable	24	15
Other receivables	39	35
Inventories	38	34
Deferred income taxes, net	1	2
Prepaid expenses and other	7	4
Total current assets	376	342
Property, plant and equipment, net	3	4
Trademarks and other intangible assets, net	49	50
Goodwill	11	19
Other assets and deferred charges	71	100
Total assets	510	515
Liabilities and shareholders' equity
Accounts payable	6	4
Other current liabilities	31	37
Total current liabilities	37	41
Deferred income taxes, net	3	3
Long-term retirement benefits (less current portion)	12	12
Other noncurrent liabilities	2	2
Total shareholders' equity	456	457
Total liabilities and shareholders' equity	510	515
Eliminations [Member]
Assets
Other receivables	(138)	(232)
Inventories		(1)
Deferred income taxes, net	(8)
Prepaid expenses and other	(1)	(2)
Total current assets	(147)	(235)
Property, plant and equipment, net	1	1
Long-term intercompany notes	(3,285)	(3,366)
Investment in subsidiaries	(9,602)	(10,158)
Other assets and deferred charges	(45)	(20)
Total assets	(13,078)	(13,778)
Liabilities and shareholders' equity
Other current liabilities	(147)	(234)
Total current liabilities	(147)	(234)
Intercompany notes and interest payable	(3,285)	(3,366)
Deferred income taxes, net	(45)	(20)
Total shareholders' equity	(9,601)	(10,158)
Total liabilities and shareholders' equity	(13,078)	(13,778)
Subsidiaries [Member] | RAI [Member]
Assets
Cash and cash equivalents	328	327	361	272
Other receivables	95	80
Deferred income taxes, net		10
Prepaid expenses and other	19	38
Total current assets	442	455
Property, plant and equipment, net	5	6
Long-term intercompany notes	1,960	2,000
Investment in subsidiaries	9,139	9,696
Other assets and deferred charges	68	267
Total assets	11,614	12,424
Liabilities and shareholders' equity
Current maturities of long-term debt	399	400
Other current liabilities	421	489
Total current liabilities	820	889
Intercompany notes and interest payable	1,325	1,366
Long-term debt (less current maturities)	3,145	3,580
Long-term retirement benefits (less current portion)	48	34
Other noncurrent liabilities	25	45
Total shareholders' equity	6,251	6,510
Total liabilities and shareholders' equity	11,614	12,424
Subsidiaries [Member] | Issuer [Member]
Assets
Cash and cash equivalents	8	14	24	6
Other receivables	38	33
Deferred income taxes, net	1	1
Total current assets	47	48
Long-term intercompany notes	157	174
Investment in subsidiaries	7,076	7,611
Other assets and deferred charges	24	56
Total assets	7,304	7,889
Liabilities and shareholders' equity
Current maturities of long-term debt	58
Other current liabilities	100	138
Total current liabilities	158	138
Long-term debt (less current maturities)	61	121
Long-term retirement benefits (less current portion)	24	25
Other noncurrent liabilities	1	12
Total shareholders' equity	7,060	7,593
Total liabilities and shareholders' equity	7,304	7,889
Subsidiaries [Member] | Guarantors [Member]
Assets
Cash and cash equivalents	1,257	1,506	2,001	1,977
Accounts receivable	62	50
Accounts receivable, related party	67	48
Other receivables	145	225
Inventories	480	600
Deferred income taxes, net	907	892
Prepaid expenses and other	178	130
Assets held for sale		20
Total current assets	3,096	3,471
Property, plant and equipment, net	652	689
Trademarks and other intangible assets, net	1,251	1,316
Goodwill	5,303	5,303
Long-term intercompany notes	1,325	1,366
Investment in subsidiaries	456	435
Other assets and deferred charges	157	194
Total assets	12,240	12,774
Liabilities and shareholders' equity
Accounts payable	87	103
Tobacco settlement accruals	2,461	2,532
Due to related party	2	4
Deferred revenue, related party	42	53
Other current liabilities	711	652
Total current liabilities	3,303	3,344
Deferred income taxes, net	60	76
Long-term retirement benefits (less current portion)	1,579	1,496
Other noncurrent liabilities	222	247
Total shareholders' equity	7,076	7,611
Total liabilities and shareholders' equity	12,240	12,774
Subsidiaries [Member] | Non-Guarantors [Member]
Assets
Cash and cash equivalents	363	348	337	323
Accounts receivable	39	68
Other receivables	110	90
Inventories	487	456
Deferred income taxes, net	45	43
Prepaid expenses and other	28	30
Assets held for sale		181
Total current assets	1,072	1,216
Property, plant and equipment, net	412	306
Trademarks and other intangible assets, net	1,351	1,359
Goodwill	2,707	2,707
Other assets and deferred charges	72	101
Total assets	5,614	5,689
Liabilities and shareholders' equity
Accounts payable	26	76
Tobacco settlement accruals	69	57
Other current liabilities	250	255
Total current liabilities	345	388
Intercompany notes and interest payable	2,117	2,174
Deferred income taxes, net	507	471
Long-term retirement benefits (less current portion)	108	113
Other noncurrent liabilities	3	5
Total shareholders' equity	2,534	2,538
Total liabilities and shareholders' equity	5,614	5,689
Subsidiaries [Member] | Eliminations [Member]
Assets
Other receivables	(342)	(384)
Inventories		(1)
Deferred income taxes, net	(8)
Prepaid expenses and other		(3)
Total current assets	(350)	(388)
Property, plant and equipment, net	1	1
Long-term intercompany notes	(3,442)	(3,540)
Investment in subsidiaries	(16,671)	(17,742)
Other assets and deferred charges	(56)	(29)
Total assets	(20,518)	(21,698)
Liabilities and shareholders' equity
Other current liabilities	(350)	(387)
Total current liabilities	(350)	(387)
Intercompany notes and interest payable	(3,442)	(3,540)
Deferred income taxes, net	(56)	(29)
Total shareholders' equity	(16,670)	(17,742)
Total liabilities and shareholders' equity	$ (20,518)	$ (21,698)

RJR Guaranteed Unsecured Notes Condensed Consolidating Financial Statements (Details 3) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidating Statements of Comprehensive Income
Net income	$ 304	$ 394	$ 327	$ 381	$ 262	$ 400	$ 359	$ 100	$ 1,406	$ 1,121	$ 955
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(144)	(78)	274
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									(12)	21	4
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(8)	(8)	3
Comprehensive income									1,242	1,056	1,236
RAI [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									1,406	1,121	955
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(144)	(78)	274
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									(12)	21	4
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(8)	(8)	3
Comprehensive income									1,242	1,056	1,236
Guarantors [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									1,603	1,256	1,095
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(141)	(80)	274
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									(12)	21	4
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(8)	(8)	3
Comprehensive income									1,442	1,189	1,376
Non-Guarantors [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									9	(78)	23
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									6	(1)
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(11)	(17)	10
Comprehensive income									4	(96)	33
Eliminations [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									(1,612)	(1,178)	(1,118)
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									135	81	(274)
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									12	(21)	(4)
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									19	25	(13)
Comprehensive income									(1,446)	(1,093)	(1,409)
Subsidiaries [Member] | RAI [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									1,406	1,121	955
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(144)	(78)	274
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									(12)	21	4
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(8)	(8)	3
Comprehensive income									1,242	1,056	1,236
Subsidiaries [Member] | Issuer [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									1,392	1,083	971
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(153)	(56)	275
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									(11)	21	4
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(9)	(8)	3
Comprehensive income									1,219	1,040	1,253
Subsidiaries [Member] | Guarantors [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									1,344	1,026	937
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									(158)	(56)	275
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									1	17	(7)
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(9)	(8)	3
Comprehensive income									1,178	979	1,208
Subsidiaries [Member] | Non-Guarantors [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									228	93	149
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									18	(25)	(1)
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									(11)	(17)	9
Comprehensive income									235	51	157
Subsidiaries [Member] | Eliminations [Member]
Condensed Consolidating Statements of Comprehensive Income
Net income									(2,964)	(2,202)	(2,057)
Other comprehensive income (loss), net of tax:
Retirement benefits, net of tax (benefit) expense of ($95), ($102) and $182									293	137	(549)
Unrealized gain (loss) on long-term investments, net of tax (benefit) expense of ($6), $13 and $2, respectively									10	(38)	3
Cumulative translation adjustment and other, net of tax (benefit) expense of ($4), ($10) and $7, respectively									29	33	(15)
Comprehensive income									$ (2,632)	$ (2,070)	$ (2,618)

RJR Guaranteed, Unsecured Notes Condensed Consolidating Financial Statements (Details Textual) (Subsidiaries [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Subsidiaries [Member]
RJR Guaranteed, Unsecured Notes - Condensed Consolidating Financial Statements (Numeric) [Abstract]
RAI's unsecured notes	$ 58

Quarterly Results of Operations (Unaudited) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Quarterly Results of Operations
Net sales	$ 2,083	$ 2,200	$ 2,267	$ 1,991	$ 2,081	$ 2,239	$ 2,245	$ 1,986	$ 8,541	$ 8,551	$ 8,419
Gross Profit	972	1,075	1,074	956	935	1,068	1,075	929
Net income	$ 304	$ 394	$ 327	$ 381	$ 262	$ 400	$ 359	$ 100	$ 1,406	$ 1,121	$ 955
Basic:
Income from continuing operations					$ 0.45	$ 0.69	$ 0.62	$ 0.54	$ 2.41	$ 2.29	$ 1.64
Loss from discontinued operations, net of tax								$ (0.37)		$ (0.37)
Net income	$ 0.52	$ 0.68	$ 0.56	$ 0.65	$ 0.45	$ 0.69	$ 0.62	$ 0.17	$ 2.41	$ 1.92	$ 1.64
Diluted:
Income from continuing operations					$ 0.45	$ 0.68	$ 0.61	$ 0.54	$ 2.4	$ 2.29	$ 1.64
Loss from discontinued operations, net of tax								$ (0.37)		$ (0.37)
Net income	$ 0.52	$ 0.67	$ 0.56	$ 0.65	$ 0.45	$ 0.68	$ 0.61	$ 0.17	$ 2.4	$ 1.92	$ 1.64

Quarterly Results of Operations (Unaudited) (Details Textual) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Quarterly Results of Operations (Textual) [Abstract]
Gross profit change		$ 23	$ 22	$ 26	$ (39)	$ 13	$ 13	$ 13
Net income change		27	23	28	(47)	19	18	18
Earnings per share basic change		$ 0.05	$ 0.04	$ 0.04	$ (0.08)	$ 0.04	$ 0.04	$ 0.03
Earnings per share diluted change		$ 0.04	$ 0.04	$ 0.05	$ (0.08)	$ 0.03	$ 0.03	$ 0.03
Pension expense as a result of MTM adjustments	145								145	110
Asset Impairment and exit charges							38
Trademark impairment charges	48				6				48	6	567
Goodwill impairment charge					$ 26					$ 26